                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:

[X] Preliminary proxy statement
[_] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         Montgomery Ward Holding Corp.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         Montgomery Ward Holding Corp.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14-a6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rules
    14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

 (2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

- --------------------------------------------------------------------------------

 (4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

- --------------------------------------------------------------------------------

(2)  Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3)  Filing party:

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(4)  Date filed:

- --------------------------------------------------------------------------------
- --------------------
  /1/Set forth the amount on which the filing fee is calculated and state how it was determined.

MONTGOMERY WARD HOLDING CORP.
Montgomery Ward Plaza
Chicago, Illinois 60671


NOTICE OF ANNUAL MEETING




- --------------------------------------------------------------------------------

     Notice is hereby given that the Annual Meeting of stockholders of Montgomery Ward Holding Corp. will be held at its corporate offices, Montgomery Ward Plaza, Chicago, Illinois 60671, on Friday, May 20, 1994, at 8:00 A.M., to
(i) elect directors; (ii) approve an amendment and restatement of the Certificate of Incorporation of Montgomery Ward Holding Corp. to authorize a new series of Class A Common Stock of Montgomery Ward Holding Corp.; (iii) approve an amendment and restatement of the Stockholders' Agreement dated as of June 17, 1988; (iv) approve an amendment and restatement of the Montgomery Ward & Co., Incorporated Stock Ownership Plan Terms and Conditions; (v) approve amendments to the Montgomery Ward & Co., Incorporated Stock Ownership Plan; (vi) approve the Senior Executive Performance Management Program; (vii) approve the Executive Long-Term Incentive Plan; and (viii) transact such other business as properly may come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April   , 1994, are
entitled to receive notice of, and to vote at, the meeting.

- --------------------------------------------------------------------------------

BY ORDER OF THE BOARD OF DIRECTORS,                      April   , 1994
SPENCER H. HEINE
EXECUTIVE VICE PRESIDENT, SECRETARY
AND GENERAL COUNSEL

PRELIMINARY MATERIALS


                                PROXY STATEMENT

                         MONTGOMERY WARD HOLDING CORP.
                             Montgomery Ward Plaza
                            Chicago, Illinois 60671
                                 (312) 467-2000


     This Proxy Statement, dated April   , 1994, is furnished in connection with
the solicitation by the Board of Directors of Montgomery Ward Holding Corp. ("MW Holding" or the "Company") of proxies to be voted at the Annual Meeting of Montgomery Ward Holding Corp. stockholders on May 20, 1994, and any adjournment thereof. This Proxy Statement and the accompanying Proxy and the Annual Report
on Form 10-K are being mailed to stockholders on or about April    , 1994.
Business at the Annual Meeting is conducted in accordance with the procedures determined by the presiding officer.


RECORD DATE AND OUTSTANDING VOTING SECURITIES

     Stockholders of record at the close of business on April   , 1994, are
entitled to receive notice of the meeting and to vote the shares held on that
date.  The number of voting securities of MW Holding outstanding on April   ,
1994 was            shares of Class A Common Stock, Series 1, $0.01 par value
("Series 1 Shares"), owned by three stockholders of record;         shares of
Class A Common Stock, Series 2, $0.01 par value ("Series 2 Shares" and together with the Series 1 Shares, the "Class A Shares"), owned by one stockholder of
record; and            shares of Class B Common Stock, $0.01 par value (the
"Class B Shares" and together with the Class A Shares, the "Common Stock"),
owned by one stockholder of record.  As of April    , 1994, each share of Class
A Common Stock, Series 1, Class A Common Stock, Series 2, and Class B Common Stock is entitled to one vote.


VOTING OF PROXIES

     Stockholders are urged to read carefully the material in this Proxy Statement, specify their choice on each matter by marking the appropriate box on the enclosed Proxy and sign, date and return the Proxy. If the enclosed Proxy is properly executed and returned to the Company in time for the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions of the stockholder giving the Proxy. A stockholder giving a proxy may revoke it at any time prior to its exercise by written notice of revocation to the Secretary of the Company, or by the execution of a proxy bearing a later date or by attending the meeting and voting in person.


QUORUM AND REQUISITE VOTE

     The holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting for the meeting to be held. The affirmative vote of a majority of the shares of Common Stock represented at the meeting, in person or by proxy, is required for approval of each matter to be voted upon, except as specifically provided to the contrary in this Proxy Statement. Pursuant to applicable Delaware law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are, counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter.


THE BOARD OF DIRECTORS

     Pursuant to the General Corporation Law of the State of Delaware, as implemented by MW Holding's Certificate of Incorporation and By-laws, all corporate powers are exercised by and under the direction of the Board of Directors, and MW Holding's business, property and affairs are managed by and under the direction of the Board.


ELECTION OF DIRECTORS

     The following persons have been nominated for election as directors of the
Company: Bernard F. Brennan, Bernard W. Andrews, Richard Bergel, Spencer H. Heine, Myron Lieberman, Silas S. Cathcart, David D. Ekedahl, Denis J. Nayden and James A. Parke. The Board of Directors recommends a vote for the election of each of such persons. If elected, directors will serve until the next Annual Meeting or until a successor is elected and qualified.

     Under that certain Stockholders' Agreement dated as of June 17, 1988, as amended, among the Company, Mr. Brennan, General Electric Capital Corporation ("GE Capital") and the other persons who are parties to the Stockholders' Agreement (the "Stockholders' Agreement"), the By-laws of the Company shall provide (and the By-laws of the Company do so provide), and the parties to the Stockholders' Agreement agree to vote, for the election of a Board of Directors consisting of nine members, five to be designated by the Designator (as defined in the Stockholders' Agreement) and four to be designated by GE Capital. Of the nominees listed below, Mr. Brennan, who is the Designator, has designated himself and Messrs. Andrews, Bergel, Heine, and Lieberman and GE Capital has designated Messrs. Cathcart, Ekedahl, Nayden and Parke to be directors of the Company.

     The persons named as proxies intend to vote all shares for which they receive proxies for the election of those of the nominees identified above who are so designated and available at the time of the election, unless such authority is withheld by the stockholders giving the proxy with respect to one or more of such nominees, in which case the shares will not be voted for the election of any directors as to whom such authority is withheld. If any nominee becomes unavailable for election for any reason, or is no longer designated by Mr. Brennan or GE Capital, as the case may be, at the time of the election, neither of which is anticipated, the shares represented by the proxies will be voted for any substitute nominee designated by Mr. Brennan or GE Capital, as applicable.

     Information with respect to ages of the directors is as of April 2, 1994 and information as to their ownership of shares of MW Holding as of that date is provided under the caption "OWNERSHIP OF COMMON STOCK".

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

     Bernard F. Brennan, age 55, has been Chief Executive Officer and a director of the Company since February 9, 1988, has been Chairman since June 17, 1988, and was President from February 9, 1988 through September 10, 1992. Mr. Brennan has been Chief Executive Officer and a director of Montgomery Ward & Co., Incorporated ("Montgomery Ward") since May 13, 1985, and became Chairman of Montgomery Ward on June 24, 1988. He served as President of Montgomery Ward from May 13, 1985 through September 10, 1992. Mr. Brennan has been a director of Itel Corporation since 1988 and a director of ANTEC Corporation since October 1993.

     Richard Bergel, age 58, has been Vice Chairman of the Company since June 25, 1993. Prior thereto, he was an Executive Vice President of the Company from June 17, 1988 through June 24, 1993. Mr. Bergel has been a director of the Company since June 24, 1988. Mr. Bergel has been Vice Chairman - Operations and Catalog of Montgomery Ward since June 25, 1993 and served as Executive Vice President and President of Specialty Catalogs of Montgomery Ward from June 16, 1991 through June 24, 1993. Prior thereto, he was President of Store Operations of Montgomery Ward since March 3, 1989, and was Executive Vice President-Operations of Montgomery Ward from December 16, 1987 through March 2, 1989. Mr. Bergel has served as Chief Executive Officer of Lechmere, Inc., an indirect wholly-owned subsidiary of Montgomery Ward since March 30, 1994. From October 21, 1991 through March 29, 1994, Mr. Bergel served as Chief Executive Officer of Montgomery Ward Direct, L.P., a partnership formed by subsidiaries of Montgomery Ward and subsidiaries of Fingerhut Companies, Inc. ("MW Direct"). Mr. Bergel also serves as a director of MW Direct.

     Bernard W. Andrews, age 52, has been President, Chief Operating Officer and a director of the Company since January 28, 1994. Mr. Andrews has been President and Chief Operating Officer of Montgomery Ward since January 28, 1994. Prior thereto he served as Executive Vice President of Operations of Circuit City Stores, Incorporated ("Circuit City") from March 1991 to January 1994, and Executive Vice President of Marketing of Circuit City from October 1990 to February 1991. He was Executive Vice President and President of Marketing of Montgomery Ward from May 18, 1990 through June 16, 1990 and Executive Vice President and President of Home and Automotive Group from August 18, 1986 to May 17, 1990.

     Spencer H. Heine, age 51, has been an Executive Vice President, Secretary and General Counsel of the Company since September 30, 1991 and a director since May 15, 1992. Prior thereto, he was Senior Vice President, Secretary and General Counsel of the Company from June 17, 1988 through September 29, 1991. Mr. Heine has been Executive Vice President, Legal and Financial Services of Montgomery Ward since September 30, 1991. He served as Senior Vice President - Legal and Real Estate of Montgomery Ward from March 28, 1990 through September 29, 1991 and was named a Senior Vice President of Montgomery Ward on March 1, 1988. Mr. Heine has been Chairman and Chief Executive Officer of Signature Financial/Marketing, Inc. ("Signature"), a wholly-owned subsidiary of Montgomery Ward since March 8, 1993. Prior thereto, he also served as President of Signature since September 30, 1991.

     Myron Lieberman, age 63, has been a director of the Company since June 25, 1988. He is a senior partner in the law firm of Altheimer & Gray and has practiced law in Chicago, Illinois since 1954.

     Silas S. Cathcart, age 67, has been a director of the Company since June 25, 1988. In January, 1990 Mr. Cathcart, who is retired, resigned as Chairman of Kidder, Peabody Group Inc., a position he held since January, 1989. Mr. Cathcart has been a director of Illinois Tool Works, Inc. since 1964 and a director of General Electric Financial Services, Inc. and GE Capital since 1987. He also is a director of Quaker Oats Company, Baxter International and General Electric Company.

     David D. Ekedahl, age 59, has been a director of the Company since June 25, 1988. He became a Vice President of General Electric Company and Senior Vice President and General Manager-Retailer Financial Services of GE Capital in March, 1989.

     Denis J. Nayden, age 39, has been a director of the Company since June 25, 1988. Mr. Nayden has been an Executive Vice President of GE Capital since February, 1989. Mr. Nayden is a director of General Electric Financial Services, Inc., GE Capital and Penske Truck Leasing.

     James A. Parke, age 48, has been a director of the Company since April 27, 1990. He has been Senior Vice President - Finance of General Electric Financial Services, Inc. since November, 1989. He was Vice President - Finance and Information Systems, Aircraft Engines of General Electric Company from January, 1989 to November, 1989. Mr. Parke is a director of FGIC Corporation, Polaris Holding Co., Kidder, Peabody Group, Inc., GE Credit International, N.V. and Financial Guaranty Insurance Co.

     Information with respect to the executive officers of MW Holding is included in MW Holding's Annual Report on Form 10-K.


MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular meetings once each fiscal quarter. The Board of Directors held four (4) regular meetings and no special meetings in 1993. Messrs. Brennan, Bergel, Heine, Lieberman, Nayden and Parke attended every meeting; Messrs. Cathcart and Ekedahl and Mr. Harold D. Kahn, who resigned as a director of the Company effective December 15, 1993, each attended three (3) meetings.


COMMITTEES OF THE BOARD

     MW Holding does not have a nominating committee of the Board of Directors, as the designation of directors is governed by the By-laws of the Company and by the Stockholders' Agreement.

     While MW Holding does not have an audit committee, compensation committee, or a finance committee, its wholly-owned subsidiary, Montgomery Ward, has created Board Committees to address audits, compensation and finance.

     Audit. The Audit Committee of Montgomery Ward met three (3) times during 1993. Mr. Lieberman is chairman of the Committee, Messrs. Bergel and Parke are members and Mr. John L. Workman, Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and Executive Vice President and Chief Financial Officer of Montgomery Ward, is secretary. The primary functions of the Committee are to recommend independent public accountants to the Board of Directors, to review the scope of the independent public accountants' examination, to review the fees for audit and non-audit services by the independent public accountants and to consider the results of the independent public accountants' review of the internal accounting controls and other matters resulting from the audit.

     Compensation. The Compensation Committee of Montgomery Ward did not hold separate meetings during 1993. Mr. Cathcart is chairman of the Committee, Messrs. Brennan and Ekedahl are members and Mr. Robert A. Kasenter, Executive Vice President of MW Holding and Executive Vice President, Human Resources of Montgomery Ward, is secretary. The function of the Committee is to review and make recommendations upon proposals by management as to compensation, bonuses, officers' severance arrangements and other benefits and policies respecting such matters for the officers and associates of Montgomery Ward.

     Finance. The Finance Committee of Montgomery Ward did not hold separate meetings during 1993. Mr. Heine is chairman of the Committee, Messrs. Bergel and Nayden are members and Mr. Workman is secretary. The functions of the Committee are to monitor the financial affairs and treasury functions of Montgomery Ward and report thereon, from time to time, to its Board of Directors.


DIRECTOR COMPENSATION ARRANGEMENTS

     Messrs. Cathcart and Lieberman are paid director fees of $6,000 per fiscal quarter, plus $1,500 for each meeting such director attends of the Board of Directors of MW Holding and Montgomery Ward, plus $1,500 for each meeting such director attends of a committee of MW Holding and Montgomery Ward of which such director is a member, provided that if a meeting of the Board of Directors of MW Holding is held jointly with or immediately prior to or following a meeting of the Board of Directors of Montgomery Ward, the aggregate fees for such meetings shall be $1,500, and provided further that if a meeting of a committee of MW Holding is held jointly with or immediately prior to or following a meeting of a committee of Montgomery Ward the aggregate fees for such meetings shall be $1,500. Such directors fees may be converted into Series 1 or Series 2 Shares pursuant to the Directors Plan described below. Directors of the Company who are also executive officers of Montgomery Ward currently receive no directors fees or other compensation for their service as directors of the Company. Likewise, directors of the Company who are executive officers of GE Capital currently receive no directors fees or other compensation for their service as directors of the Company.

     In December, 1990, the Board of Directors adopted a plan, which was approved by the shareholders in May, 1991, allowing Messrs. Cathcart and Lieberman to elect to receive all or any portion of the fees for their services as directors of the Company and Montgomery Ward in Series 1 Shares. In May, 1991, the Board of Directors amended and restated the plan as the Directors Plan (the "Directors Plan") to permit (a) the participation of additional directors,
(b) the receipt of Series 2 Shares as well as Series 1 Shares and (c) the establishment of a committee (the "Directors Plan Committee") to (i) administer the plan, (ii) estimate director fees payable to directors for the fiscal year and (iii) permit directors to elect to receive Class A Shares with a value determined by the Directors Plan Committee not to exceed the estimated fees.
The Directors Plan as so amended and restated was approved by the shareholders on May 17, 1991.

     Directors of the Company or Montgomery Ward other than members of the Directors Plan Committee are eligible to participate in the Directors Plan if designated by the Directors Plan Committee. The Directors Plan Committee is comprised of not fewer than two directors who are appointed by the Board of Directors and who serve at the pleasure of the Board of Directors. The current members of the Directors Plan Committee are Messrs. Brennan and Heine. Of the seven eligible directors, the Directors Plan Committee has designated only Messrs. Cathcart and Lieberman as participants in the Directors Plan as of April 2, 1994. As of such date, Messrs. Cathcart and Lieberman have acquired 5,039 and 5,943 Series 1 Shares, respectively, pursuant to rights ("Conversion Rights") under the Directors Plan.

     The Directors Plan Committee decides based on the past service of the director whether there should be an acceleration of the grant of Conversion Rights based on an estimate of director fees for the fiscal year. If the grant of Conversion Rights is accelerated by the Directors Plan Committee, the Directors Plan Committee determines the number of Class A Shares to which the Conversion Rights relate, the value of the Class A Shares, the duration of the Conversion Rights and the limitations on the Class A Shares acquired pursuant to the Conversion Rights. It is currently anticipated that any Class A Shares acquired pursuant to accelerated Conversion Rights would be forfeited to the extent a director does not earn the anticipated director fees for the fiscal year.

     Conversion Rights are automatically granted after the end of each fiscal quarter of the Company to participating directors in a number determined by dividing the director fees for the fiscal quarter by the fair market value per share of the Company's Common Stock. The number of Class A Shares acquired pursuant to accelerated Conversion Rights reduces the number of automatically granted Conversion Rights.

     The acquisition of Class A Shares by directors pursuant to Conversion Rights does not require any direct payment by a director, but the director fees which otherwise would be payable to the director are reduced by such fair market value of the Class A Shares acquired. If directors acquire Class A Shares pursuant to Conversion Rights, the Company will pay the directors an amount sufficient to pay all applicable federal and state taxes payable by the directors with respect to the Class A Shares acquired pursuant to Conversion Rights and the amount attributable to this payment.

     The Board of Directors may amend or terminate the Directors Plan, except that no such action by the Board of Directors may change the terms and conditions of any Conversion Rights previously granted in a manner adverse to the holder of the Conversion Right without the consent of such holder. Shareholder approval of an amendment to the Directors Plan is necessary if required for compliance with Rule 16b-3 ("Rule 16b-3") promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act"), and the timing of certain amendments may be limited by Rule 16b-3. The Directors Plan Committee has the right to make adjustments with respect to Conversion Rights if Montgomery Ward or the Company dissolves or is liquidated or upon the occurrence of a public offering of shares of the Company.

                                 EXECUTIVE COMPENSATION

          The Company had no employees and paid no compensation in 1993. The following information details compensation accrued by Montgomery Ward and its subsidiaries to executive officers of the Company.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Background

          During fiscal 1993, the Compensation Committee continued to implement an executive compensation program linked to the strategic goals of the Company by tying a significant portion of each executive's compensation to the Company's financial performance and related shareholder value. Key program components include base salary, annual incentives and long term incentives. The Compensation Committee believes that the strategic use of these program components provides the greatest opportunity to:

.    Attract and retain talented key executives in the competitive marketplace;

. Provide individual performance-based awards which relate to Company and individual performance; and

.    Balance effort between short-term and long-term goals.

     As stated earlier, the function of the Compensation Committee is to review and make recommendations upon proposals by management as to the compensation, bonuses, officers' severance arrangements and other benefits and policies respecting such matters for the officers and associates of Montgomery Ward. The Compensation Committee is composed of two outside directors and Mr. Brennan.
Mr. Robert A. Kasenter is secretary of the Compensation Committee. Each year the Compensation Committee conducts a review of Montgomery Ward's executive compensation program, including, without limitation, Mr. Brennan's compensation. (Mr. Brennan does not participate in the evaluation of his own compensation.)
In determining the compensation levels and components, the Compensation Committee considers several factors which include but are not limited to the following:

. Independent compensation surveys of executive compensation for a peer group of retail companies. Two surveys used are prepared by Management Compensation Services ("MCS"), an affiliate of Hewitt Associates. One MCS survey includes 89 retail organizations averaging $4.1 billion in annual sales while the second MCS survey includes a sample of 10 large-volume mass merchants selected as a peer group for Montgomery Ward. The companies in the survey are not necessarily the same as the companies in the S&P Retail (General Merchandise) Index for which the cumulative return is shown on the Performance Graph;

. Independent compensation surveys of executive compensation of a group of general industry companies. Two surveys used are the Hewitt Associates Total Compensation Database ("Hewitt Survey") and the Sibson's Management Compensation Survey ("Sibson Survey"). The Hewitt Survey is an annual survey providing comparative data for each of 38 executive positions, presented by company annual sales ranges. For 1992, 381 service and manufacturing companies participated in the Hewitt Survey and the average participant's sales volume was $6.6 billion. The Sibson Survey is an annual survey providing comparative data for each of 77 positions with compensation data on base salary and annual cash incentives presented by ranges such as sales. In 1992, 147 general industry corporations participated in the Sibson Survey and 48% of these companies had annual sales over $1.0 billion and 37% of these companies had 10,000 or more associates. The companies in the survey are not necessarily the same as the companies in the S&P 500 Index for which the cumulative return is shown on the Performance Graph;

. Overall performance of each executive officer in order to emphasize pay for performance; and

. Compensation levels which allow the Company to attract, retain, and enhance the development of knowledgeable key executives.

Base Compensation and Annual Incentives

     In determining the aggregate base compensation and target annual incentives for each executive officer, including Mr. Brennan, the Compensation Committee averages the aggregate base compensation and short-term incentive compensation data for the executive officer position from each of the MCS Surveys, the Hewitt Survey and the Sibson Survey, with equal weight given to each survey.
Subjective adjustments to such arithmetic average are made to adjust for company size, function, reporting relationships and individual performance. The resulting adjusted average aggregate base compensation and target annual incentive provide a guideline to the Compensation Committee for determining executive compensation. Base compensation and target annual incentives for individual executive officers vary from the guideline based upon the Compensation Committee's subjective judgment of Company and individual performance, experience and competitive considerations.

     Base compensation and annual incentives for executive officers are generally reviewed annually by the Compensation Committee. Often, as part of the compensation package offered to attract an executive officer to Montgomery Ward, base compensation and annual incentives, sometimes for more than one year, as well as severance arrangements are specified in an employment agreement. See the description of certain employment agreements under the heading "EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS."

Base Compensation

     Montgomery Ward's base compensation for its executive officers is designed to be generally competitive in the applicable marketplace. In this regard, the Compensation Committee evaluates the Company's base compensation levels against base compensation levels at a group of retail companies set forth in the MCS surveys described above. Moreover, because the pool of executives from which Montgomery Ward considers candidates is broader than the retail peer group, consideration is also given to general industry executive compensation levels as set forth in the Hewitt Survey and Sibson Survey described above.

     Within this general framework, an individual executive's base pay ultimately is determined by several subjective factors relating to that individual's historic performance and the Company's overall performance. The executive's individual performance is evaluated based upon financial performance and contribution of the area of the Company and its subsidiaries under his or her supervision. Financial performance is evaluated on both a short-term and long-term historical horizon. Factors other than pure financial performance are also taken into account by the Compensation Committee in setting individuals' base pay. Such other subjective factors include the executive's demonstrated ability to effectively implement strategic goals, provide leadership, and develop his or her associates.

     For 1993, Mr. Brennan's base compensation was increased by approximately 3.4%, which was representative of the average increases granted to Montgomery Ward management associates. For 1994, Mr. Brennan's base compensation was reduced to $950,000, making more of his total compensation contingent on Company performance.

Annual Incentives

     In order to motivate executives, the Company's executive compensation program includes variable compensation components which can account for a significant portion of each executive's overall compensation. Such annual incentives paid for 1993 were up to 38% of base compensation. Annual incentives for 1993 were created through the Performance Management Program ("PMP"). PMP is an annual incentive program which links each executive's award to individual and Company performance to a set of financial (e.g. sales dollars, expense ratios, inventory levels) and other strategic goals. Each goal is expressed in terms of a minimum, target and maximum payout. Separate targets are set for each of the spring and fall seasons. Awards under the program may be increased or decreased based on the performance level achieved.

     Mr. Brennan's 1993 PMP award was based on attainment of Company pre-tax earnings goals. For 1993, his award based on Company goal performance was $400,000, approximately 89% of his target award.

Long Term Incentives

     The Company provides long term incentives for a select group of executives (including all executive officers named in the Summary Compensation Table) through the Long Term Incentive Plan. This plan provides for a significant portion of an executive's total compensation to be tied to performance against a predetermined set of long term strategic goals of the Company. The Long Term Incentive Plan consists of three-year cycles that can be initiated annually. If target performance objectives for pre-tax retail earnings and return on capital employed are achieved for any designated cycle, cash is awarded to each participant based upon the base salary of such participant if, in the judgment of the Chief Executive Officer, such participant contributed substantially and positively to Montgomery Ward's overall corporate performance. In general, target payouts for cycles ending prior to 1994 have been 75% of base salary for Mr. Brennan and 50% of base salary for the other executive officers named in the Summary Compensation Table. Target payouts may be adjusted with the approval of the Chief Executive Officer upward or downward by up to 40% based upon the results of Montgomery Ward against its objectives for the cycle and no award would be given for performance below minimum performance levels. The actual awards under the Long Term Incentive Plan for the cycle ending in 1993 to executive officers named in the Summary Compensation Table are set forth in the Summary Compensation Table under the heading "LTIP Payout".

     Mr. Brennan's Long Term Incentive Plan award is linked to predetermined long term pre-tax earnings and return on capital employed strategic goals of the Company. For 1993, his award based on Company goal performance was $732,555.

Equity Participation

     The Compensation Committee believes that equity participation of its executives and other key associates creates a critically important long term partnership between the shareholders and the executives and other key associates. The equity participation of each executive named in the Summary Compensation Table may be found listed in the table under the caption "OWNERSHIP OF COMMON STOCK". As reflected in such table, executive officers have equity participation in the Company. Therefore, annual stock option grants have not generally been provided to existing executive officers, but stock options or awards may become part of the compensation package of existing executive officers in the future. Significant stock option grants have been made as part of the compensation package offered to attract a new executive officer or when there is a significant increase in the responsibilities of an executive.

Tax Deductibility of Compensation

     The Compensation Committee recently approved separate performance-based executive compensation programs for certain executive officers to preserve the Company's tax deduction for annual incentive and long term incentive compensation to Mr. Brennan and the other four most highly compensated executive officers. These compensation programs are submitted for shareholder approval elsewhere in this Proxy Statement. If approved, these compensation programs will be administered by a committee of outside directors (the "Incentive Compensation Committee"). The initial members of the Incentive Compensation Committee are Messrs. Cathcart, Ekedahl and Lieberman. One of the amendments to the Stock Ownership Plan for which shareholder approval is sought is designed to qualify option grants under the Stock Ownership Plan as performance-based to preserve the tax deduction to the Company upon exercise of those options which had been or will be granted with an exercise price at least equal to the fair market value of the Class A Shares to which the options relate at the time of grant.

     It is the Compensation Committee's policy to maximize the effectiveness, as well as the tax efficiency, of the Company's executive compensation programs. Therefore, to maintain flexibility to take actions which it deems to be in the best interests of the Company and its shareholders, the Compensation Committee may approve executive compensation programs that may not qualify for tax deductibility.

                         Silas S. Cathcart, Chairman
                         Bernard F. Brennan
                         David D. Ekedahl

                           SUMMARY COMPENSATION TABLE

                                                                   Long Term
                                     Annual Compensation          Compensation
                              ----------------------------------  -------------
                                                       Other      Securities                  All Other
                                                       Annual     Underlying       LTIP        Compen-
Name and                                            Compensation   Options        Payout       sation
Principal Position      Year  Salary($)   Bonus($)     ($)/1/        (#)           ($)         ($)/2/
- ------------------      ----  ---------   -------   ------------  ----------   ------------   ---------
Bernard F. Brennan      1993  1,052,500   400,000      3,747,054         ---        732,555       2,936
  Chief Executive       1992  1,017,500   354,200      1,497,488         ---        587,777       2,884
  Officer               1991    993,333   364,210            ---         ---        591,894       2,800

Richard Bergel          1993    404,167   130,000        279,336         ---        200,700       2,936
  Vice                  1992    350,000   125,000        136,993         ---        132,510       2,884
  Chairman              1991    283,958    69,000            ---         ---         99,801       2,800

Robert R. Schoeberl     1993    312,500    71,557         65,612      50,000        112,153       2,936
  Executive Vice        1992    264,167    49,850         25,309         ---         82,168       2,884
  President             1991    216,667    61,800            ---         ---         79,704       2,683

Leslie A. Ball/3/       1993    450,000   150,000      1,413,040         ---        194,423         ---
                        1992    112,500   125,000        307,832     100,000        107,565         ---

Spencer H. Heine        1993    279,167    75,000         59,196         ---        101,775       2,936
  Executive Vice        1992    223,750    68,304         22,460         ---         72,870       2,694
  President, Sec-       1991    181,667    60,000            ---         ---         67,687       2,415
  retary and General
  Counsel

Harold D. Kahn/4/       1993    598,958   200,000      3,139,277         ---        270,031         ---
                        1992    208,333   100,000        308,294     300,000        149,396         ---
=======================================================================================================

/1/ Includes company paid legal fees, taxes paid on stock transfers and purchases of Company stock at below-market prices. With respect to such legal fees, see "OTHER TRANSACTIONS AND CERTAIN RELATIONSHIPS" below. Also includes executive perquisites for Mr. Bergel (primarily a living expense allowance of $27,201 and $25,708 and a cash bonus equal to related income taxes of $21,160 and $14,732 for 1993 and 1992, respectively). No other named executive officer received perquisites exceeding $50,000 or 10% of salary and bonus. Information is given for 1993 and 1992 only pursuant to the proxy rule transitional provisions applicable to this column.

/2/ Represents Company matching contributions to the Savings and Profit Sharing Plan.

/3/ Mr. Ball joined the Company as Executive Vice President, Apparel of Montgomery Ward on September 18, 1992 and resigned from the Company effective January 31, 1994.

/4/ Mr. Kahn joined the Company on September 11, 1992 as President and resigned from the Company effective December 15, 1993.

OPTION GRANTS AND EXERCISES

  The following tables set forth summaries of the terms of stock options granted to Mr. Schoeberl during the Company's 1993 fiscal year and the value of unexercised options held by him as of January 1, 1994. No other named executive officer received options during the 1993 fiscal year. None of the named executive officers exercised any stock options during the 1993 fiscal year. No stock appreciation rights were granted to or exercised by any of the named executive officers during the 1993 fiscal year.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                             Potential Realizable Value
                                                                             at Assumed Annual Rates of
                                                                              Stock Price Appreciation
                                          Individual Grants                       for Option Term
                           ------------------------------------------------  --------------------------
                                        Percentage of
                             No. of         Total
                           Securities      Options
                           Underlying     Granted to    Exercise
                             Options      Associates     or Base    Expir-
                             Granted      in Fiscal       Price      ation
        Name                  (#)           Year         ($/Sh)      Date       5%($)      10%($)
        ----               ----------   -------------   --------   ---------  --------   ----------
Robert R. Schoeberl            50,000        2.5%         $22.50   9/30/2003  $708,750   $1,788,750


================================================================================



                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                       Number of Securities Underlying Unexercised       Value of Unexercised
                                  Options at FY-End (#)             In-the-Money Options at FY-End
                       -------------------------------------------  ------------------------------
    Name               Exercisable  Unexercisable                     Exercisable  Unexercisable
    ----               -----------  -------------                     -----------  -------------
Robert R. Schoeberl         0           50,000                             0              0

================================================================================

LONG TERM INCENTIVE PLAN AWARDS

      Certain Montgomery Ward executives recommended by Montgomery Ward's Chief Executive Officer (the "CEO") participate in the Long Term Incentive Plan. The Long Term Incentive Plan consists of three-year cycles that can be initiated annually. If specific corporate, financial, strategic and operational objectives approved by the CEO are achieved for any designated cycle, cash is awarded under the Long Term Incentive Plan to each participant based upon the average base salary of such participant if, in the judgment of the CEO, such participant contributed substantially and positively to Montgomery Ward's overall corporate performance. Target payouts, which are 50% of average base salary for each of the named executive officers, may be adjusted with the approval of the CEO upward or downward by 40% based upon the results of Montgomery Ward against its objectives for the cycle, and no award would be given for performance below minimum performance levels. Mr. Brennan participates in a long term incentive plan which is the same as the Long Term Incentive Plan, except that his maximum award is 75% of his current base salary.

      The following table sets forth information regarding the participation of Messrs. Brennan, Bergel, Schoeberl, Ball, Heine, and Kahn in the three-year award cycle under the Montgomery Ward Long Term Incentive Plan commencing in the Company's 1993 fiscal year. If the Executive Long-Term Incentive Plan, as discussed below, is approved by the stockholders, Messrs. Brennan, Bergel, Schoeberl and Heine are expected to receive payouts under the Executive Long-Term Incentive Plan rather than the Long Term Incentive Plan.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                        Performance     Estimated Future Payouts under Non-Stock
                          Number of      or Other                 Price-Based Plans
                        Shares, Units  Period Until
                          or Other     Maturation or
Name                    Rights (#)/1/     Payout      Threshold($)/2/  Target($)/3/  Maximum($)/4/
- ----                    -------------  -------------  ---------------  ------------  -------------
Bernard F. Brennan         712,500         1995           427,500         712,500       997,500
Richard M. Bergel          225,000         1995           135,000         225,000       315,000
Robert R. Schoeberl        175,000         1995           105,000         175,000       245,000
Leslie A. Ball/5/              ---          ---               ---             ---           ---
Spencer H. Heine           200,000         1995           120,000         200,000       280,000
Harold D. Kahn/6/              ---          ---               ---             ---           ---

- --------------------------------------------------------------------------------------------------

- -----------------------
          /1/ Units each represent one dollar of target payout, based on a target of 50% of current base salary for Messrs. Bergel, Schoeberl, Ball, Heine and Kahn and 75% of current base salary for Mr. Brennan.

          /2/ Threshold amounts are 60% of target payouts, representing payout for accomplishment of minimum performance levels.

          /3/ Target levels are based on the attainment of performance goals, with no adjustment to the payout made by the CEO.

          /4/ Maximum levels represent 140% of target payouts, comprising the maximum upward adjustment possible under the Long Term Incentive Plan.

          /5/ Mr. Ball resigned as an officer of the Company effective January 31, 1994. He will receive no further payouts under the Long Term Incentive Plan. Had he not resigned, Mr. Ball would have been eligible to receive from a threshold level of $135,000 to a maximum payout of $315,000.

          /6/ Mr. Kahn resigned as an officer of the Company effective December 15, 1993. He will receive no further payouts under the Long Term Incentive Plan. Had he not resigned, Mr. Kahn would have been eligible to receive from a threshold level of $187,500 to a maximum payout of $437,500.


PENSION PLAN

          Executive officers of Montgomery Ward, in addition to many other associates, participate in a pension plan (the "Pension Plan"). The Pension Plan provides benefits defined by formulae and then offset by benefits provided by associates' Basic Contribution and Transferred Contribution accounts in the Savings and Profit Sharing Plan ("Savings Plan"). From 1989 through 1993, no more than $200,000, as adjusted annually under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), of any participant's compensation per year is considered for any purpose under the Pension Plan. Beginning in 1994, no more than $150,000, as adjusted annually under Section 401(a)(17) of the Code, of any participant's compensation per year is considered for any purpose under the Pension Plan. The monthly pension benefit to which current associates are entitled under the Pension Plan at normal retirement age (65 years old) is generally based on three benefit formulae that are applicable to different years of service. The post-1988 formula applies to credited service, as defined in the Pension Plan, earned after 1988 while making contributions to the Savings Plan and is based on "career earnings". A participant's annual benefit under the post-1988 formula is 1.5% of the participant's eligible pay for each year of credited service after 1988. The Pension Plan formulae benefit is determined by adding the benefit under the post-1988 formula to the accrued benefit under the Pension Plan as of December 31, 1988, as determined under the prior formulae. The benefit determined under the Pension Plan is reduced by the benefit determined to be equivalent to an annuity which could be purchased with the participant's Basic Contribution and Transferred Contribution accounts in the Savings Plan.

          The following table sets forth the estimated annual benefits (calculated on a straight life annuity basis) upon retirement at age 65 under the Pension Plan, which is the only defined benefit plan under which associates of Montgomery Ward can currently accrue benefits, to Mr. Brennan and the four most highly compensated other executive officers of the Company (calculated on the basis of estimated years of service at retirement age; levels of compensation paid in calendar year 1993 (including compensation pursuant to the Performance Management Program), assuming 6% annual increases; and without regard to any reduction for benefits under the Savings Plan):

                                      Estimated Annual Pension
Name of Participant                        at Retirement

Bernard F. Brennan.......................     $107,185
Richard M. Bergel........................     $ 98,173
Robert R. Schoeberl......................     $ 84,913
Leslie A. Ball...........................          N/A
Spencer H. Heine.........................     $ 98,399
Harold D. Kahn...........................          N/A

          Messrs. Ball and Kahn have resigned from the Company and will receive no payments under the Pension Plan.


EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

          Executive Agreements. In the course of recruiting new executives, promoting existing associates to executive positions and increasing the responsibilities of existing executives, Montgomery Ward frequently enters into agreements which set forth the general terms of the compensation arrangements for such executive. Such agreements typically set forth, among other things, a recipient's base salary, the target bonus under the PMP, the maximum percentage of the target bonus under the PMP that can be earned, participation in the Long Term Incentive Plan with initial target bonuses for applicable Long Term Incentive Plan cycles, the percentage of the executive's base pay that can be earned annually through the Long Term Incentive Plan after the initial bonus target period has run, bonus guarantees, if any, and the number of stock options, if any, that will initially be granted to the executive in his or her new position. Of the executive officers named in the Summary Compensation Table, Mr. Bergel has an agreement of this type and Mr. Ball and Mr. Kahn had agreements of this type.

          Mr. Kahn and Montgomery Ward entered into their agreement in connection with Mr. Kahn's agreement to serve as President of Montgomery Ward; Mr. Bergel and Montgomery Ward entered into their agreement in connection with Mr. Bergel's appointment to the position of Chief Executive Officer of Lechmere; and Mr. Ball and Montgomery Ward entered into their agreement when Mr. Ball was named Executive Vice President, Apparel of Montgomery Ward. The agreement with Mr. Bergel provides, and the agreements with Mr. Kahn and Mr. Ball provided, for, respectively, (i) initial annual base salaries of $600,000, $625,000, and $450,000; (ii) PMP target bonuses of $200,000 (guaranteed at 100% for 1994), $200,000 (guaranteed at 50% for 1992 and 100% for 1993), and $150,000
(guaranteed at 83.33% for 1992 and 100% for 1993), in each case with opportunities to earn up to 150% of such target bonuses; and (iii) Long Term Incentive Plan participation at a target bonus level of base salary for each executive of 50%. The agreements with Mr. Kahn and Mr. Ball stated that the executive would receive options to purchase 300,000 and 100,000 Class A Shares, respectively, with 25% of such options vesting immediately and 25% vesting each year thereafter (which options were granted). The agreement with Mr. Bergel stated that he would receive options to purchase 200,000 Class A Shares at $22.50 per share, with such options vesting 100% on April 4, 1996, and with the granting of such options to be subject to shareholder approval of the addition of shares to the Stock Ownership Plan, which addition has not yet been put to a vote of the Company's stockholders.
Mr. Bergel has not yet been granted such option. Each of the agreements also contained certain severance arrangements. The severance arrangements with Mr. Bergel are more fully described below. Each of Messrs. Kahn and Ball entered into a General Release and Covenant Not to Sue (a "Release") with Montgomery Ward upon the termination of the employment of such executive with Montgomery Ward. The provisions of each Release expressly supersede the severance provisions in the applicable agreement and are more fully described below.

          Mr. Bergel's agreement also provides that, upon the occurrence of certain events, including his separation from Lechmere before April 1, 1996, Mr. Bergel may elect to retire upon thirty days notice. The agreement provides that upon Mr. Bergel's retirement, he will be permitted to sell 25% of the Class A Shares held by him to the Company for cash in each of the year of such retirement and the next succeeding three (3) years. Also upon Mr. Bergel's retirement, the Company will provide him with a 100% relocation package to move to any location of his choice in the continental United States.

          The Releases with Mr. Kahn and Mr. Ball provide for cash payments of a total of $2,373,157 and $810,000, respectively, subsidization of each executive's continuation of coverage in Montgomery Ward's health care plan through December 31, 1995 and January 31, 1995, respectively, and certain modifications of the non-compete clauses in each executive's agreement. In addition, the Company promised in each Release to pay the executive the "spread" between the exercise price of all options held by the executive and $26.50 per share, the fair market value of the Common Stock for the Company's 1994 fiscal year, as determined pursuant to the Stockholders' Agreement. The Company also agreed to purchase all vested stock held by each executive at $26.50 per share. In connection with the foregoing, the executive in each Release discharged Montgomery Ward and its officers, directors, agents, employees and affiliates from all claims arising out of the executive's employment with Montgomery Ward. Each Release also contains provisions relating to confidentiality of information received in connection with the executive's employment.

          Senior Officer Severance Plan. The normal Severance Plan for certain senior officers of Montgomery Ward provides that upon termination of a participating officer's employment with Montgomery Ward, for reasons other than cause, death, retirement or resignation, the senior officer will receive from Montgomery Ward a payment equal to 12 months of his or her base pay. This payment is to be in lieu of any other severance pay benefits available to the senior officer under any other Montgomery Ward policy. The participants in this plan currently consist of twenty (20) senior officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          Mr. Brennan, Chief Executive Officer of the Company and Chief Executive Officer of Montgomery Ward, serves as a member of the Compensation Committee of Montgomery Ward's Board of Directors. Robert A. Kasenter, Executive Vice President of the Company and Executive Vice President, Human Resources of Montgomery Ward, serves as Secretary of the Compensation Committee of Montgomery Ward's Board of Directors, although Mr. Kasenter is not a director of the Company or of Montgomery Ward.


PERFORMANCE GRAPH

          The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for the period beginning January 1, 1989 and ending January 1, 1994, with the cumulative total return of the Standard & Poor's 500 stock index and the cumulative total return of a peer group of companies consisting of the Standard & Poor's Retail (General Merchandise) Group (the "Peer Group") for the period beginning on January 1, 1989 and ending on December 31, 1993. In all cases, a $100 investment at the Initial Measuring Point and dividend reinvestment has been assumed, although divided reinvestment is not currently available with respect to the Company's Common Stock.


                COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG
        MW HOLDING, S&P 500 INDEX AND S&P RETAIL (GENERAL MERCHANDISE)
                                     INDEX

Company / Index Name             Dec. 1988  1989   1990   1991   1992   1993
- --------------------             ---------  ----   ----   ----   ----   ----
Montgomery Ward Holding Corp.       $100    $315   $516   $654   $796   $945
Standard & Poor's 500 Index         $100    $132   $128   $166   $179   $197
The Peer Group                      $100    $124   $127   $225   $256   $235

                           OWNERSHIP OF COMMON STOCK

          The following table sets forth the beneficial ownership, as of April 2, 1994, of Class A Shares (i) by each person who is a director of the Company (none of whom except the individuals identified owns any shares of the Company's equity securities), (ii) by each executive officer whose compensation is reflected in the Summary Compensation Table, (iii) by each person who is known to be a holder of more than 5% of Class A Shares and (iv) by all directors and executive officers of the Company as a group.


Individual or Group                          Shares           %
- -------------------                        ----------       -----
Bernard F. Brennan (a)                     17,357,914       88.8%
Myron Lieberman (b)                         2,510,532       12.8%
Richard M. Bergel (c)(d)                      852,500        4.4%
Spencer H. Heine (c)                          251,250        1.3%
Bernard W. Andrews (c)                        350,000        1.8%
Silas S. Cathcart (c)(e)                       15,322        0.1%
Robert R. Schoeberl (c)(f)                    228,333        1.2%
Leslie A. Ball (c)(g)                          75,000        0.4%
Harold D. Kahn (h)                                  0          0%
Tamara Brennan (i)                          2,200,000       11.2%

All directors and executive
officers as a group (18 persons) (j)       18,941,040       93.9%

_______________________________________________________
(a) Comprised of 13,025,750 Class A Shares (66.6% of the Class A Shares and 29.2% of the Common Stock outstanding as of April 2, 1994) owned of record by Mr. Brennan and with respect to which Mr. Brennan has sole investment and voting power, and 4,332,164 Class A Shares (22.2% of the Class A shares and 9.7% of the Common Stock outstanding as of April 2, 1994) owned of record by Mr. Brennan as voting trustee and with respect to which Mr. Brennan has sole voting power as voting trustee but no investment power. Does not include 2,200,000 Class A Shares (11.2% of the Class A Shares and 4.9% of the Common Stock outstanding as of April 2, 1994) which are owned by Myron Lieberman, as trustee of a trust (the "Family Trust") for the benefit of members of Mr. Brennan's family with respect to which Mr. Brennan has no voting or investment power, but with respect to which Tamara Brennan, Mr. Brennan's wife, may acquire shared voting and dispositive power. See Note (i) below. Mr. Brennan disclaims beneficial ownership of such 2,200,000 Class A Shares. Mr. Brennan's business address is Montgomery Ward Plaza, Chicago, Illinois 60671.

(b) Includes 294,250 Class A Shares represented by Voting Trust Certificates owned by Lieberman Investment Limited Partnership, a limited partnership of which Mr. Lieberman is the sole general partner. Also includes 2,200,000 Class A Shares with respect to which Mr. Lieberman has sole voting and investment power as trustee of the Family Trust. Such 2,200,000 Class A Shares are not deposited in the voting trust under which Mr. Brennan serves as voting trustee. See Note (c) below. All shares other than the 2,200,000 Class A Shares as to which Mr. Lieberman has beneficial ownership are represented by Voting Trust Certificates and such shares are held in a voting trust as to which Mr. Brennan, as voting trustee, has sole voting power. Includes 339 Class A Shares which Mr. Lieberman acquired on April 8, 1994 pursuant to Conversion Rights which arose on April 1, 1994 and which, pursuant to a prior election by Mr. Lieberman, were automatically exercised on April 8, 1994. Does not include Class A Shares which can be acquired pursuant to Conversion Rights which will arise on July 1, 1994 (a date within 60 days of the Company's Annual Meeting to which this Proxy Statement relates), and which, pursuant to a prior election by Mr. Lieberman, will automatically be exercised, because the number of such shares is not determinable as of the date of this Proxy Statement. Mr. Lieberman's business address is 10 South Wacker Drive, Chicago, Illinois 60606.

(c) Represents ownership of Voting Trust Certificates with respect to shares held in a voting trust (the "Voting Trust") as to which Mr. Brennan, as voting trustee, has sole voting power and the persons indicated have sole investment power.

(d) Includes 60,000 Class A Shares with respect to which Mr. Bergel has sole investment power as trustee of trusts for the benefit of members of the family of Robert A. Kasenter, an officer of the Company. Does not include 90,000 Class A Shares with respect to which Mr. Kasenter, as trustee of a trust for the benefit of members of Mr. Bergel's family, has sole investment power, but with respect to which Mr. Bergel has no voting or investment power.

(e) Includes 283 Class A Shares which Mr. Cathcart acquired on April 8, 1994 pursuant to Conversion Rights which arose on April 1, 1994 and which, pursuant to a prior election by Mr. Cathcart, were automatically exercised on April 8, 1994. Does not include Class A Shares which can be acquired pursuant to Conversion Rights which will arise on July 1, 1994 (a date within 60 days of the Company's Annual Meeting to which this Proxy Statement relates), and which, pursuant to a prior election by Mr. Cathcart, will automatically be exercised, because the number of such shares is not determinable as of the date of this Proxy Statement.

(f) Does not include 21,667 Class A Shares with respect to which a trustee of a trust for the benefit of members of Mr. Schoeberl's family has sole investment power, but with respect to which Mr. Schoeberl has no voting or investment power.

(g) Mr. Ball resigned from the Company effective January 31, 1994. On April 12, 1994, the Company exercised an option pursuant to which it will purchase all such shares from Mr. Ball on or before May 16, 1994.

(h) Mr. Kahn resigned from the Company effective December 15, 1993. All shares of Common Stock owned by Mr. Kahn have been sold by Mr. Kahn prior to April 2, 1994.

(i) Represents Class A Shares with respect to which Mrs. Brennan, if she were to elect to become an advisor to the trustee of the Family Trust, may acquire shared power to vote or direct the vote of, and shared power to dispose or direct the disposition of, such shares. See Notes (a) and (b) above.

(j) Represents all Class A Shares with respect to which executive officers and directors have investment power, which is in each case sole investment power. Does not include 1,219,924 Class A Shares with respect to which Mr. Brennan has sole voting power as voting trustee, but with respect to which neither he nor any other officer or director of the Company has investment power. Includes 548,650 Class A Shares which may be acquired by executive officers or directors at purchase prices ranging from $0.20 to $22.50 per share pursuant to options exercisable on April 2, 1994. Includes 622 Class A Shares which were acquired by directors on April 8, 1994 pursuant to Conversion Rights which arose on April 1, 1994 and which, pursuant to prior elections by such directors, were automatically exercised on April 8, 1994. Does not include Class A Shares which can be acquired by directors pursuant to Conversion Rights which will arise on July 1, 1994 (a date within 60 days of the Company's Annual Meeting to which this Proxy Statement relates), and which, pursuant to prior elections by Messrs. Cathcart and Lieberman, will automatically be exercised, because the number of such shares is not determinable as of the date of this Proxy Statement.
     Includes 54,400 Class A Shares which can be acquired pursuant to options which become exercisable on May 15, 1994, June 14, 1994, June 22, 1994, June 23, 1994 or July 10, 1994 (all dates within 60 days of the Company's Annual Meeting to which this Proxy Statement relates).

     GE Capital owns 100% of the 25,000,000 Class B Shares currently outstanding. GE Capital's address is 260 Long Ridge Road, Stamford, Connecticut 06902. Such shares represent 56.1% of the outstanding Common Stock. Pursuant to a proposed Certificate of Amendment to the Company's Certificate of Incorporation, which was approved by the Company's Board of Directors on April 15, 1994 and which will be acted upon by the Company's stockholders pursuant to a written consent in lieu of a special meeting, the Company plans to issue to GE Capital 100% of the 750 shares of Senior Preferred Stock, having a liquidation value of $100,000 per share (the "Senior Preferred Stock") which will be authorized by such Certificate of Amendment. Such shares will represent 100% of the Company's outstanding Preferred Stock.


CONTROL MATTERS

     Voting of Shares. In the event that the Voting Trust is not in effect or in the event shares of Common Stock of MW Holding deposited therein are not subject to the Voting Trust, all such shares held by the stockholders, except those held by Mr. Brennan and certain trusts for the benefit of members of his family, are subject to a voting agreement under which the holders agreed to vote their shares in the same way Mr. Brennan votes his shares until June 17, 1998.

     Directors. The Board of Directors consists of nine members. As noted above, the Stockholders' Agreement provides that five of the Company's directors shall be designated by the Designator, presently Mr. Brennan, and four shall be designated by GE Capital.

     If GE Capital and its affiliates cease to own more than 50% of the number of shares of Common Stock initially purchased by them, the number of directors which the Designator is permitted to designate will be increased by one, and the number of directors which GE Capital may designate shall be reduced by one. If GE Capital and its affiliates cease to own 20% or more of such shares of Common Stock, except as described below, GE Capital shall have no right to designate any directors, and the number of directors shall be reduced to seven, five to be elected by the holders of Class A Common Stock, voting as a class, and two to be elected by the holders of Class B Common Stock, voting as a class, provided that, so long as the Account Purchase Agreement between Montgomery Ward and Montgomery Ward Credit Corporation, a wholly-owned subsidiary of GE Capital ("Montgomery Ward Credit"), relating to the purchase by Montgomery Ward Credit of customer receivables of Montgomery Ward remains in effect, and GE Capital or any of its affiliates owns any Common Stock, GE Capital will have the right to elect one of the two directors to be elected by the holders of Class B Common Stock.

     Upon the authorization and issuance of the Senior Preferred Stock, discussed above, the holders of the Senior Preferred Stock will have the right to elect one director to be an additional member of the Company's Board of Directors (a) during the period following a default in the payment of accrued dividends on the Senior Preferred Stock for four consecutive quarters until such accrued dividends shall have been paid in full and (b) during the period following any failure to make a mandatory redemption of Senior Preferred Stock until such failure shall have been cured.

     The Company's By-laws contain supermajority provisions which require that certain actions, such as mergers, substantial asset sales, certain amendments to the Company's Certificate of Incorporation or By-laws, payment of dividends and redemption of Shares other than in accordance with the terms of the Stockholders' Agreement, public offerings and certain other major corporate transactions be undertaken only upon the approval of two-thirds of the directors of the Company.


                  OTHER TRANSACTIONS AND CERTAIN RELATIONSHIPS

     Under the terms of a line of credit agreement ("Line of Credit Agreement") between Mr. Brennan and GE Capital, Mr. Brennan, at his option, had the right to borrow up to $5 million to be secured by a pledge of Class A Shares owned by him. On August 10, 1993, Mr. Brennan paid to GE Capital $2,495,657, in full payment of all borrowings under the Line of Credit Agreement and the loan facility was cancelled and all pledged shares were released.

     In 1991, Montgomery Ward arranged lines of credit with the Northern Trust Company and the First National Bank of Chicago (the "Banks") totaling an aggregate of not more than $10,000,000, of which $4,000,000 is currently available to 11 executive officers, including directors who are executive officers of the Company (the "Line of Credit Program"). A committee of the Board of Directors of the Company (consisting of Messrs. Brennan and Lieberman) determines which associates are eligible to borrow money under the Line of Credit program and the maximum amounts which each, respectively, can borrow.
Any director or executive officer desiring to borrow money from a Bank under the Line of Credit Program is required to pledge to such Bank as collateral a number of vested Class A Shares held by the individual, the fair market value of which is equal to twice the amount the individual desires to borrow. All loans are payable in five years with annual interest payments. Any loan may be prepaid without penalty. Interest accrues at the lending Bank's prime rate. The Company has agreed with the Banks that, in the event any individual should default upon his or her repayment obligations, the Company will purchase the note from the Bank or purchase the pledged stock from the Bank at the fair market value with the entire amount defaulted upon to be paid by the Company if, and to the extent, the defaulted amount exceeds the amount of the payment by the Company to the borrower to repurchase the Class A Shares. Such payments are to be made to the Bank on the borrower's behalf to the extent of outstanding indebtedness. As of January 1, 1994, two (2) loans in excess of $60,000 are outstanding to executive officers of the Company under the Line of Credit
Program: one to Robert R. Schoeberl, Executive Vice President of the Company, for $150,000 and one to Robert A. Kasenter, Executive Vice President of the Company, for $130,730.

     In 1992, the Company agreed to pay the reasonable legal fees and expenses of Altheimer & Gray and Arnold & Porter in connection with their rendition of services to stockholders of the Company who acquired Series 1 Shares in 1988 (the "Original Stockholders") in a controversy with the Internal Revenue Service (the "IRS") with respect to such acquisition. Such payment constitutes compensation to all or a portion of the Original Stockholders, and has been and will be prorated among such Original Stockholders based upon their relative shareholdings. During 1993, the total amount of such compensation, including tax gross-ups, to directors and executive officers which exceed $60,000 were as follows: Mr. Brennan, $3,747,054; Mr. Andrews, $299,546; Mr. Bergel, $224,691;
Mr. Edwin G. Pohlmann, Executive Vice President of the Company and Executive Vice President, Merchandise and Store Operations of Montgomery Ward, $224,691; Mr. Schoeberl, $63,353; and Mr. Tommy T. Cato, Executive Vice President of the Company (currently on leave of absence), $60,049. On March 14, 1994, as one component of a settlement with the IRS, the IRS and each of the Original Stockholders entered into a Stipulation of Settlement, pursuant to which the IRS conceded that no tax deficiencies were due from the Original Stockholders. Accordingly, fees and expenses relating to this matter and paid by the Company after March 1994 should be minimal. As another component of the settlement, the Company agreed to pay the IRS the sum of $6,000,000.

     Montgomery Ward extends credit to its customers under an open-end revolving credit plan and in connection therewith, Montgomery Ward and Montgomery Ward Credit Corporation, a wholly-owned subsidiary of GE Capital, have entered into an Account Purchase Agreement pursuant to which Montgomery Ward Credit purchases receivables from time to time and provides services to Montgomery Ward. Under the terms of a letter agreement dated June 24, 1988 among Signature, Montgomery Ward Credit and Montgomery Ward, Montgomery Ward Credit is purchasing the customer accounts receivable of Signature on terms similar to those contained in the Account Purchase Agreement. Set forth below is a description of various transactions entered into in connection with the Account Purchase Agreement and in connection with the letter agreement. Unless otherwise specified, information given is for aggregate transactions under both the Account Purchase Agreement and the letter agreement. As of January 1, 1994, there were $4.9 billion of Montgomery Ward private label credit card receivables owned by Montgomery Ward Credit. During each of the 1993, 1992 and 1991 fiscal years, Montgomery Ward Credit purchased approximately $3.7 billion, $3.5 billion and $3.5 billion, respectively, of such receivables from Montgomery Ward. As of April 2, 1994, Montgomery Ward Credit has purchased approximately $855.6 million of such receivables from Montgomery Ward during the current fiscal year. The Company anticipates significant additional purchases under the Account Purchase Agreement during the remainder of fiscal 1994. During the 1993, 1992 and 1991 fiscal years, Montgomery Ward paid approximately $0, $30,000,000 and $18,700,000, respectively, to Montgomery Ward Credit in payment of loss sharing under the Account Purchase Agreement. In the first quarter of 1994, an additional $35,000,000 was paid for 1993 losses incurred under the Account Purchase Agreement. Presently, Montgomery Ward is maker on three notes outstanding payable to Montgomery Ward Credit, one representing credit losses in fiscal 1991 for $18,000,000, one representing credit losses in fiscal 1992 for $63,620,000 and one representing credit losses in fiscal 1993 for $25,507,000. During 1992, finance charge rates assessed on the Montgomery Ward credit card were increased in certain states effective July 1, and October 1 and Montgomery Ward is entitled to share in such increased finance charges. Under the Account Purchase Agreement, Montgomery Ward's share of such increases is available for offset against the notes described above made by Montgomery Ward payable to Montgomery Ward Credit. Such amount is evidenced by a note which bears interest at the same rate and is due at the same time as the notes payable to Montgomery Ward Credit. The finance charge offset applicable to those notes is $9.6 million. Under the letter agreement, Montgomery Ward Credit also provides administrative services in connection with Signature products. Fees paid by Signature to Montgomery Ward Credit for such services in each of the Company's 1993, 1992 and 1991 fiscal years totaled approximately $5 million.

     Montgomery Ward has entered into a Program Agreement dated October 12, 1989 with GE Capital, under which GE Capital pays certain manufacturers and distributors a discounted invoice price of products acquired by Montgomery Ward and Montgomery Ward reimburses GE Capital for such payments according to a schedule. The aggregate amount of outstanding payments and other amounts payable under the Program Agreement is not to exceed $175 million at any one time. During the Company's 1993 fiscal year, Montgomery Ward reimbursed approximately $434 million to GE Capital under the Program Agreement. As of April 2, 1994, Montgomery Ward has reimbursed approximately $137 million under the Program Agreement during the current fiscal year. The Company anticipates continuing reimbursement obligations pursuant to the Program Agreement.

     General Electric Corporation, the parent of GE Capital, is, in the ordinary course of its business, a major supplier of consumer goods to Montgomery Ward for sale at Montgomery Ward's stores in the ordinary course of its business.

     Myron Lieberman, a director of the Company and Montgomery Ward, is a senior partner in the law firm of Altheimer & Gray. Altheimer & Gray renders legal services to the Company and its subsidiaries as the regular outside counsel to the Company and its subsidiaries.


AMENDMENTS TO ORGANIZATIONAL DOCUMENTS IN CONNECTION WITH THE AUTHORIZATION OF SERIES 3 SHARES

     In connection with the acquisition by Montgomery Ward of Lechmere Inc., which acquisition closed on March 30, 1994 (as more fully described below), the former stockholders of LMR Acquisition Corporation, a Massachusetts corporation and presently a wholly-owned subsidiary of Montgomery Ward, may, depending on the fulfillment of certain conditions described below, be entitled to receive up to 400,000 shares of Common Stock in consideration for the acquisition of Lechmere. The following information is presented on behalf of the Board of Directors in connection with the Board of Directors' recommendation of (a) the amendment and restatement of the Stockholders' Agreement as set forth on Annex A attached to this Proxy Statement to permit the issuance of shares of Class A Common Stock, Series 3 of the Company ("Series 3 Shares"), with such rights and limitations as set forth below; (b) the amendment and restatement of the Terms and Conditions as set forth on Annex B attached to this Proxy Statement to permit the issuance of Series 3 Shares; and (c) the amendment and restatement of the Certificate of Incorporation of the Company as set forth on Annex C to this Proxy Statement to authorize the issuance of up to 400,000 Series 3 Shares and define the rights thereof. The Company proposes to authorize Series 3 Shares as a means to have the dilution resulting from the issuance of shares of Common Stock in connection with the acquisition of Lechmere be borne in equal proportions by the holders of Class A Common Stock and Class B Common Stock.
The amendments to the above-referenced documents also include several changes to correct and update such documents to reflect prior events and to reflect conditions as currently are in place, including, without limitation, addition of certain defined terms, cross-references and the following: (i) amendments to the Certificate of Incorporation, the Stockholders' Agreement and the Terms and Conditions to eliminate references to certain preferred stock of the Company which is no longer outstanding; (ii) elimination of a provision in the Certificate of Incorporation with respect to compromise of creditors' claims;
(iii) amendments to the Stockholders' Agreement and the Terms and Conditions to permit extension of certain option periods intended to permit repurchases of shares without recapture of profits under Section 16(b) of the Securities Exchange Act of 1934, as amended; and (iv) revisions to the Stockholders' Agreement and the Terms and Conditions to reflect that most future purchasers of Class A Stock will receive such shares in a registered offering and will not hold restricted stock.


DESCRIPTION OF TRANSACTION

Introduction

     Montgomery Ward has acquired Lechmere, Inc. ("Lechmere"), a Massachusetts corporation, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") among Montgomery Ward; MW Merger Corp. ("Merger Sub"), a Massachusetts corporation and a wholly-owned subsidiary of Montgomery Ward formed solely for the purpose of consummating the transactions proposed in the Merger Agreement; LMR Acquisition Corporation ("LMR"), a Massachusetts corporation; Lechmere, which is a wholly-owned subsidiary of LMR; and certain parties who owned common stock (the "LMR Shares") of LMR (individually, a "Seller" and collectively, the "Sellers").

     The Company and Montgomery Ward had decided that it was advisable for Montgomery Ward to purchase the Companies in order for Montgomery Ward to expand geographically and to acquire a company with merchandising strength in product categories that currently represent high market share for Montgomery Ward.

     Prior to the closing of the Merger (the "Closing"), LMR effected a 500-for-1 reverse stock split. LMR paid the holders of fractional interests resulting from such reverse stock split approximately $46,880 per share (less a deduction for certain expenses and for withholding taxes, if applicable). The holders of such fractional interests will be entitled to future cash payments in connection with the contingent merger consideration discussed below. The aggregate amount payable thereby is sometimes referred to herein as the "Aggregate Contingent Non-Shareholder Amount."

     As a part of the Merger transaction, Montgomery Ward advanced to Lechmere approximately $106,000,000 to pay off in full certain debt owed by Lechmere to its senior lenders. Montgomery Ward has established a $170,000,000 credit facility between Montgomery Ward and Lechmere, of which the $106,000,000 advance referred to above was the first borrowing.

     Pursuant to the Merger Agreement and to Massachusetts law, Merger Sub merged with and into LMR (the "Merger"), the separate existence of Merger Sub ceased and LMR (sometimes referred to herein as the "Surviving Corporation") continues as the surviving corporation. As a result of the Merger, LMR is presently a direct wholly-owned subsidiary of Montgomery Ward, and Lechmere is an indirect wholly-owned subsidiary of Montgomery Ward. At the same time, the LMR Shares are no longer outstanding and the former holders thereof hold solely the right to receive the "Merger Consideration" as described below.

Merger Consideration

     By virtue of the Merger, each of the LMR Shares issued and outstanding at the Closing was converted into the Merger Consideration, which is the right to receive an initial cash payment (which has been made) plus, if certain conditions are met, an additional future payment which may consist of cash and/or shares of common stock of the Company. The initial cash payment was $95,840,982, or approximately $46,880 per LMR Share (less a deduction for certain expenses and with respect to the Promissory Note, discussed below). Ten million dollars of the amount due at the Closing to LMR shareholders (equivalent to approximately $4,430 per LMR Share) is payable under the terms of a Promissory Note secured by a Standby Letter of Credit, which Promissory Note is subject to certain offsets for indemnification and other matters, as discussed below.

Contingent Price Per Share

     Each of the LMR Shares is entitled to receive the "Contingent Price". The Contingent Price Per Share will equal the "Contingent Cash Amount" plus the "Contingent Stock Amount". The Contingent Cash Amount will equal the "Aggregate Contingent Cash Value" divided by the number of whole LMR Shares remaining after the reverse stock split, and the Contingent Stock Amount will equal the "Aggregate Contingent Stock Value" divided by such number of whole LMR Shares.

     The Aggregate Contingent Cash Value and the Aggregate Contingent Stock Value will each be determined from the Adjusted Gross Profit of Lechmere for the period commencing February 27, 1994 and ending February 25, 1995 (the "Test Period"). If the Adjusted Gross Profit during the Test Period is equal to or less than $191,591,000, as adjusted with respect to the 1994 New Stores (as defined herein), the Aggregate Contingent Cash Value and the Aggregate Contingent Stock Value will each equal zero, and no Contingent Price will be paid. If the Adjusted Gross Profit during the Test Period equals or exceeds $198,400,000, as adjusted with respect to the 1994 New Stores, (x) the Aggregate Contingent Cash Value will equal the amount by which $20,000,000 exceeds the Aggregate Contingent Non-Shareholder Amount (the "Maximum Aggregate Contingent Cash Value") and (y) the Aggregate Contingent Stock Value will equal the aggregate Value (as defined below) of 400,000 Series 1 Shares or shares of Class A Common Stock, Series 3, par value $.01, of the Company ("Series 3 Shares"), with such rights as set forth below (the "Maximum Aggregate Contingent Stock Value"). If the Adjusted Gross Profit during the Test Period exceeds $191,591,000, but is less than $198,400,000, each as adjusted with respect to the 1994 New Stores, (A) the Aggregate Contingent Cash Value will equal the result obtained by (i) multiplying $20,000,000 by the Applicable Percentage, and
(ii) subtracting from such result the Aggregate Contingent Non-Shareholder Amount; and (B) the Aggregate Contingent Stock Value will equal the Maximum Aggregate Contingent Stock Value multiplied by the Applicable Percentage. The "Applicable Percentage" equals a fraction, the numerator of which is equal to the amount of the Adjusted Gross Profit in excess of $191,591,000 and the denominator of which is $6,809,000, each as adjusted with respect to the 1994 New Stores. The value of each of the Series 3 Shares (the "Value") will be $26.50 per Series 3 Share.

     As of the present time, the Company is not authorized to issue Series 3 Shares. The Company, however, agreed in the Merger Agreement to include in this Proxy Statement a proposal to permit the issuance of up to 400,000 Series 3 Shares to satisfy its obligation to pay part or all of the aggregate Contingent Price, if any, and to endorse such proposal. The Company has also agreed to take all such actions as may be required to ensure that the recipients of the Series 3 Shares will, except as otherwise described in the Merger Agreement, have all the same rights and benefits as they would have been entitled to had they received Series 1 Shares. Accordingly, the Company has agreed that the Company will take such actions as shall be required, including amending the Stockholders' Agreement, as may be required to ensure that recipients of Series 3 Shares have all the same rights and benefits that they would have had if they had received Series 1 Shares. In addition, Mr. Brennan, both individually and as voting trustee of the Voting Trust, has delivered to the Sellers an irrevocable proxy in favor of the Stockholders' Committee (as defined herein), to vote all shares of the Company which he is entitled to vote, for the sole purpose of authorizing the transfer to the Sellers of Series 1 Shares in accordance with the terms of the Merger Agreement, if prior to the expiration of the Test Period, the Company has not authorized the Series 3 Stock in accordance with the terms of the Merger Agreement. The proposed amendments to the Organizational Documents are intended to satisfy these obligations of Montgomery Ward, the Company and Mr. Brennan. See "RIGHTS OF SERIES 3 STOCK" for a description of the proposed dividend, liquidation and voting rights of the holders of Series 3 Stock.

     Montgomery Ward's obligation to pay the Aggregate Contingent Stock Value portion of the Contingent Price will be satisfied by the transfer by Montgomery Ward to the persons or entities entitled thereto of an aggregate number of Series 3 Shares, the aggregate Value of which is equal to the Aggregate Contingent Stock Value payable. If the foregoing calculation results in fractional Series 3 Shares being transferable, at Montgomery Ward's option, the persons or entities entitled thereto may receive an equivalent amount of cash (computed by reference to the Value of each Series 3 Share) in lieu of fractional Series 3 Shares.

Adjusted Gross Profit

     "Adjusted Gross Profit" is defined as Lechmere's gross profit during the Test Period, less certain expenses, to be determined in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of Lechmere's and LMR's most recent audited financial statements, consistent with the retail method of accounting, with certain exceptions specified in the Merger Agreement.

     With certain exceptions specified in the Merger Agreement, for purposes of the Adjusted Gross Profit calculation, Lechmere's business will be conducted in the ordinary course during the Test Period, although any combined operations of Montgomery Ward and Lechmere which result in certain synergies and efficiencies and that result in an increase in the Adjusted Gross Profit will be included in the calculation of the Contingent Price and inure to the benefit of the recipients of the Contingent Price. Montgomery Ward has covenanted that it will not take any action or refrain from taking any action during the Test Period where such action or inaction is intended to limit or otherwise reduce the Adjusted Gross Profit, except to the extent that such action or inaction is taken or omitted, as the case may be, in good faith in pursuit of valid corporate purposes. Any inter-company transactions between Montgomery Ward and Lechmere will be on terms and conditions no less favorable to Lechmere than on an arm's length basis.

     Lechmere's performance during the Test Period will be based upon the twenty-four (24) stores existing as of the end of the 1993 fiscal year, plus four (4) stores scheduled to open during the Test Period (the "1994 New Stores"). The dollar figures used in determining the Contingent Price will be adjusted (as set forth in the Merger Agreement) to the extent that any of the 1994 New Stores opens earlier or later than its scheduled opening (or if the opening thereof is cancelled).

     Montgomery Ward will deliver its calculation of the Adjusted Gross Profit to the Stockholders Committee (as defined below) by April 15, 1995. The payment of the Contingent Price, if any, will be made after the Adjusted Gross Profit calculation is final and binding under the terms of the Merger Agreement. The Aggregate Contingent Cash Value will bear interest at rates set forth in the Merger Agreement from the date 45 days after which the Adjusted Gross Profit calculation is delivered to the Stockholders' Committee.

Restrictions on Shares

     Series 3 Shares will be subject to the terms, conditions and limitations contained in the Stockholders' Agreement and the Voting Trust Agreement. Each person or entity entitled to receive any Series 3 Shares in accordance with the Merger Agreement (a "Series 3 Recipient") must, as a condition to and prior to receiving such shares, agree to be bound by the Stockholders' Agreement by executing a counterpart signature page to a Joinder and Waiver. Each Series 3 Recipient will be designated as a Type 1 Management Shareholder under the Stockholders' Agreement and will be bound by all the provisions of the Stockholders' Agreement, subject to the following exceptions: (a) pursuant to
Section 2.2(a) of the Stockholders' Agreement, the Board of Directors of the Company will consent: (x) to the transfer by a Series 3 Recipient which is a partnership of such Series 3 Shares to the Series 3 Recipient's partners or, upon liquidation, to a liquidating trust for the benefit of such partners (and, in turn, by the liquidating trust to such partners), and (y) to a transfer by certain Series 3 Recipients specified in the Merger Agreement (the "Berkshire Group") of Series 3 Shares to another member of the Berkshire Group, provided that the Series 3 Shares so transferred shall remain subject to the Stockholders' Agreement and that the Company's counsel opines that such transfer would not violate the registration requirements under any federal and state securities laws; (b) a Series 3 Recipient (if an individual) and his or her personal representative will not have any rights pursuant to Section 3.6 of the Stockholders' Agreement; (c) a Series 3 Recipient will not be subject to Article VII of the Stockholders' Agreement; and (d) a Series 3 Recipient must make the representations and warranties set forth in Section 1.3 of the Stockholders' Agreement. The Series 3 Recipients will become parties to and will agree to be bound by the Voting Trust Agreement, or a separate agreement to the same effect, and will deliver to the Voting Trustee the certificates for the Series 3 Shares together with appropriate stock powers, and the Voting Trustee will in return deliver Voting Trust Certificates (as defined in the Voting Trust Agreement).
In addition, no Series 3 Recipient will be deemed to be a Controlling Shareholder (as defined in the Stockholders' Agreement) to the extent of (but not only to the extent of) the Series 3 Shares.

     If there should be a stock split, reverse stock split, recapitalization, exchange offer, stock dividend or other dividend or distribution (other than cash dividends not exceeding $.50 per share in the aggregate) or similar adjustment or transaction on account of the Company's Common Stock, Montgomery Ward will take such actions as may be necessary to ensure that the Sellers will, to the extent and at such time as the Contingent Price becomes payable to such Sellers, be entitled to be immediately placed in the same position as the position in which such Sellers would have been on account of any of the foregoing events or occurrences as if such Seller would have owned such Series 3 Shares as of the Closing. The right to receive the Contingent Price will not:
(i) be represented or evidenced by any form of certificate or instrument; (ii) entitle any person or entity entitled thereto to any rights as a stockholder of the Company prior to the transfer of Series 3 Shares to such person or entity;
(iii) entitle any person or entity entitled thereto to receive any interest with respect to such right (except as discussed above); or (iv) be transferable or assignable by any person or entity entitled thereto, other than by operation of law (but in no instance shall the rights be transferable if Montgomery Ward and its counsel reasonably believe such transfer would require registration under state or federal securities laws). Each Seller has represented and warranted that (a) the Seller was an "accredited investor," as that term is used in the Securities Act of 1933, as amended (the "Securities Act"), and the rules promulgated thereunder or
(b) the Seller had such knowledge and experience in financial and business matters that it was capable of evaluating the merits and risks of voting its LMR Shares in favor of the Merger and the transactions contemplated under the Merger Agreement.

Indemnification

     Under the Merger Agreement, the Sellers agreed to jointly and severally indemnify Montgomery Ward and certain other parties ("Purchaser Indemnitees") for breaches of representations and warranties made by Lechmere and LMR (other than representations and warranties made by the Sellers individually, for which any breaching Sellers shall be liable severally), failure to comply with its covenants to be performed under the Merger Agreement, certain environmental liabilities of Lechmere and LMR, litigation and claims related to certain litigation to which Lechmere and LMR are parties, and certain matters relating to information regarding Lechmere and LMR. Montgomery Ward also agreed to indemnify the Sellers for any inaccuracies or breaches of its representations and warranties, and for its failure to comply with its covenants under the Merger Agreement. Recovery on certain indemnification claims are subject to limitations set forth in the Merger Agreement. The Merger Agreement also contains procedures for administering claims made by third parties which would be subject to indemnification. Certain Sellers specified in the Merger Agreement (the "Management Group") are not liable for Damages (as defined in the Merger Agreement) in excess of 50% of the Merger Consideration.

Promissory Note

     All amounts owed to the Purchaser Indemnitees pursuant to any indemnification claim will first be satisfied by means of reduction to the principal amount of, and accrued interest under, the Promissory Note to the extent the amounts are then outstanding. Under the Promissory Note, Montgomery Ward, as Maker, agrees to pay the Obligation Amount (as defined below) to the Stockholders' Committee, as attorney-in-fact for the former stockholders of LMR, as Payee. The "Obligation Amount" is $10,000,000, (a) increased by applying to the balance of the Obligation Amount from time to time outstanding an annual simple rate of interest equal to 4.87%, commencing on March 30, 1994 (with overdue interest compounded and payable monthly), and (b) decreased by (i) the amount of indemnification payments made to the Purchaser Indemnitees pursuant to the Merger Agreement; (ii) the amount of the payments to be made by Sellers on account of any Income Continuance Agreement (as defined below); (iii) certain accountant's fees; and (iv) partial payments of the Obligation Amount made under the Promissory Note. Any payment of the Obligation Amount (or portion thereof) under the Promissory Note will be deemed to consist fully of a principal amount and interest on such principal amount at the rate set forth above.

     On September 21, 1995, Montgomery Ward will pay in cash to Payee an amount equal to 75% of the then outstanding Obligation Amount; provided, however, that if on such date any claims by the Purchaser Indemnitees for indemnification pursuant to the Merger Agreement are pending, Montgomery Ward will pay to Payee on such date the lesser of (i) 75% of the then outstanding Obligation Amount or
(ii) the excess of the then outstanding Obligation Amount over the amount Montgomery Ward and the Stockholders' Committee reasonably determine in good faith to be necessary to be withheld from payment in order to satisfy any such pending claims for indemnification. On March 30, 1997 (the "Final Payment Date"), Montgomery Ward will pay in cash to Payee the then outstanding Obligation Amount; provided, however, that if on such date any claims by the Purchaser Indemnitees for indemnification are pending, the Final Payment Date will be extended until the date on which such pending claims for indemnification are resolved in accordance with the terms and provisions of the Merger Agreement; provided, further, that in such event, Montgomery Ward will pay to Payee on March 30, 1997, the excess of the then outstanding Obligation Amount over the amount Montgomery Ward and the Stockholders' Committee reasonably determine in good faith to be necessary to be withheld from payment to Payee in order to satisfy such pending claims for indemnification. At such time or times as such pending claims for indemnification are resolved by Montgomery Ward and Payee, the then outstanding Obligation Amount (less the amount, if any, that Montgomery Ward and the Stockholders Committee reasonably determine in good faith to be necessary to be withheld from payment to Payee in order to satisfy remaining claims for indemnification) will be paid by Montgomery Ward to Payee. Partial payments of the Obligation Amount will be paid as and when such pending claim or claims are resolved. The Promissory Note also contains certain other terms and waivers customary of notes of this type.

Standby Letter of Credit

     The initial Standby Letter of Credit has been issued by The Sumitomo Bank, Ltd. in the amount of $10,487,000 at the request of and for the account of Montgomery Ward in favor of the Stockholders' Committee as attorney-in-fact for the former stockholders of LMR. The Standby Letter of Credit's purpose is to secure the indebtedness owing by Montgomery Ward to the Payee pursuant to the terms of the Promissory Note. The Standby Letter of Credit is non-negotiable and non-transferrable, except together with the evidence of indebtedness which the Standby Letter of Credit secures.

     At such time or times as the Purchaser Indemnitees are entitled to indemnification which reduces the Obligation Amount due under the Promissory Note, the Standby Letter of Credit will be reduced by an amount equal to such reduction in the Obligation Amount, and such reduction will, to the extent of such reduction, be in complete satisfaction of an equal amount of the indemnification payment payable to the Purchaser Indemnitees. At least twenty
(20) days prior to the expiration of the Standby Letter of Credit then outstanding, Montgomery Ward must cause to be delivered to the Stockholders' Committee a renewal Standby Letter of Credit in substantially the same form of the Standby Letter of Credit then expiring, the amount of such renewal Standby Letter of Credit to be equal to the Obligation Amount then outstanding. Any amounts payable to the Purchaser Indemnitees will be satisfied first by reduction to the Obligation Amount in accordance with the terms of the Promissory Note, although such reduction will not be deemed to limit Sellers' indemnification obligations pursuant to the Merger Agreement.

     Funds under the Standby Letter of Credit will be available to the Stockholders' Committee upon presentation of a draft accompanied by a signed certificate relating to certain matters. Each reduction of the Obligation Amount will reduce the amount available under the Standby Letter of Credit upon the delivery to the bank of a certificate signed by Montgomery Ward and the Stockholder's Committee.

Interests of Certain Parties

     Under the terms of the Merger Agreement, the Surviving Corporation is responsible for all of the obligations of Lechmere and LMR. These obligations include certain agreements made with current or former officers and/or directors of Lechmere and LMR, as well as parties who owned more than 1% of the LMR Shares and Affiliates (as defined in the Merger Agreement) of Lechmere and LMR. In particular, Lechmere will remain liable and bear all costs under certain "Income Continuance Agreements" entered into between Lechmere and eight (8) members of its executive management.

However, the Sellers and Lechmere will each pay one-half of any amounts payable pursuant to any Income Continuance Agreement arising from the voluntary resignation of any employee party thereto prior to June 28, 1994, subject to terms provided in the Merger Agreement. The obligations of the Sellers pursuant to the immediately preceding sentence will be satisfied first by reduction to the Obligation Amount.

The Stockholders' Committee

     As a term of the Merger Agreement, the Sellers have formed a Stockholders' Committee. The Stockholders' Committee is comprised of four (4) members, each member representing one of four groups delineated in the Merger Agreement. The Stockholders' Committee is attorney-in-fact and agent on behalf of the Sellers. The Stockholders' Committee's power is irrevocable and coupled with an interest, and will not be affected by the death, incapacity, illness, dissolution or other inability to act of any of the Sellers.

     Each of the Sellers has irrevocably granted the Stockholders' Committee full power and authority (subject to certain limitations) (a) to execute and deliver, on behalf of such Seller, and to accept delivery of, on behalf of such Seller, such documents as may be deemed by the Stockholders' Committee, in its sole discretion, to be appropriate to consummate the Merger Agreement; (b) to certify, on behalf of such Seller, as to the accuracy of the representations and warranties of such Seller under, or pursuant to the terms of, the Merger Agreement; (c) to (x) dispute or refrain from disputing, on behalf of such Seller, any claim made by Montgomery Ward under the Merger Agreement; (y) negotiate and compromise, on behalf of such Seller, any dispute that may arise under, and to exercise or refrain from exercising any remedies available under the Merger Agreement, and (z) execute, on behalf of such Seller, any settlement agreement, release or other document with respect to such dispute or remedy; (d) to waive, on behalf of such Seller, any closing condition contained in the Merger Agreement and to give or agree to, on behalf of such Seller, any and all consents, waivers, amendments or modifications, deemed by the Stockholders' Committee, in its sole discretion, to be necessary or appropriate, and, in each case, to execute and deliver any documents that may be necessary or appropriate in connection therewith; (e) to enforce, on behalf of such Seller, any claim against Montgomery Ward arising under the Merger Agreement; (f) to engage attorneys, accountants and agents at the expense of Sellers; (g) to amend the Merger Agreement (other than the section dealing with the Stockholders' Committee) or any of the instruments to be delivered to Montgomery Ward by each Seller pursuant to the Merger Agreement, provided that any such amendment will require the approval of members of the Stockholders' Committee representing Voting Percentages (as defined in the Merger Agreement) of at least 85% in the aggregate; and (h) to give such instructions and to take such action or refrain from taking such action, on behalf of each Seller, as the Stockholders' Committee deems, in its sole discretion, necessary or appropriate to carry out the provisions of the Merger Agreement.

     Montgomery Ward may rely on any vote of the Stockholders' Committee to which votes representing 51 percent or more of the Voting Percentages agree to the matter at issue.

     The Sellers, jointly and severally, agreed to indemnify the Purchaser Indemnitees against, and agree to hold the Purchaser Indemnitees harmless from, any and all damages incurred or suffered by any Purchaser Indemnitee arising out of, with respect to or incident to the operation of, or any breach of any covenant or agreement pursuant to, matters regarding the Stockholders' Committee, or the designation, appointment and actions of the Stockholders' Committee pursuant to the provisions of the Merger Agreement, including without limitation, with respect to (x) actions taken by the Stockholders' Committee or any member thereof, and (y) reliance by any Purchaser Indemnitee on, and actions taken by any Purchaser Indemnitee in response to or in reliance on, the instructions of, notice given by or any other action taken by the Stockholders' Committee. In addition each Seller agreed to severally indemnify each member of the Stockholders' Committee against any damages (except such as result from such member's gross negligence or willful misconduct) that such member may suffer or incur in connection with any action taken by such member as a member of the Stockholders' Committee. Each Seller is required to bear its pro-rata portion of such damages. No member of the Stockholders' Committee will be liable to any Seller with respect to any action or omission taken or omitted to be taken by the Stockholders' Committee, except for such member's gross negligence or willful misconduct.


RIGHTS OF SERIES 3 STOCK

     Except as described herein, all shares of Class A Common Stock as such will be identical in all respects and shall entitle the holders thereof to the same rights and privileges as holders of existing Class A Shares.

Dividend and Liquidation Rights.

     Class A Common Stock, Series 3, will have the same dividend and liquidation rights as Class A Common Stock, Series 1 and Class A Common Stock, Series 2. That is, the portion of dividends and liquidation amounts which is payable to the holders of the Class A Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class A Common Stock, without distinction as to series; provided, however, that dividends paid in kind by series shall be payable only to the holders of shares of the respective series.

     Proposed dividend and liquidation rights for the Series 3 Shares are more fully described below.

     The portion of such dividends or proceeds which is payable to the holders of Class A Common Stock as a class, and without distinction as to series, at any time when the aggregate number of outstanding shares of all series of Class A Common Stock (the "Outstanding Amount") does not exceed twenty-five million (25,000,000) (such 25,000,000 being herein referred to as the "Series 1 Amount"), shall be the amount which bears the same ratio to the total amount of such dividends or proceeds as the Class A Amount (as defined below) bears to the sum of (A) the Class A Amount, plus (B) the number of shares of Class B Common Stock outstanding as of the date of determination; and such portion of such dividends or proceeds which is payable to the holders of Class A Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class A Common Stock, without distinction as to series. The "Class A Amount" shall mean a number of shares of Class A Common Stock equal to the Series 1 Amount or, if less, the Outstanding Amount as of the date of determination.

     The portion of such dividends or proceeds which is payable to the holders of Class A Common Stock, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (but the Outstanding Amount less the number of shares of Class A Common Stock, Series 3 outstanding in each case as of such date of determination (such difference being the "Non-Series 3 Outstanding Amount") does not exceed the Series 1 Amount), shall be the product of the amount which would be payable to holders of Class A Common Stock if the immediately preceding paragraph were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by a fraction the numerator of which is the Outstanding Amount and the denominator of which is the sum of the Series 1 Amount plus fifty percent (50%) of the excess of the Outstanding Amount over the Series 1 Amount; and such portion of such dividends or proceeds which is payable to the holders of the Class A Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class A Common Stock, without distinction as to series.

     The portion of such dividends or proceeds which is payable to holders of Class A Common Stock, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (and the immediately preceding paragraph is not applicable), shall be the product of (x) the amount which would be payable to holders of the Class A Common Stock if the second next preceding paragraph were applicable and the Class A Amount were equal to the Series 1 Amount, multiplied by (y) a fraction the numerator of which is the Non-Series 3 Outstanding Amount and the denominator of which is the sum of the Series 1 Amount plus eighty-one point five percent (81.5%) of the excess of the Non-Series 3 Outstanding Amount over the Series 1 Amount, multiplied by (z) a fraction the numerator of which is the Outstanding Amount and the denominator of which is the sum of the Non-Series 3 Outstanding Amount plus fifty percent (50%) of the number of shares of Class A Common Stock, Series 3, outstanding as of such date of determination; and such portion of such dividends or proceeds which is payable to the holders of Class A Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class A Common Stock, without distinction as to series.

     The portion of such dividends or proceeds which is payable to the holders of Class B Common Stock shall be the portion of the total amount of such dividends or proceeds that is not payable to the holders of Class A Common Stock in accordance with the foregoing, and such portion of such dividends or proceeds which is payable to the holders of Class B Common Stock shall be allocated among such holders in proportion to their respective holdings of Class B Common Stock.

     Aggregate proceeds payable in liquidation shall be payable to the holders of Common Stock in the same proportions as described above for dividends.

Voting Rights.

     All series of Class A Common Stock will have the same general voting rights. Notwithstanding the foregoing, the Class A Common Stock, Series 1 currently has certain voting rights that the Class A Common Stock, Series 2 does not have and that the Class A Common Stock, Series 3 will not have.
Accordingly, except as described below, each share of Class A Common Stock, without distinction as to series, shall have the same number of votes per share and shall be entitled to vote on the same matters.

     Proposed voting rights for the Series 3 shares are more fully described below.

     So long as the Outstanding Amount is less than or equal to the Series 1 Amount, each share of Class A Common Stock, without distinction as to series, shall be entitled to one (1) vote per share. If the Outstanding Amount is greater than the Series 1 Amount, each share of Class A Common Stock, irrespective of series, shall be entitled to a fraction of a vote per share determined by dividing the Series 1 Amount by the Outstanding Amount.

     In addition to the voting rights specified above, any amendment to the Charter increasing the number of shares of any class or series of Class A Common Stock or Class B Common Stock shall not be adopted without the affirmative vote of the holders of a majority of both (A) the shares of Class A

Common Stock, Series 1, then outstanding, and (B) the shares of Class B Common Stock then outstanding, each voting as a class. In addition, amendments to the Employee Stock Option Plan and the determination of the number of shares as to which options to purchase thereunder shall be granted shall require the affirmative vote of holders of a majority of the Class A Common Stock, Series 1.


RECOMMENDATION AND REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, TERMS AND CONDITIONS AND CERTIFICATE OF INCORPORATION ATTACHED HERETO AS ANNEXES A, B AND C, RESPECTIVELY.

     The affirmative vote of the holders of record of a majority of the shares of the Company's outstanding Common Stock is required for approval of the amendments to the Certificate of Incorporation and certain of the contemplated amendments to the Stockholders' Agreement are required to permit the amendments to the Certificate of Incorporation. The affirmative vote of 66 2/3% of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting as a class, is required for the approval of the amendment and restatement of the Stockholders' Agreement. The affirmative vote of 66 2/3% of the outstanding shares of Class A Common Stock, voting as a class, is required for approval of the amendment and restatement of the Terms and Conditions.


AMENDMENT OF STOCK OWNERSHIP PLAN

THE STOCK OWNERSHIP PLAN

     Equity participation of associates is an important aspect of employment with the Company and its subsidiaries. The Montgomery Ward Stock Ownership Plan facilitates such equity participation. Pursuant to the Stock Ownership Plan, key associates of the Company, Montgomery Ward and its subsidiaries may be granted Awards, Purchase Rights or Options (as such terms are defined in the Stock Ownership Plan) to acquire Class A Shares. Purchase Rights are non-qualified stock options to acquire Class A Shares identified as such and generally to be exercised during a shorter period of time than Options. Options are non-qualified stock options to acquire Class A Shares which will generally be exercisable only over time beginning one year from the date of grant. A total of 5,412,000 Series 2 Shares and 1,000,000 Series 1 Shares have been reserved for issuance under the Stock Ownership Plan. The number of Class A Shares available for issuance under the Stock Ownership Plan and the number of Class A Shares subject to outstanding Purchase Rights and Options and the exercise price for outstanding Purchase Rights and Options are subject to adjustment in the event of a stock dividend, recapitalization or other similar change affecting the number of outstanding shares of the Company.

     Pursuant to an amendment for which approval of stockholders is sought, key associates (currently approximately 3,500), consultants and advisors (currently approximately ten) and directors (currently seven) of the Company or its subsidiaries or affiliates are eligible to participate in the Stock Ownership Plan.

     The Stock Ownership Plan will terminate on July 19, 1998, without further action by the Board of Directors or stockholders. The Board of Directors may at any time amend or terminate the Stock Ownership Plan except that no such action by the Board of Directors may change the terms and conditions of any Purchase Right or Option previously granted in a manner adverse to the holder of the Purchase Right or the optionee without the consent of the holder of the Purchase Right or the optionee, and, pursuant to an amendment for which approval of stockholders is sought, approval by the stockholders of the Company is required to the extent deemed appropriate by the Plan Committee, as herein defined, if adoption of such amendment without approval by the stockholders would cause the Stock Ownership Plan to no longer comply with Rule 16b-3.

     Pursuant to an amendment for which approval of stockholders is sought, the Stock Ownership Plan is administered by two committees (collectively, the "Plan Committee") comprised of not fewer than two directors who are appointed by the Board of Directors and who serve at the pleasure of the Board of Directors. The members of the Plan Committee for grants to individuals other than directors are Messrs. Brennan, Heine and Lieberman. The members of the Plan Committee for grants to directors are Messrs. Nayden and Parke.

     The Plan Committee determines, within the limits of the express provisions of the Stock Ownership Plan, those key individuals to whom, and the time or times at which, Awards, Purchase Rights and Options shall be granted. The Plan Committee interprets the Stock Ownership Plan, adopts rules relating thereto and determines the terms and provisions of Awards, Purchase Rights and Options grants, including the number of Class A Shares to be subject to each Award, Purchase Right and Option, the duration of each Purchase Right and Option, the exercise price under each Option, the purchase under each Purchase Right, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, shares of Common Stock or other property may be accepted in full or partial payment upon purchase of Class A Shares pursuant to a Purchase Right or exercise of an Option. The Plan Committee also has the right to accelerate Purchase Rights or Option exercise rights or make other adjustments if Montgomery Ward or the Company is a party to a transaction involving certain mergers or consolidations, sales of all or substantially all of its assets, or if Montgomery Ward or the Company dissolves or is liquidated or upon the occurrence of a public offering of Shares of the Company.

     Under the Stock Ownership Plan, Options are exercisable as provided by the Plan Committee but no Option is exercisable more than ten years from the date of the Option grant. It is currently anticipated that the Plan Committee will generally provide that an Option is exercisable only to the extent of 33% of the number of Shares to which the Option pertains after the expiration of one year following the date of Option grant, to the extent of 66% following two years and in full following three years. If an optionee's employment with the Ward Group is terminated for any reason other than "cause", such optionee may exercise options up to 60 days after the date of such termination. If an optionee becomes permanently disabled or dies while employed by the Company or any of its subsidiaries, the optionee or the optionee's personal representative or successor in interest will have 90 days following the optionee's permanent disability or death to exercise the optionee's Options.

     Purchase Rights and Options are exercisable during the lifetime of the holder of the Purchase Right and the optionee only by the holder of the Purchase Right or the optionee, respectively, or by the guardian or legal representative of such holder of the Purchase Right or the optionee, respectively. Payment upon exercise of Purchase Rights or Options may be made in cash or shares of Common Stock or in other property having a fair market value equal to the exercise price, in each case as the Plan

Committee determines. To satisfy income tax withholding obligations, the Plan Committee may, in lieu of cash withholding, permit withholding obligations to be satisfied through the withholding or delivery of shares of Common Stock.

     In connection with an Award or the purchase of Class A Shares pursuant to the exercise of a Purchase Right or the exercise of an Option, individuals are required to agree to such conditions on their ownership and disposition of the Class A Shares awarded or purchased upon the exercise of a Purchase Right or Option as the Plan Committee may deem appropriate, including, but not limited to, joinder in the Voting Trust Agreement. The Company anticipates that each person who acquires Class A Shares pursuant to the Stock Ownership Plan will be required to agree to significant restrictions on the transfer of Class A Shares, to grant rights of refusal in the event of certain proposed transfers, and to agree to certain obligations or options to sell shares contained in the Stockholders' Agreement or the Terms and Conditions.

     As of April 2, 1994, 659,863 Series 2 Shares have been granted as Awards or issued upon the exercise of Options, and Options to purchase an additional 5,296,571 Class A Shares at an average price of $16.63 per Share were outstanding under the Stock Ownership Plan. The fair market value of a Class A Share, as determined pursuant to the Stockholders' Agreement, as of April 2, 1994, was $26.50 per share.


TAX CONSEQUENCES

     The following summary describes the material federal income tax aspects of the grant of Class A Shares to Award recipients and the purchase of Class A Shares through the exercise of Purchase Rights or Options, with respect to the Company, Award recipients and purchasers. The federal income tax laws are technical and complex, whereas the discussion herein is in general terms and is not tax advice. Furthermore, the tax laws are subject to change (even retroactively) by legislation, administrative rulings and regulations, and judicial decisions.

     Neither the grant nor the lapse of a Purchase Right or Option is a taxable event. Both Class A Shares granted to Award recipients and Class A Shares purchased by exercising Purchase Rights or Options are considered transferred in connection with the performance of services. Special rules apply to stock which is transferred to any person in connection with the performance of services by such person. These special rules make a distinction in the tax consequences depending on whether or not the stock so transferred is "transferable" or "not subject to a substantial risk of forfeiture" for purposes of the federal income tax laws. Stock is generally considered subject to a substantial risk of forfeiture if rights with respect to the stock are conditioned upon the future performance of substantial services. Stock is treated as nontransferable unless the rights in such stock of any transferee will not be subject to a substantial risk of forfeiture. Because of the restrictions on the sale of Class A Shares, it is anticipated that Class A Shares granted to Award Recipients or purchased pursuant to Purchase Rights granted under the Stock Ownership Plan will be considered nontransferable and subject to a substantial risk of forfeiture for purposes of the federal income tax laws to the extent such shares are not vested upon award or purchase. If, as is currently anticipated, Options will only be exercisable for Class A Shares which are vested at the date of exercise, the IRS may take the position that Class A Shares purchased by the exercise of Options under the Stock Ownership Plan will not be subject to substantial risk of forfeiture for purposes of the federal income tax laws. By making a Section 83(b) election, discussed below, a purchaser through the exercise of an Option can ensure inclusion in income in the year the Option is exercised of the difference at exercise between the fair market value (determined without regard to any lapse restriction) of the Class A Shares with respect to which the Option was exercised and the Option exercise price multiplied by the number of Class A Shares with respect to which the Option was exercised. (A "lapse restriction" is any restriction, such as a vesting requirement, whether imposed by agreement or by law, other than a restriction which by its terms will never lapse.) By making a section 83(b) election, an Award recipient or purchaser pursuant to a Purchase Right elects inclusion in income in the year of the Award or purchase of the excess, if any, of the fair market value (determined without regard to any lapse restriction) of Class A Shares at the time of the Award or purchase over the amount, if any, paid for the Class A Shares.

     Subject to the effect of a section 83(b) election, discussed below, as long as the Class A Shares awarded or purchased are nontransferable and subject to a substantial risk of forfeiture, they will in effect, be treated as not having been transferred to the Award recipient or purchaser, respectively. Thus, for example, dividends on such shares will be treated as compensation and the sale of such shares will give rise to ordinary income. When such Class A Shares become transferable or not subject to a substantial risk of forfeiture they will, in effect, be treated as having been transferred at such time, and the amount of taxable compensation deemed to be paid by the Company or its subsidiaries or affiliates to the Award recipient or purchaser will be equal to the excess, if any, of the fair market value (determined without regard to any lapse restriction) of such shares at such time over the amount paid for the Class A Shares. The Award recipient or purchaser will include such compensation as ordinary income and the Company or its subsidiaries or affiliates will be entitled to a deduction for compensation paid. The tax basis for Class A Shares will be the amount paid for such Class A Shares plus the amount of such compensation, if any, included as income. The holding period for long-term capital gain purposes will commence on the next day after the date the Class A Shares become transferable or are not subject to a substantial risk of forfeiture. Any appreciation or decline in value of Class A Shares after they become transferable or not subject to a substantial risk of forfeiture generally will be taxed as a capital gain or loss (either short-term or long-term, as applicable) upon a sale, exchange or other taxable disposition of such shares.

     As an alternative to the foregoing tax consequences an Award recipient or purchaser within 30 days after the Award or the purchase of Class A Shares through the exercise of Purchase Rights or Options may file an election under section 83(b) of the Code, to treat the acquisition of such Class A Shares as a taxable compensation event. If the Award recipient or purchaser files such election he or she will include in his or her gross income as compensation for the year of the Award or the purchase of Class A Shares, respectively), the excess, if any, of the fair market value of such Class A Shares (determined without regard to any lapse restriction) over the amount he or she paid therefor, and the Company or its subsidiaries or affiliates will be entitled to a compensation deduction in the amount of such excess. If the Award recipient makes the section 83(b) election, the Award recipient will realize the fair market value of Class A Shares. In determining the fair market value of Plan Shares (determined without regard to any lapse restriction) for the purpose of computing the amount of compensation includable in an Award recipient or purchaser's gross income, the IRS will not be bound by the fair market value as determined by any other party and may consider all the fact and circumstances.

     The disadvantage of a section 83(b) election is that if Class A Shares are subsequently forfeited or disposed of in a transaction that is in substance a forfeiture while such shares are in fact nontransferable and subject to a substantial risk of forfeiture, then no loss or other deduction will be allowed for the amount, if any, included as compensation at the time of the transfer. Except for such limitation, if the Class A Shares are subsequently sold, the Award recipient or purchaser generally will recognize capital gain or loss (either short-term or long-term, as applicable) on such sale equal to the difference between the sales price and the tax basis of the Class A Shares, i.e., the fair market value of the Class A Shares (determined without regard to any lapse restriction) at the time of the Award or purchase of Class A Shares, respectively.

     In general, amounts treated as compensation income to a participant in the Stock Ownership Plan (such as amounts treated as compensation under the rules described above) constitute wages subject to withholding of income tax and social security taxes.


AMENDMENTS TO THE STOCK OWNERSHIP PLAN

     The amendments to the Stock Ownership Plan are designed to: (i) permit directors, advisors and consultants to the Company and its subsidiaries and affiliates to participate in the Stock Ownership Plan; (ii) limit the number of shares available to any participant under the Stock Ownership Plan through Awards, Purchase Rights and Options to one million shares, as adjusted in accordance with the Stock Ownership Plan; and (iii) clarify certain Stock Ownership Plan provisions. A copy of the Stock Ownership Plan as proposed to be amended is attached to this Proxy Statement as Annex D.

     The additional benefits which are to be received by associates of the Company and its subsidiaries and affiliates (including the named executive officers) during the 1994 fiscal year under the Stock Ownership Plan as amended cannot be determined at this time. Certain consultants to the Company and its subsidiaries will receive Options to purchase a total of 630,000 Class A Shares under the Stock Ownership Plan as amended, based on (i) grants of options previously made but made expressly subject to the approval by the stockholders of the Company of the amendments to the Stock Ownership Plan and (ii) contractual obligations of the Company or its affiliates which are expressly subject to such approval.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE STOCK OWNERSHIP PLAN.

     The affirmative vote of the holders of record of a majority of the shares of the Company's outstanding Common Stock and the affirmative vote of the holders of a majority of the outstanding Series 1 Shares is required for approval of the amendments to the Stock Ownership Plan.


APPROVAL OF CERTAIN INCENTIVE PLANS

     Approval of stockholders is being sought with respect to the Executive Long-Term Incentive Plan and the Senior Executive Performance Management Program to preserve the federal income tax deduction of the Company and its subsidiaries for performance-based compensation paid to certain executive officers. These plans are similar to the Long Term Incentive Plan and PMP previously described, and it is anticipated that executive officers will not participate in the Long-Term Incentive Plan and PMP while participating in the Executive Long-Term Incentive Plan and the Senior Executive Performance Management Program.

Executive Long-Term Incentive Plan

     Montgomery Ward executives in salary grades 28 and above are eligible to participate in the Executive Long-Term Incentive Plan, a copy of which is attached to this Proxy Statement as Annex E. The Executive Long-Term Incentive Plan consists of three-year cycles that can be initiated annually. However, in 1994 three cycles were initiated -- a one-year cycle ending in 1994, a two-year cycle ending in 1995, and a three-year cycle ending in 1996. If specific objectives for the pre-tax earnings and return on equity for the Company and its subsidiaries established by the Incentive Compensation Committee are achieved for any designated cycle, cash is awarded based upon a target Executive Long-Term Incentive Plan payout which is a percentage (determined by the Incentive Compensation Committee) of the base salary of each participant, but in no event may the target Executive Long-Term Incentive Plan payout for any participant exceed $2,000,000 for any cycle. For 1994 the Incentive Compensation Committee has set performance goals for the initial three cycles based on pre-tax earnings and return on equity for all three cycles. Until the Incentive Compensation Committee determines otherwise, the target payout will be based on 85% of base salary at time of payout for the chief executive officer and 50% of base salary at time of payout for all other participants. Executives who are hired into the eligible participant group after the beginning of a cycle will have a target Executive Long-Term Incentive Plan payout prorated based on the proportion of the cycle objectives achieved after the first day of the quarter following their commencement of employment through the end of the cycle.

     Target Executive Long-Term Incentive Plan payouts will also be proportionately reduced to the extent the cycle objectives are not met. Until the Incentive Compensation Committee determines otherwise with respect to subsequent cycles not yet commenced, the pre-tax earnings and return on equity objectives are weighted sixty percent (60%) and forty percent (40%), respectively. To receive an award, the participant must on the last day of the applicable cycle be the chief executive officer of the Company or be among the four highest compensated officers of the Company (not taking into account the chief executive officer). The Incentive Compensation Committee may in its discretion reduce the target Executive Long-Term Incentive Plan payout of any participant. No award shall be made if the Incentive Compensation Committee determines that the participant's conduct has been detrimental to the Company or its subsidiaries.

Senior Executive Performance Management Program

     Executives of the Company or its subsidiaries in salary grades 28 and above also are eligible to participate in the Senior Executive Performance Management Program (the "SEPMP"), a copy of which is attached to this Proxy Statement as Annex F. Awards are based on achievement by the Company and its subsidiaries of a pre-tax earnings goal, which is expressed in terms of a minimum, a target, and a maximum goal. Each participant will be assigned an annual award target which will not be less than $50,000 nor more than $2,000,000. The annual incentive awards targets set for 1994 by the Incentive Compensation Committee are $700,000 for Mr. Brennan, $200,000 for Mr. Bergel, and $100,000 for Messrs. Heine and Schoeberl. Attainment of the minimum, target or maximum goal results in the opportunity to receive 50%, 100% or 150%, respectively, of the annual award target. Awards for attainment of more than the minimum performance but less than the target performance or for attainment of more than the target performance but less than the maximum performance are established by arithmetic interpolation. Executives who were hired into the eligible participant group after the beginning of a cycle will have an annual award target prorated based on the proportion of the pre-tax earnings goal achieved after the first day of the quarter following their commencement of employment through the end of the year. The Incentive Compensation Committee may exercise its discretion to reduce the award payment of any participant. To receive an award, the participant must on the last day of the applicable cycle be the chief executive officer of the Company or be among the four highest compensated officers of the Company or its subsidiaries (not taking into account the chief executive officer). No incentive award shall be made if the Incentive Compensation Committee determines the participant's conduct has been detrimental to the Company or its subsidiaries.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXECUTIVE LONG-TERM INCENTIVE PLAN AND THE SEPMP.

     The affirmative vote of the holders of record of a majority of the shares of the Company's outstanding Common Stock is required for approval of the Executive Long-Term Incentive Plan and the SEPMP.

     The following table sets forth the benefits which are currently expected to be granted during 1994 under the Executive Long Term Incentive Plan and the SEPMP to the persons or groups indicated. Additional benefits may be granted during 1994, but such grants are not determinable at this time.


                               NEW PLAN BENEFITS

                                                            SENIOR
                                                           EXECUTIVE
                                     EXECUTIVE LONG-      PERFORMANCE
                                     TERM INCENTIVE        MANAGEMENT
                                          PLAN              PROGRAM
                                     --------------      ------------
  Name and                            Dollar Value       Dollar Value
  Position or Group                      ($)/1/             ($)/2/
  -----------------                  --------------      ------------
Bernard F. Brennan -
Chief Executive Officer               $  807,500          $  700,000

Richard Bergel -
Executive Vice President              $  300,000          $  200,000

Robert R. Schoeberl -
Executive Vice President              $  175,000          $  100,000

Spencer H. Heine -
Executive Vice President,             $  200,000          $  100,000
Secretary and General Counsel

Leslie A. Ball/3/                              0                   0

Harold D. Kahn/3/                              0                   0

All current executive officers as     $1,832,500          $1,100,000
 a group

All current directors who are not              0                   0
 executive officers as a group

All employees, including all          $1,832,500          $1,100,000
 current officers who are not
 executive officers, as a group
- ---------------------------------

/1/  Based on current 1994 salary and assumes attainment of performance goals.

/2/ Assumes the target pre-tax earnings goal is met. The dollar value of awards under the plan could increase by as much as 50% if the target pre-tax earnings goal is exceeded.

/3/ Messrs. Ball and Kahn have resigned from the Company and will receive no new benefits under these plans.

OTHER MATTERS

INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Arthur Andersen & Co. as independent auditors for the Company and its subsidiaries for the fiscal year ending December 31, 1994. Arthur Andersen & Co. has served as the Company's independent auditors since the Company's organization in 1988 and as independent auditors for Montgomery Ward and its subsidiaries for many years.

     It is not anticipated that representatives of Arthur Andersen & Co. will be present at the meeting.


OTHER BUSINESS

     MW Holding is not aware of any business or matter other than those indicated above which may properly be presented at the meeting.


PROXY SOLICITATION AND REVOCATION

     The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting. The cost of soliciting proxies will be borne by MW Holding.


STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1995 annual meeting of stockholders must be received by the Company no later than December 23, 1994, in order to be considered for inclusion in the Company's proxy statement and form or proxy relating to such meeting.

     By Order of the Board of Directors,

          Spencer H. Heine
          Executive Vice President,
          Secretary and General Counsel

                                                                         ANNEX A
                                                                         -------



                            STOCKHOLDERS' AGREEMENT

                                  dated as of
                                 June 17, 1988

                            as amended and restated
                                 May 20, 1994

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
ARTICLE I

                          Definitions and Introductory Matters.....   1
     1.1      Adoption of Recitals.................................   1
     1.2      Definitions..........................................   2
     1.3      Securities Law Restrictions..........................  13
     1.4      Transferability of Certain Shares....................  14
     1.5      Duration of Certain Portions of Article II and
              Certain Portions of Article III......................  14
     1.6      Duration of Certain Portions of Article V............  15
     1.7      Withholding..........................................  15
     1.8      Consummation of Acquisition..........................  15
     1.9      Joinder in Agreement.................................  16
     1.10     Adjustment for Dilutive Events.......................  16
     1.11     Shortening or Lengthening of Option Periods..........  16
     1.12     Action by 2/3 of Members of Board of Directors.......  16

ARTICLE II

                          Voluntary Transfers of Shares............  16
     2.1      General Effect of Agreement..........................  16
     2.2      Certain Permitted Transfers of Shares................  16
     2.3      Certain Prohibited Transfers.........................  18
     2.4      Notice of Transfer of Shares.........................  19
     2.5      Form of Transfer Notice..............................  19
     2.6      Approval of Board of Directors.......................  20
     2.7      Options..............................................  21
     2.8      Transfer if Options Not Exercised....................  23
     2.9      Exercise of Options for Less than All of the Shares..  24
     2.10     Closing of Exercise of Options.......................  24
     2.11     Effect of Shares in the Hands of the Transferee......  24
     2.12     Termination of GE Capital's Rights...................  24

ARTICLE III

                 Purchases of Shares upon Termination
                 of Employment.....................................  24
     3.1      Termination of Employment of Type 2 Management
              Shareholder..........................................  24
     3.2      Death or Permanent Disability of a Type 2 Management
              Shareholder..........................................  25
     3.3      Death of Type 2 Management Shareholder Following
              Termination of Employment............................  26
     3.4      Notice of Death......................................  26
     3.5      Termination of Brennan's Employment or Death.........  27
     3.6      Death of Other Type 1 Management Shareholder.........  28
     3.7      Purchase Price of Shares.............................  29
     3.8      Manner of Payment....................................  30

                                       i

     3.9      Notes and Security                                     31
     3.10     Fair Market Value....................................  31
     3.11     Closing..............................................  35
     3.12     Priorities...........................................  35
     3.13     Failure to Deliver Shares............................  35
     3.14     Resale of Shares.....................................  36
     3.15     Modification of Options..............................  36
     3.16     Offset of Purchase Price.............................  36

ARTICLE IV

                     Certain Limitations on Purchases of Shares....  36
     4.1      Restrictions on the Company's Right and/or
              Obligation to Purchase Shares........................  36
     4.2      Definition of the Limitations........................  38
     4.3      Cash Payments Limitation.............................  39
     4.4      Right of GE Capital to Cure Limitations..............  39

ARTICLE V

                     Corporate Governance Matters..................  39
     5.1      Voting of Shares held by Management Shareholders.....  39
     5.2      Election of Directors................................  39
     5.3      Certain Supermajority Requirements...................  40
     5.4      Certain Required Provisions of Certificate of
              Incorporation........................................  44
     5.5      By-laws of Members of the Ward Group.................  46
     5.6      Election of Chief Executive Officer..................  46
     5.7      Agreement to Vote....................................  46
     5.8      Recapitalization.....................................  46

ARTICLE VI

                     Registration Rights...........................  46
     6.1      Demand Registration Rights...........................  46
     6.2      Piggyback Registration Rights........................  49
     6.3      Registration Procedures..............................  50
     6.4      Restrictions on Public Sale..........................  54
     6.5      Other Registrations..................................  54
     6.6      Registration Expenses................................  55
     6.7      Indemnity and Contribution...........................  55
     6.8      Rule 144.............................................  58
     6.9      Participation in Underwritten Registrations..........  58
     6.10     Other Registration Rights............................  58
     6.11     Amendments and Waivers...............................  59
     6.12     Inclusion of Vested Shares...........................  59
     6.13     Exception............................................  59

ARTICLE VII

                        Restrictive Covenants......................  60
     7.1      Restrictive Covenants................................  60
     7.2      Limitations on Restrictive Covenants.................  60
     7.3      Return of Documents..................................  61
     7.4      Cooperation..........................................  61
     7.5      Enforcement..........................................  61
     7.6      Survival; Waiver of Offset...........................  61
     7.7      Jurisdiction.........................................  62
     7.8      Construction.........................................  62
     7.9      Exception............................................  62

ARTICLE VIII

                        General Matters............................  62
     8.1      Legend on Certificates...............................  62
     8.2      Termination and Amendment of Agreement...............  63
     8.3      Termination of Status as Management Shareholder......  64
     8.4      Not an Employment Agreement..........................  64
     8.5      Indemnification......................................  64
     8.6      Notices..............................................  64
     8.7      Miscellaneous........................................  65
     8.8      Counterparts.........................................  65
     8.9      Descriptive Headings.................................  65
     8.10     Entire Agreement.....................................  65
     8.11     Waivers..............................................  65
     8.12     Binding Effect; Enforcement..........................  65
     8.13     Applicable Law.......................................  65
     8.14     Severability.........................................  66
     8.15     Resolution of Certain Ambiguities and Conflicts......  66
     8.16     Joinder by Brennan...................................  66
     8.17     Authority to Give Consents, Approvals, etc...........  66

                            STOCKHOLDERS AGREEMENT

     THIS AGREEMENT ("Agreement") is made as of June 17, 1988 among BFB Acquisition Corp., a Delaware corporation (the "Company"), Bernard F. Brennan ("Brennan"), General Electric Capital Corporation, a New York corporation ("GE Capital") and the other Persons (as herein defined) who are parties to this Agreement.

                                    RECITALS

     A. The Company has been organized for the purpose of acquiring all of the outstanding shares of stock of Montgomery Ward & Co. Incorporated ("Ward"), and, to this end, the Company has entered into a Stock Purchase Agreement, dated as of March 6, 1988, as amended, with Mobil Corporation and Marcor Inc. (the "Purchase Agreement"), and is about to complete the acquisition of Ward pursuant to the provisions thereof.

     B. Brennan and the other individuals executing this Agreement as of the date hereof have purchased shares of Class A Common Stock, Series 1, of the Company.

     C. GE Capital has purchased shares of Class B Common Stock, Senior Preferred Stock and Junior Preferred Stock of the Company, and Kidder, Peabody Group, Inc., an affiliate of GE Capital, has purchased shares of Class B Common Stock and Junior Preferred Stock of the Company (the Senior Preferred Stock and Junior Preferred Stock of the Company being sometimes referred to herein as the "Preferred Stock").

     D. The parties desire to set forth certain restrictions with respect to the ownership of shares of Class A Common Stock, Series 1 ("Series 1 Shares"), Class A Common Stock, Series 2 ("Series 2 Shares"), and Class A Common Stock, Series 3 ("Series 3 Shares"), of the Company (the Series 1 Shares, Series 2 Shares and Series 3 Shares being hereinafter collectively referred to as "Class A Shares" and the holders thereof being sometimes collectively referred to as "Class A Shareholders") and shares of Class B Common Stock of the Company ("Class B Shares"and the holders thereof being sometimes collectively referred to as "Class B Shareholders"), certain options and obligations to purchase such shares, and certain matters relating to corporate governance of the Company, all as herein set forth.

                                   AGREEMENTS

     NOW, THEREFORE, it is hereby agreed as follows:

                                   ARTICLE I

                      Definitions and Introductory Matters

     1.1 Adoption of Recitals. The parties hereto adopt the foregoing Recitals and agree and affirm that construction of this Agreement shall be guided thereby.

     1.2  Definitions. For the purposes hereof:

          (a) "Acquisition Date" shall mean the date on which a Management Shareholder (as herein defined) first acquired any Shares (as herein defined). The Acquisition Date for a Permitted Transferee (as herein defined) shall be the same as the date for his Management Shareholder;

          (b) "Acquisition Price" shall mean the price paid to the Company for a Share purchased from the Company (as adjusted by the Company on an equitable basis for stock dividends, stock splits, reclassifications and like actions);

          (c) "Act" shall mean the Securities Act of 1933, as amended;

          (d) "Adjustment Period" shall have the meaning set forth in Section 3.10(a)(i);

          (e) "Advice" shall have the meaning set forth in Section 6.3;

          (f) "Applicable Date" shall have the meaning set forth in Section 3.10(a);

          (g) "Article III Closing" and "Article III Closing Date" shall have the meanings set forth in Section 3.11;

          (h) "Average Closing Price" shall have the meaning set forth in
     Section 3.10(b);

          (i) "Award" shall mean an award of Shares without cash consideration pursuant to the terms of the Plan (as herein defined);

          (j)  Intentionally omitted;

          (k) "Board of Directors" shall mean the board of directors of the Company;

          (l) "Cash Payments Limitation" shall have the meaning set forth in
     Section 4.3;

          (m) "Cause" shall mean any of the following with respect to an employee of a member of the Ward Group (as herein defined):

               (i) the commission of any crime, whether or not involving any member of the Ward Group, which constitutes a felony in the jurisdiction involved;

               (ii) the sale, use or possession on the premises of any member of the Ward Group of a controlled substance whose sale, use or possession is illegal in the manner used or possessed and in the jurisdiction involved;

               (iii) the repeated consumption of drugs or alcohol that interferes with the employee's ability to discharge his assigned responsibilities;

               (iv) an intentional violation of the provisions of Section 7.1 of this Agreement;

               (v) in the case of a Type 2 Management Shareholder, the intentional and repeated failure on the part of the employee to perform such duties as may be delegated to him and which are commensurate with his employment position, and in the case of Brennan, the intentional and repeated refusal, after repeated written notices thereof from the Board of Directors, to perform such duties at the Company's executive offices in Chicago, Illinois as may be delegated to him which are reasonably commensurate with his position as the chief executive and chief operating officer of the Company; or

               (vi) the unlawful taking or misappropriation of any property belonging to any member of the Wards Group or in which any member of the Ward Group has an interest;

          (n) "Class A Amount" shall mean a number of Class A Shares equal to the Series 1 Amount (as herein defined) or, if less, the Outstanding Amount (as herein defined). For the purposes of Section 3.10(a)(vi), but not for the purposes of Section 5.4(f), Shares which are subject to purchase (whether or not currently exercisable) under outstanding options granted under the Employee Stock Option Plan shall be deemed to be outstanding;

          (o) "Closing Date" shall mean the date on which the closing pursuant to the Purchase Agreement occurred;

          (p) "Commission" shall mean the Securities and Exchange Commission;

          (q) "Competing Business" shall mean any person or entity engaged, in any area of the world, directly or indirectly, in any retail merchandising business conducted from multiple retail locations, of a type engaged in by any member of the Ward Group, or any business of the type engaged in by Signature Financial/Marketing, Inc. ("Signature") or any of its subsidiaries (as long as Signature or such subsidiary is a member of the Ward Group), other than the insurance business, as of the time of the complained of act;

          (r) "Confidential Information" shall mean competitive data, trade secrets or confidential trade information in the possession of the Ward Group which is not generally known to others and the confidentiality of which the Ward Group have taken reasonable steps to protect, but does not include general business knowledge acquired by a Management Shareholder;

          (s)  Intentionally omitted.

          (t) "Controlling Shareholder" shall have the meaning set forth in
     Section 1.5;

          (u) "Demand" and "Demanding Group" and "Demand Registration" shall have the meanings set forth in Section 6.1;

          (v) "Designated Management Optionees" shall mean those Management Shareholders, or any member or members of their respective Families (as herein defined), who are designated in writing by the Designator (as herein defined), with concurrent notice to the Company, as having the right to exercise a specifically designated option to purchase a specifically designated number of Shares pursuant to Article II or III. The options so designated may not, in the aggregate, exceed the number of Shares which, at the time of the designation, are subject to purchase pursuant to Article II or Article III, but in making such designation, the Designator may designate alternate Designated Management Optionees who shall have options to purchase Shares if the Persons designated as primary Designated Management Optionees do not exercise the designated options. The Designator may designate a member of the Committee (as herein defined), or a member of his Family, as a Designated Management Optionee only as provided elsewhere in this Agreement. Each designation of a Designated Management Optionee shall be made in writing and delivered by the Designator to the Designated Management Optionee and the Company. By written notice delivered to a Designated Management Optionee, with concurrent notice to the Company, the Designator may change or revoke the designation of any Management Shareholder (or member of his Family, as the case may be) as a Designated Management Optionee and/or the designation of the number of Shares to be purchased, at any time prior to exercise of the designated option for any reason or for no reason. In the event one or more Designated Management Optionees are granted an option to purchase Shares pursuant to Article III, and the Shares as to which such option is exercisable are not Vested Shares in the hands of the Management Shareholder (or his Permitted Transferees) whose Shares are subject to purchase or sale under Article III, the Designator may, as part of the designation of the identity of the Designated Management Optionee(s), designate that all or any portion of such Shares shall be Vested Shares in the hands of the Designated Management Optionee(s);

          (w) "Designator" shall mean the person or the committee of three Management Shareholders, as set forth below and as the case may be, which has, among other powers, the power to designate the Designated Management Optionees. Prior to the occurrence of an Event (as defined below) for all purposes other than designating (and in connection with the designation of) Designated Management Optionees, the Designator shall be Brennan. At all times for purposes of designating (and in connection with the designation of) Designated Management Optionees, and from and after the occurrence of an Event for all purposes (including, without limitation, designating (and in connection with the designation of) Designated Management Optionees), the Designator shall be such committee of three Management Shareholders (the "Committee").

          The Committee shall, except as provided below, be comprised of Brennan, Edwin G. Pohlmann ("Pohlmann") and Myron Lieberman ("Lieberman"). Prior to the occurrence of an Event, if any member of the Committee shall resign from the Committee or cease to be Qualified Management Shareholder (as defined below), then such person shall cease to be a member of the Committee and the remaining members of the Committee shall as soon as practicable appoint a Qualified Management Shareholder as a member of the Committee and thereby fill the vacancy on the Committee so created. From and after the occurrence of an Event, the Committee shall be comprised of Pohlmann, Spencer H. Heine ("Heine") and Lieberman (each of Pohlmann, Heine and Lieberman being a "Continuing Member" and collectively being the "Continuing Members") so long as each is a Qualified Management Shareholder; provided, however, that at any time from and after the occurrence of an Event (i) if one, but only one, Continuing Member has resigned from the Committee or ceased to be a Qualified Management Shareholder, then the Committee shall be comprised of the two remaining Continuing Members who have not resigned from the Committee and are Qualified Management Shareholders and the Largest Management Shareholder (as defined below) (but the Second Largest Management Shareholder (as defined below) if the Largest Management Shareholder is one of such remaining Continuing Members, but the Third Largest Management Shareholder (as defined below) if both the Largest Management Shareholder and the Second Largest Management Shareholder are such remaining Continuing Members), (ii) if each of two, but only two, of the Continuing Members has either resigned from the Committee or ceased to be a Qualified Management Shareholder, then the Committee shall be comprised of the remaining Continuing Member who has not resigned from the Committee and is a Qualified Management Shareholder, the Largest Management Shareholder and the Second Largest Management Shareholder (but the Second Largest Management Shareholder and the Third Largest Management Shareholder if the Largest Management Shareholder is such Continuing Member, but the Largest Management Shareholder and the Third Largest Management Shareholder if the Second Largest Management Shareholder is such Continuing Member), and (iii) if each of the Continuing Members has either resigned from the Committee or ceased to be a Qualified Management Shareholder, then the Committee shall be comprised of the Largest Management Shareholder, the Second Largest Management Shareholder and the Third Largest Management Shareholder.

          In all cases, the Committee shall act by the vote of a majority of its members; provided, however, that neither a member of the Committee nor a member of his Family may be designated as a Designated Management Optionee except upon the affirmative vote of all other members of the Committee.

          A "Qualified Management Shareholder" is each of Lieberman and any other person who is a Management Shareholder and employed by a member of the Ward Group. A person (including Lieberman) shall cease to be a Qualified Management Shareholder if he (i) ceases to be a Management Shareholder, (ii) dies, (iii) is adjudicated incompetent, (iv) in the case of Lieberman, ceases to be a director of the Company or (v) in the case of any Management Shareholder other than Lieberman, no member of the Ward Group employs such Management Shareholder.

          An "Event" means that Brennan has resigned from the Committee or ceased to be a Qualified Management Shareholder.

          The "Largest Management Shareholder" shall be the Management Shareholder (other than Brennan and any Management Shareholder who is not willing or able to serve on the Committee) who, from time to time, is employed by a member of the Ward Group and is the owner of the largest number of Shares as compared to each other Management Shareholder (other than Brennan and any Management Shareholder who is not willing or able to serve on the Committee) and who is willing and able to serve as a member of the Committee.

          The "Second Largest Management Shareholder" shall be the Management Shareholder (other than Brennan, the Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) who, from time to time, is employed by a member of the Ward Group and is the owner of the largest number of Shares as compared to each other Management Shareholder (other than Brennan, the Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) and who is willing and able to serve on the Committee.

          The "Third Largest Management Shareholder" shall be the Management Shareholder (other than Brennan, the Largest Management Shareholder, the Second Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) who, from time to time, is employed by a member of the Ward Group and is the owner of the largest number of Shares as compared to each other Management Shareholder (other than Brennan, the Largest Management Shareholder, the Second Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) and who is willing and able to serve on the Committee.

          For the purposes of the foregoing provisions of this paragraph (v), a Management Shareholder shall be deemed to own all Shares owned by his Permitted Transferees. In the event that two or more persons own the same number of Shares so that each, in the absence of the other (or others, as the case may be) would be the Largest Management Shareholder, the Second Largest Management Shareholder or the Third Largest Management Shareholder (as the case may be), then the remaining member (or members, as the case may be) of the Committee from time to time shall determine which of such person or persons shall be deemed to be the Largest Management Shareholder, the Second Largest Management Shareholder or the Third Largest Management Shareholder, as the case may be.

          (x) "Employee Stock Option Plan" shall mean a stock option plan for the benefit of the employees of the Ward Group which may be adopted hereafter by the Board of Directors, pursuant to which such employees may be granted options to purchase Class A Shares. The Shares issued pursuant to the Employee Stock Option Plan shall be subject to options to purchase the employee's Shares upon termination of employment with the Ward Group, and restrictions on Transfers, which, unless otherwise changed or waived by 2/3 of the members of the Board of Directors, are reasonably similar to those which are set forth in this Agreement;

          (y) "Escrow Agent" shall have the meaning set forth in Section 3.13;

          (z) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

          (aa) "Fair Market Value per Share" shall have the meaning set forth in
     Section 3.10;

          (bb) "Family" shall mean a spouse or descendant or ancestor of a Management Shareholder, or a spouse of a descendant or ancestor of a Management Shareholder, or a trustee of a trust or custodian of a custodianship primarily for the benefit of one or more of the foregoing and/or a Management Shareholder;

          (cc) "First Period" shall have the meaning set forth in Section
     2.3(c);

          (dd) "GE Capital Affiliate" shall mean any entity which, at the time of the applicable determination, GE Capital controls, which controls GE Capital, or which is under common control with GE Capital, but does not include the Ward Group or any member thereof. For the purposes of the preceding sentence, "control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a Person through voting securities, contract or otherwise. Without limiting the generality of the foregoing, as of the date of this Agreement, Kidder, Peabody Group, Inc. is a GE Capital Affiliate;

          (ee) "Group" shall have the meaning set forth in Section 6.1(a)(i);

          (ff) "Indemnitees" shall mean Brennan, Dominic M. Mangone and Edwin G. Pohlmann;

          (gg) "Insurance Proceeds" shall have the meaning set forth in Section 3.8(a);

          (hh) "Limitations" shall have the meaning set forth in Section 4.2;

          (ii) "Management Shareholders" or "Management Shareholder" shall mean a Type 1 Management Shareholder (as herein defined) or a Type 2 Management Shareholder (as herein defined), without distinction:

          (jj) "Non-Plan Shares" shall mean all shares other than Plan Shares (as herein defined);

          (jj)(A) "Non-Series 3 Outstanding Amount" shall mean the Outstanding Amount less the number of Series 3 Shares outstanding as of the date of determination.

          (kk) "Option" shall mean a nonqualified stock option to acquire Shares granted pursuant to the Plan;

          (ll) "Originally Scheduled Article III Closing Date" shall have the meaning set forth in Section 4.1;

          (mm) "Outstanding Amount" shall mean the number of Class A Shares of all series which are outstanding as of the date of determination;

          (nn) "Period" shall have the meaning set forth in Section 2.3(c);

          (oo) "Permanent Disability" shall mean the total permanent disability of a Management Shareholder who is an employee of the Ward Group, as determined in accordance with the published policies (in effect on the applicable date) of the Ward Group with respect to the determination of total permanent disability;

          (pp) "Permitted Transferee" shall mean:

               (i) a Person, other than a Management Shareholder, to whom Shares are Transferred pursuant to and in compliance with the provisions of
          Section 2.2(b); and

               (ii) a member of the Family of a Management Shareholder who has either (x) acquired Shares by virtue of having been designated a Designated Management Optionee by the Designator or (y) acquired Shares on or about the date hereof and joined in this Agreement as a Permitted Transferee of said Management Shareholder.

     Each reference herein to a Permitted Transferee of a particular Management Shareholder shall mean (x) a Permitted Transferee owning Shares which that Management Shareholder was the last Management Shareholder to own, and (y) a member of the Family of that Management Shareholder who has acquired Shares in a manner set forth in (ii) above;

          (qq) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, association, corporation, trust, institution, public benefit corporation, entity or government;

          (rr) "Piggyback Registration" shall have the meaning set forth in
     Section 6.2(a);

          (ss) "Plan" shall mean the Montgomery Ward & Co., Incorporated Stock Ownership Plan, as amended and in effect from time to time;

          (tt) "Plan Shares" shall mean any shares received by the holder thereof (or as a Permitted Transferee (as herein defined) of such holder) pursuant to the Plan;

          (uu) "Pledgee" shall have the meaning set forth in Section 2.2(c);

          (vv) "Post-Termination Death" shall have the meaning set forth in
     Section 3.3;

          (ww) "Public Offering Termination Date" shall mean the date, if any, on which, as a result of the sale or issuance of shares of common stock pursuant to one or more Registration Statements under the Act and under Rule 144 (other than pursuant to the Employee Stock Option Plan or pursuant to a Registration Statement to register shares primarily or exclusively for Transfer (as hereinafter defined) upon exercise of options pursuant to
     Article III of this Agreement or in connection therewith), 25% or more of the outstanding shares of voting common stock of the Company consist of shares of voting common stock of the Company which have been so issued or sold;

          (xx) "Purchase Price" shall have the meaning set forth in Section 3.7;

          (yy) "Purchase Right" shall mean a nonqualified stock option to acquire Shares, identified as such and generally to be exercised during a shorter period of time than an Option granted pursuant to the terms of the
     Plan:

          (zz) "Registration" and "Registration Statement" shall have the meanings set forth in Section 6.3;

          (aaa)  "Registration Expenses" shall have the meaning set forth in
     Section 6.6(a);

          (bbb) "Rule 144" shall mean Rule 144, as amended, promulgated by the Commission under the Act:

          (ccc) "Second Period" shall have the meaning set forth in Section 2.3(c);

          (ddd)  "Second Transfer Notice" shall have the meaning set forth in
     Section 2.8(b);

          (eee)  "Series 1 Amount" shall mean twenty-five million (25,000,000);

          (fff) "Shareholder" shall mean a Management Shareholder, a Permitted Transferee, GE Capital, and a GE Capital Affiliate who are the owner of Shares, and any Person owning Shares who is no longer a GE Capital Affiliate but who was a GE Capital Affiliate at the time such Person first acquired Shares;

          (ggg) "Shares" shall, except as otherwise specifically provided herein, mean the shares of common stock of the Company, without distinction as to class or series, and shall include certificates of beneficial interest issued by the Voting Trustee (as herein defined), pursuant to the Voting Trust Agreement (as herein defined); provided, however, that (and without implication that a contrary result was intended, but by way of clarification):

               (i) for the purposes of determining the number of Shares eligible to vote or receive distributions, there shall be no duplication as between Shares held by the Voting Trustee, on the one hand, and certificates of beneficial interest issued by the Voting Trustee, on the other hand; and

               (ii) where the right to vote Shares or execute consents is granted or required pursuant to the provisions of this Agreement, except as otherwise expressly provided in Section 8.17, the term "Shares" shall not include certificates of beneficial interest issued by the Voting Trustee under the Voting Trust Agreement;

     and this Agreement shall be interpreted in accordance with the foregoing proviso to the extent the context so requires; provided, further, that for the purposes of this Agreement, a share of common stock of the Company shall cease to be a Share at such time as such Share:

               (iii) has been effectively registered under the Act and disposed of in accordance with the Registration Statement (as herein defined) covering it; or

               (iv) has been sold pursuant to Rule 144;

     and the legend referred to in Section 8.1 has been removed from the certificate representing such Share, even if such share of common stock is subsequently acquired by a Shareholder; and provided, further, that a share of common stock shall cease to be a Share for the purposes of Article II at such time as such Share has been sold in a foreclosure sale by a Person to whom said Shares have been pledged pursuant to Section 3.9, or retained by such Person in lieu of foreclosure of such pledge;

          (hhh)  "Solicitation Period" shall have the meaning set forth in
     Section 2.8(b);

          (hhh)(A) "Terms and Conditions" shall mean those certain Montgomery Ward & Co., Incorporated Stock Ownership Plan Terms and Conditions agreed to by and between the Company and participants in the Employee Stock Option Plan.

          (iii) "Third Party Offer" shall mean a bona fide written offer to purchase Shares;

          (jjj) "Trading Period" shall have the meaning set forth in Section 3.10(b);

          (kkk) "Transfer" shall mean any transfer, sale, assignment, pledge, encumbrance or other disposition of Shares, or, in the case of the Company, any issuance or sale of Shares, irrespective of whether any of the foregoing are effected voluntarily or involuntarily, by operation of law or otherwise, or whether inter vivos or upon death;

          (lll) "Transferee" shall mean a Person who has made a Third Party Offer or to whom a Transfer for no consideration is proposed to be made;

          (mmm) "Transferor" shall mean a Person who shall propose to Transfer Shares pursuant to Article II;

          (nnn) "Transfer Notice" shall mean a written notice of a proposed Transfer;

          (ooo) "Type 1 Management Shareholder" shall mean Brennan, Silas S. Cathcart, Myron Lieberman and Lieberman Investment Limited Partnership and any other Person who is designated by the Designator as a Type 1 Management Shareholder and who concurrently herewith or at any time hereafter, in contemplation of that Person's acquisition of Shares, executes a counterpart of, or joins in and agrees to be bound by, this Agreement as a Type 1 Management Shareholder. Other than Brennan and Myron Lieberman, as long as GE Capital and GE Capital Affiliates own, in the aggregate, at least 20% of the Shares which they acquired in June, 1988, no Person shall be designated as a Type 1 Management Shareholder without the prior consent of GE Capital, which consent shall not unreasonably be withheld;

          (ppp) "Type 2 Management Shareholder" shall mean any person who concurrently herewith or at any time hereafter, in contemplation of that Person's acquisition of Shares, executes a counterpart of, or joins in and agrees to be bound by, this Agreement as a Type 2 Management Shareholder. Unless that Person has been designated by the Designator as, or is already, a Type 1 Management Shareholder, Type 2 Management Shareholders shall include all Persons who acquire Class A Shares pursuant to the exercise of options granted to them under the Employee Stock Option Plan who are required to join in this Agreement or to hold such Class A Shares subject to the terms of this Agreement;

          (qqq) "Unused Amount" shall have the meaning set forth in Section 2.3(e);

          (rrr) "Valuation Date" shall mean the date on which the employment of a Type 2 Management Shareholder with the Ward Group terminates for any reason whatsoever, including death or Permanent Disability;

          (sss) "Vested Shares" shall mean (x) with respect to a Type 1 Management Shareholder and his Permitted Transferees, all Shares owned by them, and (y) with respect to a Type 2 Management Shareholder and his Permitted Transferees, that number of Shares owned by them, as a group, equal to the amount determined, as of the date of determination ("Vesting Date"), by adding A. below plus B. below plus C. below plus D. below, and then subtracting E. below, where A., B., C., D. and E. are as follows:

                 A. the aggregate number of Shares theretofore acquired by them as a group (other than from each other) which as to them as a group are Non-Plan Shares and which, at the time of acquisition by any member of the group, were Vested Shares in the hands of the Person who Transferred such Shares to any one of them or were designated, at the time of acquisition of such Shares by the Management Shareholder or his Permitted Transferees, as Vested Shares by the Company or the Designator pursuant to the provisions hereof;

                 B. the number of Non-Plan Shares determined by multiplying the total number of Non-Plan Shares theretofore acquired by them as a group (other than from each other) and not described in subparagraph A. next above by the Percentage of Vesting for Non-Plan Shares in effect on the Vesting Date;

                 C. the number of Plan Shares determined by multiplying the total number of Plan Shares theretofore acquired by them as a group (other than from each other), including the number of Plan Shares Awarded to them or purchased pursuant to the exercise of Purchase Rights, but excluding the number of Plan Shares acquired pursuant to exercise of Options, by the Percentage of Vesting applicable to each of such Plan Shares in effect on the Vesting Date;

                 D. the lesser of (i) the number of Plan Shares determined by multiplying the total number of Plan Shares purchased or subject to purchase by them under outstanding or previously exercised Options (whether or not exercisable) by the Percentage of Vesting applicable to each Plan Share so purchased or subject to purchase pursuant to an Option on the Vesting Date, and (ii) the number of Plan Shares theretofore acquired by them pursuant to exercise of Options;

                 E. the aggregate number of Vested Shares theretofore disposed of by them, as a group (other than to or among each other).

     The number of Vested Shares and Shares which are not Vested Shares owned in the aggregate by a Management Shareholder and his Permitted Transferees shall be allocated among them proportionately to the numbers of Shares owned by each of them. In the event of the occurrence of an event which would give rise to options contained in Section 3.2 (whether or not such options are exercised), the Percentage of Vesting shall be 100%. The Percentage of Vesting of a Type 2 Management Shareholder (and his Permitted Transferees) whose employment with the Ward Group has been terminated for Cause shall be 0%.

     In all other events, as to a Type 2 Management Shareholder and his Permitted Transferees, the Percentage of Vesting for Non-Plan Shares shall be determined as follows:

IF THE VESTING DATE IS                                    THE PERCENTAGE
   ON OR AFTER THE:             AND BEFORE THE:           OF VESTING IS:
- -------------------------     -------------------------   --------------

Date of this Agreement        First anniversary of the           0%
                              Acquisition Date

First anniversary of the      Second anniversary of the         20%
    Acquisition Date          Acquisition Date

Second anniversary of the     Third anniversary of the          40%
    Acquisition Date          Acquisition Date

Third anniversary of the      Fourth anniversary of the         60%
    Acquisition Date          Acquisition Date

Fourth anniversary of the     Fifth anniversary of the          80%
    Acquisition Date          Acquisition Date

Fifth anniversary of the      any time thereafter              100%
    Acquisition Date

     In all other cases, as to a Type 2 Management Shareholder and his Permitted Transferees, the Percentage of Vesting for Plan Shares shall be, if the Vesting Date is before the first anniversary of the Vesting Period Commencement Date (as herein defined), 0%; on or after the first anniversary and before the second anniversary of the Vesting Period Commencement Date, 20%; on or after the second anniversary and before the third anniversary of the Vesting Period Commencement Date, 40%; on or after the third anniversary and before the fourth anniversary of the Vesting Period Commencement Date, 60%; on or after the fourth anniversary and before the fifth anniversary of the Vesting Period Commencement Date, 80%; and on or after the fifth anniversary of the Vesting Period Commencement Date, 100%.

          In the following instances the Vesting Date shall be the following date:

               (i) in the case of a Transfer of Shares pursuant to Article II (other than Section 2.2(a) or 2.2(i) thereof), the date on which a Transfer Notice is served;

               (ii) in the case of a Transfer of Shares pursuant to Section 2.2(a), the date of approval of the proposed Transfer by the Board of Directors;

               (iii) in the case of a sale of Shares under Rule 144 permitted by Section 2.2(i), the date the Management Shareholder or his Permitted Transferee Transferred Shares utilizing Rule 144;

               (iv) in the case of a purchase of Shares pursuant to Article III, the date of termination of the applicable Type 2 Management Shareholder's employment with the Wards Group for any reason whatsoever;

               (v) in the case of an exercise of rights under Article VI, the date on which the Management Shareholder or Permitted Transferee makes a Demand or requests inclusion of any of such Shares in a Registration Statement (as the case may be).

          Notwithstanding the foregoing provisions of this paragraph (sss):

               (vi) in the case of a purchase of Shares pursuant to Article III from a Type 2 Management Shareholder whose Percentage of Vesting, in accordance with the foregoing, is less than 100%, the Board of Directors, in its discretion, may increase the Percentage of Vesting as determined in accordance with the foregoing, but not in excess of 100%;

               (vii) in the case of termination of employment of a Type 2 Management Shareholder with the Ward Group (other than for Cause), where not all Shares owned by that Management Shareholder and his Permitted Transferees were purchased in accordance with Section 3.1, on the Article III Closing Date those Shares not so purchased which were not Vested Shares as of the date of termination of employment shall become Vested Shares for all purposes of this Agreement other than Section 3.3, and for the purposes of Section 3.3 said Shares shall not thereafter become Vested Shares;

               (viii) in connection with any issuance or sale of Shares by the Company, the Company may designate all or any portion of such Shares as Vested Shares;

               (iv) at any time and from time to time, after the Closing Date, upon written notice delivered to the Company, the Designator may increase the Percentage of Vesting otherwise applicable to a Type 2 Management Shareholder and his Permitted Transferees, but not in excess of 100%;

               (x) on the Public Offering Termination Date, except for the purposes of Section 3.3, all Shares which are not then Vested Shares shall become Vested Shares;

        (ttt) "Vesting Period Commencement Date" shall mean (i) in the case of an Award, the date of the grant of an Award; (ii) in the case of a Purchase Right, the date of exercise of the Purchase Right; (iii) in the case of an Option, the date of grant of the Option;

        (uuu) "Voting Trust Agreement" shall mean that certain Voting Trust Agreement, dated as of June 20, 1988, among Brennan and the other individuals who are parties thereto;

        (vvv) "Voting Trustee" shall mean the Person serving as voting trustee under the Voting Trust Agreement;

        (www) "Ward Group" shall mean the Company and its direct and indirect subsidiaries.

     1.3 Securities Law Restrictions. In addition to the restrictions on the Transfer of Shares which are contained in this Agreement, each Shareholder represents and warrants to the Company, and agrees and acknowledges, that:

          (a) all Shares acquired by or for such Shareholder in transactions which have not been registered pursuant to the Act are being or have been acquired solely for such Shareholder's own account, for investment purposes only and not with a view toward the distribution thereof (within the meaning of the Act), and that, irrespective of any other provisions of this Agreement, any Transfer of such Shares will be made only in compliance with all applicable federal and state securities laws, including without limitation the Act;

          (b) except to the extent so registered or as provided in Article VI hereof, the Company is not required to register any Shares acquired by or for such Shareholder under the Act, and such Shares must be held by such Shareholder until such Shares are registered under the Act or an exemption from such registration is available; that the Company will have no obligation to take any actions that may be necessary to make available any exemption from registration under the Act; and that the Company will place "stop transfer" restrictions on the party responsible for recording Transfers of Shares;

          (c) the Shareholder is familiar with Rule 144, which establishes guidelines governing, among other things, the resale of "restricted securities" (that is, securities which are acquired from the issuer of such securities in a transaction not involving any public offering);

          (d) Rule 144 may not be available for Transfers of the Shares, because, among other things, the Company, at the time of the proposed Transfer of Shares, may not be required to file the reports required to be filed by Section 15(d) of the Exchange Act and may not then have a class of securities registered pursuant to Section 12 of the Exchange Act; and, even if the Company is then required to file reports under the Exchange Act, and has filed all reports required to be filed, reliance on Rule 144 to Transfer securities is subject to other restrictions and limitations, as set forth in Rule 144;

          (e) in connection with any Transfer of the Shares, under Rule 144 or pursuant to some other exemption, the Shareholder may, if required by the Company, be required to deliver to the Company an opinion from counsel for the Shareholder, and/or receive an opinion from counsel for the Company, to the effect that all applicable federal and state securities law requirements have been met."

     1.4 Transferability of Certain Shares. Shares issued by the Company pursuant to a stock dividend, stock split, reclassification, or like action, or pursuant to the exercise of a right granted by the Company to all its stockholders to purchase Shares on a proportionate basis, shall be Transferred only, and for all purposes be treated, in the same manner as, and be subject to the same options with respect to, the Shares which were split or reclassified or with respect to which a stock dividend was paid or rights to purchase Shares on a proportionate basis were granted. In the event of a merger of the Company where this Agreement does not terminate pursuant to Section 8.2(c), shares of stock and/or securities convertible into shares of stock issued in exchange for Shares shall thereafter be deemed to be Shares which are subject to the terms of this Agreement.

     1.5  Duration of Certain Portions of Article II and Certain Portions of
Article III.  From and after the Public Offering Termination Date:

          (a) the provisions of Article II shall cease to be in effect as to any Shareholder other than a Controlling Shareholder; provided, however, that from and after the Public Offering

     Termination Date, the Designator may waive the application of the provisions of Article II as to any particular Transfer by a Controlling Shareholder (including a Transfer by the Designator himself) or terminate the provisions of Article II as to all Controlling Shareholders; provided, further, that as long as GE Capital and the GE Capital Affiliates own, in the aggregate, 10% or more of the outstanding shares of common stock of the Company and Brennan is a Controlling Shareholder, the consent of GE Capital shall be required as to any waiver or termination of the provisions of
     Article II with respect to a Transfer by Brennan or any of his Permitted Transferees. For the purposes hereof, a Controlling Shareholder shall be a Shareholder who owns (or whose voting trust certificates represent) 1% or more of the outstanding shares of common stock of the Company. For the purpose of the preceding sentence, there shall be full attribution of ownership between a Management Shareholder and his Permitted Transferees, and between GE Capital and the GE Capital Affiliates;

          (b) the provisions of Section 3.2(a) and Sections 3.5 and 3.6, shall terminate, and all references in Sections 3.2(b) and (c) to the 90 day period referred to in Section 3.2(a) shall be eliminated from said sections.


     1.6 Duration of Certain Portions of Article V. Anything in this Agreement to the contrary notwithstanding, (a) the provisions of Article V of this Agreement, to the extent they constitute an agreement with respect to the manner in which Shares shall be voted, and, (b) unless sooner terminated pursuant to other provisions of this Agreement, Section 5.3, shall be in effect only until the tenth anniversary of the date of this Agreement.

     1.7 Withholding. Each Management Shareholder shall pay, or make arrangements to pay, all federal, state and local income taxes which may be assessed upon such Management Shareholder in connection with his ownership of Shares, including, without limitation, taxes which may be imposed in connection with the lapse or release of any restrictions set forth herein with respect to the Shares. In any case in which any member of the Ward Group is legally required to withhold such taxes, such payment shall be made on or before the date such withholding is required. In the event any such payment is not made when due and any member of the Ward Group is legally required to withhold such taxes, then, to the extent permitted by law, the Company shall have the right to do any of the following in its sole discretion: (i) direct the Voting Trustee to sell such number of Shares subject to the Voting Trust Agreement which are beneficially owned by the Management Shareholder as may be necessary in order that the net proceeds of sale will equal the member of the Ward Group's withholding obligation (with such Shares remaining subject to the Voting Trust Agreement), and pay such net proceeds to such member of the Ward Group; (ii) deduct the amount required to be withheld from funds otherwise due the Management Shareholder by the Ward Group (including, without limitation, salaries and proceeds of the sale of Shares sold to the Company pursuant to the provisions of this Agreement), and pay the amount so deducted to such member of the Ward Group; or (iii) pursue any other legal or equitable right or remedy.

     1.8 Consummation of Acquisition. The Company will use its best efforts to consummate the acquisition of Ward pursuant to the Purchase Agreement. If, however, such acquisition is not consummated, then this Agreement shall terminate and the parties hereto shall be placed in the position in which they would have been if this Agreement had not been entered into.

     1.9 Joinder in Agreement. Except as contemplated by this Agreement, Shares shall not be Transferred to any Person who is not a signatory to this Agreement unless that Person shall have executed and delivered such documents as are deemed reasonably necessary by the Company, in consultation with its counsel, to evidence such Person's acceptance of, and agreement to be bound by, the provisions of this Agreement. Without limiting the generality of the foregoing, such documents shall contain the representations, warranties and covenants set forth in Section 1.3 hereof.

     1.10 Adjustment for Dilutive Events. Whenever this Agreement contains a reference to a percentage of the number of Shares acquired by a Shareholder on or about the date hereof or on the date the Shareholder first acquired Shares, the number of Shares to which such percentage shall be applied shall be adjusted to take into account stock splits, stock dividends, reverse stock splits and similar dilutive events.

     1.11 Shortening or Lengthening of Option Periods. Whenever in Article II or Article III the Company or a Shareholder is given an option to purchase or sell Shares which is exercisable during a given period of time, if the Company or that Shareholder chooses not to exercise that option, the Company or that Shareholder may deliver written notice of that fact to the Company (in the case where a Shareholder is relinquishing an option) and the Designator. In such event, the applicable option period shall be deemed to have ended with respect to the Company or such Shareholder (as the case may be) on the date on which such notice is delivered. Any period during which an option to purchase is exercisable may be extended by agreement of the party subject thereto. In such event, options to purchase which are subsequent to the option with respect to which the period is extended shall become exercisable on the date upon which they would have been exercisable, unless otherwise agreed by the holders of such options, and shall be extended to the same extent as that the prior options are extended from time to time.

     1.12 Action by 2/3 of Members of Board of Directors. Whenever in this Agreement the vote, consent or waiver of 2/3 of the members of the Board of Directors is required, the number of directors required shall be determined without regard to any vacancies on the Board of Directors.

                                  ARTICLE II

                         Voluntary Transfers of Shares

     2.1 General Effect of Agreement. Unless a Transfer of Shares is made in accordance with the provisions of this Agreement, it shall not be valid or have any force or effect.

     2.2 Certain Permitted Transfers of Shares. Anything contained in this Agreement to the contrary notwithstanding, Shares may be Transferred:

          (a) subject to Section 5.3(p), by a holder of Shares with the prior approval of the Board of Directors, either subject to this Agreement or otherwise, as the Board of Directors shall determine;

          (b)  (i)  by a Management Shareholder to any member of his Family;

               (ii) by a member of the Family of a Management Shareholder to any other member of the Family of that Management Shareholder, or to that Management Shareholder;

               (iii) to the personal representative of a Management Shareholder or Permitted Transferee who is deceased or adjudicated incompetent;

               (iv) subject to the provisions of Section 3.2, 3.3 or 3.5 (as the case may be), by the personal representative of a Management Shareholder or Permitted Transferee who is deceased or adjudicated incompetent to any member of said Management Shareholder's Family;

               (v) upon termination of a trust or custodianship which is a Permitted Transferee, by the trustee of such trust or custodian of such custodianship to the person or persons who, in accordance with the provisions of said trust or custodianship, are entitled to receive the Shares held in trust or custody;

          (c) by a Management Shareholder to a bank or other institutional lender (a "Pledgee"), as collateral security for a loan to the Management Shareholder to solely finance the acquisition of such Shares; provided, however, that in connection with the exercise of any rights under such pledge, including without limitation any foreclosure thereof, the Pledgee shall be obligated to comply with Sections 2.4 through 2.10, both inclusive (it being understood that following the pledge of Shares to a Pledgee, the character of such Shares as Vested Shares or otherwise shall be determined as if such pledge had not occurred, and, for the purposes of Section 1.2(kkk)C., a Transfer of such Shares by the Pledgee (other than to the pledgor) shall be deemed to be a Transfer of such Shares by the pledgor);

          (d) by the Voting Trustee (i) pursuant to clause (i) of Section 1.7, or (ii) to the applicable Management Shareholders and Permitted Transferees who are beneficiaries under the Voting Trust Agreement, upon the termination of the Voting Trust Agreement or the release of said Shares therefrom;

          (e)  pursuant to Articles III or VI;

          (f) by Brennan or his personal representative (as the case may be) to any Management Shareholder, and by any Management Shareholder or Permitted Transferee to Brennan;

          (g) by GE Capital to any GE Capital Affiliate, and by any GE Capital Affiliate to any other GE Capital Affiliate or to GE Capital; provided, however, that if GE Capital or such GE Capital Affiliate shall Transfer Shares to a GE Capital Affiliate formed for the principal purpose of owning the Shares, or whose principal asset consists of the Shares (whether at the time of the Transfer of the Shares to such entity or at the time of a subsequent transfer of the shares or other ownership interests of such entity), a subsequent transfer of the shares (or other ownership interest) of such entity shall be deemed to constitute a Transfer of Shares for the purposes of this Agreement;

          (h) by the Company, either subject to this Agreement or otherwise, as the Board of Directors shall determine, pursuant to (x) Section 5.3(f), or
     (y) the Employee Stock Option Plan;

          (i) provided that such Shares are not subject to the Voting Trust Agreement, and provided that Section 2.3 has been complied with as if the Transfer was being made pursuant to Sections 2.4 through 2.10, both inclusive, and, (x) for affiliates (within the meaning of the Act) of the Company and (y) for non-affiliates of the Company if there was not an effective registration statement under the Act covering the sale of Shares to the Management Shareholder making such Transfer, pursuant to Rule 144;

          (j) by a Person to whom such Shares have been pledged pursuant to
     Section 3.9, in connection with the exercise of that Person's rights under such pledge, including, without limitation, any foreclosure thereof.

          (k) by a Management Shareholder to a Pledgee, as collateral security for a loan to the Management Shareholder pursuant to the line of credit program (the "Line of Credit Program") and by the Pledgee to the Company or any other member of the Ward Group pursuant to such Program; provided, however, that in connection with the exercise of any rights under such pledge (other than a transfer to the Company or any other member of the Ward Group), including, without limitation, any foreclosure thereof, the Pledgee (other than the Company as assignee of or successor to the rights of a Pledgee) shall be obligated to comply with Sections 2.4 through 2.10, both inclusive (it being understood that following the pledge of Shares to a Pledgee, the character of such Shares as Vested Shares or otherwise shall be determined as if such pledge had not occurred, and for the purposes of
     Section 1.2 (kkk), a Transfer of such Shares by the Pledgee (other than to the pledgor or the Company or any other member of the Ward Group pursuant to such Program) shall be deemed to be a Transfer of such Shares by the pledgor); provided further that, except as otherwise provided in this subparagraph (k), the Shares subject to such pledge shall remain in all respects subject to the terms and provisions of this Agreement, including, without limitation, the put and call rights set forth in Article III of this Agreement and the rights of refusal set forth in Article II of this Agreement. The Company may resell to any person any Shares which the Company has acquired as Pledgee or otherwise pursuant to the Line of Credit Program, on such terms as the Board of Directors shall determine, and such sale shall not be subject to any of the restrictions or rights of first refusal set forth in Article II of this Agreement.

Regardless of the party to whom a Transfer of Shares is made pursuant to this
Section 2.2, the Shares so Transferred shall thereafter continue to be subject to the terms, provisions and conditions of this Agreement; provided, however, that (x) unless the Board of Directors has determined otherwise, Shares Transferred pursuant to paragraphs (a) or (h) hereof, and (y) Shares Transferred pursuant to paragraphs (i) or (j) hereof or Article VI, shall not be subject to the terms, provisions and conditions of this Agreement.

     2.3 Certain Prohibited Transfers. Without the prior written approval of the Board of Directors, the following Transfers of Shares pursuant to Sections
2.4 through 2.10, both inclusive, are prohibited:

          (a) no Management Shareholder or Permitted Transferee may Transfer Shares prior to the first to occur of (x) the third anniversary of the Acquisition Date and (y) the Public Offering Termination Date;

          (b) no Management Shareholder or Permitted Transferee may transfer Shares which are not Vested Shares or which are pledged to a Pledgee pursuant to the Line of Credit Program;

          (c) during the 12 month period ("First Period") beginning on the first to occur of the third anniversary of the Acquisition Date and the Public Offering Termination Date, and during the 12 month period immediately following the First Period (the "Second Period", the First Period and the Second Period being referred to generally as a "Period"), neither a Management Shareholder nor any of his Permitted Transferees may Transfer Shares pursuant to Sections 2.4 through 2.10, both inclusive, to the extent the aggregate number of Shares sought to be so Transferred during such Period by the Management Shareholder and all of his Permitted Transferees would result in the Transfer of more than the following percentage of the Vested Shares which were collectively owned by the Management Shareholder and all of his Permitted Transferees at the beginning of the applicable
     Period:

     IF THE TRANSFER NOTICE IS
     DURING THE FOLLOWING PERIOD:         THE PERCENTAGE IS
     ----------------------------         ------------------
        First Period...................        33-1/3%
        Second Period..................        50    %

          (d) no Transferor (other than GE Capital, a present or former GE Capital Affiliate or a Pledgee) may Transfer Shares unless that Shareholder has received a Third Party Offer; and

          (e) neither GE Capital nor any present or former GE Capital Affiliate may, other than a Second Transfer Notice as contemplated by Section 2.8(b), serve a Transfer Notice prior to the expiration of 150 days following the date of expiration of the last option period which arose by virtue of the prior service by GE Capital or a present or former GE Capital Affiliate of a Transfer Notice

     2.4  Notice of Transfer of Shares.  Even though the requirements of Section
2.3 shall have been met, no Shares shall be Transferred, except as may be required by or permitted pursuant to the provisions of Section 2.2, Article III,
Article IV or Article VI, unless the Transferor first serves a Transfer Notice upon the Company, the Designator and GE Capital, and thereafter complies with the remaining provisions of this Article II.

     2.5  Form of Transfer Notice.  Each Transfer Notice shall specify:

          (a) the number of Shares which the Transferor proposes to Transfer and the consideration per Share which the Transferor desires to receive for said Transfer (which, in the case where the Transferor has received a Third Party Offer, shall be the consideration set forth in the Third Party Offer and which, in the case where a Pledgee is foreclosing a pledge of Shares pledged by a Type 2 Management Shareholder, shall not exceed the amount for which the Shares could be purchased pursuant to Section 3.1 if the Management Shareholder who had pledged the

     Shares to the Pledgee had ceased to be an employee of the Ward Group on the date of service of the Transfer Notice);

          (b) in any case in which the Transferor has received a Third Party Offer, the name, and business and residence addresses of the Transferee;

          (c) all of the material terms and conditions, including the terms and conditions of payment, upon which the Transferor proposes to Transfer said Shares (which, in the case where the Transferor has received a Third Party Offer, shall be the terms and conditions set forth in the Third Party Offer); and

          (d) the address of the Transferor to which notices of the exercise of the options herein provided shall be sent.

In any case in which the Transferor is required, pursuant to the provisions hereof, to obtain a Third Party Offer, the Transferor shall attach to the Transfer Notice a true and correct copy of the Third Party Offer. A proposed Transfer of Shares without consideration shall be deemed to be a proposed Transfer for a consideration of $.01 per Share (which shall be deemed to be the consideration per Share set forth in the Transfer Notice). In the event GE Capital or a present or former GE Capital Affiliate serves a Transfer Notice, the Transfer Notice shall, at the option of the Transferor, contain the identities of all Persons with whom the Transferor has had discussions regarding possible Transfers of Shares, and the identities of all Persons with whom the Transferor intends in good faith to have such discussions. During the time between the date on which GE Capital or a present or former GE Capital Affiliate serves a Transfer Notice, and the last date on which an option to purchase the Shares sought to be Transferred is exercisable as provided in Section 2.7, the Transferor shall (if it has elected to include the information set forth in the preceding sentence in its Transfer Notice), by written notice to the Company and the Designator, update the information contained in the Transfer Notice not less frequently than monthly. During the 60-day period commencing on the date of service of the Transfer Notice, GE Capital or a present or former GE Capital Affiliate may, by written notice to the Company and the Designator, amend the Transfer Notice to add the identities of additional Persons with whom the Transferor has had discussions or intends in good faith to have discussions regarding Transfers of the Shares sought to be Transferred, but if such a written notice is served, the period of time in which the options set forth in
Section 2.7(c) may be exercised by the Designated Management Optionees shall be extended by 60 days from the date on which the last such written notice was served.

     2.6 Approval of Board of Directors. The options set forth in Section 2.7 or 2.8 shall be exercisable, and a Transfer of Shares to a Transferee can be made, only if the Board of Directors (and, in the case of a proposed transfer by Kidder, Peabody to any person, other than a Management Shareholder, GE Capital or another GE Capital Affiliate, the Designator) within the 10-day period next following the date of service of the Transfer Notice (or, in the case of a Transfer pursuant to Section 2.8(b), the Second Transfer Notice), shall approve the Transferee as a prospective holder of Shares; provided, however, that the approval by the Board of Directors (and, to the extent required by the foregoing, the Designator) of a Transfer of Shares by GE Capital or a present or former GE Capital Affiliate shall not be required with respect to any Transfer Notice served by any of them after the fifth anniversary of the Closing Date, as long as the Transferee is not engaged in a Competing Business at the time of service of the Transfer Notice. In any case where approval by the Board of Directors (and, to the extent required by the foregoing, the Designator) for a proposed Transfer is required, subject to the following sentence, the Board of Directors (and, to the extent required by the foregoing, the Designator) shall not unreasonably withhold their approval of any Transferee, and shall not withhold their approval if the Transferee is then a Management Shareholder, GE Capital or a GE Capital Affiliate. However, the Board of Directors (and, in the case of a proposed transfer by Kidder, Peabody to any person, other than a Management Shareholder, GE Capital or another GE Capital Affiliate, the Designator) may, in its sole discretion, withhold its or his approval of any Transferee which is then engaged in a Competing Business. The Board of Directors (and, in the case of a proposed transfer by Kidder, Peabody to any person, other than a Management Shareholder, GE Capital or another GE Capital Affiliate, the Designator) shall be conclusively deemed to have approved the Transferee unless, prior to the expiration of the 10-day period, it or he shall notify the Transferor in writing of its or his disapproval. For the purposes of this Section 2.6 only, a business which is competitive with the business conducted by Signature and its subsidiaries shall not be deemed to constitute a Competing Business solely by virtue of the fact that its business is competitive with that conducted by Signature and its subsidiaries.

     2.7 Options. Upon the service of a Transfer Notice, and provided that the Transferee has been approved by the Board of Directors as set forth in Section 2.6, options to purchase the Shares described therein shall be created, and may be exercised, as follows:

          (a) the service of a Transfer Notice by a Management Shareholder shall create:

               (i) options in each of the Designated Management Optionees (exercisable by service of written notice upon the Transferor, the Designator, GE Capital and the Company within the 45 day period next following the date of service of the Transfer Notice) to purchase all or any portion of the Shares described in the Transfer Notice, at the price and on the terms therein contained;

               (ii) an option in the Company (exercisable by service of written notice upon the Transferor, the Designator and GE Capital within the 15-day period next following the date of expiration of the 45 day period described in subparagraph (i) of this paragraph (a)) to purchase all or any portion of the Shares described in the Transfer Notice which were not purchased by the Designated Management Optionees, at the price and on the terms therein contained; and

               (iii) an option in GE Capital (exercisable by service of written notice upon the Transferor, the Designator and the Company within the 15 day period next following the date of expiration of the 15-day period described in subparagraph (ii) of this paragraph (a)) to purchase all or any portion of the Shares described in the Transfer Notice which were not purchased by the Designated Management Optionees and the Company, at the price and on the terms therein contained;

          (b) the service of a Transfer Notice by a Permitted Transferee shall create an option in his Management Shareholder (exercisable by service of written notice upon the Transferor, the Designator, the Company and GE Capital within the 30 day period next following the date of service of the Transfer Notice) to purchase all or any portion of the Shares described therein, at the price and on the terms therein contained. If said Management Shareholder does not exercise the foregoing option with respect to all Shares described in the Transfer Notice, the optionees described in paragraph (a) above shall have the options to purchase the Shares with respect to which said Management Shareholder has not exercised his foregoing option that would have been created if said Management Shareholder had been the Transferor and if the Transfer Notice had been served on the last day of the 30 day period during which said Management Shareholder could have exercised his option pursuant to this paragraph (b);

          (c) the service of a Transfer Notice by GE Capital, a present or former GE Capital Affiliate, or a Pledgee shall create:

               (i) options in each of (x) the Designated Management Optionees and/or (y) in the case of a Transfer Notice served by GE Capital or a GE Capital Affiliate, any other Person designated by the Designator (exercisable by service of written notice upon the Transferor, the Designator and the Company within the 60 day period next following the date of service of the Transfer Notice) to purchase all or any portion of the Shares described in the Transfer Notice, at the price and on the terms therein contained (it being understood that in the event a Person referred to in clause (y), next above, acquires any Shares pursuant to the option granted to such Person, pursuant to this subparagraph (i), such Shares shall, following the acquisition thereof, be subject to such rights, options and restrictions, whether pursuant to this Agreement, or otherwise, as shall be agreed upon by the Designator and such Person) and if so agreed upon by the Designator and such Person, such Person, notwithstanding anything to the contrary elsewhere herein contained, shall not be required to join in and become a party to this Agreement;

               (ii) an option in the Company (exercisable by service of written notice upon the Transferor and the Designator within the 15-day period next following the date of expiration of the 60 day period described in subparagraph (i) of this paragraph (c)) to purchase all or any portion of the Shares described in the Transfer Notice which were not purchased by the Designated Management Optionees, at the price and on the terms therein contained; and

               (iii) if the Transferor is a former GE Capital Affiliate or a Pledgee, an option in GE Capital (exercisable by service of written notice upon the Transferor and the Designator within the 15-day period next following the date of expiration of the 15-day period described in subparagraph (ii) of this paragraph (c)) to purchase all or any portion of the Shares described in the Transfer Notice which were not purchased by the Designated Management Optionees and the Company, at the price and on the terms therein contained.

If the consideration desired to be received for a Transfer of Shares, as set forth in the Transfer Notice, is other than cash to be paid at the consummation of the Transfer or thereafter (that is, if the consideration would constitute so-called "in kind" property), then any optionee exercising its option under this Agreement to purchase Shares may satisfy its payment obligations with respect to such purchase by making cash payment(s) (in lieu of "in kind" transfer(s) of property) equal to the fair market value of the property which would have been transferred in kind. The determination of such fair market value shall be made, as of the time the Transfer Notice with respect to the Transfer was served, by (x) not less than 2/3 of the members of the Board of Directors in the good-faith exercise of their reasonable discretion, or (y) a nationally recognized investment banking firm retained by the Board of Directors. If the Transferor is a member of the Board of Directors, or, in the case of a Transfer of Shares by GE Capital or present or former GE Capital Affiliates, employees of GE Capital or present or former GE Capital Affiliates are members of the Board of Directors, he or they (as the case may be) shall not vote on the issue of whether the Company shall exercise its option to purchase the Transferor's Shares.

     2.8  Transfer if Options Not Exercised.  If none of the options provided in
Section 2.7 are exercised, or if such options are exercised only in part, or if such options are treated, pursuant to Section 2.9, as if not exercised:

          (a) if the Transferor is a party other than GE Capital, a present or former GE Capital Affiliate or a Pledgee, then, during a period of 60 days beginning on the day following the date of expiration of the last applicable option period, the Transferor may Transfer all, but not less than all, Shares sought to be Transferred as to which such options were not exercised (or treated, pursuant to Section 2.9, as if not exercised), to the Transferee, at a price which is not less than 95% of the price specified in the Transfer Notice and on terms and conditions not less favorable to the Transferor than those specified in the Transfer Notice;

          (b) if GE Capital, a present or former GE Capital Affiliate or a Pledgee is the Transferor, then, during a period of 60 days beginning on the day following the date of expiration of the last applicable option period (the "Solicitation Period"), the Transferor may solicit Third Party Offers to purchase all, but not less than all, Shares sought to be Transferred as to which such options were not exercised (or treated, pursuant to Section 2.9, as if not exercised), and on terms and conditions (other than price) not less favorable to the Transferor than the terms and conditions specified in the Transfer Notice, and at a price which is not less than 95% of the price set forth in the Transfer Notice. If any such Third Party Offer is obtained during the Solicitation Period, then, subject to the following sentence, during a period of 60 days beginning on the date the Third Party Offer was obtained, the Transferor may Transfer all, but not less than all, of the Shares described in the Transfer Notice at the price, and on the terms and conditions, set forth in the preceding sentence. Notwithstanding the preceding sentence, if prior to the end of the Solicitation Period the Transferor shall obtain a Third Party Offer to purchase the Shares, and if in the case of a proposed Transfer by GE Capital or a present or former GE Capital Affiliate the Transferee was not identified in the Transfer Notice (as amended) as a potential Transferee, the Transferor shall serve a new Transfer Notice ("Second Transfer Notice") upon the Company and the Designator, containing the terms of the Third Party Offer, and the Transferor shall attach a copy of the Third Party Offer to the Second Transfer Notice; provided, however, that the Second Transfer Notice may not be served prior to the expiration of 15 days after the date of commencement of said 60 day period. Upon the service of a Second Transfer Notice, the options set forth in Section 2.7(c) may once again be exercised, at the price and on the terms contained in the Second Transfer Notice, except that (x) the period of time in which the Designated Management Optionees may exercise the options set forth in Section 2.7(c) shall be 30 days rather than 60 days (and the 60 day period referred to in Section 2.7(c) (ii) shall be such 30 day period), (y) the period of time in which the Company may exercise the option set forth in Section 2.7(c) shall be 5 days (and the 15 day period referred to in Section 2.7(c)(ii) shall be such 5 day period), and (z) in the case of a Transfer of Shares by a Pledgee or a former GE Capital Affiliate, the period of time in which GE Capital may exercise the option set forth in Section 2.7(c) shall be 5 days (and the 15-day periods described in Sections 2.7(c)(ii) and (iii) shall both be 5 days). If said options are not exercised, or are treated pursuant to Section 2.9 as if not exercised, and provided that the Board of Directors shall have approved the Transferee as provided in Section 2.6, then, during a period of 60 days beginning on the day following the date of expiration of the last applicable option period, the Transferor may Transfer all, but not less than all, Shares sought to be Transferred to the Transferee, at the price specified in the Second Transfer Notice and on terms and conditions not less favorable to the Transferor than those specified in the Second Transfer Notice.

In the event said Shares are not so Transferred, they shall remain subject in all respects to the terms of this Agreement and may not thereafter be Transferred except in compliance with all terms, conditions and provisions of this Agreement.

     2.9 Exercise of Options for Less than All of the Shares. If options exercised pursuant to Section 2.7 or 2.8(b) call for the purchase of less than all of the Shares sought to be Transferred, then, at the election of the Transferor (exercised by the service of written notice of such election upon the Company and each Shareholder exercising an option to purchase Shares within 10 days next following the expiration of the last period in which such options may be exercised), the exercise of all or any such options shall be deemed null and void and treated, for purposes hereof, as if said options had not been exercised.

     2.10 Closing of Exercise of Options. To the extent Shares are to be purchased by Designated Management Optionees, the Company or GE Capital by reason of their exercises of options under Section 2.7 or 2.8(b), the closing of all such purchases shall take place, at the principal offices of the Company, on the 30th day next following the date on which the last applicable option period expired.

     2.11 Effect of Shares in the Hands of the Transferee. Shares which are Transferred to a Transferee shall thereafter continue to be subject to all restrictions on Transfer and all other agreements, provisions, terms and conditions which are contained in this Agreement, and, without limiting the generality of the foregoing, the Transferee must comply:

          (a) with the provisions of Sections 2.4 through 2.10, both inclusive, if he shall desire to Transfer any such Shares, as if the Transferee was a Management Shareholder; and

          (b) with the voting agreement provisions of Article V, as if the Transferee was a Shareholder.

Except as provided in the following sentence, the Transferee (if he is not a Shareholder) shall not have any of the rights which are given to the Shareholders pursuant to the provisions of this Agreement. However, if the Transferee acquired Shares from GE Capital or a present or former GE Capital Affiliate, the Transferee shall be entitled to the rights granted to GE Capital and the present or former GE Capital Affiliates under Article VI with respect to the Shares acquired by the Transferee.

     2.12 Termination of GE Capital's Rights. From and after the date that GE Capital and the GE Capital Affiliates cease to own, in the aggregate, at least 20% of the Shares which GE Capital and the GE Capital Affiliates have purchased or are purchasing on or about the date hereof, all rights of GE Capital under Sections 2.7(a)(iii), (b) and (c)(iii) and Section 2.8(b) of this Article II shall terminate.

                                  ARTICLE III

               Purchases of Shares upon Termination of Employment

     3.1 Termination of Employment of Type 2 Management Shareholder. Upon the termination of a Type 2 Management Shareholder's employment with the Ward Group for any reason other than death or Permanent Disability (including, without limitation, resignation or discharge for or without Cause), the Company shall forthwith notify the Designator of such termination, and:

          (a) each of the Designated Management Optionees shall have an option (exercisable by service of written notice upon such Management Shareholder, each of his Permitted Transferees, and the Designator, within the 45 day period next following the date on which the Company has notified the Designator that such Management Shareholder's employment has terminated), to purchase all or any portion of the Shares owned by such Management Shareholder and each of his Permitted Transferees; and

          (b) the Company shall have an option (exercisable by service of written notice upon such Management Shareholder, each of his Permitted Transferees, and the Designator, within the 30 day period next following the last day of the 45 day period referred to in paragraph (a)), to purchase all or any portion of the Shares which were not purchased by the Designated Management Optionees; and

          (c) each of the Designated Management Optionees shall have an additional option (exercisable by service of written notice upon such Management Shareholder, each of his Permitted Transferees, and the Designator, within the 105-day period next following the date on which the Company has notified the Designator that such Management Shareholder's employment has terminated), to purchase all or any portion of the Shares of such Management Shareholder and each of his Permitted Transferees; and

all in the manner, for the price and on the terms and conditions contained in Sections 3.7 through 3.13, both inclusive, of this Article III.

     3.2 Death or Permanent Disability of a Type 2 Management Shareholder. Upon the death of a Type 2 Management Shareholder while such Type 2 Management Shareholder is an employee of any member of the Ward Group; or in the event the employment of a Type 2 Management Shareholder with the Ward Group shall be terminated by reason of Permanent Disability:

          (a) the personal representative of the deceased or Permanently Disabled Type 2 Management Shareholder or the Permanently Disabled Type 2 Management Shareholder (as the case may be), and each Permitted Transferee of the deceased or Permanently Disabled Type 2 Management Shareholder, shall each have the option (exercisable by written notice delivered to the Company and the Designator not later than 90 days after the date of death or the date of termination of the Type 2 Management Shareholder's employment with the Ward Group by reason of Permanent Disability, as the case may be, of the Type 2 Management Shareholder), to sell all or any portion of the Shares then owned by such respective Shareholders in accordance with paragraph (b);

          (b) if the options described in paragraph (a) are exercised, the Designated Management Optionees shall each have the option (exercisable by written notice delivered to the Company and each Shareholder having an option to sell Shares pursuant to paragraph (a), within the 30 day period next following the expiration of the 90 day period described in paragraph
     (a)) to purchase all or any portion of the Shares as to which the options to sell described in paragraph (a) were exercised, and the Company shall purchase the Shares as to which the options described in paragraph (a) to sell were exercised which the Designated Management Optionees have not elected to purchase pursuant to this paragraph (b);

          (c) if and to the extent the options described in paragraph (a) are not exercised, the Designated Management Optionees shall have the option (exercisable by written notice delivered to each Shareholder having an option to sell Shares to the Company pursuant to paragraph (a) and the Company within the 30 day period next following the 90 day period referred to in paragraph (a)), to purchase from such Shareholders all or any portion of the Shares then owned by such Shareholders as to which they did not exercise their respective options to sell as set forth in paragraph (a); and

          (d) the Company shall have the option (exercisable by written notice to each Shareholder having an option to sell Shares to the Company pursuant to paragraph (a) within the 30 day period next following the expiration of the 30 day period referred to in paragraph (c)), to purchase from such Shareholders all or any portion of the Shares then owned by such Shareholders as to which they did not exercise their respective options to sell as set forth in paragraph (a) and as to which the Designated Management Optionees did not exercise their respective options to purchase as set forth in paragraph (c);

all in the manner, for the price, and on the terms and subject to the conditions contained in Sections 3.7 through 3.13, both inclusive, of this Article III.

     3.3 Death of Type 2 Management Shareholder Following Termination of Employment. Upon the death of a Type 2 Management Shareholder following termination of the Type 2 Management Shareholder's employment with the Ward Group (a "Post-Termination Death"), in the case where that Type 2 Management Shareholder and his Permitted Transferees did not previously sell all Shares owned by them respectively pursuant to Section 3.1 or Section 3.2:

          (a) each of the Designated Management Optionees shall have an option (exercisable by service of written notice upon such Management Shareholder, each of his Permitted Transferees, and the Designator, within the 90 day period next following the date on which the Company has notified the Designator that such Management Shareholder has died), to purchase all or any portion of the Shares owned by such Management Shareholder and each of his Permitted Transferees; and

          (b) the Company shall have an option (exercisable by service of written notice upon such Management Shareholder, each of his Permitted Transferees, and the Designator, within the 30 day period next following the last day of the 90 day period referred to in paragraph (a)), to purchase all or any portion of the Shares which were not purchased by the Designated Management Optionees;

all in the manner, for the price and on the terms and conditions contained in Sections 3.7 through 3.13, both inclusive, of this Article III.

     3.4 Notice of Death. In order to effectuate the exercise of the options set forth in Sections 3.2 and 3.3 in the event of the death of a Type 2 Management Shareholder, the personal representative of the deceased Type 2 Management Shareholder shall give written notice of such Type 2 Management Shareholder's death to the Company within 90 days after the date of such death, regardless of whether such personal representative shall be entitled to exercise any option granted to him pursuant to this Article III. Forthwith following the receipt of such notice, the Company shall deliver a copy thereof to the Designator. In the event such notice is not so given by the personal representative of the deceased Type

2 Management Shareholder, the period of time in which the options set forth in Sections 3.2 and 3.3 may be exercised shall be appropriately extended.

     3.5  Termination of Brennan's Employment or Death.  In the event of:

          (a) the termination of Brennan's employment with the Ward Group which occurs during the three year period commencing on the Closing Date by reason of his voluntary resignation or termination for Cause:

               (i) Brennan and each of his Permitted Transferees shall each have the option (exercisable by written notice delivered to the Company not later than 60 days after the date of termination of Brennan's employment with the Ward Group) to sell to the Company all or any portion of the Shares then owned by such respective Shareholders, and the Company shall purchase all such Shares with respect to which such options to sell were exercised; and

               (ii) the Company shall have the option (exercisable by written notice to Brennan and each of his Permitted Transferees within the 30 day period next following the expiration of the 60 day period referred to in paragraph (a)(i)), to purchase from such Shareholders all or any portion of the Shares then owned by such Shareholders as to which they did not exercise their respective options to sell as set forth in paragraph (a), and Brennan and his Permitted Transferees shall sell all such Shares with respect to which such options were exercised by the Company;

     provided, however, that the number of Shares as to which Brennan, his Permitted Transferees and the Company may exercise such options, shall not, in the aggregate, exceed 20% of the Shares which Brennan and his Permitted Transferees owned on the date hereof; provided, further, that if the options exercised by Brennan and his Permitted Transferees, in the aggregate, exceed 20% of the Shares which Brennan and his Permitted Transferees owned on the date hereof, the Shares which Brennan owned on the date of exercise of his option shall be the first Shares so sold to the Company pursuant to this paragraph (a); and provided, further, that if the Company exercises the option set forth in paragraph (a)(ii), the numbers of Shares which the Company shall purchase, in the aggregate, from Brennan and his Permitted Transferees shall be allocated among them in such manner as Brennan and his Permitted Transferees shall agree, and in the absence of such an agreement, in proportion to their respective ownership of Shares;

          (b) the termination of Brennan's employment with the Ward Group which occurs by reason of the Ward Group's termination of Brennan's employment without Cause, Brennan and each of his Permitted Transferees shall each have the option from time to time (exercisable by written notice delivered to the Company at any time and from time to time after the date of termination of Brennan's employment with the Ward Group), to sell all or any portion of the Shares then owned by such respective Shareholders, and the Company shall purchase all such Shares with respect to which such options were exercised;

          (c) the termination of Brennan's employment with the Ward Group which occurs by reason of his death or Permanent Disability:

               (i) Brennan or his personal representative (as the case may be) and each of his Permitted Transferees shall each have the option, exercisable from time to time prior to the fifth anniversary after the date of termination of the Brennan's employment with the Ward Group by written notice delivered to the Company at any time and from time to time prior to said fifth anniversary, to sell all or any portion of the Shares then owned by such respective Shareholders to the Company, and the Company shall purchase such Shares with respect to which such options were exercised; and

               (ii) the Company shall have the option (exercisable by written notice to each Shareholder having an option to sell Shares to the Company pursuant to paragraph (c)(i) within the 90 day period next following the date of termination of Brennan's employment with the Ward Group), to purchase from such Shareholders all or any portion of the Shares then owned by such Shareholders as to which they did not theretofore exercise their respective options to sell as set forth in paragraph (c)(i), and Brennan or his personal representative (as the case may be) and his Permitted Transferees shall sell all such Shares with respect to which the Company has exercised its option to the Company; provided, however, that the number of Shares as to which the Company may exercise such options, when added to the number of Shares as to which Brennan or his personal representative (as the case may be) and his Permitted Transferees have theretofore exercised their options pursuant to paragraph (c)(i), shall not exceed 35% of the Shares which Brennan and his Permitted Transferees own on the date hereof;

          (d) the death of Brennan following the termination of his employment with the Wards Group, Brennan's personal representative, and each of his Permitted Transferees, shall each have the option, exercisable from time to time prior to the fifth anniversary after the date of Brennan's death by written notice delivered to the Company at any time and from time to time prior to said fifth anniversary, to sell all or any portion of the Shares then owned by such respective Shareholders to the Company, and the Company shall purchase all such Shares with respect to which such options were exercised;

all in the manner, for the price, and on the terms and subject to the conditions contained in Sections 3.7 through 3.13, both inclusive, of this Article III. Notwithstanding the preceding provisions of paragraphs (b), (c) and (d) of this
Section 3.5, permitting multiple exercises of options by Brennan or his personal representative (as the case may be), and his Permitted Transferees, no such option may be exercised by each of Brennan, his personal representative or any Permitted Transferee more frequently than once in each one year period commencing on the date on which the first such option arose or an anniversary of that date. The time for exercise of such options within any such one year period shall be determined by Brennan or his personal representatives (as the case may be), and all such options shall be exercised concurrently by all optionors desiring to exercise their respective options.

     3.6 Death of Other Type 1 Management Shareholder. In the event of the death of any Type 1 Management Shareholder other than Brennan:

          (a) the personal representative of the deceased Type 1 Management Shareholder, and each Permitted Transferee of the deceased Type 1 Management Shareholder (as the case may be), shall each have the option (exercisable by written notice delivered to the Company and the Designator not later than 90 days after the date of death of the Type 1 Management Shareholder) to sell all or any portion of the Shares then owned by such respective Shareholders;

          (b) if the options described in paragraph (a) are exercised, the Designated Management Optionees shall each have the option (exercisable by written notice delivered to the Company and each Shareholder having an option to sell Shares pursuant to paragraph (a), within the 30 day period next following the expiration of the 90 day period described in paragraph
     (a)) to purchase all or any portion of the Shares as to which the options to sell described in paragraph (a) were exercised; and

          (c) the Company shall purchase the Shares as to which the options described in paragraph (a) to sell were exercised which the Designated Management Optionees have not elected to purchase pursuant to paragraph
     (b);

all in the manner, for the price, and on the terms and subject to the conditions contained in Sections 3.7 through 3.13, both inclusive, of this Article III.

     3.7 Purchase Price of Shares. The aggregate purchase price ("Purchase Price") of Shares to be purchased pursuant to Sections 3.1, 3.2, 3.3, 3.5 or 3.6 shall be the following:

          (a) where Shares are to be purchased pursuant to Section 3.1, 3.2 or 3.3:

               (i) if the product of the Fair Market Value per Share multiplied by the aggregate number of Shares to be purchased is equal to or less than the sum of (x) the Acquisition Price of all Shares which are not Vested Shares multiplied by the aggregate number of such Shares, plus
          (y) the Fair Market Value per Share of all Shares which are Vested Shares multiplied by the aggregate number of such Shares, then the Purchase Price shall be the product of the Fair Market Value per Share, multiplied by the aggregate number of Shares to be purchased;

               (ii) if subparagraph (i) of this paragraph (a) is not applicable, subject to paragraph (e) below, the Purchase Price shall be equal to the sum of (x) the product of the Fair Market Value per Share multiplied by the number of Vested Shares, plus (y) the product of the Acquisition Price multiplied by the number of Shares which are not Vested Shares;

          [(b) omitted]

          (c) where Shares are to be purchased pursuant to Section 3.5 (other than paragraph (a) thereof) or Section 3.6, the Purchase Price shall be the product of the Fair Market Value per Share, multiplied by the aggregate number of Shares to be purchased;

          (d) where Shares are to be purchased pursuant to Section 3.5(a), the purchase price of each of the Shares shall be the book value thereof as of the last day of the month next preceding the month in which Brennan's employment with the Ward Group terminated, as determined by the Company's chief financial officer in accordance with the generally accepted accounting principles applied by the Company in the preparation of its consolidated financial statements;

          (e) where options are exercised pursuant to Section 3.1 or 3.3 for less than all of the Shares owned by a Management Shareholder and his Permitted Transferees, in determining the

     Purchase Price in accordance with paragraph (a) or (b), the Shares which are not Vested Shares shall be deemed to have been purchased or sold first;

          (f) for the sole purpose of computing the Purchase Price in connection with a purchase of Shares pursuant to Section 3.3, in computing that portion of the Purchase Price which is allocable to Shares which are not Vested Shares, the Acquisition Price of each of the Shares which are not Vested Shares shall be increased by a simple interest factor of 8% per annum calculated from the Valuation Date to the Article III Closing Date, but the Acquisition Price, as so increased, shall not exceed the Fair Market Value per Share.

     3.8 Manner of Payment. Subject to the provisions of Article IV, the Purchase Price shall be paid in the following manner:

          (a) except as otherwise provided in paragraph (c), an amount equal to 25% of the Purchase Price of all Shares shall be paid in cash on the
     Article III Closing Date; provided, however, that if the Company is a purchaser of Shares and the Company or any member of the Ward Group shall have obtained insurance on the life of a Management Shareholder whose Shares (or Shares owned by his Permitted Transferees) are to be purchased pursuant to Section 3.2, 3.3, 3.5 or 3.6, for the purpose of providing funds with which to purchase such Shares, and in the event the proceeds of such insurance ("Insurance Proceeds") exceed the amount which would be payable by the Company on the Article III Closing Date in cash but for this proviso, and if the Insurance Proceeds have been collected as of the
     Article III Closing Date, an amount equal to the Insurance Proceeds, but not in excess of the Purchase Price for the Shares purchased by the Company, shall be paid in cash on the Article III Closing Date (it being understood that if the Insurance Proceeds are collected after the Article III Closing Date, the Company shall make a mandatory prepayment under the note(s) delivered by the Company pursuant to paragraph (b) of the amount by which the Insurance Proceeds exceeds the amount which was paid on the
     Article III Closing Date, forthwith following the collection thereof, with all installments coming due under said note(s) to be reduced ratably);

          (b) except as otherwise provided in paragraph (c), the balance of the Purchase Price shall be paid in three equal annual installments on the first through third anniversaries, both inclusive, of the Article III Closing Date. The principal amount of the balance of the Purchase Price remaining from time to time unpaid shall bear interest, payable on the same dates as each installment of principal, at a rate per annum equal to the lowest rate of interest which will not result in any portion of the Purchase Price being deemed to be unstated interest or original issue discount under the provisions of the Internal Revenue Code of 1986. If said provisions are inapplicable for any reason, the interest rate shall be 8% per annum;

          (c) notwithstanding the preceding provisions of this Section 3.8, in the event of a purchase of Shares following the voluntary termination of employment of a Type 2 Management Shareholder with the Ward Group (other than by reason of normal retirement in accordance with the Ward Group's retirement policies), or the termination of employment of such Management Shareholder with the Ward Group for Cause, the amount which shall be paid on the Article III Closing Date shall equal 16-2/3% of the Purchase Price, and the balance of the Purchase Price shall be paid in five equal annual installments on the first through fifth anniversaries, both inclusive, of the Article III Closing Date, plus interest, payable on the same dates as each installment of principal, at the rate determined pursuant to paragraph
     (b);

          (d) the Purchase Price shall be payable by the Designated Management Optionees and the Company in proportion to their respective purchases of Shares pursuant to this Article III.

     3.9 Notes and Security. The portion of the Purchase Price which has not been paid in cash on the Article III Closing Date shall be evidenced and secured as follows:

          (a) the portion of the Purchase Price which is not paid on the Article III Closing Date shall be evidenced by a non-negotiable secured promissory installment note(s) made by the Company and/or the Designated Management Optionees purchasing Shares (as the case may be). Each such note or notes shall be in a commercially reasonable form of promissory note given to evidence an installment indebtedness, providing for payment of the unpaid balance of the Purchase Price, and interest thereon, all as provided in
     Section 3.8. Each such promissory installment note shall provide for acceleration in the event of non-payment after a reasonable grace period, and that it may be prepaid at any time or from time to time, in whole or in part, without premium, penalty or notice. Except as provided in Section
     3.8 (a), all prepayments shall be applied against installments coming due in the inverse order of their maturity. If there is more than one seller of such Shares, a separate note shall be issued to each seller of such Shares. Each promissory note which is made by the Company shall provide that the obligations thereunder are subordinated to the extent provided in, and are subject to the provisions of, Article IV. Each note shall provide that a default under any note made by the party issuing it to a Management Shareholder or his Permitted Transferees pursuant to this Article III shall be a default under all notes made by that party to such Management Shareholder and his Permitted Transferees pursuant to this Article III. Each such note or notes shall be substantially in the form contained in Exhibit B attached hereto;

          (b) each note shall be secured, at the option of the purchaser of the Shares, by either (x) a pledge, meeting the requirements of the Illinois Uniform Commercial Code, of a number of the Shares purchased which have an aggregate value at the time of the pledge (determined in the manner provided in Section 3.7 and in the following sentences) equal to the original principal amount of such note, or (y) a standby letter of credit reasonably satisfactory to the Shareholder whose Shares are being sold. If Shares are to be pledged, for the purposes of determining the type and value thereof, on the Article III Closing Date the Company and the Designated Management Optionees shall be deemed to have made payment in full for a type (Vested Shares or Shares which are not Vested Shares, as the case may be) and number of Shares which has an aggregate value (determined as provided herein) equal to the amount so paid, and the Shares which are so deemed to have been paid for in full shall not be subject to the pledge, and only the balance of the Shares shall be subject to the pledge. In determining the value of the Shares which are deemed to have been paid for in full on the Article III Closing Date in accordance with the two preceding sentences, Shares which are not Vested Shares shall first be deemed to have been paid for in full, until all of such Shares have been deemed to have been paid for in full. If Shares are to be pledged, at the option of the pledgor, the Shares to be pledged shall be held by an escrowee reasonably satisfactory to the pledgor, pursuant to an Escrow Agreement containing terms and provisions which are reasonably satisfactory to the pledgor.

     3.10 Fair Market Value. The Fair Market Value per Share of Shares purchased pursuant to this Article III shall be determined as follows:

          (a) unless a public market for the Shares of the Class exists, the Fair Market Value per Share of each of the Shares shall be based upon the fair market value of the consolidated common equity of the Company for the fiscal year in which the Valuation Date occurs (in the case of a purchase of Shares pursuant to Section 3.1 or 3.2) or the fiscal year in which the
     Article III Closing Date occurs (in the case of a purchase of Shares pursuant to Section 3.3, 3.5 or 3.6), adjusted as provided herein. The Valuation Date (in the case of a purchase of Shares pursuant to Section 3.1 or 3.2) or the Article III Closing Date (in the case of a purchase of Shares pursuant to Section 3.3, 3.5 or 3.6) is referred to herein as the "Applicable Date". Subject to the following provisions, the fair market value of the consolidated common equity of the Company shall be determined annually by the Board of Directors, as of the first day of the then-current fiscal year of the Company, in its reasonable discretion and in good faith, as soon after the commencement of each fiscal year of the Company as possible. In the event the fair market value of the consolidated common equity of the Company, as so determined, would exceed 150% of the consolidated common equity of the Company (determined in accordance with the generally accepted accounting principles applied by the Ward Group) as of the first day of the fiscal year for which the determination is to be made, the affirmative vote of not less than 2/3 of the members of the Board of Directors shall be required in order to determine the amount of the excess. The Board of Directors may in its discretion retain an independent investment banker to make recommendations to the Board of Directors as to the fair market value of the consolidated common equity of the Company. Each such determination shall be effective as of the first day of the then-current fiscal year, and remain in effect with respect to all Applicable Dates occurring during that fiscal year; provided, however that the fair market value of the common equity as so determined by the Board of Directors shall be adjusted by adding:

               (i) an amount equal to the Fair Market Value at the date of grant for all outstanding and unexpired Options and Purchase Rights and other options or rights to acquire shares of common stock during the period commencing on the first day of the fiscal year in which the Applicable Date occurs and ending on the Article III Closing Date (the "Adjustment Period");

               (ii) the amount of cash and other consideration (including any difference between the Fair Market Value at the date of grant and the exercise price) received or receivable by the Company during the Adjustment Period on account of the exercise of any Options, Purchase Rights, or other options or rights to acquire shares of common stock;

               (iii) the aggregate consideration received by the Company for shares of common stock issued during the Adjustment Period and not accounted for in either (i) or (ii) above;

     and by subtracting:

               (iv) the aggregate amount of dividends paid or payable by the Company on its common stock during the Adjustment Period; and

               (v) the aggregate amount paid by the Company to redeem, repurchase or otherwise acquire for consideration shares of its common stock during the Adjustment Period;

     and the said fair market value of the consolidated common equity of the Company, as so adjusted, shall be the fair market value of the consolidated common equity of the Company. The foregoing adjustments shall be made by the Company's chief financial officer, acting reasonably and in good faith and in accordance with the provisions of this Section 3.10. For the first fiscal year of the Company, the parties agree that the fair market value of the consolidated common equity of the Company as of the first day of such first fiscal year shall be $10,000,000. Once the fair market value of the consolidated common equity of the Company has been determined as provided in the foregoing provisions of this paragraph (a), the Fair Market Value per Share of each of the Shares to be purchased pursuant to this Article III shall be determined as follows:

               (vi) the Fair Market Value per Share of each of the Class A Shares shall be the amount determined as follows:

                    a. First, at any time when the Outstanding Amount as of the date of determination does not exceed the Series 1 Amount, the fair market value of the consolidated common equity of the Company shall be multiplied by a fraction the numerator of which is the Class A Amount and the denominator of which is the sum of the Class A Amount plus the number of outstanding Class B Shares on the day immediately preceding the Article III Closing Date; or

                    b. at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount, but the Non-Series 3 Outstanding Amount does not exceed the Series 1 Amount, the fair market value of the consolidated common equity of the Company shall be multiplied by a fraction the numerator of which is the product of the amount which would be determined if the immediately preceding Section 3.10(a)(vi)a were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by a fraction the numerator of which is the Outstanding Amount plus the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan on the day immediately preceding the Article III Closing Date and the denominator of which is the sum of the Series 1 Amount plus fifty percent (50.0%) of the excess of the Outstanding Amount over the Series 1 Amount plus eighty-one point five percent (81.5%) of the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan; or

                    c. at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (and Section 3.10(a)(vi)b. is not applicable), the fair market value of the consolidated common equity of the Company shall be multiplied by a fraction the numerator of which is the product of (a) the amount which would be determined if Section 3.10(a)(vi)a. were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by (b) a fraction the numerator of which is the Outstanding Amount plus the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan on the day immediately preceding the Article III Closing Date; and the denominator of which is the sum of the Series 1 Amount plus eighty-one point five percent (81.5%) of the sum of (i) the Non-Series 3 Amount plus (ii) the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan, plus (iii) fifty percent (50.0%) of the number of Series 3 shares outstanding as of the date of such determination; and

                    d. Second, the amount determined pursuant to subparagraph a., b. or c., as applicable, shall be divided by the aggregate number of Class A Shares (without distinction as to series) on the day immediately preceding the Article III Closing Date, with Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan being treated, for the purposes of this subparagraph d., as being outstanding Shares;

          provided, however, that no adjustment to the Fair Market Value per Class A Share as calculated as of the first day of the then-current fiscal year shall be required unless such adjustment would result in an increase or a decrease of at least 1% from the amount as so determined as of the beginning of the then-current fiscal year;

               (vii) the Fair Market Value per Share of each of the Class B Shares shall be the amount determined by (x) subtracting from the fair market value of the consolidated common equity of the Company the aggregate Fair Market Value per Share of all of the Class A Shares of all series, as determined pursuant to subparagraph (vi), and (y) dividing the resulting number by the total number of Class B Shares which are outstanding as of the day immediately preceding the Article III Closing Date.

     In the event the Article III Closing Date occurs prior to the date on which the appropriate fair market value of the consolidated common equity of the Company has been determined, the Purchase Price shall initially be determined on the basis of the most recent determination of the fair market value of the consolidated common equity of the Company and shall thereafter be adjusted as soon as the fair market value of the consolidated common equity of the Company for the current fiscal year has been determined. If necessary in order to accomplish any such adjustment, the parties shall immediately substitute new notes and/or exchange cash payments as soon as practicable after the amount of such adjustment is determined, so that the parties are placed in the same positions in which they would have been if the appropriate fair market value of the consolidated common equity of the Company had been known on the Article III Closing Date;

          (b) if a public market for the Shares exists, the Fair Market Value per Share shall be the Average Closing Price of the Shares during the period ("Trading Period") consisting of the ten trading days ending on the day immediately preceding the Valuation Date (in the case of a purchase of Shares pursuant to Section 3.1 or 3.2) or the date on which the first option arising under Section 3.3, 3.5 or 3.6, as the case may be, was exercised (in the case of a purchase of Shares pursuant to any of said sections). For the purposes of the preceding sentence:

               (i) if the Shares are listed on any national securities exchange or traded in the over-the-counter market and included in the NASDAQ National Market System, the Average Closing Price shall be the arithmetic mean of the last sale prices of the Shares on each day of the Trading Period on the national securities exchange where the Shares are principally traded if the Shares are listed for trading on such exchange, or in the over-the-counter market as reported by NASDAQ if the Shares are included in the National Market System;

               (ii) if the Shares are traded over-the-counter but are not included in the NASDAQ National Market System, the Average Closing Price shall be the arithmetic mean of the average of the closing bid and asked quotations on each day of the Trading Period.

     3.11 Closing. Subject to the remainder of this Section 3.11 and to Section 4.1, any purchase of Shares pursuant to this Article III shall be consummated ("Article III Closing") at the Company's principal office at 10:00 a.m., prevailing business time, on the 30th day next following the last day on which the last option to purchase or sell such Shares which is granted pursuant to this Article III is exercisable ("Article III Closing Date"), or on such earlier day as designated by the purchaser(s) in the sole discretion of the purchaser(s) upon not less than three days prior notice to the Management Shareholder or his personal representative, as the case may be, and to the Management Shareholder's Permitted Transferees. If said date is a Saturday, Sunday or legal holiday, the
Article III Closing shall occur at the same time and place on the next succeeding business day. At the Article III Closing, each person selling Shares shall deliver certificates representing the Shares being purchased, duly endorsed, and each shall furnish such other evidence, including applicable inheritance and estate tax waivers and releases, as may reasonably be necessary to effect the Transfers of Shares. The Company and/or the Designated Management Optionees purchasing Shares shall make the payments, deliver the notes, and effect the pledges, which are set forth in Sections 3.8 and 3.9.

     3.12 Priorities. In the event options to purchase Shares owned by a Management Shareholder or a Permitted Transferee shall arise under both Article II and Article III, as between the provisions of Article II, on the one hand, and Article III, on the other hand, if on the date on which an option to purchase or sell Shares arises under Article III, any option under Article II has not been exercised, or, if exercised, the purchase to be made pursuant to said exercise has not been closed, the priority of such Articles shall be determined by the Designator, but if the Designator fails to make any such determination by written notice delivered to the Company within 30 days next following the date on which the option or obligation under Article III arose,
Article III shall have priority.

     3.13 Failure to Deliver Shares. In the event the Company or any of the Designated Management Optionees exercise one or more options to purchase Shares pursuant to this Article III, or the Company becomes obligated to purchase Shares pursuant to this Article III, and in the event a Management Shareholder or Permitted Transferee whose Shares are to be purchased pursuant to this
Article III fails to deliver them on the Article III Closing Date, the Company and/or the Designated Management Optionees purchasing Shares may elect to deposit the cash and promissory note(s) representing the Purchase Price with the Company's general counsel ("Escrow Agent"). In the event the Company and/or said Designated Management Optionees do so, the Shares shall be deemed for all purposes (including the right to vote and receive payment of dividends) to have been Transferred to the purchasers thereof, the Company or the Voting Trustee (as the case may be) shall issue new certificates representing the Shares to the purchasers thereof, and the certificates registered in the name of the Shareholders obligated to sell them (or the voting trust certificates, as the case may be) shall be deemed to have been cancelled and to represent solely a right to receive payment of the Purchase Price, with interest (if any) earned thereon, from the escrow. If the proceeds of sale have not been claimed by the former Shareholders whose Shares were purchased pursuant to this Article III prior to the third anniversary of the Article III Closing Date, the escrow deposits, and all interest (if any) earned thereon, shall be returned to the respective depositors, and the former Shareholders whose Shares were purchased shall look solely to the purchasers for payment of the Purchase Price. The Escrow Agent shall not be liable for any action or inaction taken by him in good faith, and shall have no liability whatsoever for failure to earn interest (or with respect to the amount of interest earned) on the escrow deposits.

     3.14 Resale of Shares. The Company may resell to any employee or prospective employee of the Wards Group, including any person who is already a Management Shareholder, any Shares which the Company has repurchased pursuant to this Article III, on such terms as the Board of Directors shall determine. At any time in which the Voting Trust Agreement is in effect, the employee shall join in and become a party to the Voting Trust Agreement, the Company shall, on behalf of the employee, issue shares of common stock to the Voting Trustee for the benefit of the employee, and the Voting Trustee shall issue to the employee certificates of beneficial interest constituting an equal number of Shares.

     3.15 Modification of Options. Notwithstanding anything to the contrary contained herein, with respect to any options exercisable pursuant to Sections 3.1, 3.2 or 3.5 hereof as a result of termination of employment ("Termination") of a person whose short-swing profits with respect to purchases and sales of Shares immediately after such Termination would be subject to recapture under
Section 16 of the Exchange Act ("Insider"), such options shall arise with respect to each such Insider and his or her Permitted Transferees, upon the earlier of (i) six months and one day after such Termination or (ii) the date of service of a Transfer Notice by such Insider or Permitted Transferee, as the case may be, on or after the date of such Termination; provided, however, that this Section 3.15 shall not apply to any Insider or Permitted Transferee who, as of the date of such Termination, holds any Shares, with respect to which any option under Article II has not been exercised and has not yet expired, or, if exercised, the purchase of Shares pursuant thereto has not been closed. All time periods contained elsewhere in this Agreement with respect to exercise of options modified pursuant to this Section 3.15 shall be adjusted in accordance with this Section 3.15.

     3.16 Offset of Purchase Price. Notwithstanding anything to the contrary contained herein, in the event that any person selling Shares pursuant to this
Article III is, immediately prior to the Closing, indebted to the Company or any Pledgee by virtue of the Line of Credit Program, then the Company (or any assignee thereof) may pay all or a portion of the Purchase Price by forgiving or offsetting such indebtedness in an amount equal to the amount of the Purchase Price to be so paid, by causing such indebtedness to be forgiven or offset in an amount equal to the amount of the Purchase Price to be so paid or by paying to the holder of such debt on behalf of such seller an amount equal to the amount of the Purchase Price to be so paid.

                                   ARTICLE IV

                   Certain Limitations on Purchases of Shares

     4.1 Restrictions on the Company's Right and/or Obligation to Purchase Shares. Notwithstanding anything to the contrary contained in this Agreement, the Company: (x) shall have the right to conditionally exercise any option arising under Article III to purchase Shares (other than an option arising under Section 3.5(a) or (c)); (y) shall not be obligated to purchase Shares; and (z) shall not be obligated to make payments with respect to the Purchase Price of Shares it has theretofore purchased; to the extent unconditional exercise of such option, the purchase of such Shares or the making of such a payment, when taken together with all other unconditional exercises of options by the Company, all other purchases by the Company of Shares and the making of all other payments by the Company on account of Shares which the Company has purchased, would result in a violation of one of the Limitations (as herein defined). If this Section
4.1 is applicable, the following shall govern the exercises of such options and the making of such purchases and payments:

          (a) in the event the Company has an option to purchase Shares (other than an option arising under Section 3.5(a) or (c)) but, by virtue of the Limitations, is unable to purchase all Shares as to which it desires to exercise its option to purchase, it may unconditionally exercise its option as to the number of Shares which it may purchase without violation of the Limitations, and shall purchase those Shares on the Article III Closing Date, and may exercise said option as to the remaining Shares it desires to purchase conditioned upon its being able to do so without violation of the Limitations. In the event the Company is obligated to purchase Shares but is unable, by virtue of the Limitations, to pay the full amount which is payable by the Company on the Article III Closing Date with respect to the Shares which it is obligated to purchase, the Article III Closing shall take place with respect to the purchase of those Shares which the Company is able to purchase without violation of the Limitations;

          (b) with respect to those Shares which the Company was obligated, or conditionally exercised an option, to purchase but was unable, on the
     Article III Closing Date to purchase by virtue of the Limitations, the
     Article III Closing Date shall be extended with respect to such Shares by the period of such inability, but not in excess of one year from the date on which the Article III Closing Date would have occurred with respect to such Shares but for this Section 4.1. If said inability is cured in whole prior to the expiration of said one year period, the Article III Closing shall occur with respect to such Shares on the 30th day after the date on which the inability has been cured. If as of the end of said one year period the inability to purchase such Shares was cured in part, the Article III Closing shall take place with respect to the Shares as to which the inability was cured, on the 30th day after the expiration of said one-year period. If the Article III Closing Date is extended as to any Shares pursuant to this paragraph (b), the Purchase Price of such Shares shall be computed as if the Article III Closing had occurred with respect to such Shares on the date set forth in Section 3.11, without regard to this
     Section 4.1 (the "Originally Scheduled Article III Closing Date"). The Purchase Price of such Shares, as so computed, shall be reduced by the amount of any cash dividends paid or declared and distributions made or delivered with respect to such Shares, during the period commencing on the Originally Scheduled Article III Closing Date and ending on the actual
     Article III Closing Date with respect to such Shares, and shall bear interest for the period commencing on the Originally Scheduled Article III Closing Date and ending on the actual Article III Closing Date, at the rate of interest which would be applicable under Section 3.8(b) if the Article III Closing had occurred with respect to such Shares on the Originally Scheduled Article III Closing Date, and shall be payable on the Article III Closing Date, and the rate of interest which is payable on the portion of the Purchase Price which is payable in installments pursuant to Section 3.8(b) or (c) shall be that same rate of interest. To the extent that after the expiration of said one year period, the Company remains unable to purchase any of the Shares which it is otherwise obligated to purchase or has conditionally exercised an option to purchase, the Company shall be relieved of the obligation which it was unable to fulfill, the Company's conditional exercise of its option to purchase such Shares shall terminate, and the Shares which the Company was otherwise obligated, or had conditionally exercised an option, to purchase shall thereafter remain subject to all applicable provisions of this Agreement;

          (c) in applying the foregoing provisions of this Section 4.1, the Shares which are not Vested Shares shall be deemed to have been purchased or sold first;

          (d) if after the Article III Closing the Company is precluded from making all or any portion of an installment payment on account of the unpaid balance of the Purchase Price, the Company's obligation to make such payment (or portion thereof) shall be tolled until the earlier of the date on which it is no longer precluded from making such payment (or portion thereof) or the first anniversary of the date on which the payment (or portion thereof) was due. During the time in which the Company's obligation is so tolled, interest shall continue to accrue on the payment which was due but not made, but the holder of any note made by the Company which represents the unpaid portion of the Purchase Price of the Shares purchased by the Company shall not take any action to collect the payment due, or to accelerate the maturity of any payments not then due;

          (e) if after the expiration of the period of time in which the Company's obligation has been tolled pursuant to paragraph (d) the Company has not made the payment in full of the total amount then due, the holder of the note made by the Company shall have the right to foreclose the pledge of the Shares pledged by the Company, or draw against the letter of credit provided by the Company, as security therefor. If the holder does so, or takes other legal action to collect on the note, the holder's right to collect the amount owed by the Company to such holder (other than by way of foreclosure of the pledge of Shares pledged as collateral therefor or drawing on the letter of credit furnished by the Company in connection therewith) shall be subordinated to the Company's obligations under its then most junior subordinated debt and all debt which is senior thereto, and such holder's right to enforce its right to collect such amount shall be restricted to the extent of the maximum restriction contained in any of such debt with respect to such enforcement; provided, however, that notwithstanding any subordination provisions which may be contained in the instruments evidencing such debt, the holder of the note shall be entitled to collect the amount owing from the Company on account of the purchase of the Shares to the extent that payment of the amount sought to be collected would not result in a violation of any provisions of the instruments evidencing any debt of the Company which is senior to the holder's note and which permit distributions by, and/or intercompany dividends to, the Company in connection with its repurchases of Shares. For the purposes of the immediately preceding sentence, references to the Company shall be deemed to include references to Ward;

          (f) if any of the Designated Management Optionees shall have exercised options to purchase any of the Shares which are subject to purchase under
     Article III, the Article III Closing shall nonetheless take place with respect to the Shares as to which said options have been exercised, and the provisions of this Section 4.1 shall have no effect on the Shares as to which such options have been exercised, or on the obligations of the Designated Management Optionees with respect to payment of the Purchase Price thereof.

     4.2 Definition of the Limitations. The Limitations shall consist of the following:

          (a) any provision of the law of the Company's state of incorporation which restricts the Company's ability to repurchase its Shares or restricts payments on account of the purchase price thereof;

          (b) any provision of any material contract to which a member of the Ward Group is a party (including, without limitation, loan agreements), and any provision of any Certificate of Incorporation of any member of the Ward Group, which would be violated by the Company's repurchase of its Shares, the making of payments on account of the Purchase Price thereof, or the payment of intercompany dividends or other distributions or advances to the Company so that it can repurchase Shares or make payments on account of the Purchase Price thereof; and

          (c) the Cash Payments Limitation then in effect.

     4.3 Cash Payments Limitation. Except as otherwise determined by the Board of Directors, the Cash Payments Limitation shall be determined with respect to each fiscal year of the Company, and shall be equal to the sum of $5,000,000 (increased by $2,000,000 per fiscal year after the Company's initial fiscal year) plus the aggregate Insurance Proceeds collected during a fiscal year. To the extent the Cash Payments Limitation restricts the aggregate amount which can be paid by the Company in a fiscal year with respect to repurchases of its Shares, obligations of the Company to make payments shall be honored in the order in which they arose.

     4.4 Right of GE Capital to Cure Limitations. In the event the Company is unable to exercise an option pursuant to Section 3.5(a) or (c) because of the Limitations, and provided that the number of members of the Board of Directors has not theretofore been reduced as provided in Section 5.2(c), the Board of Directors (by action of a majority of the members of the Board of Directors designated by GE Capital) may waive the Cash Payments Limitation, or GE Capital may, on such terms as are reasonably agreed upon between the Company and GE Capital, lend to the Company sufficient funds to permit the exercise of such option without violation of the Limitations.


                                   ARTICLE V

                          Corporate Governance Matters

     5.1 Voting of Shares held by Management Shareholders. At any time in which this Article V of this Agreement is in effect and the Voting Trust Agreement is not in effect, and, in addition, with respect to any Shares which are owned by Management Shareholders or Permitted Transferees which for any reason are not subject to the provisions of the Voting Trust Agreement, on all matters requiring a vote of the Management Shareholders, as long as Brennan is a Management Shareholder, all Shares held by all Management Shareholders other than Brennan, and all Shares held by Permitted Transferees (other than the Shares acquired, on or about the date hereof, by Brennan's Permitted Transferees), shall be voted in the same manner that Brennan votes his Shares with respect to that matter.

     5.2 Election of Directors. Subject to the limitations set forth herein, and in addition to any provisions relating to the election of directors by the holders of Preferred Stock which are contained in the Certificate of Incorporation and By-laws of the Company, at all times in which this Article V is in effect, the By-laws of the Company shall provide, and the Shareholders agree to vote, for the election of a Board of Directors consisting of nine members, five to be designated by the Designator and four to be designated by GE Capital. The By-laws shall further provide, and the Shareholders agree, that, disregarding any directors which may be elected by the holders of Preferred Stock pursuant to the provisions of the Company's Certificate of Incorporation:

          (a) upon the occurrence of a Control Default, and provided that GE Capital has given written notice to the Company of the exercise of its rights under this paragraph (a), the number of members of the Board of Directors shall be expanded to eleven and the Shareholders shall elect two nominees designated by GE Capital to fill the vacancies thereby created;

          (b) at such time, if any, as GE Capital and the GE Capital Affiliates shall cease to own, in the aggregate, more than 50% of the Shares which GE Capital and the GE Capital Affiliates have purchased in June 1988, the number of members of the Board of Directors which the Designator shall have the right to designate shall be increased by one and the number of members of the Board of Directors which GE Capital shall have the right to designate shall be reduced by one;

          (c) at such time, if any, as GE Capital and the GE Capital Affiliates shall cease to own, in the aggregate, 20% or more of the Shares which GE Capital and the GE Capital Affiliates have purchased in June 1988, GE Capital shall no longer have the right to designate members of the Board of Directors in accordance with the foregoing provisions of this Section 5.2; and the number of directors to be elected shall be reduced to seven, five to be elected by the Class A Shareholders, voting as a class, and two to be elected by the Class B Shareholders, voting as a class; provided, however, that as long as that certain Account Purchase Agreement, dated as of June 24, 1988, between Ward and Montgomery Ward Credit Corporation (the "Account Purchase Agreement") shall be in effect and GE Capital or any GE Capital Affiliate shall own any Class B Shares, GE Capital shall have the right to elect one of the two directors to be elected by the Class B Shareholders.

In the event of a vacancy on the Board of Directors, the party who had the right to designate the director whose seat is vacant shall have the right to designate the party who shall fill the vacancy. The party who had the right to designate a director shall also have the right to cause that director to be removed.

     5.3  Certain Supermajority Requirements.  At all times in which this
Article V is in force, the By-laws of the Company shall provide, and the Shareholders agree, that in addition to those other provisions of this Agreement which require the affirmative vote of not less than 2/3 of the members of the Board of Directors for the taking of actions by the Company, the affirmative vote of not less than 2/3 of the members of the Board of Directors (but, in the case of paragraph (t), instead of the aforesaid 2/3 requirement, the affirmative vote of a majority of the directors designated by the Designator or, at any time in which class voting is in effect, by a majority of the directors elected by the holders of Class A Shares) shall be required in order for the Company to take, or permit any member of the Ward Group to take, any of the following actions:

          (a) a merger, consolidation or other business combination (other than among members of the Ward Group and other than as part of an acquisition of assets permitted pursuant to paragraph (m));

          (b) any of the following sales (other than intercompany sales within the Ward Group, sales solely of inventory in the ordinary course of business, and sale and leaseback transactions in the ordinary course of business or, to the extent out of the ordinary course of business, consistent with the past practices of the Ward Group):

               (i) any sale of assets of the Ward Group (including assets consisting of shares of stock of a subsidiary of the Company) where the gross proceeds of sale (exclusive of assumption of liabilities) are in an amount equal to the greater of (A) $50,000,000 or (B) 20% of the sum of (x) consolidated common stockholders' equity of the Company as of the time of the sale, plus (y) $100,000 multiplied by the number of shares of junior Preferred Stock outstanding as of the time of the sale; or

               (ii) any sale of assets of the Ward Group (including assets consisting of shares of stock of a subsidiary of the Company) to the extent the gross proceeds of sale (exclusive of assumption of liabilities), when added to the gross proceeds of all other sales of assets of the Ward Group (exclusive of assumption of liabilities) occurring during that fiscal year, exceed an amount equal to the greater of (A) $100,000,000 or (B) 30% of the sum of (x) consolidated common stockholders' equity of the Company as of the time of the sale, plus (y) $100,000 multiplied by the number of shares of junior Preferred Stock outstanding as of the time of the sale; provided, however, that notwithstanding the foregoing limitation, any single sale of assets for gross proceeds not exceeding $1,000,000 (exclusive of assumption of liabilities) shall be excluded from the foregoing computation;

          (c) amendments to the Certificate of Incorporation or By-laws of the Company (other than amendments to the By-laws permitted pursuant to Section 8.2);

          (d) payment of dividends on Shares (other than intercompany dividends among members of the Ward Group);

          (e) redemptions of Shares, other than pursuant to the provisions of this Agreement or the Employee Stock Option Plan;

          (f) public or private offerings of debt or equity securities of any member of the Ward Group, other than to other members of the Ward Group, pursuant to the Employee Stock Option Plan, Section 3.14 or Section 6.1 with respect to the offering of Shares in Demand Registrations on behalf of those Persons exercising their demand registration rights thereunder and
     Section 6.2 with respect to the offering of Shares in Piggyback Registrations on behalf of those Persons exercising their piggyback registration rights thereunder;

          (g) guaranties of any indebtedness in excess of $5,000,000 for borrowed money of any Person other than a member of the Ward Group;

          (h) setting of annual financial goals and targets;

          (i) the making of, or the entry into a binding commitment to make, any capital expenditures which would cause the amount expended (or committed to be expended) by the Ward Group for capital expenditures during a fiscal year to exceed the capital expenditure budget to be contained in the annual financial goals and targets of the Ward Group for such year by more than 10% of the budgeted amount;

          (j) borrowings by any member of the Ward Group which would cause the aggregate consolidated indebtedness of the Company for money borrowed to exceed an amount equal to

     $25,000,000, plus 5% of the amount of the consolidated common stockholders' equity of the Company measured at the time of such borrowings, but in determining both the amount of such borrowings and the necessity for approval of 2/3 of the members of the Board of Directors, the following borrowings shall be excluded:

               (i) borrowings made in connection with the acquisition, pursuant to the Purchase Agreement, of Ward, and under the term loan, revolving credit, tax standby letter of credit, "Tax Loan" and commercial letter of credit facilities established in connection with such acquisition, borrowings pursuant to the Subordinated Loan Agreement, dated June 23, 1988, between Ward and GE Capital, borrowings of any member of the Ward Group existing at the time of such acquisition, and borrowings made under any whole or partial refunding or replacement thereof without increasing the principal amount thereof, other than increases for closing costs (including, without limitation, prepayment penalties) incurred in connection with such refunding or replacement;

               (ii) purchase money financing incurred in accordance with the annual financial goals and targets of the Ward Group, and purchase money financing in connection with the issuance of notes pursuant to Sections 3.8 and 3.9 of Sections 3.6 and 3.7 of the Terms and Conditions, it being understood that purchase money financing shall include financing, refinancing or funding of the acquisition price of real property (or any interest therein) or other fixed assets acquired hereafter by a member of the Ward Group, regardless of whether said financing, refinancing or funding is done at the time of, or subsequent to, the acquisition of any such real property (or interest therein) or other fixed assets;

               (iii) borrowings made to cure any default referred to in paragraphs (r)(i) and (ii) of Section 1.2:

               (iv) borrowings made for the purpose of redeeming any of the Preferred Stock; or

               (v) borrowings made pursuant to Section 4.4:

          (k) increases in compensation and/or fringe, welfare or pension benefits for any member of the Executive Committee of the Ward Group, other than in accordance with the practices and guidelines of the Ward Group in effect from time to time (it being understood that any material change from the current practices and guidelines shall require the affirmative vote of 2/3 of the members of the Board of Directors), but in no event beyond the increases being given for comparable executives in comparable retail businesses, as determined from published survey data and guidelines;

          (l) adoption of a plan of liquidation of the Company;

          (m) acquisition of assets (other than purchases of inventory and capital expenditures) which would cause the amount expended (or committed to be expended) by the Ward Group for the acquisition of such assets during a fiscal year to exceed the budget for acquisitions of such assets to be contained in the annual financial goals and targets of the Ward Group for such year by more than 10% of the budgeted amount;

          (n) entry into any transaction (exclusive of compensation and fringe, welfare and pension benefit arrangements with affiliates who are officers, directors or employees of the Ward Group for services rendered by them to the Ward Group) with an affiliate, as that term is defined in the Act, other than affiliates constituting members of the Ward Group;

          (o) seeking of a consent or waiver from a lender to a member of the Ward Group whose loan to the member of the Ward Group has a then outstanding principal balance in excess of $30,000,000, in any case in which consent or waiver is required for the entry into a transaction by the Ward Group and which, in the absence of such consent or waiver, would constitute a default or an event of default under the documents evidencing or pertaining to the loan made by the lender, other than any consent or waiver required in connection with:

               (i) the making of any borrowing permitted pursuant to paragraph
          (j)(ii), (iii), (iv) or (v);

               (ii) any mandatory prepayment obligation arising from the sale or financing of any real property (or interests therein) or other fixed assets;

               (iii) any prepayment occurring by reason of a "Change of Control" (as defined in one or more of the loan documents evidencing the loans referred to in subparagraph (j)(i) made in connection with the acquisition of Ward by the Company); or

               (iv) the incurring of any liens (other than for money borrowed);

     provided, however, that approval of 2/3 of the members of the Board of Directors for the seeking of such consent or waiver shall not be required if the transaction for which such consent or waiver is being sought (x) is specifically permitted pursuant to any of the other paragraphs of this
     Section 5.3 without the approval of 2/3 of the members of the Board of Directors, or (y) has been authorized by 2/3 of the members of the Board of Directors pursuant to any of said other paragraphs;

          (p) authorizing a Transfer of Shares pursuant to Section 2.2(a) in a case where the transferee is not a Management Shareholder, a Permitted Transferee, or a present or prospective employee of the Ward Group;

          (q) a waiver of the prohibitions on Transfers of Shares contained in Sections 2.3(a) and (c), as applied to Brennan; provided, however, that by action of a simple majority of the members of the Board of Directors, the references in those paragraphs to the third anniversary may be amended to constitute references to the second anniversary;

          (r) a waiver of the prohibitions on Transfers of Shares contained in
     Section 2.3(e);

          (s) any determination, pursuant to Section 4.3, of a Cash Payments Limitation other than that expressly set forth in that section;

          (t) without limiting the generality of any other provision of this
     Section 5.3, any of the following actions with respect to the Account Purchase Agreement:

               (i) termination thereof by agreement of the parties thereto;

               (ii) the exercise of a unilateral right of termination and the exercise of all other rights, options and elections granted thereunder to Ward;

               (iii) the giving of waivers and consents with respect thereto; and/or

               (iv)  any amendment thereto;

          (u) the termination for Cause of Brennan's employment with any member of the Ward Group.

     5.4 Certain Required Provisions of Certificate of Incorporation. At all times in which this Article V is in effect, the Certificate of Incorporation of the Company will contain provisions to the following effect, and the Shareholders agree that:

          (a) the common stock of the Company shall consist of two classes of Shares, Class A Shares and Class B Shares; and the Class A Shares shall consist of three series, Series 1, Series 2 and Series 3;

          (b) no amendment to the Certificate of Incorporation which increases the number of authorized Shares of any class or series of Common Stock shall be adopted without the affirmative vote of a majority of the holders of outstanding Class A, Series 1 Shares and the holders of a majority of the outstanding Class B Shares, each voting separately as a class;


          (c) in addition to the class voting required pursuant to paragraph
     (b), class voting will be provided to the extent necessary to effectuate the provisions of this Agreement requiring class votes;

          (d) the adoption of the Employee Stock Option Plan, the making of any amendments thereto, and the determination of the number of Shares as to which options to purchase shall be granted thereunder, shall require the affirmative vote of (i) a majority of the members of the Board of Directors, and (ii) the holders of a majority of the outstanding Class A Series 1 Shares; and the By-laws of the Company shall provide that the determination of the manner in which options shall be awarded and may be exercised (including the exercise prices of options granted thereunder) shall be determined by the affirmative vote of a majority of the members of the Board of Directors;

          (e) except for the issuance of Shares pursuant to the exercise of options granted under the Employee Stock Option Plan, in addition to complying with Section 5.3(f) the Company may issue authorized but unissued Class A Shares of either Series only upon the affirmative vote of the holders of a majority of the outstanding Class A Shares; and

          (f) in connection with the payment of dividends, proceeds payable in liquidation of the Company, and proceeds of a merger of the Company, the aggregate amount which is payable to holders of Shares, without distinction as to class or series, shall be allocated among the classes and series' of Shares, as follows:

               (i) The portion of such dividends or proceeds which is payable to the holders of Class A Shares, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination does not exceed the Series 1 Amount, shall be the amount which bears the same ratio to the total amount of such dividends as the Class A Amount bears to the sum of (x) the Class A Amount, plus
          (y) the number of Class B Shares outstanding as of the date of determination; and such portion of such dividends or proceeds which is payable to the holders of Class A Shares shall be allocated among such holders in proportion to their respective holdings of Class A Shares, without distinction as to series;

               (ii) The portion of such dividends which is payable to the holders of Class A Shares, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (but the Non-Series 3 Outstanding Amount as of the date of determination does not exceed the Series 1 Amount), shall be the product of the amount which would be payable to holders of Class A Shares if the immediately preceding
          Section 5.4(f)(i) were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by a fraction the numerator of which is the Outstanding Amount and the denominator of which is the sum of the Series 1 Amount plus fifty percent (50.0%) of the excess of the Outstanding Amount over the Series 1 Amount; and such portion of such dividends which is payable to the holders of Class A Shares shall be allocated among such holders in proportion to their respective holdings of Class A Shares, without distinction as to series; and

               (iii) The portion of such dividends which is payable to the holders of Class A Shares, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (and Section 5.4(f)(ii) immediately preceding is not applicable), shall be the product of the amount which would be payable to holders of Class A Shares if Section 5.4(f)(i) above were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by (y) a fraction the numerator of which is the Non-Series 3 Outstanding Amount and the denominator of which is the sum of the Series 1 Amount plus eighty-one point five percent (81.5%) of the excess of the Outstanding Amount over the Series 1 Amount, and multiplied by (z) a fraction the numerator of which is the sum of the Non-Series 3 Outstanding Amount and the denominator of which is sum of the Non-Series 3 Outstanding Amount plus fifty percent (50.0%) of the number of shares of Series 3 Stock outstanding as of the date of such determination; and such portion of such dividends which is payable to the holders of Class A Shares shall be allocated among such holders in proportion to their respective holdings of Class A Shares, without distinction as to series; and

               (iv) The portion of such dividends which is payable to the holders of Class B Shares as a class, shall be the portion of the total amount of such dividends which is not payable to the holders of Class A Shares in accordance with Section 5.4(f)(i),

          5.4(f)(ii) or 5.4(f)(iii) above, as applicable; and such portion of such dividends which is payable to the holders of the Class B Shares shall be allocated among such holders in proportion to their respective holdings of Class B Shares.

     5.5 By-laws of Members of the Ward Group. Forthwith following the Closing Date, the Company shall cause the By-laws of each member of the Ward Group, other than the Company, to be amended to provide that no action may be taken by that member which, if such action was taken by the Company, would require that the affirmative vote of 2/3 of the members of the Board of Directors be obtained pursuant to Section 5.3 for the taking of such action, unless that action has also been authorized or ratified by 2/3 of the members of the Board of Directors.

     5.6 Election of Chief Executive Officer. The person serving from time to time as the chief executive officer of the Company shall concurrently serve as the chief executive officer of Ward.

     5.7 Agreement to Vote. All Shareholders (exclusive of Brennan's Permitted Transferees who have acquired Shares on or about the date hereof, it being understood that said Permitted Transferees are not bound by the provisions of this Section 5.7), and (without implication that the Voting Trustee is not otherwise a Shareholder) the Voting Trustee, agree that at all meetings of stockholders of the Company, including, without limitation, meetings called for the election and/or removal of directors, they will vote their respective Shares in such a manner as will accomplish the provisions of this Article V. The Shareholders' (and Voting Trustee's) agreement to vote their Shares as provided in this Article V shall include an agreement to execute written consents of stockholders of the Company in lieu of a meeting.

     5.8 Recapitalization. In connection with any public offering of Shares (other than pursuant to the Employee Stock Option Plan), the Company shall have the right to cause a recapitalization of the Company to occur, in order to facilitate such public offering. Any such recapitalization, as nearly as possible, shall put the parties in the same relative positions with respect to equity ownership and voting control of the Company in which they were prior to the recapitalization, after taking into account any dilution resulting from outstanding but unexercised options under the Employee Stock Option Plan. Each of the Shareholders, and the Voting Trustee, agrees to vote his Shares in favor of any recapitalization of the Company which meets the foregoing requirements, and to treat the shares of stock and other securities issued in such recapitalization as Shares under this Agreement.


                                   ARTICLE VI

                              Registration Rights

     6.1 Demand Registration Rights. The Shareholders shall have the following Demand Registration rights:

          (a) at any time after the earlier of (i) 90 days after the first registration of Shares under the Act (other than any registrations on Form S-4 or S-8 or any form substituting therefor or any registration statement filed in connection with an offering of securities or granting of options primarily to employees of any member of the Ward Group or any Registration Statement filed to register shares primarily or exclusively for Transfer upon exercise of options pursuant to this Agreement or in connection therewith) or (ii) July 1, 1992, subject to paragraph (e) below of this
     Section 6.1 and to Section 6.12, a Demanding Group (as herein defined) may make a written request of the Company (a "Demand") for registration with the Commission, under and in accordance with the provisions of the Act and this
     Section 6.1, of all or part of its Shares (a "Demand Registration"), subject to the following:

               (i) for the purposes of this Article VI, the Management Shareholders and their Permitted Transferees, as a class, shall constitute one Group, and GE Capital and the present and former GE Capital Affiliates, as a class, shall constitute the other Group. As used herein, a"Demanding Group" shall mean a Group which shall make a Demand pursuant to this Section 6.1. Each Demanding Group shall be entitled to (x) two Demand Registrations (other than Demand Registrations on Form S-3 promulgated by the Commission or any successor form) and (y) at any time in which the Company is eligible to register Shares on Form S-3 or any successor form, an unlimited number of Demand Registrations on Form S-3. Any Demand made by the Management Shareholders, as a Demanding Group, shall only be made by the Designator in his sole discretion;

               (ii) the Company need not effect a Demand Registration unless such Demand Registration shall include at least 20% of the Shares held in the aggregate, as of the date hereof, by the Demanding Group making the Demand;

               (iii)  if:

                    a. the Company has filed, or has taken substantial steps toward filing, a Registration Statement relating to any of the Company's securities, and the managing underwriter of the offering to which such registration relates or, if not an underwritten offering, the Board of Directors, is of the opinion that the filing of a Registration Statement relating to a Demand Registration would adversely affect the offering by the Company of, or the market for, its securities; or

                    b. If the Board of Directors determines in the exercise of its reasonable judgment that the Company's ability to pursue a contemplated merger, acquisition, significant sale of assets or other significant business transaction (authorization for the negotiation of which has been obtained from the Board of Directors) would be adversely affected by the filing of a Registration Statement with respect to a Demand Registration;

          the Company may defer such Demand Registration for a single period not to exceed 180 days; and

               (iv) if the Company shall elect to defer any Demand Registration pursuant to the terms of subparagraph (a) (iii), no Demand shall be deemed to have been made for the purposes of this Section 6.1 unless and until the Demand Registration has become effective in accordance with paragraph (b) below;

     All Demands made pursuant to this paragraph (a) shall specify the aggregate number of Shares requested to be registered, the intended methods of disposition thereof (if known) and the anticipated price per Share (expressed as a minimum price before expenses and commissions) at which the Shares will be sold pursuant to the Demand Registration;

          (b) a Demand shall not be counted as such for the purposes of paragraph (a) until the Registration Statement relating thereto shall have been (i) filed with the Commission, (ii) declared effective by the Commission and (iii) maintained continuously effective for a period of at least 120 days or such shorter period when all Shares included therein have been sold in accordance with such Demand Registration. If a Demand Registration shall have occurred, a subsequent Demand shall not be made by a Demanding Group prior to 180 days after the expiration of the period described in the preceding sentence;

          (c) immediately upon receipt of a Demand, the Company shall give written notice to all members of both Groups which have not made a Demand that the Demanding Group has made a Demand. Subject to the following provisions of this paragraph (c), and to paragraph (e) below of this
     Section 6.1 and Section 6.12, each of the members of both Groups which have not made a Demand may, upon written notice to the Company delivered within 15 days next following the date on which the Demand is made, elect to include all or any portion of their respective Shares in the Demand Registration. If, however, in any Demand Registration the managing underwriter or underwriters thereof (or in the case of a Demand Registration not being underwritten, an independent underwriter, of nationally recognized standing, selected by the holders of a majority of the Shares being registered therein, whose fees and expenses shall be borne by the Company), advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering or the market for the Shares, the Company will include in such Demand Registration only the number of Shares which, in the reasonable opinion of such underwriter or underwriters, can be sold without having a material adverse effect on the success of the offering or the market for the Shares, in the following order of priority:

               (i) first, the Shares requested to be included in such Demand Registration by the Shareholders who have made such requests in accordance with paragraphs (a) and (c) of this Section 6.1; provided, however, that if in the opinion of such underwriter(s), not all such Shares can be so included without having a material adverse effect on the success of the offering or the market for the Shares, the number of Shares which in the opinion of such underwriters can be included shall be allocated pro rata among the Shareholders requesting such registration on the basis of the respective numbers of Shares requested to be included by each of them;

               (ii) second, Shares to be issued and sold by the Company requested to be included in such Demand Registration shall be included, but only to the extent that in the opinion of such underwriter(s) they may be included without having a material adverse effect on the success of the offering or the market for the Shares;

          (d) if a Demand Registration is to be an underwritten offering, the holders of a majority of the Shares to be included in such Demand Registration held by such members of the Demanding Group that initiated such Demand Registration shall select a managing underwriter or underwriters of recognized national standing to administer the offering, who shall be reasonably satisfactory to the Company;

          (e) notwithstanding the foregoing, at any time during which the Voting Trust Agreement is in effect, no Demand by a Management Shareholder or Permitted Transferee, and no request for inclusion of Shares by a Management Shareholder or Permitted Transferee pursuant to paragraph (c) of this Section 6.1 or paragraph (a) of Section 6.2, shall be made, unless the Voting Trustee shall have consented to releasing such Shares from the Voting Trust Agreement as of the effective date of the applicable Registration Statement.

     6.2 Piggyback Registration Rights. The Shareholders shall have the following Piggyback Registration rights:

          (a) whenever during the period commencing on the date hereof and ending on the tenth anniversary of the date hereof the Company proposes to register any equity securities under the Act (other than any registrations on Form S-4 or S-8 or any form substituting therefor or any Registration Statement filed in connection with an offering of securities or granting of options primarily to employees of any member of the Ward Group or any Registration Statement filed to register shares primarily or exclusively for Transfer pursuant to this Agreement or in connection therewith), the Company will give written notice to all Shareholders, at least 30 days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the proposed offering price (if known), the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice. Subject to paragraph (b) below and to Section 6.12, the Company shall include in such registration all Shares with respect to which written requests for inclusion therein have been delivered by Shareholders to the Company within 15 business days after the date of delivery of the Company's notice (a "Piggyback Registration"). Except as may otherwise be provided in this Article VI, Shares with respect to which such requests for registration have been received will be registered by the Company and offered for sale to the public in a Piggyback Registration pursuant to this Article VI on the same terms and subject to the same conditions as are applicable to any similar securities of the Company included therein;

          (b) If in any Piggyback Registration the managing underwriter or underwriters thereof (or in the case of a Piggyback Registration not being underwritten, an independent underwriter, of nationally recognized standing, selected by the holders of a majority of the Shares being registered therein, whose fees and expenses shall be borne by the Company), advise the Company in writing that in its or their reasonable opinion the number of Shares proposed to be sold in such Piggyback Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering of securities to be sold by, or the market for any equity securities of, the Company, the Company will include in such Piggyback Registration (in addition to the equity securities the Company proposes to sell) only the number of Shares owned by the Shareholders requesting such Piggyback Registration, if any, which, in the opinion of such underwriter or underwriters can be sold without having such a material adverse effect. If some, but not all, of such Shares can be so included, the number of Shares which in the opinion of such underwriter or underwriters can be included shall be allocated pro rata among the Shareholders requesting such Piggyback Registration on the basis of the respective numbers of Shares requested to be included by each of them;

          (c) if any Piggyback Registration is an underwritten offering, the Company will select a managing underwriter or underwriters of nationally recognized standing to administer the offering; and

          (d) notwithstanding anything to the contrary contained in this Section 6.2, the Company shall not be obligated to include any Shares in any registration statement filed by the Company if counsel to the Company who is reasonably satisfactory to the Shareholders who have made a request pursuant to paragraph (a) of this Section 6.2 shall render an opinion to such Shareholders to the effect that (i) registration is not required for the proposed Transfer of such Shares or (ii) a post-effective amendment to an existing Registration Statement filed simultaneously with the proposed Transfer would be sufficient for such proposed Transfer, and the Company in fact files such a post-effective amendment.

     6.3 Registration Procedures. With respect to any Demand Registration or Piggyback Registration (generically, a "Registration"), the Company will, subject to subparagraph 6.1(a)(iii) and Section 6.5, as expeditiously as practicable:

          (a) prepare and file with the Commission as soon as practicable a registration statement or registration statements (the "Registration Statement") relating to the applicable Registration on any appropriate form under the Act which shall be available for use in connection with the sale of the Shares in accordance with the intended method or methods of distribution thereof; provided, however, that in the case of a Demand Registration the Company shall not be required to undergo or pay for any special audit to effect such Registration, and if a special audit would be required, either the Shareholders selling Shares thereunder shall agree to pay the costs and expense of such audit (and such costs and expenses shall not constitute Registration Expenses) or the Company shall have the right to delay the filing or effectiveness of the Registration Statement until such time as a regular audit in the ordinary course of the Company's business shall have been completed. The Company will use its best efforts to cause such Registration Statement to become effective. The Company shall not be deemed to have breached such "best efforts" undertaking if it shall take any action which is required under applicable law, or shall take any action in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets;

          (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep each Registration Statement effective for a period of not more than 120 days after the date of its effectiveness, or such shorter period as will terminate when all Shares covered by such Registration Statement have been sold; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period, in accordance with the intended method or methods of distribution by the sellers thereof as set forth in the Registration Statement or supplement to the Prospectus;

          (c) promptly notify the selling holders of Shares and the managing underwriters, if any (and, if requested by any such Person, confirm such advice in writing), of:

               (i) the date on which the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, the date on which the same has become effective;

               (ii) any written request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

               (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (iv) the receipt by the Company of any written request by any state securities authority for additional information or written notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) the happening of any event which makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading in the light of the circumstances under which they were made;

          (d) make every reasonable effort (taking into account the interest of all selling Shareholders, the Company, and its officers and directors) to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (e) if requested by the managing underwriter or underwriters or a holder of Shares being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters and the holders of a majority of the Shares being sold agree should reasonably be included therein relating to the plan of distribution with respect to such Shares, including, without limitation, in the case of an underwritten offering information with respect to (i) the number of Shares being sold to such underwriters in a firm commitment underwriting and the purchase price being paid therefor by such underwriters, and (ii) any other terms of the underwriting; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (f) furnish to each selling holder of Shares and each managing underwriter (if any), without charge, at least one signed copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and, to the extent reasonable, all exhibits (including those incorporated by reference);

          (g) deliver to each selling holder of Shares and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling holder of Shares and underwriters may reasonably request; the Company consents to the use, in accordance with the Act, of each Prospectus or any amendment or supplement thereto by each of the selling holders of Shares and the underwriters, if any, in connection with the offering and sale of the Shares covered by such Prospectus or any amendment or supplement thereto;

          (h) in connection with any Registration of Shares, use its best efforts to register or qualify or cooperate with the selling holders of Shares, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions as the holders of not less than 25% of the Shares covered by the Registration Statement (or, in the case of Shares being sold by Management Shareholders and/or their Permitted Transferee, the Designator) or the managing underwriter reasonably requests in writing, considering the amount of Shares proposed to be sold in each such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Shares covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation in any such jurisdiction or to submit to the general service of process in any such jurisdiction;

          (i) cooperate with the selling holders of Shares and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold free from any restrictive legends; and cause such Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Shares to the underwriters;

          (j) use reasonable efforts to cause the Shares covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Shares in the jurisdictions contemplated by paragraph (h) of this Section 6.3;

          (k) upon the occurrence of any event contemplated by subparagraph
     (ii), (iv) or (v) of paragraph (c) of this Section 6.3, prepare any required supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading:

          (l) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Shares:

          (m) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith which are reasonably required in order to expedite or facilitate the disposition of such Shares, and, in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten Registration:

               (i) make such representations and warranties to the holders of such Shares and the underwriters, if any, in such form, substance and scope as are reasonably required and customarily made by issuers to underwriters in primary underwritten offerings;

               (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Shares being sold) addressed to each selling holder and the underwriters, if any, covering the matters reasonably required and customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters and holders;

               (iii) use its best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters received by underwriters in connection with primary underwritten offerings;

               (iv) if an underwriting agreement is entered into, cause to be included therein the indemnification provisions and procedures set forth in Section 6.7 with respect to all parties to be indemnified pursuant to said Section; and

               (v) deliver such documents and certificates as may reasonably be requested by the holders of a majority of the Shares being sold and the managing underwriters, if any, to evidence compliance with subparagraph (m) (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder;

          (n) make available for inspection by a representative of the holders of a majority of the Shares, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by the sellers or underwriter, at reasonable times and upon reasonable prior notice, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order of any regulatory body having jurisdiction;

          (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (which may be accomplished through compliance with Rule 158 under the Act), earning statements satisfying the provisions of Section 11(a) of the Act, for the twelve month period:

               (i) commencing at the end of any fiscal quarter in which Shares are sold to underwriters in a firm commitment or best efforts underwritten offering; or

               (ii) if not sold to underwriters in such an offering, commencing with the first month of the Company's first fiscal quarter after the quarter in which the Registration Statement became effective.

     Said earning statements shall be furnished within 45 days after the expiration of such 12-month period unless such 12-month period constitutes a fiscal year, in which latter event said statements shall be furnished within 90 days after the expiration of such 12-month period; and

          (p) prior to the filing of the Registration Statement, any Prospectus or any other document that is to be incorporated by reference into the Registration Statement or the Prospectus after initial filing of the Registration Statement, provide copies of each such document to counsel to the selling holders of Shares and to the managing underwriters, if any; make the Company's representatives available, at reasonable times and upon reasonable prior notice, for discussion of such document; and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

The Company may require each seller of Shares as to which any Registration is being effected to furnish to the Company in writing or orally as the Company may request, such information regarding such seller and the proposed distribution of such securities as the Company may from time to time reasonably request in writing. Each Shareholder agrees that upon receipt of notice from the Company of the happening of any event of the kind described in subparagraph (c)(ii),
(iii) or (v) of this Section 6.3, such Shareholder will forthwith discontinue disposition of Shares pursuant to the Registration Statement until such Shareholder has received copies of the supplemented or amended Prospectus as contemplated by paragraph (k) of this Section 6.3, or until it has been advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, such Shareholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Shareholder's possession), of the Prospectus covering such Shares which is current at the time of receipt of such notice. In the event the Company shall give any such notice, the 120-day period referred to in paragraph (b) of this Section 6.3 shall be extended by the number of days during the period from the date of the giving of such notice to the date when each seller of Shares covered by such Registration Statement shall have received either the copies of the supplemented or amended Prospectus contemplated by paragraph (k) of this Section 6.3 or the Advice (as the case may be), both dates inclusive.

     6.4 Restrictions on Public Sale. Each Shareholder whose Shares are included in a Registration Statement agrees not to effect any public sale or distribution of the securities of the Company, of the same or similar class or classes as the securities included in such Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the 15-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement (except as part of such Registration), if and to the extent requested by the Company in the case of a non-underwritten public offering, or if and to the extent requested by the managing underwriter or underwriters, in the case of an underwritten public offering.

     6.5 Other Registrations. The Company agrees not to effect any public sale or distribution of any securities similar to the Shares being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any other member of the Ward Group or the acquisition by the Company or any other member of the Ward Group of the capital stock or substantially all of the assets of any other Person or the continuation of a distribution under a Registration Statement filed in connection with an offering of securities or granting of options primarily to employees of any member of the Ward Group), during the 15-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement filed in connection with a Demand made pursuant to Section 6.1(a).

     6.6 Registration Expenses. Expenses incident to Registrations pursuant to this Article VI shall be borne as follows:

          (a) all expenses incident to the Company's performance of or compliance with this Agreement ("Registration Expenses") will be borne by the Company. Registration Expenses shall include, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters), all other costs and expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Shares under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., the costs and expenses of listing the Shares for trading on a national securities exchange or authorizing them for trading on the NASDAQ National Market System and all other costs and expenses incurred by the Company in connection with any Registration hereunder. Notwithstanding the preceding sentence, Registration Expenses shall not include the costs and expenses of any Shareholders for underwriters' commissions and discounts, brokerage fees, transfer taxes with respect to the Shareholders' Shares to be Transferred pursuant to the Registration, or the fees and expenses of any counsel, accountants or other representatives retained by any Shareholder, all of which shall be paid by the respective Shareholders who are selling Shares pursuant to the Registration;

          (b) if the holders of Shares possessing, in the aggregate, a majority of the Shares covered by a Registration Statement which has been filed (or which the Company notifies such holders it is prepared to file within five days) pursuant to Section 6.1(a), but has not yet become effective, shall request the Company to withdraw (or to cease the preparation of) such Registration Statement, the Company shall use its best efforts to withdraw (or cease the preparation of) such Registration Statement; provided, however, that if prior to the expiration of the date which is 180 days after the date on which the Registration Statement was withdrawn or the preparation thereof was ceased, the holders of 90% of the Shares covered by such Registration Statement may thereafter request the Company to refile (or to recommence the preparation of) such Registration Statement, if permitted under the Act, the Company shall use its best efforts to do so, and such Registration Statement shall not constitute a second Demand pursuant to Section 6.1; provided further, that as a condition to any such request, such holders of the Shares shall agree in writing to reimburse the Company for all Registration Expenses over and above those which the Company, by proceeding, would have incurred had such initial Registration Statement not been withdrawn (or the preparation thereof ceased). Except as provided above, in any offering initiated as a Demand Registration pursuant to Section 6.1(a), the Company shall pay all Registration Expenses in connection therewith, whether or not the Registration Statement relating thereto becomes effective.

     6.7 Indemnity and Contribution. The parties shall be entitled to indemnity and contribution in connection with Registrations, as follows:

          (a) the Company agrees to indemnify each Shareholder, its officers, directors and agents and each Person who (within the meaning of the Act) controls such Shareholder, and hold them harmless against, all losses, claims, damages, liabilities and expenses (which, subject to the limitations herein contained, shall include reasonable attorneys' fees) resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except insofar as the same are caused by any such untrue statement or alleged untrue statement or omission or alleged omission being based upon or contained in any information relating to such Shareholder furnished in writing to the Company by such Shareholder or his, her or its representatives expressly for use therein or by such Shareholder's or such Shareholder's agent's failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Shareholder with a sufficient number of copies of the same), or (ii) the Company's failure to perform its obligations under this Section 6.7. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who (within the meaning of the Act) controls such Persons, to the same extent as provided above with respect to the indemnification of the holders of Shares. Notwithstanding the foregoing, the Company shall not be obligated to indemnify any holder of Shares (including the indemnified parties related to such holders) with respect to any losses, claims, damages, liabilities or expenses to the extent the same result from the breach by such holder of the agreements set forth in the last paragraph of Section 6.3;

          (b) in connection with any Registration in which any Shareholder is participating, each such Shareholder will furnish to the Company in writing such information with respect to such Shareholder as the Company reasonably requests for use in connection with any Registration Statement or Prospectus, and such Shareholder shall indemnify the Company, its directors and officers, each underwriter and each Person who (within the meaning of the Act) controls the Company or any such underwriter, and hold them harmless, against any losses, claims, damages, liabilities and expenses (which, subject to the limitations herein contained, shall include reasonable attorneys' fees) resulting from (i) a breach by such Shareholders of the provisions of the last paragraph of Section 6.3, (ii) any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or Prospectus or preliminary Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made, not misleading, to the extent (but only to the extent) that such untrue statement or omission is contained in any information relating to such Shareholder so furnished in writing by such Shareholder or his, her or its representative specifically for inclusion therein, or (iii) such Shareholder's failure to perform his obligations under this Section 6.7. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such Persons so furnished in writing by such Persons or their representatives specifically for inclusion in any Prospectus or Registration Statement;

          (c) any Person entitled to indemnification hereunder will:

               (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or any threat thereof made in writing for which such indemnified party will claim rights of indemnification or contribution pursuant to this
          Section 6.7; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under paragraphs (a) and (b) next above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice; and

               (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to unconditionally (but subject to the exceptions herein contained) assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.

     If the defense is so assumed by the indemnifying party, the indemnifying party shall lose its right to defend and settle the claim if it fails to proceed diligently and in good faith with the defense of the claim. If the defense of the claim is not so assumed by the indemnifying party, or if the indemnifying party shall lose its right to defend and settle the third party claim as provided in the previous sentence, the indemnified party shall have the right to defend and settle the claim provided that the indemnified party gives the indemnifying party not less than 10 days prior written notice of any proposed settlement. If the defense is assumed by the indemnifying party and is not lost as provided above, subject to the provisions of the following sentence, the indemnifying party shall have the right to defend and settle the claim. Notwithstanding the preceding sentence, in connection with any settlement negotiated by an indemnifying party, no indemnified party will be required by an indemnifying party (x) to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, (y) to enter into any settlement that attributes by its terms liability to the indemnified party, or (z) to consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels;

          (d) if for any reason the rights of indemnification provided for in paragraphs (a) and (b) of this Section 6.7 are unavailable to an indemnified party as contemplated by such paragraphs (a) and (b), then the indemnifying party in lieu of indemnification shall contribute to the amount paid or payable by the indemnified party (which, subject to the limitation provided in paragraph (c) next above, shall include legal fees and expenses paid) as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations;

          (e) the Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to paragraph (d) next above were determined by pro rata allocation or other method of allocation which does not take account of equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person not guilty of such misrepresentation. The obligations of the holders of Shares to contribute pursuant to paragraph 6.7(d) are several and not joint;

          (f) if indemnification is available under this Section 6.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in paragraphs (a) and (b) hereof without regard to (x) the relative fault of the indemnifying party or indemnified party or (y) any other equitable considerations.

     6.8 Rule 144. Once the first Registration Statement filed by the Company under the Act (other than any Registration on Form S-4 or S-8 or any form substituting therefor, or in connection with the Employee Stock Option Plan or to register shares primarily or exclusively for Transfer upon exercise of options pursuant to this Agreement or in connection therewith or for an offering of less than 5% of the common stock equity of the Company) has become effective, the Company will file the reports required to be filed by it pursuant to the Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder, and will take such further actions as any Shareholder may reasonably request, all to the extent required from time to time to enable such Shareholder (subject, however, to the applicable provisions, if any, of Article II hereof) to effect sales of Shares without registration under the Act within the limitations of the exemption provided by Rule 144, if applicable to the sale of Shares or any similar rule or regulation hereafter adopted by the Commission.
At any reasonable time and upon request of a Shareholder, the Company will deliver to that Shareholder a written statement as to whether it has complied with such informational requirements. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section l5(d) of the Exchange Act if it is then permitted to do so pursuant to the provisions of the Exchange Act and the rules and regulations thereunder.

     6.9 Participation in Underwritten Registrations. No Shareholder may participate in any underwritten Registration hereunder unless such Shareholder has:

          (a) agreed to sell its Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to select the underwriter pursuant to Sections 6.1 and 6.2 above; and

          (b) accurately completed in a timely manner and executed all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

     6.10 Other Registration Rights. Except as granted herein to the Shareholders, the Company will not grant any Person (including the Shareholders) any demand or piggyback registration rights with respect to the shares of common stock of the Company (or securities convertible into or exchangeable for, or options to purchase, shares of common stock of the Company), other than piggyback registration rights that are not inconsistent with the terms of this
Article VI. Any right to prior or pro rata inclusion in a Registration Statement with the Shares entitled to the benefits of this Article VI shall be deemed to be inconsistent with the terms of this Article VI. Except as provided in
Section 6.1(c), the Company shall not grant to any Person the right to piggyback on a Demand Registration.

     6.11 Amendments and Waivers. The provisions of this Article VI, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless such amendment, modification, supplement, waiver or consent shall have been approved by not less than 2/3 of the members of the Board of Directors. Notwithstanding the foregoing:

          (a) the provisions regarding Registrations, insofar as such provisions affect the rights of GE Capital and the GE Capital Affiliates, may not be amended, modified, supplemented, waived or departed from without the prior written approval of GE Capital;

          (b) the provisions regarding Registrations, insofar as such provisions affect the rights of the Management Shareholders and Permitted Transferees, may not be amended, modified, supplemented, waived or departed from without the prior written approval of Management Shareholders and Permitted Transferees holding at least a majority of the Shares then held by all Management Shareholders and their Permitted Transferees;

          (c) any amendment, modification, supplement, waiver or consent that materially and adversely affects any Group differently from the other Group shall require the prior written approval of the holders of at least a majority of the Shares then held by all members of the Group so affected;

          (d) an amendment, modification, supplement, waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Shares whose Shares are being sold pursuant to a Registration Statement, that relates to the Shares being so sold, and that does not directly or indirectly affect the rights of the other holders of Shares or Shares not being so sold, may be given by the holders of a majority of the Shares being sold by such Shareholders; and

          (e) no amendment, modification, supplement, waiver or consent to the departure from its terms with respect to Section 6.7 shall be effective with respect to any Registration against any holder of Shares who participated in such Registration and is entitled to its protection unless consented to in writing by such holder.

     6.12 Inclusion of Vested Shares.  Notwithstanding any provision of this
Article VI to the contrary, only Shares owned by a Management Shareholder or Permitted Transferee which are Vested Shares may be included in any Registration pursuant to the provisions of this Article VI.

     6.13 Exception. Notwithstanding anything to the contrary contained in a separate Section of this Agreement, the provisions of this Article VI shall not inure to the benefit of or be applicable to any Management Shareholder who (a) first became party hereto after June 15, 1991 and (b) at the time he seeks to assert any rights hereunder owns less than 10,000 Shares.

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

                                  ARTICLE VII

                             Restrictive Covenants

          7.1 Restrictive Covenants. In consideration of the issuance of Shares to him, each Management Shareholder who is an employee of the Ward Group individually covenants and agrees that:

          (a) during the time that he is employed by a member of the Ward Group and for a period of three years following the termination of his employment by the Ward Group for any reason whatsoever other than discharge without Cause (or, in the case of Brennan, during the period commencing on the date hereof and ending on the first to occur of (i) the fifth anniversary of the date hereof, and (ii) the date, if any, on which his employment with the Ward Group has been terminated by the Ward Group without Cause), he shall not directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, any Competing Business in any of the states of the United States or any foreign countries in which any member of the Ward Group was so engaged during the period of his employment and continues to be so engaged at the time of the complained-of act; provided, however, that the Board of Directors, by the affirmative vote of not less than 2/3 of its members, may waive the foregoing provision on behalf of the Company; provided, further, that the foregoing shall not restrict the Management Shareholder's passive ownership of shares of stock of a Person which is engaged in a Competing Business, as long as such Shares are listed on a national securities exchange or traded in the over-the-counter market, such shares are held for investment purposes only, and the Management Shareholder does not own more than 2% of the outstanding shares of stock of such Person; provided, further, that a former Management Shareholder who has become employed by a Person which was not engaged in a Competing Business at the time his employment with such Person commenced shall not be deemed to have become engaged in a Competing Business by virtue of such Person's having acquired a business which is a Competing Business after the time such Management Shareholder's employment with such Person commenced, as long as (x) the Competing Business is not a substantial part of the acquired business, (y) the former Management Shareholder is not involved in the affairs of such acquired business and is not an officer or director of such Person, and (z) the former Management Shareholder is not the owner of 2% or more of the voting securities of such Person;

          (b) during the time that he is employed by the Ward Group, and thereafter following the termination of his employment by the Ward Group for any reason whatsoever, he will not divulge to persons not employed by the Ward Group or use for his own benefit or the benefit of Persons not employed by the Ward Group, any Confidential Information.

     7.2  Limitations on Restrictive Covenants.  For the purposes of Section
7.1(b):

          (a) information which is at any time Confidential Information shall cease to be such, and the Management Shareholder shall thereafter be under no obligations with respect thereto, at such time that:

               (i) it shall be disclosed by the Ward Group to the public; or

               (ii) it shall become known by the public other than by reason of the disclosure thereof in violation of applicable confidentiality agreements;

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

          (b) and notwithstanding the provisions thereof, nothing contained therein shall be construed to prohibit the Management Shareholder from making any disclosure of information, either to his legal counsel in connection with the defense of any claim, under this Agreement or otherwise, made by any member of the Ward Group, or in connection with the enforcement of any right, under this Agreement or otherwise, existing in favor of the Management Shareholder against any member of the Ward Group, or to any governmental agency to the extent that the Management Shareholder is required by law to do so.

     7.3 Return of Documents. Promptly on the termination of his employment with the Ward Group for any reason, the Management Shareholder (or in the event of his death, his personal representative) shall return to the Company any and all copies (whether prepared by himself or by any member of the Ward Group), of books, records, notes, materials, memoranda and other data pertaining to Confidential Information, which are in his possession or control at the time of termination of employment. Each Management Shareholder acknowledges that he does not have, nor can he acquire, any property rights or claims to any of such materials or the underlying data.

     7.4 Cooperation. At the request of any member of the Ward Group made at any time or from time to time hereafter, each Management Shareholder, or in the event of his death, his personal representative, shall make, execute and deliver all applications, papers, assignments, conveyances, instruments or other documents and shall perform or cause to be performed such other lawful acts as any member of the Ward Group may deem necessary or desirable to implement any of the provisions of this Article VII, and he shall give testimony and cooperate with the Ward Group in any controversy or legal proceedings involving any member of the Ward Group. The applicable member of the Ward Group shall reimburse the Management Shareholder for his reasonable expenses which are incurred in connection with the giving of any such testimony.

     7.5 Enforcement. Each Management Shareholder agrees and acknowledges that his violation or breach of the covenants contained in this Article VII shall cause the Company irreparable injury and, in addition to any other right or remedy available to the Company at law or in equity, the Company shall be entitled to enforcement by court injunction. Notwithstanding the foregoing sentence, nothing herein shall be construed as prohibiting the Company from also pursuing any other rights, remedies or defenses, for such breach or threatened breach including receiving damages and attorney's fees. In addition to the foregoing, in the event of a breach or violation of this Article VII by a former Type 2 Management Shareholder which occurs after the Company and/or the Designated Management Optionees have purchased the Shareholder's Shares pursuant to Article III, to the extent that the Purchase Price of the Shares purchased exceeds the Purchase Price which would have been paid if his employment with the Ward Group had been terminated for Cause by reason of a violation of Section 7.1, the Purchase Price shall be reduced to such latter amount, and if at the time the Purchase Price is so reduced the Management Shareholder and his Permitted Transferees shall have received payments on account of the Purchase Price which, in the aggregate, exceed the amount to which they would have been entitled by virtue of such reduction, they shall forthwith pay the difference to the purchasers of such Shares. The election of any remedy shall not be construed as a waiver on the part of the Company of any rights it might otherwise have at law or in equity. Said rights and remedies shall be cumulative.

     7.6 Survival; Waiver of Offset. The provisions of this Article VII shall survive any termination of this Agreement and shall run and inure to the benefit of the Company, its successors and assigns. Each section of this Article VII shall be construed as an agreement independent of any other provision of this Agreement; and the existence of any claim or cause of action of any Management

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

Shareholder against any member of the Ward Group, whether predicated or based upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of this Article VII.

     7.7 Jurisdiction. Each Management Shareholder hereby consents to the personal jurisdiction of the Circuit Court of Cook County, Illinois and to the United States District Court for the Northern District of Illinois, Eastern Division, for any legal proceedings instituted by the Company to enforce any of the covenants or agreements of each Management Shareholder contained in this
Article VII, and waives any and all objections which he may have to venue or the issuance of service of process in any such proceedings, or any claim of forum non conveniens.

     7.8 Construction. In the event any court shall finally hold that the time or territory or any other provision of this Article VII constitutes an unreasonable restriction against any Management Shareholder, each Management Shareholder agrees that the provisions hereof shall not be rendered void, but shall apply as to such time, territory, and other extent as such court may judicially determine or indicate constitutes a reasonable restriction under the circumstances involved.

     7.9 Exception. Notwithstanding anything to the contrary contained in a separate Section of this Agreement, the restrictions contained in Section 7.1(a) do not apply to any Person who, (i) if his Acquisition Date occurred on or before June 15, 1991, at no time owned 5,000 or more shares after taking into account the split up of the Company's common stock on April 2, 1990, or (ii) if his Acquisition Date occurred after June 15, 1991, at no time owned 25,000 or more shares after taking into account the split up of the Company's common stock on April 2, 1990.

                                 ARTICLE VIII

                                General Matters

     8.1 Legend on Certificates. All certificates evidencing Shares (other than certificates of beneficial interest issued by the Voting Trustee under the Voting Trust Agreement and Shares purchased in a sale registered pursuant to an effective registration statement) shall bear the following legend:

     "The sale, transfer and encumbrance of the shares represented by this Certificate are subject to a certain Stockholders Agreement among the corporation and its shareholders, dated as of June 17, 1988. A copy of said Agreement is on file in the office of the Secretary of the corporation. No sale or other transfer of the shares represented by this Certificate may be effected except pursuant to the terms of said Agreement. In addition, the shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. The shares represented by this Certificate may not be sold or transferred in the absence of an effective Registration Statement for the shares under the Securities Act of 1933 or pursuant to an applicable exemption from registration. In connection with any proposed sale or transfer of the shares pursuant to an exemption from registration, the holder of the shares represented by this Certificate may be required to deliver to the corporation an opinion of counsel satisfactory to the corporation, or the corporation may require that it shall have received an opinion of its counsel, that registration under said Act is not required. In addition, the right to vote the shares represented by this certificate is restricted in the manner provided in said Agreement. The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued by the corporation and the qualifications, limitations or restrictions of such preferences and/or rights."

     All certificates evidencing Shares purchased in a sale registered pursuant to an effective registration statement (other than certificates of beneficial ownership issued by the Voting Trustee under the Voting Trust Agreement) shall bear the following legend:

     "The sale, transfer and encumbrance of the shares represented by this Certificate are subject to a certain Stockholders Agreement among the corporation and its shareholders, dated as of June 17, 1988. A copy of said Agreement is on file in the office of the Secretary of the corporation. No sale or other transfer of the shares represented by this Certificate may be effected except pursuant to the terms of said Agreement. In addition, the right to vote the shares represented by this certificate is restricted in the manner provided in said Agreement. The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued by the corporation and the qualifications, limitations or restrictions of such preferences and/or rights."

Upon termination of this Agreement, certificates for Shares (other than certificates of beneficial interest issued by the Voting Trustee pursuant to the Voting Trust Agreement) may be surrendered to the Company in exchange for new certificates without the foregoing legend, but, if necessary, said new certificates shall bear that portion of the foregoing legend which relates to compliance with the Act.

     8.2 Termination and Amendment of Agreement. This Agreement shall be terminated:

          (a) by the Company with the approval of the Board of Directors and with the written consent of the holders of not less than 66-2/3% of the outstanding Shares of each class, acting separately as a class;

          (b) upon a sale by the Ward Group of all or substantially all of their aggregate assets (other than an intercompany sale within the Ward Group), to a single purchaser or a related group of purchasers in a single transaction or a related series of transactions;

          (c) upon a merger or consolidation of the Company as a result of which the Shareholders' percentage of ownership of the surviving or resulting entity is less than 50% of their percentage of ownership of the Company immediately prior to such merger or consolidation; or

          (d) upon a sale, to a single purchaser or a related group of purchasers, in a single transaction or a related series of transactions, of not less than 66-2/3% of the outstanding shares of common stock of the Company of each class.

Termination of this Agreement shall not affect any rights or obligations which arose prior to termination, nor shall it terminate Article VI or Article VII. Except as otherwise provided in Section 6.11 and in the following sentence, this Agreement may be amended by the Company with the consent of the holders of not less than 66-2/3% of the outstanding Shares of each class, acting separately as a class, but no such amendment shall adversely affect the method of valuation of any Management Shareholder's Shares for the purposes of Article III without his specific consent. From and after the date on which the number of members of the Board of Directors which GE Capital has the right to designate pursuant to Section 5.2 has been reduced pursuant to paragraph (b) or (c) thereof, Section 5.3, and the conforming provisions of the By-laws of the Company, may be amended or terminated in whole or in part from time to time, upon the affirmative vote or consent of (x) a majority of the members of the Board of Directors and (y) the holders of a majority of the then outstanding Class A Shares. As long as the Voting Trust Agreement is in effect, the Voting Trustee, and once the Voting Trust Agreement is no longer in effect, the Designator, shall have the power, as attorney in fact, to act for each of the Management Shareholders and each Permitted Transferee in connection with the termination, or any amendment or restatement, of this Agreement which has been authorized by the Shareholders as provided in this Section 8.2. Said power shall be deemed to be coupled with an interest and shall be irrevocable.

     8.3 Termination of Status as Management Shareholder. From and after the date that a Management Shareholder ceases to own any Shares, except for the provisions of Article VII, he shall no longer be deemed to be a Management Shareholder for purposes of this Agreement and all rights he may have hereunder (including, without limitation, the right to exercise any option herein granted) shall terminate. For the purposes of this Section 8.3, a Management Shareholder shall be deemed to own all Shares owned by his Permitted Transferees.

     8.4 Not an Employment Agreement. Nothing contained in this Agreement shall be deemed or construed as creating any agreement of employment between a Management Shareholder and any member of the Ward Group or a right of any Management Shareholder to employment by any member of the Ward Group.

     8.5 Indemnification. Concurrently herewith, the Company shall (and will cause Ward to) enter into an indemnification agreement in the form of Exhibit A hereto, with the Indemnitees.

     8.6 Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person for whom intended or sent by confirmed facsimile, or two days after deposit in the United States Mail, certified mail, return receipt requested, addressed to the persons for whom intended at the following respective addresses:

               The Company:
               One Montgomery Ward Plaza
               Chicago, IL 60671-0042
               Attention: President

               Any Management Shareholder, Permitted Transferee or GE Capital Affiliate, as the case may be:

               at the last known address of said Management Shareholder, Permitted Transferee or GE Capital Affiliate, as the case may be, as disclosed by the books and records of the Company;

               GE Capital:
               260 Long Ridge Road
               Stamford, CT 06902
               Attention: General Manager, Corporate Finance Group

               with a copy to:
               Associate General Counsel, Corporate Finance Group at the same address and/or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof.

     8.7 Miscellaneous. The use of the singular or plural or masculine, feminine or neuter gender shall not be given an exclusionary meaning and, where applicable, shall be intended to include the appropriate number or gender, as the case may be.

     8.8 Counterparts. This Agreement may be executed in counterparts. Each of such counterparts shall be deemed to be an original and all of such counterparts, when taken together, shall constitute a single instrument.

     8.9 Descriptive Headings. Title headings are for reference purposes only and shall have no interpretative effect.

     8.10 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any amendments to this Agreement must be made in writing and duly executed by each of the parties entitled to adopt said amendment or by an authorized representative or agent of each such party, all as provided in Section 8.2.

     8.11 Waivers. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder. The preceding sentence shall not apply to the failure of a party to exercise a specific option granted to that party pursuant to the terms of this Agreement within the period of time provided herein. Any waiver shall be in writing, signed by the waiving party.

     8.12 Binding Effect; Enforcement. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and permitted assigns. Each Shareholder agrees and acknowledges that its breach of any of the provisions contained in this Agreement would cause irreparable injury and that monetary damages would be inadequate. Accordingly, each Shareholder agrees that, in addition to all other legal rights and remedies, the aggrieved party shall be entitled to specific performance of the rights granted to it under this Agreement.

     8.13 Applicable Law. This Agreement shall be governed as to validity, construction and in all other respects by the internal laws of the State of Delaware.

     8.14 Severability. The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

     8.15 Resolution of Certain Ambiguities and Conflicts. In the event of any ambiguity or conflict in this Agreement (i) with respect to whether any particular Shares constitute Vested Shares, (ii) the Percentage of Vesting applicable thereto, or (iii) the application of the provisions of Article III to any particular Management Shareholder and his Permitted Transferees, the ambiguity or conflict shall be resolved by the Designator in his sole discretion.

     8.16 Joinder by Brennan. In addition to executing this Agreement in his individual capacity, Brennan (i) accepts his appointment herein as the Designator, and (ii) in his capacity as Voting Trustee, agrees to vote all Shares which are subject to the Voting Trust Agreement in the manner provided in
Article V.

     8.17 Authority to Give Consents, Approvals, etc. As long as the Voting Trust Agreement shall be in effect, any votes, approvals, waivers or consents of Shareholders whose Shares are subject to the Voting Trust Agreement shall be made by the Voting Trustee, rather than the beneficial owners of such Shares, except that for the purposes of Sections 6.11(d) and (e) and Section 8.2(a), the beneficial owner of such Shares, rather than the Voting Trustee, shall be the Person to give such approval, waiver or consent.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.



BFB ACQUISITION CORP.           GENERAL ELECTRIC CAPITAL CORPORATION


By: ________________________    By: ________________________________
 Title _____________________    Title ______________________________



               -------------------------------------------------
                              Bernard F. Brennan
                        Type 1 Management Shareholder,
                         Designator and Voting Trustee

  The undersigned hereby executes a counterpart of this Agreement, is hereby made a party to this Agreement, and joins in and agrees to be bound by the provisions of this Agreement as a (Type 1 Management Shareholder) (Type 2 Management Shareholder) (Permitted Transferee) (GE Capital Affiliate) (strike three).



              __________________________________________________
                                   Signature


              __________________________________________________
                                 Printed name


              __________________________________________________
                                Street address


              __________________________________________________
                             City, state, zip code

                                                                         ANNEX B
                                                                         -------

                      MONTGOMERY WARD & CO., INCORPORATED
                   STOCK OWNERSHIP PLAN TERMS AND CONDITIONS

                            as amended and restated

                                  May 20, 1994

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
                                   ARTICLE I

                     Definitions and Introductory Matters..........   1
     1.1      Adoption of Recitals.................................   1
     1.2      Definitions..........................................   1
     1.3      Transferability of Certain Shares....................  11
     1.4      Duration of Certain Portions of Article II and
              Certain Portions of Article III......................  11
     1.5      Duration of Certain Portions of Article V............  11
     1.6      Applicability of Terms and Conditions; Continuation
              of Terms and Conditions..............................  11
     1.7      Withholding..........................................  11
     1.8      Shortening or Lengthening of Option Periods..........  12
     1.9      Execution of Voting Trust Agreement..................  12

ARTICLE II

                     Voluntary Transfers of Shares.................  12
     2.1      General Effect of Terms and Conditions...............  12
     2.2      Certain Permitted Transfers of Shares................  12
     2.3      Certain Prohibited Transfers.........................  13
     2.4      Notice of Transfer of Shares.........................  14
     2.5      Form of Transfer Notice..............................  14
     2.6      Approval of Board of Directors.......................  14
     2.7      Options..............................................  14
     2.8      Transfer if Options Not Exercised....................  15
     2.9      Exercise of Options for Less than All of the Shares..  15
     2.10     Closing of Exercise of Options.......................  16
     2.11     Effect of Shares in the Hands of
              Third-Party Transferee...............................  16
     2.12     Termination of GE Capital's Rights...................  16

ARTICLE III

                Purchases of Shares Upon Termination of Employment.  16
     3.1      Termination of Employment of Participant.............  16
     3.2      Death or Total Permanent Disability of a Participant.  17
     3.3      Death of Participant Following Termination
              of Employment........................................  18
     3.4      Notice of Death......................................  18
     3.5      Purchase Price of Shares.............................  18
     3.6      Manner of Payment....................................  19
     3.7      Notes and Security...................................  19
     3.8      Fair Market Value....................................  20
     3.9      Closing..............................................  23
     3.10     Priorities...........................................  24
     3.11     Failure to Deliver Shares............................  24

     3.12     Resale of Shares.....................................  24
     3.13     Modification of Options..............................  25

ARTICLE IV

                 Certain Limitations on Purchases of Shares........  25
     4.1      Restrictions on the Company's Right and/or
              Obligation to Purchase Shares........................  25
     4.2      Definition of the Limitations........................  27
     4.3      Cash Payments Limitation.............................  27

ARTICLE V

                     Corporate Governance Matters..................  28
     5.1      Voting of Shares Held by Participants................  28
     5.2      Election of Directors................................  28
     5.3      Recapitalization.....................................  29

ARTICLE VI

                     Confidential Information......................  29
     6.1      No Disclosure of Confidential Information............  29
     6.2      Limitations on No Disclosure Covenant................  29
     6.3      Return of Documents..................................  29
     6.4      Enforcement..........................................  30

ARTICLE VII

                     General Matters...............................  30
     7.1      Legend on Certificates...............................  30
     7.2      Termination and Amendment of Terms and Conditions....  30
     7.3      Not an Employment Agreement..........................  31
     7.4      Notices..............................................  31
     7.5      Miscellaneous........................................  32
     7.6      Descriptive Headings.................................  32
     7.7      Waivers..............................................  32
     7.8      Binding Effect; Enforcement..........................  32
     7.9      Applicable Law.......................................  33
     7.10     Severability.........................................  33
     7.11     Resolution of Certain Ambiguities and Conflicts......  33
     7.12     Authority to Give Consents, Approvals. etc...........  33

            MONTGOMERY WARD & CO., INCORPORATED STOCK OWNERSHIP PLAN
                              TERMS AND CONDITIONS
                            AS AMENDED AND RESTATED


                                   RECITALS:

     A. Montgomery Ward Holding Corp., a Delaware corporation ("Company") owns all of the outstanding stock of Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward").

     B. The Company currently has an authorized capitalization of 25,000,000 shares of Class A Common Stock, Series 1, par value $.01 per share; 5,412,000 shares of Class A Common Stock, Series 2, par value $.01 per share; 400,000 shares of Class A Common Stock, Series 3, par value $.01 per share; 25,000,000 shares of Class B Common Stock, par value $.01 per share; and 750 shares of Senior Preferred Stock, par value $1.00 per share.

     C. The Company has adopted, for the benefit of its employees and the employees of Ward and its subsidiaries, a stock ownership plan known as the Montgomery Ward & Co., Incorporated Stock Ownership Plan ("Plan").

     D. The parties desire to set forth certain restrictions with respect to the ownership of shares of Class A Common Stock, Series 1 ("Series 1 Shares"), Class A Common Stock, Series 2("Series 2 Shares"), and Class A Common Stock, Series 3 ("Series 3 Shares"), of the Company (the Series 1 Shares, Series 2 Shares and Series 3 Shares being hereinafter collectively referred to as "Class A Shares") and shares of Class B Common Stock of the Company ("Class B Shares"), certain options and obligations to purchase such shares, and certain matters relating to corporate governance of the Company, all as herein set forth.

     E. Except as otherwise provided herein, all of the Awards and grants of Purchase Rights or Options made under the Plan are subject to the following Terms and Conditions, and each Participant shall be required to agree to execute a counterpart hereof prior to or concurrently with receipt of his or her Award, or exercise of a Purchase Right or Option.


                                  AGREEMENTS:

     NOW, THEREFORE, the undersigned Participant hereby agrees as follows:


                                   ARTICLE I

                      Definitions and Introductory Matters

     1.1 Adoption of Recitals. The undersigned hereby adopts the foregoing Recitals and agrees and affirms that the construction of these Terms and Conditions will be guided thereby.

     1.2  Definitions.  For the purposes hereof:

          (a) "Acquisition Price" shall mean the price paid to the Company (as herein defined) for a Share (as herein defined) purchased from the Company and $.01 per Share for Shares received as Awards (in each case as adjusted by the Company on an equitable basis for stock dividends, stock splits, reclassifications and like actions);

          (b) "Act" shall mean the Securities Act of 1933, as amended;

          (c) "Adjustment Period" shall have the meaning set forth in Section 3.8(a)(i);

          (d) "Applicable Date" shall have the meaning set forth in Section 3.8(a);

          (e) "Article III Closing" and "Article III Closing Date" shall have the meanings set forth in Section 3.9;

          (f) "Average Closing Price" shall have the meaning set forth in
     Section 3.8(b);

          (g) "Award" shall mean an award of Shares without cash consideration pursuant to the terms of the Plan;

          (h)  Intentionally omitted;

          (i) "Board of Directors" shall mean the board of directors of the Company;

          (j) "Brennan" shall mean Bernard F. Brennan;

          (k) "Cash Payments Limitation" shall have the meaning set forth in
     Section 4.3;

          (l) "Cause" shall mean any of the following with respect to a Participant (as herein defined):

                (i) the commission of any crime, whether or not involving any member of the Ward Group (as herein defined), which constitutes a felony in the jurisdiction involved;

                (ii) the sale, use or possession on the premises of any member of the Ward Group of a controlled substance whose sale, use or possession is illegal in the manner used or possessed and in the jurisdiction involved;

                (iii) the repeated consumption of drugs or alcohol that interferes with a Participant's ability to discharge his or her assigned responsibilities;

                (iv) an intentional violation of the provisions of Section 6.1 of these Terms and Conditions;

                (v) the intentional and repeated failure on the part of a Participant to perform such duties as may be delegated to him or her and which are commensurate with his or her employment position; or

                (vi) the unlawful taking or misappropriation of any property belonging to any member of the Ward Group or in which any member of the Ward Group has an interest;

          (m) "Class A Amount" shall mean a number of Class A Shares equal to the Series 1 Amount (as herein defined) or, if less, the Outstanding Amount (as herein defined). For the purposes of Section 3.8(a)(iii), Shares which are subject to purchase under outstanding Purchase Rights or Options (whether or not currently exercisable) granted under the Plan shall be deemed to be outstanding;

          (n) "Class A Shares" shall mean shares of Class A Common Stock, par value $.01 per share, of the Company without distinction as to series;

          (o) "Commission" shall mean the Securities and Exchange Commission;

          (p) "Common Stock" shall, except as otherwise specifically provided herein, mean the shares of common stock of the Company, without distinction as to class or series, and shall include certificates of beneficial interest issued by the Voting Trustee (as herein defined), pursuant to the Voting Trust Agreement (as herein defined);

          (q) "Company" shall mean Montgomery Ward Holding Corp., a Delaware corporation;

          (r) "Competing Business" shall mean any person or entity engaged, in any area of the world, directly or indirectly, in any retail merchandising business conducted from multiple retail locations, of a type engaged in by any member of the Ward Group, or any business of the type engaged in by Signature Financial Marketing, Inc. ("Signature") or any of its subsidiaries (as long as Signature or such subsidiary is a member of the Ward Group), other than the insurance business, as of the time of the complained of act;

          (s) "Confidential Information" shall mean competitive data, trade secrets or confidential trade information in the possession of the Ward Group which is not generally known to others and the confidentiality of which the Ward Group has taken reasonable steps to protect, but does not include general business knowledge acquired by a Participant;

          (t) Intentionally omitted;

          (u) "Designated Management Optionees" shall mean those Management Shareholders (as herein defined) or any member or members of their Families (as defined in the Management Stockholders Agreement, as herein defined) or Participants or any member or members of their respective Families (as herein defined), who are designated in writing by the Designator (as herein defined), with concurrent notice to the Company, as having the right to exercise a specifically designated option to purchase a specifically designated number of Shares pursuant to Article II or III. The options so designated may not, in the aggregate, exceed the number of Shares which, at the time of the designation, are subject to purchase pursuant to Article II or Article III, but in making such designation, the Designator may designate alternate Designated Management Optionees who shall have options to purchase Shares if the Persons designated as primary Designated Management Optionees do not exercise the designated options. The Designator may designate a member of the Committee (as herein defined), or a member of his

     Family, as a Designated Management Optionee only as provided elsewhere in this Agreement. Each designation of a Designated Management Optionee shall be made in writing and delivered by the Designator to the Designated Management Optionee and the Company. By written notice delivered to a Designated Management Optionee, with concurrent notice to the Company, the Designator may change or revoke the designation of any Person as a Designated Management Optionee and/or the designation of the number of Shares to be purchased, at any time prior to exercise of the designated option for any reason or for no reason. In the event one or more Designated Management Optionees are granted an option to purchase Shares pursuant to Article III, and the Shares as to which such option is exercisable are not Vested Shares in the hands of the Participant (or his or her Permitted Transferees) whose Shares are subject to purchase or sale under Article III, the Designator may, as part of the designation of the identity of the Designated Management Optionee(s), designate that all or any portion of such Shares shall be Vested Shares in the hands of the Designated Management Optionee(s);

          (v) "Designator" shall mean the person or the committee of three Management Shareholders, as set forth below and as the case may be, which has, among other powers, the power to designate the Designated Management Optionees. Prior to the occurrence of an Event (as defined below) for all purposes other than designating (and in connection with the designation of) Designated Management Optionees, the Designator shall be Brennan. At all times for purposes of designating (and in connection with the designation of) Designated Management Optionees, and from and after the occurrence of an Event for all purposes (including, without limitation, designating (and in connection with the designation of) Designated Management Optionees), the Designator shall be such committee of three Management Shareholders (the "Committee").

          The Committee shall, except as provided below, be comprised of Brennan, Edwin G. Pohlmann ("Pohlmann") and Myron Lieberman ("Lieberman"). Prior to the occurrence of an Event, if any member of the Committee shall resign from the Committee or cease to be Qualified Management Shareholder (as defined below), then such person shall cease to be a member of the Committee and the remaining members of the Committee shall as soon as practicable appoint a Qualified Management Shareholder as a member of the Committee and thereby fill the vacancy on the Committee so created. From and after the occurrence of an Event, the Committee shall be comprised of Pohlmann, Daniel H. Levy ("Levy") and Lieberman (each of Pohlmann, Levy and Lieberman being a "Continuing Member" and collectively being the "Continuing Members") so long as each is a Qualified Management Shareholder; provided, however, that at any time from and after the occurrence of an Event (i) if one, but only one, Continuing Member has resigned from the Committee or ceased to be a Qualified Management Shareholder, then the Committee shall be comprised of the two remaining Continuing Members who have not resigned from the Committee and are Qualified Management Shareholders and the Largest Management Shareholder (as defined below) (but the Second Largest Management Shareholder (as defined below) if the Largest Management Shareholder is one of such remaining Continuing Members, but the Third Largest Management Shareholder (as defined below) if both the Largest Management Shareholder and the Second Largest Management Shareholder are such remaining Continuing Members), (ii) if each of two, but only two, of the Continuing Members has either resigned from the Committee or ceased to be a Qualified Management Shareholder, then the Committee shall be comprised of the remaining Continuing Member who has not resigned from the Committee and is a Qualified Management Shareholder, the Largest Management Shareholder and the Second Largest Management Shareholder (but the Second Largest Management Shareholder and the Third Largest

     Management Shareholder if the Largest Management Shareholder is such Continuing Member, but the Largest Management Shareholder and the Third Largest Management Shareholder if the Second Largest Management Shareholder is such Continuing Member), and (iii) if each of the Continuing Members has either resigned from the Committee or ceased to be a Qualified Management Shareholder, the Second Largest Management Shareholder and the Third Largest Management Shareholder.

          In all cases, the Committee shall act by the vote of a majority of its members; provided, however, that neither a member of the Committee nor a member of his Family may be designated as a Designated Management Optionee except upon the affirmative vote of all other members of the Committee.

          A "Qualified Management Shareholder" is each of Lieberman and any other person who is a Management Shareholder and employed by a member of the Ward Group. A person (including Lieberman) shall cease to be a Qualified Management Shareholder if he (i) ceases to be a Management Shareholder, (ii) dies, (iii) is adjudicated incompetent, (iv) in the case of Lieberman, ceases to be a director of the Company or (v) in the case of any Management Shareholder other than Lieberman, no member of the Ward Group employs such Management Shareholder.

          An "Event" means that Brennan has resigned from the Committee or ceased to be a Qualified Management Shareholder.

          The "Largest Management Shareholder" shall be the Management Shareholder (other than Brennan and any Management Shareholder who is not willing or able to serve on the Committee) who, from time to time, is employed by a member of the Ward Group and is the owner of the largest number of shares of Common Stock as compared to each other Management Shareholder (other than Brennan and any Management Shareholder who is not willing or able to serve on the Committee) and who is willing and able to serve as a member of the Committee.

          The "Second Largest Management Shareholder" shall be the Management Shareholder (other than Brennan, the Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) who, from time to time, is employed by a member of the Ward Group and is the owner of the largest number of shares of Common Stock as compared to each other Management Shareholder (other than Brennan, the Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) and who is willing and able to serve on the Committee.

          The "Third Largest Management Shareholder" shall be the Management Shareholder (other than Brennan, the Largest Management Shareholder, the Second Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) who, from time to time, is employed by a member of the Ward Group and is the owner of the largest number of shares of Common Stock as compared to each other Management Shareholder (other than Brennan, the Largest Management Shareholder, the Second Largest Management Shareholder and any Management Shareholder who is not willing or able to serve on the Committee) and who is willing and able to serve on the Committee.

          For the purposes of the foregoing provisions of this paragraph (v), a Management Shareholder shall be deemed to own all shares of Common Stock owned by his Permitted Transferees (as defined in the Management Stockholders Agreement). In the event that two or more persons own the same number of shares of Common Stock so that each, in the absence of the other (or others, as the case may be) would be the Largest Management Shareholder, the Second Largest Management Shareholder or the Third Largest Management Shareholder (as the case may be), then the remaining member (or members, as the case may be) of the Committee from time to time shall determine which of such person or persons shall be deemed to be the Largest Management Shareholder, the Second Largest Management Shareholder or the Third Largest Management Shareholder, as the case may be.

          (w) "Escrow Agent" shall have the meaning set forth in Section 3.11;

          (x) "Fair Market Value per Share" shall have the meaning set forth in
     Section 3.8;

          (y) "Family" shall mean a spouse or descendant or ancestor of a Participant, or a spouse of a descendant or ancestor of a Participant, or a trustee of a trust or custodian of a custodianship primarily for the benefit of one or more of the foregoing and/or a Participant;

          (z) "First Period" shall have the meaning set forth in Section 2.3(c);

          (aa) "GE Capital" shall mean General Electric Capital Corporation, a New York corporation;

          (bb) "GE Capital Affiliate" shall mean any entity which, at the time of the applicable determination, GE Capital controls, which controls GE Capital, or which is under common control with GE Capital, but does not include the Ward Group or any member thereof. For the purposes of the preceding sentence, "control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a Person through voting securities, contract or otherwise. Without limiting the generality of the foregoing, as of the date hereof, Kidder, Peabody Group Inc. is a GE Capital Affiliate;

          (cc) "Limitations" shall have the meaning set forth in Section 4 2;

          (dd) "Management Shareholder" shall mean any Person who, in contemplation of that Person's acquisition of shares of Common Stock executed or executes a counterpart of, or joined in or joins in and agreed or agrees to be bound by, the Management Stockholders Agreement as a Type 1 Management Shareholder or a Type 2 Management Shareholder, as therein defined;

          (ee) "Management Stockholders Agreement" shall mean the Stockholders Agreement dated June 17, 1988 between the Company and certain of its stockholders, as amended and in effect from time to time;

          (ee)(A) "Non-Series 3 Outstanding Amount" shall mean the Outstanding Amount less the number of Series 3 Shares outstanding as of the date of determination;

          (ff) "Option" shall mean a nonqualified stock option to acquire Shares granted pursuant to the Plan;

          (gg) "Originally Scheduled Article III Closing Date" shall have the meanin set forth in Section 4.1(b);

          (gg)(A) "Outstanding Amount" shall mean the number of Class A Shares of all series which are outstanding as of the date of determination;

          (hh) "Participant" shall mean any person who has been either granted an Award, provided a Purchase Right and/or granted an Option by the Company;

          (ii) "Period" shall have the meaning set forth in Section 2.3(c);

          (jj) "Permanent Disability" shall mean the total permanent disability of a Participant, who is an employee of the Ward Group, as determined in accordance with the published policies (in effect on the applicable date) of the Ward Group with respect to the determination of total permanent disability;

          (kk) "Permitted Transferee" shall mean:

                (i) a Person, other than a Participant, to whom Shares are Transferred pursuant to and in compliance with the provisions of
          Section 2.2(b); and

                (ii) a member of the Family of a Participant who has acquired Shares by virtue of having been designated a Designated Management Optionee by the Designator.

          Each reference herein to a Permitted Transferee of a particular Participant shall mean (x) a Permitted Transferee owning Shares which that Participant was the last Participant to own, and (y) a member of the Family of that Participant who has acquired Shares in a manner set forth in subparagraph (ii) above;

          (ll) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, association, corporation, trust, institution, public benefit corporation, entity or government;

          (mm) "Plan" shall mean the Montgomery Ward & Co., Incorporated Stock Ownership Plan, as amended and in effect from time to time;

          (nn) "Post-Termination Death" shall have the meaning set forth in
     Section 3.3;

          (oo) "Preferred Stock" shall mean all shares of Senior Preferred Stock, par value $1.00 per share, of the Company and all shares of Junior Preferred Stock, par value $1.00 per share, of the Company.

          (pp) "Public Offering Termination Date" shall mean the date, if any, on which, as a result of the sale or issuance of shares of Common Stock pursuant to one or more registration statements under the Act and under Rule 144 (other than pursuant to the Plan or pursuant to a Registration Statement to register shares of Common Stock primarily or exclusively for Transfer (as hereinafter defined) upon exercise of options pursuant to the Management Stockholders Agreement or in connection therewith), 25% or more of the outstanding shares of voting common stock of the Company consist of shares of voting common stock of the Company which have been so issued or sold;

          (qq) "Purchase Price" shall have the meaning set forth in Section 3.5;

          (rr) "Purchase Right" shall mean a nonqualified stock option to acquire Shares, identified as such and generally to be exercised during a shorter period of time than an Option granted pursuant to the terms of the Plan;

          (ss) "Rule 144" shall mean Rule 144, as amended, promulgated by the Commission under the Act;

          (tt) "Second Period" shall have the meaning set forth in Section
     2.3(c);

          (tt)(A) "Series 1 Amount" shall mean the number twenty-five million (25,000,000);

          (uu) "Shareholder" shall mean each owner of Shares;

          (vv) "Shares" shall mean all shares of Class A Common Stock of the Company, and shall include certificates of beneficial interest issued by the Voting Trustee (as herein defined) pursuant to the Voting Trust Agreement (as herein defined); provided, however, that (and without implication that a contrary result was intended, but by way of clarification):

                (i) for the purpose of determining the number of Shares eligible to vote or receive distributions, there shall be no duplication as between Shares held by the Voting Trustee, on the one hand, and certificates of beneficial interest issued by the Voting Trustee, on the other hand; and

                (ii) where the right to vote Shares or execute consents is granted or required pursuant to the provisions of these Terms and Conditions, except as otherwise expressly provided in Section 7.13, the term "Shares" shall not include certificates of beneficial interest issued by the Voting Trustee under the Voting Trust Agreement;

          (ww) "Third Party Offer" shall mean a bona fide written offer to purchase Shares;

          (xx) "Trading Period" shall have the meaning set forth in Section 3.8(b);

          (yy) "Transfer" shall mean any transfer, sale, assignment, pledge, encumbrance or other disposition of Shares, or, in the case of the Company, any issuance or sale of Shares, irrespective of whether any of the foregoing are effected voluntarily or involuntarily, by operation of law or otherwise, or whether inter vivos or upon death;

          (zz) "Transferee" shall mean a Person who has made a Third Party Offer or a Person named in a Transfer Notice (as herein defined) to whom a Transferor (as herein defined) desires to Transfer Shares without consideration;

          (aaa) "Transferor" shall mean a Person who shall propose to Transfer Shares pursuant to Article II;

          (bbb) "Transfer Notice" shall mean a written notice of a proposed Transfer;

          (ccc) "Valuation Date" shall mean the date on which the employment of a Participant with the Ward Group terminates for any reason whatsoever, including death or Permanent Disability;

          (ddd) "Vested Shares" shall mean that number of Shares owned by a Participant and his or her Permitted Transferees, as a group, equal to that amount determined, as of the date of determination ("Vesting Date") by (i) adding the aggregate number of Shares theretofore acquired by them as a group (other than from each other) which, at the time of acquisition by any member of the group were Vested Shares in the hands of the person who transferred such Shares, plus (ii) the number of Shares determined by multiplying the total number of Shares theretofore acquired by them as a group (other than from each other) not described in (i) above, including the number of Shares Awarded to them or purchased pursuant to exercise of Purchase Rights, but excluding the number of Shares acquired pursuant to exercise of Options, by the "Percentage of Vesting" (as herein defined) applicable to each of such Shares in effect on the Vesting Date, plus (iii) the lesser of (x) the number of Shares determined by multiplying the total number of Shares purchased or subject to purchase by them under outstanding or previously exercised Options (whether or not exercisable) by the "Percentage of Vesting" applicable to each Share so purchased or subject to purchase pursuant to an Option on the Vesting Date, and (y) the number of Shares theretofore acquired by them pursuant to exercise of Options, and
     (iv) subtracting from such sum the aggregate number of Vested Shares theretofore disposed of by them, as a group (other than to or among each other).

          For purposes hereof, the "Percentage of Vesting" shall be the following percentage: in the event of a Participant's death or Permanent Disability while employed with the Ward Group, 100%; in the event a Participant's employment with the Ward Group has been terminated for Cause, 0%; and generally in all other cases, if the Vesting Date is before the first anniversary of the Vesting Period Commencement Date (as herein defined), 0%; on or after the first anniversary and before the second anniversary of the Vesting Period Commencement Date, 20%; on or after the second anniversary and before the third anniversary of the Vesting Period Commencement Date, 40%; on or after the third anniversary and before the fourth anniversary of the Vesting Period Commencement Date, 60%; on or after the fourth anniversary and before the fifth anniversary of the Vesting Period Commencement Date, 80%; and on or after the fifth anniversary of the Vesting Period Commencement Date, 100%.

          The number of Vested Shares and Shares which are not Vested Shares owned in the aggregate by a Participant and his or her Permitted Transferees shall be allocated among them proportionately to the numbers of Shares owned by each of them.

          In the following instances the Vesting Date shall be the following date:

                (i) in the case of a Transfer of Shares pursuant to Article II (other than Section 2.2(a) or 2.2(e) thereof), the date on which a Transfer Notice is served;

                (ii) in the case of a Transfer of Shares pursuant to Section 2.2(a), the date of approval of the proposed Transfer by the Board of Directors;

                (iii) in the case of a sale of Shares permitted by Section 2.2(e), the date the Participant or his or her Permitted Transferee Transferred Shares in reliance on said Section 2.2(e);

                (iv) in the case of a purchase of Shares pursuant to Article III, the date of termination of the Participant's employment with the Ward Group for any reason whatsoever;

     Notwithstanding the foregoing provisions of this paragraph (ddd):

                (v) in the case of a purchase of Shares pursuant to Article III from a Participant whose Percentage of Vesting, in accordance with the foregoing, is less than 100%, the Board of Directors, in its discretion, may increase the Percentage of Vesting as determined in accordance with the foregoing, but not in excess of 100%;

                (vi) in the case of termination of employment of a Participant with the Ward Group (other than for Cause), where not all Shares owned by that Participant and his or her Permitted Transferees were purchased in accordance with Section 3.1, on the Article III Closing Date those Shares not so purchased which were not Vested Shares as of the date of termination of employment shall become Vested Shares for all purposes of these Terms and Conditions other than Section 3.3, and for the purposes of Section 3.3 said Shares shall not thereafter become Vested Shares;

                (vii) in connection with any issuance or sale of Shares by the Company, the Company may designate all or any portion of such Shares as Vested Shares;

                (viii) at any time and from time to time, after June 23, 1988, upon written notice delivered to the Company, the Designator may increase the Percentage of Vesting otherwise applicable to a Participant and his or her Permitted Transferees, but not in excess of 100%;

                (ix) on the Public Offering Termination Date, except for the purposes of Section 3.3, all Shares which are not then Vested Shares shall become Vested Shares;

          (eee) "Vesting Period Commencement Date" shall mean (i) in the case of an Award, the date of the grant of the Award; (ii) in the case of a Purchase Right, the date of exercise of the Purchase Right; and (iii) in the case of an Option, the date of grant of the Option;

          (fff) "Voting Trust Agreement" shall mean that certain Voting Trust Agreement, dated as of June 21, 1988, among Brennan and the other individuals who are parties thereto;

          (ggg) "Voting Trust Certificates" shall mean certificates of beneficial interest issued by the Voting Trustee in exchange for Shares deposited in the Voting Trust;

          (hhh) "Voting Trustee" shall mean the Person serving as voting trustee under the Voting Trust Agreement;

          (iii) "Ward" shall mean Montgomery Ward & Co., Incorporated, an Illinois corporation;

          (jjj)  "Ward Group" shall mean the Company, Ward and its subsidiaries.

     1.3 Transferability of Certain Shares. Shares issued by the Company pursuant to a stock dividend, stock split, reclassification, or like action, or pursuant to the exercise of a right granted by the Company to all its stockholders to purchase shares of Common Stock on a proportionate basis, shall be Transferred only, and for all purposes be treated, in the same manner as, and be subject to the same options with respect to, the Shares which were split or reclassified or with respect to which a stock dividend was paid or rights to purchase shares on a proportionate basis were granted. In the event of a merger of the Company where these Terms and Conditions do not terminate pursuant to
Section 7.2(c), shares of stock and/or securities convertible into shares of stock issued in exchange for Shares shall thereafter be deemed to be Shares which are subject to the terms of these Terms and Conditions.

     1.4  Duration of Certain Portions of Article II and Certain Portions of
Article III.  From and after the Public Offering Termination Date:

          (a) the provisions of Article II shall cease to be in effect as to any Participant; and

          (b) the provisions of Section 3.2(a) shall terminate, and all references in Sections 3.2(b) and (c) to the 90-day period referred to in
     Section 3.2(a) shall be eliminated from said Sections.

     1.5 Duration of Certain Portions of Article V. Anything herein to the contrary notwithstanding, the provisions of Article V hereof, to the extent they constitute an agreement with respect to the manner in which Shares shall be voted, shall be in effect only until June 17, 1998, unless sooner terminated pursuant to other provisions contained herein.

     1.6 Applicability of Terms and Conditions; Continuation of Terms and Conditions. Unless otherwise required by the terms of a specific Award or grant of a Purchase Right or Option, these Terms and Conditions shall not apply to a Participant, or to any Person acquiring Shares pursuant to the provisions hereof, who is a Management Shareholder, but, rather, all Shares issued to or acquired by a Participant who is a Management Shareholder shall be governed by the terms and provisions of the Management Stockholders Agreement. Except as contemplated herein, Shares shall not be Transferred by any Participant or any of his or her Permitted Transferees to any Person who is not a signatory to these Terms and Conditions or bound by the provisions of the Management Stockholders Agreement unless that Person shall have executed and delivered such documents as are deemed reasonably necessary by the Company, in consultation with its counsel, to evidence such Person's acceptance of, and agreement to be bound by, these Terms and Conditions.

     1.7 Withholding. Each Participant shall pay, or make arrangements to pay, all federal, state and local income taxes which may be assessed upon such Participant in connection with his or her ownership of Shares, including, without limitation, taxes which may be imposed in connection with the lapse or release of any restrictions set forth herein with respect to the Shares. In any case in which any member of the Ward Group is legally required to withhold such taxes, such payment shall be made on or before the date such withholding is required. In the event any such payment is not made when due and any member of the Ward Group is legally required to withhold such taxes, then, to the extent permitted by law, the Company shall have the right to do any of the following in its sole discretion: (i) direct the Voting Trustee to sell such number of Shares subject to the Voting Trust Agreement which are beneficially owned by the Participant as may be necessary in order that the net proceeds of sale will equal the member of the Ward Group's withholding obligation (with such Shares remaining subject to the Voting Trust Agreement), and pay such net proceeds to such member of the Ward Group; (ii) deduct the amount required to be withheld from funds otherwise due the Participant by the Ward Group (including, without limitation, salaries and proceeds of the sale of Shares sold to the Company pursuant to the provisions of these Terms and Conditions), and pay the amount so deducted to such member of the Ward Group; or (iii) pursue any other legal or equitable right or remedy.

     1.8 Shortening or Lengthening of Option Periods. Whenever in Article II or Article III the Company or a Shareholder is given an option to purchase or sell Shares which is exercisable during a given period of time, if the Company or that Shareholder chooses not to exercise that option, the Company or that Shareholder may deliver written notice of that fact to the Company (in the case where a Shareholder is relinquishing an option) and the Designator. In such event, the applicable option period shall be deemed to have ended with respect to the Company or such Shareholder (as the case may be) on the date on which such notice is delivered. Any period during which an option to purchase is exercisable may be extended by agreement of the party subject thereto. In such event, options to purchase which are subsequent to the option with respect to which the period is extended shall become exercisable on the date upon which they would have been exercisable, unless otherwise agreed by the holders of such options, and shall be extended to the same extent as that the prior options are extended from time to time.

     1.9 Execution of Voting Trust Agreement. At any time in which the Voting Trust Agreement is in effect, as a condition to any Award, grant of a Purchase Right, or exercise of an Option, the Participant shall be required to execute a counterpart of the Voting Trust Agreement, transfer the Shares to be acquired to the Voting Trustee in exchange for certificates of beneficial interest representing a like number of Shares, and take such other steps as may be necessary in order that the Voting Trustee shall have the sole voting power with respect to the Shares acquired by the Participant.


                                   ARTICLE II

                         Voluntary Transfers of Shares

     2.1 General Effect of Terms and Conditions. Unless a Transfer of Shares by a Participant or his or her Permitted Transferees or by a Transferee is made in accordance with the provisions hereof, it shall not be valid or have any force or effect.

     2.2 Certain Permitted Transfers of Shares. Anything contained herein to the contrary notwithstanding, Shares may be Transferred:

          (a) with the prior approval of the Board of Directors, by the affirmative vote of not less than 2/3 of its members, either subject to these Terms and Conditions or otherwise as the Board of Directors shall determine;

          (b)  (i)  by Participant to any member of his or her Family;

                (ii) by a member of the Family of a Participant to any other member of the Family of that Participant or to that Participant;

                (iii) to` the personal representative of a Participant or Permitted Transferee who is deceased or adjudicated incompetent;

                (iv) subject to the provisions of Section 3.2 or 3.3 (as the case may be), by the personal representative of a Participant or Permitted Transferee who is deceased or adjudicated incompetent to any member of said Participant's Family; and

                (v) upon termination of a trust or custodianship which is a Permitted Transferee, by the trustee of such trust or custodian of such custodianship to the person or persons who, in accordance with the provisions of said trust or custodianship, are entitled to receive the Shares held in trust or custody;

          (c)  pursuant to Articles III or IV;

          (d) by a Participant or by any of his or her Permitted Transferees to Brennan; and

          (e) provided that such Shares are not subject to the Voting Trust Agreement, and provided that Section 2.3 has been complied with as if the Transfer was being made pursuant to Sections 2.4 through 2.10, both inclusive, and, if there was not an effective registration statement under the Act covering the issuance of the Shares to the Participant by the Company, pursuant to Rule 144.

Regardless of the party to whom a Transfer of Shares is made pursuant to this
Section 2.2, the Shares so Transferred shall thereafter continue to be subject to the terms, provisions and conditions of these Terms and Conditions; provided, however, that (x) if the Board of Directors has so determined, Shares Transferred pursuant to paragraph (a) hereof, and (y) Shares Transferred pursuant to paragraph (e) hereof shall not be subject to the terms, provisions and conditions of these Terms and Conditions.

     2.3 Certain Prohibited Transfers. Without the prior written approval of the Board of Directors the following Transfers of Shares are prohibited:

          (a) no Participant or Permitted Transferee may Transfer Shares prior to the first to occur of (i) the third anniversary of the applicable Vesting Period Commencement Date and (ii) the Public Offering Termination Date;

          (b) no Participant or Permitted Transferee may Transfer Shares which are not Vested Shares;

          (c) during the 12-month period ("First Period") beginning on the first to occur of the third anniversary of the applicable Vesting Period Commencement Date and the Public Offering Termination Date, and during the 12-month period immediately following the First Period (the "Second Period," the First Period and the Second Period being referred to generally as a "Period"), neither a Participant nor any Permitted Transferee may Transfer Shares to the extent such Transfer would result in the Transfer of more than 33 1/3% for the First Period and

     50% for the Second Period of the Vested Shares collectively owned by the Participant and all of his or her Permitted Transferees at the beginning of the applicable Period; and

          (d) no Transferor may Transfer Shares unless he or she has received a Third Party Offer.

     2.4  Notice of Transfer of Shares.  Even though the requirements of Section
2.3 shall have been met, no Shares shall be Transferred by a Transferor, except as may be required or permitted pursuant to the provisions of Section 2.2,
Article III or Article IV, unless the Transferor first serves a Transfer Notice upon the Company, the Designator and GE Capital and complies with the remaining provisions of this Article II.

     2.5  Form of Transfer Notice.  Each Transfer Notice shall specify:

          (a) the number of Shares which the Transferor proposes to Transfer and the consideration per Share to be received for said Transfer;

          (b) the name, and business and residence addresses of the Transferee(s);

          (c) all of the terms and conditions, including the terms and conditions of payment, upon which the Transferor proposes to Transfer said Shares; and

          (d) the address of the Transferor to which notices of the exercise of the options herein provided shall be sent.

The Transferor shall attach to the Transfer Notice a true and correct copy of the Third Party Offer, and the information to be contained in the Transfer Notice required by paragraphs (a) and (c) above shall be the corresponding information as set forth in the Third Party Offer.

     2.6 Approval of Board of Directors. The options set forth in Section 2.7 shall be exercisable, and a Transfer of Shares to a Transferee can be made, only if the Board of Directors, within the 10-day period next following the date of service of the Transfer Notice, shall approve the Transferee as a prospective holder of Shares. Subject to the following sentence, the Board of Directors shall not unreasonably withhold its approval of any Transferee, and shall not withhold its approval if the Transferee is then a Management Shareholder, GE Capital or a GE Capital Affiliate. However, the Board of Directors may, in its sole discretion, withhold its approval of any Transferee which is then engaged in a Competing Business. The Board of Directors shall be conclusively deemed to have approved the Transferee unless, prior to the expiration of the 10-day period, it shall notify the Transferor in writing of its disapproval.

     2.7 Options. Upon the service of a Transfer Notice, and provided that the Transferee has been approved by the Board of Directors as set forth in Section 2.6, options to purchase the Shares described therein shall be created, and may be exercised, as follows:

          (a) the service of a Transfer Notice by a Transferor shall create:

                (i) options in each of the Designated Management Optionees (exercisable by service of written notice upon the Transferor, the Designator, GE Capital and the

          Company within the 45-day period next following the date of service of the Transfer Notice) to purchase all or any portion of the Shares described in the Transfer Notice, at the price and on the terms therein contained;

                (ii) an option in the Company (exercisable by service of written notice upon the Transferor, the Designator and GE Capital within the 15-day period next following the date of expiration of the 45-day period described in subparagraph (i) of this paragraph (a)) to purchase all or any portion of the Shares described in the Transfer Notice which were not purchased by the Designated Management Optionees, at the price and on the terms therein contained; and

                (iii) an option in GE Capital (exercisable by service of written notice upon the Transferor, the Designator and the Company within the 15-day period next following the date of expiration of the 15-day period described in subparagraph (ii) of this paragraph (a)) to purchase all or any portion of the Shares described in the Transfer Notice which were not purchased by the Designated Management Optionees and the Company, at the price and on the terms therein contained;

          (b) the service of a Transfer Notice by a Permitted Transferee shall create an option in his or her Participant to own the Shares sought to be Transferred (exercisable by service of written notice upon the Transferor, the Designator, the Company and GE Capital within the 30-day period next following the date of service of the Transfer Notice) to purchase all or any portion of the Shares described therein, at the price and on the terms therein contained. If said Participant does not exercise the foregoing option with respect to all Shares described in the Transfer Notice, the optionees described in paragraph (a) above shall have the options to purchase the Shares with respect to which said Participant has not exercised his or her foregoing option that would have been created if said Participant had been the person desiring to Transfer the Shares and if the Transfer Notice had been served on the last day of the 30-day period during which said Participant could have exercised his or her option pursuant to this paragraph (b).

     2.8  Transfer if Options Not Exercised.  If none of the options provided in
Section 2.7 are exercised, or if such options are exercised only in part, or if such options are treated, pursuant to Section 2.9, as if not exercised, then, during a period of 60 days beginning on the day following the date of expiration of the last applicable option period, the Transferor may Transfer all, but not less than all, Shares sought to be Transferred as to which such options were not exercised (or treated, pursuant to Section 2.9, as if not exercised), to the Transferee(s), at the price specified in the Transfer Notice and on terms and conditions not less favorable to the Transferor than those specified in the Transfer Notice. In the event said Shares are not so Transferred, they shall remain subject in all respects to the terms hereof and may not thereafter be Transferred except in compliance with all terms, conditions and provisions hereof.

     2.9 Exercise of Options for Less than All of the Shares. If options exercised pursuant to Section 2.7 call for the purchase of less than all of the Shares sought to be Transferred, then, at the election of the Transferor (exercised by the service of written notice of such election upon the Company and each Person exercising an option to purchase Shares within 10 days next following the expiration of the last period in which such options may be exercised), the exercise of all or any such options shall be deemed null and void and treated, for purposes hereof, as if said options had not been exercised.

     2.10 Closing of Exercise of Options. To the extent Shares are to be purchased by Designated Management Optionees, the Company or GE Capital by reason of their exercises of options under Section 2.7, the closing of all such purchases shall take place, at the principal offices of the Company, on the 30th day next following the date on which the last applicable option period expired.

     2.11 Effect of Shares in the Hands of Third-Party Transferee. Shares which are Transferred, pursuant to Section 2.8, to a Transferee who is not a Participant, a Permitted Transferee or a party to the Management Stockholders Agreement, shall thereafter continue to be subject to all restrictions on Transfer and all other agreements, provisions, terms and conditions which are contained herein, and, without limiting the generality of the foregoing, the Transferee must comply with:

          (a) the provisions of Sections 2.4 through 2.10, both inclusive, if the Transferee shall desire to Transfer any such Shares, as if the Transferee was a Participant; and

          (b) the voting agreement provisions of Article V, as if the Transferee was a Participant.

     2.12 Termination of GE Capital's Rights. From and after the date that GE Capital and the GE Capital Affiliates cease to own, in the aggregate, at least 20% of the shares of Common Stock which GE Capital and the GE Capital Affiliates purchased on June 22, 1988, all rights of GE Capital under Sections 2.7(a) (iii) and (b) of this Article II shall terminate.


                                  ARTICLE III

               Purchases of Shares Upon Termination of Employment

     3.1 Termination of Employment of Participant. Upon the termination of a Participant's employment with the Ward Group for any reason other than death or Permanent Disability (including, without limitation, resignation or discharge for or without Cause), the Company shall forthwith notify the Designator of such termination, and:

          (a) each of the Designated Management Optionees shall have an option (exercisable by service of written notice upon such Participant, each of his or her Permitted Transferees, and the Designator, within the 45-day period next following the date on which the Company has notified the Designator that such Participant's employment has terminated), to purchase all or any portion of the Shares owned by such Participant and each of his or her Permitted Transferees; and

          (b) the Company shall have an option (exercisable by service of written notice upon such Participant, each of his or her Permitted Transferees, and the Designator, within the 30-day period next following the last day of the 45-day period referred to in paragraph (a)), to purchase all or any portion of the Shares which were not purchased by the Designated Management Optionees; and

          (c) each of the Designated Management Optionees shall have an additional option (exercisable by service of written notice upon such Participant, each of his or her Permitted Transferees, and the Designator, within the 105-day period next following the date on which the

     Company has notified the Designator that such participant's employment has terminated), to purchase all or any portion of the Shares owned by such Participant and each of his or her Permitted Transferees which were purchased upon exercise of an option after termination of the Participant's employment; and

          (d) the Company shall have an option (exercisable by service of written notice upon such Participant, each of his or her Permitted Transferees and the Designator, with the 30-day period next following the last day of the 105-day period referred to in paragraph (c)), to purchase all or any portion of the Shares which were not purchased by the Designated Management Optionees;

all in the manner, for the price and on the terms and conditions contained in Sections 3.5 through 3.11, both inclusive, of this Article III.

     3.2 Death or Total Permanent Disability of a Participant. Upon the death of a Participant while such Participant is an employee of the Ward Group; or in the event the employment of a Participant with the Ward Group shall be terminated by reason of Permanent Disability:

          (a) the personal representative of the deceased or Permanently Disabled Participant or the Permanently Disabled Participant (as the case may be), and each Permitted Transferee of the deceased or Permanently Disabled Participant, shall each have the option (exercisable by written notice delivered to the Company and the Designator not later than 90 days after the date of death or the date of termination of the Participant's employment with the Ward Group by reason of Permanent Disability, as the case may be, of the Participant), to sell all or any portion of the Shares then owned by such respective Shareholders in accordance with paragraph
     (b);

          (b) if the options described in paragraph (a) are exercised, the Designated Management Optionees shall each have the option (exercisable by written notice delivered to the Company and each Shareholder having an option to sell Shares pursuant to paragraph (a), within the 30-day period next following the expiration of the 90-day period described in paragraph
     (a)) to purchase all or any portion of the Shares as to which the options to sell described in paragraph (a) were exercised, and the Company shall purchase the Shares as to which the options described in paragraph (a) to sell were exercised which the Designated Management Optionees have not elected to purchase pursuant to this paragraph (b);

          (c) if and to the extent the options described in paragraph (a) are not exercised, the Designated Management Optionees shall have the option (exercisable by written notice delivered to each Shareholder having an option to sell Shares to the Company pursuant to paragraph (a) and the Company within the 30-day period next following the 90-day period referred to in paragraph (a)), to purchase from such Shareholders all or any portion of the Shares then owned by such Shareholders as to which they did not exercise their respective options to sell as set forth in paragraph (a); and

          (d) the Company shall have the option (exercisable by written notice to each Shareholder having an option to sell Shares to the Company pursuant to paragraph (a) within the 30-day period next following the expiration of the 30-day period referred to in paragraph (c)), to purchase from such Shareholders all or any portion of the Shares then owned by such Shareholders as to which they did not exercise their respective options to sell as set forth in paragraph (a) and as to which the Designated Management Optionees did not exercise their respective options to purchase as set forth in paragraph
     (c);

all in the manner, for the price, and on the terms and subject to the conditions contained in Sections 3.5 through 3.11, both inclusive, of this Article III.

     3.3 Death of Participant Following Termination of Employment. Upon the death of a Participant following termination of the Participant's employment with the Ward Group (a "Post-Termination Death"), in the case where that Participant and his or her Permitted Transferees did not previously sell all Shares owned by them, respectively, pursuant to Section 3.1 or Section 3.2:

          (a) each of the Designated Management Optionees shall have an option (exercisable by service of written notice upon such Participant, each of his or her Permitted Transferees, and the Designator, within the 90-day period next following the date on which the Company has notified the Designator that such Participant has died), to purchase all or any portion of the Shares owned by such Participant and each of his or her Permitted Transferees; and

          (b) the Company shall have an option (exercisable by service of written notice upon such Participant's personal representative, each of such Participant's Permitted Transferees, and the Designator, within the 30-day period next following the last day of the 90-day period referred to in paragraph (a)), to purchase all or any portion of the Shares which were not purchased by the Designated Management Optionees;

all in the manner, for the price and on the terms and conditions contained in Sections 3.5 through 3.11, both inclusive, of this Article III.

     3.4 Notice of Death. In order to effectuate the exercise of the options set forth in Sections 3.2 and 3.3 in the event of the death of a Participant, the personal representative of the deceased Participant shall give written notice of such Participant's death to the Company within 90 days after the date of such death, regardless of whether such personal representative shall be entitled to exercise any option granted to him or her pursuant to this Article
III. Forthwith following the receipt of such notice, the Company shall deliver a copy thereof to the Designator. In the event such notice is not so given by the personal representative of the deceased Participant, the period of time during which the options set forth in Sections 3.2 and 3.3 may be exercised shall be extended appropriately.

     3.5 Purchase Price of Shares. The aggregate purchase price ("Purchase Price") of Shares to be purchased pursuant to Sections 3.1, 3.2, or 3.3, shall be the following:

          (a) if the product of the Fair Market Value per Share (as defined below) multiplied by the aggregate number of Shares to be purchased is equal to or less than the aggregate Acquisition Price of the Shares to be purchased, then the Purchase Price shall be the product of the Fair Market Value per Share, multiplied by the aggregate number of Shares to be purchased;

          (b) if paragraph (a) is not applicable, subject to paragraph (c) below, the Purchase Price shall be equal to the sum of (x) the product of the Fair Market Value per Share multiplied by the number of Vested Shares to be purchased, plus (y) the product of the Acquisition Price multiplied by the number of Shares which are not Vested Shares to be purchased;

          (c) where options are exercised pursuant to Section 3.1 or 3.3 for less than all of the Shares owned by a Participant and his or her Permitted Transferees, in determining the Purchase Price in accordance with paragraph
     (a) or (b), the Shares which are not Vested Shares shall be deemed to have been purchased or sold first; and

          (d) for the sole purpose of computing the Purchase Price in connection with a purchase of Shares pursuant to Section 3.3, in computing that portion of the Purchase Price which is allocable to Shares which are not Vested Shares, the Acquisition Price of each of the Shares which are not Vested Shares shall be increased by a simple interest factor of 8% per annum calculated from the Valuation Date to the Article III Closing Date, but the Acquisition Price, as so increased, shall not exceed the Fair Market Value per Share.

     3.6 Manner of Payment. Subject to the provisions of Article IV, the Purchase Price shall be paid in the following manner:

          (a) except as otherwise provided in paragraph (c), an amount equal to 25% of the Purchase Price of all Shares shall be paid in cash on the
     Article III Closing Date;

          (b) except as otherwise provided in paragraph (c), the balance of the Purchase Price shall be paid in three equal annual installments on the first through third anniversaries, both inclusive, of the Article III Closing Date. The principal amount of the balance of the Purchase Price remaining from time to time unpaid shall bear interest, payable on the same dates as each installment of principal, at a rate per annum equal to the lowest rate of interest which will not result in any portion of the Purchase Price being deemed to be unstated interest or original issue discount under the provisions of the Internal Revenue Code of 1986, as amended. If said provisions are inapplicable for any reason, the interest rate shall be 8% per annum;

          (c) notwithstanding the preceding provisions of this Section 3.6, in the event of a purchase of Shares following the voluntary termination of employment of a Participant with the Ward Group (other than by reason of normal retirement in accordance with such entity's retirement policies), or the termination of employment of such Participant with the Ward Group for Cause, the amount which shall be paid on the Article III Closing Date shall equal 16% of the Purchase Price, and the balance of the Purchase Price shall be paid in five equal annual installments on the first through fifth anniversaries, both inclusive, of the Article III Closing Date, plus interest, payable on the same dates as each installment of principal, at the rate determined pursuant to paragraph (b); and

          (d) the Purchase Price shall be payable by the Designated Management Optionees and the Company in proportion to their respective purchases of Shares pursuant to this Article III.

     3.7 Notes and Security. The portion of the Purchase Price which has not been paid in cash on the Article III Closing Date shall be evidenced and secured as follows:

          (a) the portion of the Purchase Price which is not paid on the Article III Closing Date shall be evidenced by a non-negotiable secured promissory installment note(s) made by the Company and/or the Designated Management Optionees purchasing Shares (as the case may be). Each such note or notes shall be in a commercially reasonable form of promissory note given to evidence an installment indebtedness, providing for payment of the unpaid balance of the Purchase Price, and interest thereon, all as provided in
     Section 3.6. Each such promissory installment note shall provide for acceleration in the event of non-payment after a reasonable grace period, and that it may be prepaid at any time or from time to time, in whole or in part, without premium, penalty or notice. All prepayments shall be applied against installments coming due in the inverse order of their maturity. If there is more than one seller of such Shares, a separate note shall be issued to each seller of such Shares. Each promissory note which is made by the Company shall provide that the obligations thereunder are subordinated to the extent provided in, and are subject to the provisions of, Article IV. Each note shall provide that a default under any note made by the party issuing it to a Participant or his or her Permitted Transferees pursuant to this Article III shall be a default under all notes made by that party to such Participant and his or her Permitted Transferees pursuant to this Article III; and

          (b) each note shall be secured, at the option of the purchaser of the Shares, by either (x) a pledge, meeting the requirements of the Illinois Uniform Commercial Code, of a number of the Shares purchased which would have an aggregate purchase price at the time of the pledge (determined in the manner provided in Section 3.5 and in the following sentences) equal to the original principal amount of such note, or (y) a standby letter of credit reasonably satisfactory to the Shareholder whose Shares are being sold. If Shares are to be pledged, for the purposes of determining the type and number thereof, on the Article III Closing Date the Company and the Designated Management Optionees shall be deemed to have made payment in full for a type (Vested Shares or Shares which are not Vested Shares, as the case may be) and number of Shares which would have had an aggregate purchase price (determined as provided herein) equal to the amount so paid, and the Shares which are so deemed to have been paid for in full shall not be subject to the pledge, and only the balance of the Shares shall be subject to the pledge. In determining the value of the Shares which are deemed to have been paid for in full on the Article III Closing Date in accordance with the two preceding sentences, Shares which are not Vested Shares shall first be deemed to have been paid for in full, until all of such Shares have been deemed to have been paid for in full. If Shares are to be pledged, at the option of the pledgor, the Shares to be pledged shall be held by an escrowee reasonably satisfactory to the pledgor, pursuant to an Escrow Agreement containing terms and provisions which are reasonably satisfactory to the pledgor.

     3.8 Fair Market Value. The Fair Market Value per Share of Shares purchased pursuant to this Article III shall be determined as follows:

          (a) unless a public market for the Shares exists, the Fair Market Value per Share of each of the Shares shall be based upon the fair market value of the consolidated common equity of the Company for the fiscal year in which the termination of the employment of a Participant (the "Valuation Date") occurs (in the case of a purchase of Shares pursuant to Section 3.1 or 3.2) or the fiscal year in which the Article III Closing Date occurs (in the case of a purchase of Shares pursuant to Section 3.3), adjusted as provided herein. The Valuation Date (in the case of a purchase of Shares pursuant to Section 3.1 or 3.2) or the Article III Closing Date (in the case of a purchase of Shares pursuant to Section 3.3) is referred to herein as the "Applicable Date". Subject to the following provisions, the fair market value of the consolidated common equity of the Company shall be determined annually by the Board of Directors, as of the first day of the then-current fiscal year of the Company, in its reasonable discretion and in good faith, as soon after the commencement of each fiscal year of the Company as possible. In the event the fair market value of the consolidated common equity of the Company, as so determined, would exceed 150% of the consolidated common equity of the Company (determined in accordance with the generally accepted accounting principles applied by the Company) as of the first day of the fiscal year for which the determination is to be made, the affirmative vote of not less than 2/3 of the members of the Board of Directors shall be required in order to determine the amount of the excess. The Board of Directors may in its discretion retain an independent investment banker to make recommendations to the Board of Directors as to the fair market value of the consolidated common equity of the Company. Each such determination shall be effective as of the first day of the then-current fiscal year, and remain in effect with respect to all Applicable Dates occurring during that fiscal year provided, however, that the fair market value of the common equity as so determined by the Board of Directors shall be adjusted by adding:

                (i) an amount equal to the Fair Market Value at the date of grant for all outstanding and unexpired Options and Purchase Rights and other options or rights to acquire shares of common stock during the period commencing on the first day of the fiscal year in which the Applicable Date occurs and ending on the Article III Closing Date (the "Adjustment Period");

                (ii) the amount of cash and other consideration (including any difference between the Fair Market Value at the date of grant and the exercise price) received or receivable by the Company during the Adjustment Period on account of the exercise of any Options, Purchase Rights, or other options or rights to acquire shares of common stock;

                (iii) the aggregate consideration received by the Company for shares of common stock issued during the Adjustment Period and not accounted for in either (i) or (ii) above;

     and by subtracting:

                (iv) the aggregate amount of dividends paid or payable by the Company on its common stock during the Adjustment Period; and

                (v) the aggregate amount paid by the Company to redeem, repurchase or otherwise acquire for consideration shares of its common stock during the Adjustment Period;

     and the said fair market value of the consolidated common equity of the Company, as so adjusted, shall be the fair market value of the consolidated common equity of the Company. The foregoing adjustments shall be made by the Company's chief financial officer, acting reasonably and in good faith and in accordance with the provisions of this Section 3.8. For the first fiscal year of the Company, the parties agree that the fair market value of the consolidated common equity of the Company as of the first day of such first fiscal year shall be $10,000,000. Once the fair market value of the consolidated common equity of the Company has been determined as provided in the foregoing provisions of this paragraph (a), the Fair Market Value per Share of each of the Shares to be purchased pursuant to this Article III shall be determined as follows:

                (vi) the Fair Market Value per Share of each of the Class A Shares shall be the amount determined as follows:

                    a. First, at any time when the Outstanding Amount as of the date of determination does not exceed the Series 1 Amount, the fair market value of the consolidated common equity of the Company shall be multiplied by a fraction the numerator of which is the Class A Amount and the denominator of which is the sum of the Class A Amount plus the number of outstanding Class B Shares on the day immediately preceding the Article III Closing Date; or

                    b. at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount, but the Non-Series 3 Outstanding Amount does not exceed the Series 1 Amount, the fair market value of the consolidated common equity of the Company shall be multiplied by a fraction the numerator of which is the product of the amount which would be determined if the immediately preceding Section 3.8(a)(vi)a. were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by a fraction the numerator of which is the Outstanding Amount plus the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan on the day immediately preceding the Article III Closing Date and the denominator of which is the sum of the Series 1 Amount plus fifty percent (50.0% ) of the excess of the Outstanding Amount over the Series 1 Amount; plus eighty-one point five percent (81.5%) of the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan; or

                    c. at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (and Section 3.8(a)(vi)b. is not applicable), the fair market value of the consolidated common equity of the Company shall be multiplied by a fraction the numerator of which is the product of (a) the amount which would be determined if Section 3.8(a)(vi)a. were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by (b) a fraction the numerator of which is the Outstanding Amount plus the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan on the day immediately preceding the
                Article III Closing Date; and the denominator of which is the sum of the Series 1 Amount plus eighty-one point five percent (81.5%) of the sum of (i) the Non-Series 3 Amount plus (ii) the number of Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan, plus (iii) fifty percent (50.0%) of the number of Series 3 shares outstanding as of the date of such determination; and

                    d. Second, the amount determined pursuant to subparagraph a., b. or c., as applicable, shall be divided by the aggregate number of Class A Shares (without distinction as to series) on the day immediately preceding the Article III Closing Date, with Shares which are subject to purchase pursuant to options granted under the Employee Stock Option Plan being treated, for the purposes of this subparagraph d., as being outstanding Shares;

          provided, however, that no adjustment to the Fair Market Value per Class A Share as calculated as of the first day of the then-current fiscal year shall be required unless such adjustment would result in an increase or a decrease of at least 1% from the amount as so determined as of the beginning of the then-current fiscal year;

                (vii) the Fair Market Value per Share of each of the Class B Shares shall be the amount determined by (x) subtracting from the fair market value of the consolidated common equity of the Company the aggregate Fair Market Value per Share of all of the Class A Shares of all series, as determined pursuant to subparagraph (vi), and (y) dividing the resulting number by the total number of Class B Shares which are outstanding as of the day immediately preceding the Article III Closing Date.

     In the event the Article III Closing Date occurs prior to the date on which the appropriate fair market value of the consolidated common equity of the Company has been determined, the Purchase Price shall initially be determined on the basis of the most recent determination of the fair market value of the consolidated common equity of the Company and shall thereafter be adjusted as soon as the fair market value of the consolidated common equity of the Company for the current fiscal year has been determined. If necessary in order to accomplish any such adjustment, the parties shall immediately substitute new notes and/or exchange cash payments as soon as practicable after the amount of such adjustment is determined, so that the parties are placed in the same positions in which they would have been if the appropriate fair market value of the consolidated common equity of the Company had been known on the Article III Closing Date;

          (b) if a public market for the Shares exists, the Fair Market Value per Share shall be the Average Closing Price of the Shares during the period ("Trading Period") consisting of the ten trading days ending on the day immediately preceding the Valuation Date (in the case of a purchase of Shares pursuant to Section 3.1 or 3.2) or the date on which the first option arising under Section 3.3 was exercised (in the case of a purchase of Shares pursuant to Section 3.3). For the purposes of the preceding sentence:

                (i) if the Shares are listed on any national securities exchange or traded in the over-the-counter market and included in the NASDAQ National Market System, the Average Closing Price shall be the arithmetic mean of the last sale prices of the Shares on each day of the Trading Period on the national securities exchange where the Shares are principally traded if the Shares are listed for trading on such exchange, or in the over-the-counter market as reported by NASDAQ if the Shares are included in the National Market System; and

                (ii) if the Shares are traded over-the-counter but are not included in the NASDAQ National Market System, the Average Closing Price shall be the arithmetic mean of the average of the closing bid and asked quotations on each day of the Trading Period.

     3.9 Closing. Subject to the remainder of this Section 3.9 and to Section 4.1, any purchase of Shares pursuant to this Article III shall be consummated ("Article III Closing") at the Company's principal office at 10:00 a.m., prevailing business time, on the 30th day next following the last day on which the last option to purchase or sell such Shares which is granted pursuant to this Article III is exercisable ("Article III Closing Date"), or on such earlier day as designated by the purchaser(s) in the sole discretion of the purchaser(s) upon not less than three days prior notice to the Participant or his or her personal representative, as the case may be, and to the Participant's Permitted Transferees. If said date is a Saturday, Sunday or legal holiday, the Article III Closing shall occur at the same time and place on the next succeeding business day. At the Article III Closing, each person selling Shares shall deliver certificates representing the Shares being purchased, duly endorsed, and each shall furnish such other evidence, including applicable inheritance and estate tax waivers and releases, as may reasonably be necessary to effect the Transfers of Shares. The Company and/or the Designated Management Optionees purchasing Shares shall make the payments, deliver the notes, and effect the pledges, which are set forth in Sections 3.6 and 3.7.

     3.10 Priorities. In the event options to purchase Shares owned by a Participant or a Permitted Transferee shall arise under both Article II and
Article III, as between the provisions of Article II, on the one hand, and
Article III, on the other hand, if on the date on which an option to purchase or sell Shares arises under Article III, any option under Article II has not been exercised, or, if exercised, the purchase to be made pursuant to said exercise has not been closed, the priority of such Articles shall be determined by the Designator, but if the Designator fails to make any such determination by written notice delivered to the Company within 30 days next following the date on which the option or obligation under Article III arose, Article III shall have priority.

     3.11 Failure to Deliver Shares. In the event the Company or any of the Designated Management Optionees exercise one or more options to purchase Shares pursuant to this Article III, or the Company becomes obligated to purchase Shares pursuant to this Article III, and in the event a Participant or Permitted Transferee whose Shares are to be purchased pursuant to this Article III fails to deliver them on the Article III Closing Date, the Company and/or the Designated Management Optionees purchasing Shares may elect to deposit the cash and promissory note(s) representing the Purchase Price with the Company's general counsel ("Escrow Agent"). In the event the Company and/or said Designated Management Optionees do so, the Shares shall be deemed for all purposes (including the right to vote and receive payment of dividends) to have been Transferred to the purchasers thereof, the Company or the Voting Trustee (as the case may be) shall issue new certificates representing the Shares to the purchasers thereof, and the certificates registered in the name of the Shareholders obligated to sell them (or the voting trust certificates, as the case may be) shall be deemed to have been cancelled and to represent solely a right to receive payment of the Purchase Price, with interest (if any) earned thereon, from the escrow. If the proceeds of sale have not been claimed by the former Shareholders whose Shares were purchased pursuant to this Article III prior to the third anniversary of the Article III Closing Date, the escrow deposits, and all interest (if any) earned thereon, shall be returned to the respective depositors, and the former Shareholders whose Shares were purchased shall look solely to the purchasers for payment of the Purchase Price. The Escrow Agent shall not be liable for any action or inaction taken by him in good faith, and shall have no liability whatsoever for failure to earn interest (or with respect to the amount of interest earned) on the escrow deposits.

     3.12 Resale of Shares. The Company may resell or redistribute by way of Award, Purchase Right or Option or in any other manner pursuant to the Plan or the Management Stockholders Agreement, any Shares repurchased by the Company pursuant to this Article III or Article II. At any time in which the Voting Trust Agreement is in effect, the party to whom the Shares are reissued shall, if not already a party to the Voting Trust Agreement, join in and become a party thereto, the Company shall, on behalf of said party, issue Shares to the Voting Trustee for the benefit of said party, and the Voting Trustee shall issue to said party Voting Trust Certificates constituting an equal number of Shares.

     3.13 Modification of Options. Notwithstanding anything to the contrary contained herein, with respect to any options created upon termination of employment pursuant to Section 3.1 or 3.2 hereof, for all purposes of this Agreement, with respect to any Person subject to Section 16 of the Securities Exchange Act of 1934, as amended, such options shall not arise until six months and one day after such termination of employment and all other time periods with respect thereto contained herein shall be adjusted accordingly.


                                   ARTICLE IV

                   Certain Limitations on Purchases of Shares

     4.1 Restrictions on the Company's Right and/or Obligation to Purchase Shares. Notwithstanding anything to the contrary contained herein, the Company:
(x) shall have the right to exercise conditionally any option arising under
Article III to purchase Shares; (y) shall not be obligated to purchase Shares; and (z) shall not be obligated to make payments with respect to the Purchase Price of Shares it has theretofore purchased; to the extent unconditional exercise of such option, the purchase of such Shares or the making of such a payment, when taken together with all other unconditional exercises of options by the Company, all other purchases by the Company of shares of its Common Stock and the making of all other payments by the Company on account of shares of its Common Stock which the Company has purchased either under these Terms and Conditions or under the Management Stockholders Agreement, would result in a violation of one of the Limitations (as herein defined). If this Section 4.1 is applicable, the following shall govern the exercises of such options and the making of such purchases and payments:

          (a) in the event the Company has an option to purchase Shares but, by virtue of the Limitations, is unable to purchase all Shares as to which it desires to exercise its option to purchase, it may unconditionally exercise its option as to the number of Shares which it may purchase without violation of the Limitations, and shall purchase those Shares on the
     Article III Closing Date, and may exercise said option as to the remaining Shares it desires to purchase conditioned upon its being able to do so without violation of the Limitations. In the event the Company is obligated to purchase Shares but is unable, by virtue of the Limitations, to pay the full amount which is payable by the Company on the Article III Closing Date with respect to the Shares which it is obligated to purchase, the Article III Closing shall take place with respect to the purchase of those Shares which the Company is able to purchase without violation of the Limitations;

          (b) with respect to those Shares which the Company was obligated, or conditionally exercised an option, to purchase but was unable, on the
     Article III Closing Date to purchase by virtue of the Limitations, the
     Article III Closing Date shall be extended with respect to such Shares by the period of such inability, but not in excess of one year from the date on which the Article III Closing Date would have occurred with respect to such Shares but for this Section 4.1. If said inability is cured in whole prior to the expiration of said one year period, the Article III Closing shall occur with respect to such Shares on the 30th day after the date on which the inability has been cured. If as of the end of said one year period the inability to purchase such Shares was cured in part, the Article III Closing shall take place with respect to the Shares as to which the inability was cured, on the 30th day after the expiration of said one-year period. If the Article III Closing Date is extended as to any Shares pursuant to this paragraph (b), the Purchase

     Price of such Shares shall be computed as if the Article III Closing had occurred with respect to such Shares on the date set forth in Section 3.9, without regard to this Section 4.1 (the "Originally Scheduled Article III Closing Date"). The Purchase Price of such Shares, as so computed, shall be reduced by the amount of any cash dividends paid or declared and distributions made or delivered with respect to such Shares, during the period commencing on the Originally Scheduled Article III Closing Date and ending on the actual Article III Closing Date with respect to such Shares, and shall bear interest for the period commencing on the Originally Scheduled Article III Closing Date and ending on the actual Article III Closing Date, at the rate of interest which would be applicable under
     Section 3.6(b) if the Article III Closing had occurred with respect to such Shares on the Originally Scheduled Article III Closing Date, and shall be payable on the Article III Closing Date, and the rate of interest which is payable on the portion of the Purchase Price which is payable in installments pursuant to Section 3.6(b) or (c) shall be that rate of interest which would be applicable, by virtue of the application of the provisions of Section 3.6(b) or (c), on the actual Article III Closing Date. To the extent that after the expiration of said one year period, the Company remains unable to purchase any of the Shares which it is otherwise obligated to purchase or has conditionally exercised an option to purchase, the Company shall be relieved of the obligation which it was unable to fulfill, the Company's conditional exercise of its option to purchase such Shares shall terminate, and the Shares which the Company was otherwise obligated, or had conditionally exercised an option, to purchase shall thereafter remain subject to all applicable provisions hereof;

          (c) in applying the foregoing provisions of this Section 4.1, the Shares which are not Vested Shares shall be deemed to have been purchased or sold first;

          (d) if after the Article III Closing the Company is precluded from making all or any portion of an installment payment on account of the unpaid balance of the Purchase Price, the Company's obligation to make such payment (or portion thereof) shall be tolled until the earlier of the date on which it is no longer precluded from making such payment (or portion thereof) or the first anniversary of the date on which the payment (or portion thereof) was due. During the time in which the Company's obligation is so tolled, interest shall continue to accrue on the payment which was due but not made, but the holder of any note made by the Company which represents the unpaid portion of the Purchase Price of the Shares purchased by the Company shall not take any action to collect the payment due, or to accelerate the maturity of any payments not then due;

          (e) if after the expiration of the period of time in which the Company's obligation has been tolled pursuant to paragraph (d) the Company has not made the payment in full of the total amount then due, the holder of the note made by the Company shall have the right to foreclose the pledge of the Shares pledged by the Company, or draw against the letter of credit provided by the Company, as security therefor. If the holder does so, or takes other legal action to collect on the note, the holder's right to collect the amount owed by the Company to such holder (other than by way of foreclosure of the pledge of Shares pledged as collateral therefor or drawing on the letter of credit furnished by the Company in connection therewith) shall be subordinated to the Company's obligations under its then most junior subordinated debt and all debt which is senior thereto, and such holder's right to enforce its right to collect such amount shall be restricted to the extent of the maximum restriction contained in any of such debt with respect to such enforcement; provided, however, that notwithstanding any subordination provisions which may be contained in the instruments evidencing such debt, the holder of the note shall be entitled to collect the amount owing from the Company on account of the purchase of the Shares to the extent that payment of the amount sought to be collected would not result in a violation of any provisions of the instruments evidencing any debt of the Company which is senior to the holder's note and which permit distributions by, and/or intercompany dividends to, the Company in connection with its repurchases of Shares.
     For the purposes of the immediately preceding sentence, references to the Company shall be deemed to include references to Ward;

          (f) if any of the Designated Management Optionees shall have exercised options to purchase any of the Shares which are subject to purchase under
     Article III, the Article III Closing shall nonetheless take place with respect to the Shares as to which said options have been exercised, and the provisions of this Section 4.1 shall have no effect on the Shares as to which such options have been exercised, or on the obligations of the Designated Management Optionees with respect to payment of the Purchase Price thereof.

     4.2 Definition of the Limitations. The Limitations shall consist of the following:

          (a) any provision of the law of the Company's state of incorporation which restricts the Company's ability to repurchase its shares of Common Stock or restricts payments on account of the purchase price thereof;

          (b) any provision of any material contract to which the Company or any of its subsidiaries is a party (including, without limitation, loan agreements), and any provision of any Certificate of Incorporation of the Company or any of its subsidiaries, which would be violated by the Company's repurchase of its shares of Common Stock, the making of payments on account of the purchase price thereof, or the payment of intercompany dividends or other distributions or advances to the Company so that it can repurchase shares of its Common Stock or make payments on account of the purchase price thereof; and

          (c) the Cash Payments Limitation then in effect.

     4.3 Cash Payments Limitation. Except as otherwise determined by the Board of Directors, the Cash Payments Limitation shall be determined with respect to each fiscal year of the Company, and shall be equal to the sum of $5,000,000 (increased by $2,000,000 per fiscal year after the Company's initial fiscal year) plus, with respect to a fiscal year, the aggregate proceeds, collected during said fiscal year, of any insurance on the life of a Management Shareholder whose shares of Common Stock are to be purchased pursuant to the Management Stockholders Agreement during said fiscal year. To the extent the Cash Payments Limitation restricts the aggregate amount which can be paid by the Company in a fiscal year with respect to repurchases of its shares of its Common Stock, obligations of the Company to make payments for purchase of shares of its Common Stock (whether under these Terms and Conditions or the Management Stockholders Agreement) shall be honored in the order in which they arose.

                                 ARTICLE V

                          Corporate Governance Matters

     5.1  Voting of Shares Held by Participants.  At any time in which this
Article V of these Terms and Conditions is in effect and the Voting Trust Agreement is not in effect, and, in addition, with respect to any Shares which are owned by Participants or Permitted Transferees which for any reason are not subject to the provisions of the Voting Trust Agreement, on all matters requiring a vote of the Shareholders, all Shares held by Participants and Permitted Transferees shall be voted, (x) as long as Brennan is the owner of any shares of Common Stock and votes any of such shares, in the same manner that Brennan votes such shares of Common Stock with respect to that matter, and, (y) if Brennan is no longer the owner of any shares of Common Stock or if Brennan does not vote any of his shares of Common Stock, to effectuate the provisions of, and in accordance with the agreements contained in, this Article V.

     5.2 Election of Directors. Subject to the limitations set forth herein, and in addition to any provisions relating to the election of directors by the holders of Preferred Stock which are contained in the Certificate of Incorporation and By-laws of the Company, at all times in which this Article V is in effect, the By-laws of the Company shall provide, and the Participants agree to vote, for the election of a Board of Directors consisting of nine members, five to be designated by the Designator and four to be designated by GE Capital. The Bylaws shall further provide, and the Participants agree, that, disregarding any directors which may be elected by the holders of Preferred Stock pursuant to the provisions of the Company's Certificate of Incorporation:

          (a) upon the occurrence of a Control Default, and provided that GE Capital has given written notice to the Company of the exercise of its rights under this paragraph (a), the number of members of the Board of Directors shall be expanded to eleven and the Participants shall vote for two nominees designated by GE Capital to fill the vacancies thereby created;

          (b) at such time, if any, as GE Capital and the GE Capital Affiliates shall cease to own, in the aggregate, more than 50% of the shares of Common Stock which GE Capital and the GE Capital Affiliates purchased on June 22, 1988, the number of members of the Board of Directors which the Designator shall have the right to designate shall be increased by one and the number of members of the Board of Directors which GE Capital shall have the right to designate shall be reduced by one; and

          (c) at such time, if any, as GE Capital and the GE Capital Affiliates shall cease to own, in the aggregate, 20% or more of the shares of Common Stock which GE Capital and the GE Capital Affiliates purchased on June 22,1988, GE Capital shall no longer have the right to designate members of the Board of Directors in accordance with the foregoing provisions of this
     Section 5.2; and the number of directors to be elected shall be reduced to seven, five to be elected by the holders of Class A Shares, voting as a class, and two to be elected by the holders of Class B Common Stock, voting as a class; provided, however, that as long as that certain Account Purchase Agreement, dated as of June 24, 1988, between Ward and Montgomery Ward Credit Corporation shall be in effect and GE Capital or any GE Capital Affiliate shall own any shares of Class B Common Stock, GE Capital shall have the right to elect one of the two directors to be elected by the holders of Class B Common Stock.

In the event of a vacancy on the Board of Directors, the party who had the right to designate the director whose seat is vacant shall have the right to designate the party who shall fill the vacancy. The party who had the right to designate a director shall also have the right to cause that director to be removed.

     5.3 Recapitalization. In connection with any public offering of Shares (other than pursuant to the Plan), the Company shall have the right to cause a recapitalization of the Company to occur, in order to facilitate such public offering. Any such recapitalization, as nearly as possible, shall put the parties in the same relative positions with respect to equity ownership and voting control of the Company in which they were prior to the recapitalization, after taking into account any dilution resulting from outstanding but unexercised Purchase Rights or Options under the Plan. Each of the Participants agrees to vote his or her Shares in favor of any recapitalization of the Company which meets the foregoing requirements, and to treat the shares of stock and other securities issued in such recapitalization as Shares under these Terms and Conditions.


                                   ARTICLE VI

                            Confidential Information

     6.1 No Disclosure of Confidential Information. In consideration of the issuance of Shares to him or her, each Participant individually covenants and agrees that during the time that he or she is employed by the Ward Group, and thereafter following the termination of his or her employment by the Ward Group for any reason whatsoever, he or she will not divulge to persons not employed by the Ward Group or use for his or her own benefit or the benefit of Persons not employed by the Ward Group, any Confidential Information.

     6.2  Limitations on No Disclosure Covenant.  For the purposes of
Section 6.1:

          (a) information which is at any time Confidential Information shall cease to be such, and the Participant shall thereafter be under no obligations with respect thereto, at such time that:

                (i) it shall be disclosed by the Ward Group to the public; or

                (ii) it shall become known by the public other than by reason of the disclosure thereof in violation of applicable confidentiality agreements; and

          (b) notwithstanding the provisions thereof, nothing contained therein shall be construed to prohibit the Participant from making any disclosure of information, either to his legal counsel in connection with the defense of any claim, under these Terms and Conditions or otherwise, made by any member of the Ward Group, or in connection with the enforcement of any right, under these Terms and Conditions or otherwise, existing in favor of the Participant against any member of the Ward Group, or to any governmental agency to the extent that the Participant is required by law to do so.

     6.3 Return of Documents. Promptly on the termination of his or her employment with the Ward Group for any reason, each Participant (or in the event of his or her death, his or her personal representative) shall return to the Company any and all copies (whether prepared by such Participant or by any member of the Ward Group), of books, records, notes, materials, memoranda and other data pertaining to Confidential Information which are in his or her possession or control at the time of termination of employment. Each Participant acknowledges that he or she does not have, nor can he or she acquire, any property rights or claims to any of such materials or the underlying data.

     6.4 Enforcement. Each Participant agrees and acknowledges that his or her violation or breach of the covenants contained in this Article VI shall cause the Company irreparable injury and, in addition to any other right or remedy available to the Company at law or in equity, the Company shall be entitled to enforcement by court injunction. Notwithstanding the foregoing sentence, nothing herein shall be construed as prohibiting the Company from also pursuing any other rights, remedies or defenses, for such breach or threatened breach including receiving damages and attorney's fees. In addition to the foregoing, in the event of a breach or violation of this Article VI by a Participant which occurs after the Company and/or the Designated Management Optionees have purchased his or her Shares or the Shares of his or her Permitted Transferees pursuant to Article III, to the extent that the Purchase Price of the Shares purchased exceeds the Purchase Price which would have been paid if his or her employment with the Ward Group had been terminated for Cause by reason of a violation of Section 6.1, the Purchase Price shall be reduced to such latter amount, and if at the time the Purchase Price is so reduced the Participant and his or her Permitted Transferees shall have received payments on account of the Purchase Price which, in the aggregate, exceed the amount to which they would have been entitled by virtue of such reduction, they shall forthwith pay the difference to the purchasers of such Shares. The election of any remedy shall not be construed as a waiver on the part of the Company of any rights it might otherwise have at law or in equity. Said rights and remedies shall be cumulative.


                                  ARTICLE VII

                                General Matters

     7.1 Legend on Certificates. All certificates evidencing Shares (other than certificates of beneficial interest issued by the Voting Trustee under the Voting Trust Agreement) shall bear the following legend:

          "The sale, transfer and encumbrance of the shares represented by this Certificate are subject to certain Terms and Conditions agreed to by the Shareholder as of __________, 19__. A copy of said Terms and Conditions is on file in the office of the Secretary of the corporation. No sale or other transfer of the shares represented by this Certificate may be effected except pursuant to provisions of such Terms and Conditions. In addition, the right to vote the shares represented by this Certificate is restricted in the manner provided in said Terms and Conditions. The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued by the corporation and the qualifications, limitations or restrictions of such preferences and/or rights."

Upon termination of these Terms and Conditions, certificates for Shares (other than certificates of beneficial interest issued by the Voting Trustee pursuant to the Voting Trust Agreement) may be surrendered to the Company in exchange for new certificates without the foregoing legend.

     7.2 Termination and Amendment of Terms and Conditions. These Terms and Conditions shall be terminated:

     (a) by the Company with the approval of the Board of Directors and with the written consent of the holders of not less than 66 2/3% of the Shares;

          (b) upon a sale by the Ward Group of all or substantially all of their aggregate assets (other than an intercompany sale within the Ward Group) to a single purchaser or a related group of purchasers in a single transaction or a related series of transactions;

          (c) upon a merger or consolidation of the Company as a result of which the aggregate percentage of ownership of the surviving or resulting entity by Management Shareholders, GE Capital and GE Capital Affiliates and persons who were GE Capital Affiliates at the time of purchase of shares of Common Stock is less than 50% of their aggregate percentage of ownership of the Company immediately prior to such merger or consolidation; or

          (d) upon a sale, to a single purchaser or a related group of purchasers, in a single transaction or a related series of transactions, of not less than 66 2/3% of the outstanding shares of each class of Common Stock of the Company.

Termination of these Terms and Conditions shall not affect any rights or obligations which arose prior to termination, nor shall it terminate Article VI. Except as otherwise provided in the following sentence, these Terms and Conditions may be amended by the Company with the consent of the holders of not less than 66 2/3% of the outstanding Shares, but no such amendment shall adversely affect the method of valuation of any Participant's Shares for the purposes of Article III without his or her specific consent. As long as the Voting Trust Agreement is in effect, the Voting Trustee, and once the Voting Trust Agreement is no longer in effect, the Designator, shall have the power, as attorney in fact, to act for each of the Participants and each Permitted Transferee in connection with termination, or any amendment or restatement, of these Terms and Conditions which has been authorized by the holders of Shares as provided in this Section 7.2. Said power shall be deemed to be coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, any amendment to provisions of Section 5.2 of the Management Stockholders Agreement which is adopted as provided in the Management Stockholders Agreement shall be deemed to constitute a corresponding amendment to comparable provisions of Section 5.2 of these Terms and Conditions, and, to the extent that there is any conflict between said sections, the terms of the Management Stockholders Agreement shall control.

     7.3 Not an Employment Agreement. Nothing contained herein shall be deemed or construed as creating any agreement of employment between a Participant and any member of the Ward Group or a right of a Participant to employment by any member of the Ward Group.

     7.4 Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person for whom intended or sent by confirmed facsimile, or two days after deposit in the United States Mail, certified mail, return receipt requested, addressed to the persons for whom intended at the following respective addresses:

     The Company:
     One Montgomery Ward Plaza
     Chicago, IL 60671-0042
     Attention: President

     The Designator:
     c/o The Company
     One Montgomery Ward Plaza
     Chicago, IL 60671-0042

     Any Participant, or
     Permitted Transferee,
     as the case may be:

     at the last known address
     of said Participant or
     Permitted Transferee,
     as the case may be,
     as disclosed by the books
     and records of the Company;

     GE Capital:
     260 Long Ridge Road
     Stamford, CT 06902
     Attention: General Manager, Corporate Finance Group

     with a copy to:
     Associate General Counsel, Corporate Finance Group at the same address and/or to such other persons and/or at such other addresses as may be designated by written notice served in accordance with the provisions hereof.

     7.5 Miscellaneous. The use of the singular or plural or masculine, feminine or neuter gender shall not be given an exclusionary meaning and, where applicable, shall be intended to include the appropriate number or gender, as the case may be.

     7.6 Descriptive Headings. Title headings are for reference purposes only and shall have no interpretative effect.

     7.7 Waivers. No action taken pursuant to any provisions herein, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of these Terms and Conditions shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder. The preceding sentence shall not apply to the failure of a party to exercise a specific option granted to that party pursuant to the terms hereof within the period of time provided herein. Any waiver shall be in writing, signed by the waiving party.

     7.8 Binding Effect; Enforcement. These Terms and Conditions shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and permitted assigns. Each Participant and each of his or her Permitted Transferees agrees and acknowledges that its breach of any of the provisions contained herein would cause irreparable injury and that monetary damages would be inadequate. Accordingly, each Participant and each of his or her Permitted Transferees agrees that, in addition to all other legal rights and remedies, the aggrieved party shall be entitled to specific performance of the rights granted to it hereunder.

     7.9 Applicable Law. These Terms and Conditions shall be governed as to validity, construction and in all other respects by the internal laws of the State of Delaware.

     7.10 Severability. The invalidity of any provision hereof or portion of a provision shall not affect the validity of any other provision or the remaining portion of the applicable provision.

     7.11 Resolution of Certain Ambiguities and Conflicts. In the event of any ambiguity or conflict in these Terms and Conditions (i) with respect to whether any particular Shares constitute Vested Shares, (ii) the Percentage of Vesting applicable thereto, or (iii) the application of the provisions of Article III to any particular Participant and his or her Permitted Transferees, the ambiguity or conflict shall be resolved by the Designator in his sole discretion.

     7.12 Authority to Give Consents, Approvals. etc. As long as the Voting Trust Agreement shall be in effect, any votes, approvals, waivers or consents of Shareholders whose Shares are subject to the Voting Trust Agreement shall be made by the Voting Trustee, rather than the beneficial owners of such Shares, except that for the purposes of Section 7.2 (a), the beneficial owner of such Shares rather than the Voting Trustee, shall be the person to give such approval, waiver or consent.

     IN WITNESS WHEREOF, the undersigned Participant agrees to and has executed
these Terms and Conditions as of the    day of           , 19  .


                                       PARTICIPANT:



                                       ---------------------------------------
                                                signature



                                       ---------------------------------------
                                                printed name


                                       ---------------------------------------
                                                street address


                                       ---------------------------------------
                                                city, state, zip code


Accepted and agreed to:

MONTGOMERY WARD HOLDING CORP.



By:__________________________



JEL04286.C

                                                                         ANNEX C
                                                                         -------
                                     THIRD
                                     -----
                                    RESTATED
                                    --------
                          CERTIFICATE OF INCORPORATION
                          ----------------------------
                                       OF
                                       --
                         MONTGOMERY WARD HOLDING CORP.
                         -----------------------------


     MONTGOMERY WARD HOLDING CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     1. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 8, 1988 and recorded in the Office of the Recorder of Kent County, Delaware.

     2. The Certificate of Correction of Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 9, 1988.

     3. The original Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 17, 1988 and amendments thereto were filed on each of June 20, 1988; June 24, 1988; January 30, 1990; and March 20, 1992.

     4. The Second Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on June 25, 1992.

     5. An amendment to the Second Restated Certification of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on April ___, 1994.

     6. The Board of Directors of the Corporation, by unanimous consent of its members, filed with the minutes of the Board of Directors, adopted resolutions proposing and declaring advisable the Third Restated Certificate of Incorporation of the Corporation as follows, consisting of Articles First through Tenth and the amendments reflected therein:

          FIRST:  The name of the Corporation is:

                         MONTGOMERY WARD HOLDING CORP.

          SECOND: The address of its registered office in the State of Delaware is 229 South State Street, in the City of Dover 19901, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

          THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation are to conduct any lawful business, to exercise any lawful purpose and power, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same may be amended from time to time ("GCL").

          FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is fifty-five million eight hundred twelve thousand seven hundred fifty (55,812,750) consisting of the following amounts in the following designations:

               1. Common Stock. Fifty-five million eight hundred twelve thousand (55,812,000) shares of Common Stock, par value one cent ($0.01) per share (hereinafter referred to as "Common Stock"), which shall consist of the following classes:

                    (a) thirty million eight hundred twelve thousand (30,812,000) shares of Class A Common Stock (hereinafter referred to as "Class A Common Stock"), which shall consist of the following series:

                         (i) twenty-five million (25,000,000) shares of Class A
                    Common Stock, Series 1 (hereinafter referred to as "Class A Common Stock, Series 1"), and

                         (ii) five million four hundred twelve thousand (5,412,000) shares of Class A Common Stock, Series 2 (hereinafter referred to as "Class A Common Stock, Series 2"), and

                         (iii) four hundred thousand (400,000) shares of Class A Common Stock, Series 3 (hereinafter referred to as "Class A Common Stock, Series 3"), and

                    (b) twenty-five million (25,000,000) shares of Class B
               Common Stock (hereinafter referred to as the "Class B Common Stock").

               2. Preferred Stock. Seven hundred fifty (750) shares of Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Preferred Stock" or "Senior Preferred Stock").

          Such shares of Common Stock and Preferred Stock may be issued for such consideration, not less than the par value thereof, as shall be fixed from time to time by the Board of Directors, and shares issued for not less than the consideration so fixed shall be fully paid and non-assessable.

          A statement of the powers, preferences, rights, qualifications, limitations, restrictions and the relative, participating, optional and other special rights in respect of the shares of each class or series of stock is as follows:

                        PART A.  SENIOR PREFERRED STOCK
                        ------   ----------------------

          Except as otherwise provided herein, each share of Senior Preferred Stock shall be identical in all respects to all other shares of Senior Preferred Stock and shall entitle the holder thereof to the same rights and privileges as to which the holders of the other shares of Senior Preferred Stock are entitled.

               1. Rank. The Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to the Common Stock.

               2.   Dividends.

                    (a) In each year, the holders of the shares of Senior Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Common Stock, when and as declared by the Board of Directors, except as may be prohibited by Section A.5, out of funds legally available for that purpose, cumulative cash dividends at the annual rate of four thousand eight hundred fifty dollars ($4,850) per share (the "Dividend Rate"), and no more, in equal quarterly payments of one thousand two hundred twelve dollars and fifty cents ($1,212.50) per share, on the last business day of March, June, September and December (each of such dates being a "Dividend Payment Date"), commencing with the Dividend Payment Date in June, 1994. The dividend payable on the Dividend Payment Date in June, 1994 with respect to any share of Senior Preferred Stock shall be the pro rata amount of the Dividend Rate based upon the number of days from and including the date of first issuance (the "Issuance Date") of the Senior Preferred Stock up to and including the Dividend Payment Date in June, 1994 and a 365-day year. (The period from the Issuance Date to the first Dividend Payment Date, and each quarterly period between consecutive Dividend Payment Dates, shall hereinafter be referred to as a "Dividend Period.") Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date. Dividends on the Senior Preferred Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that:

                          (i) except as provided in Section A.2(a)(ii), the Corporation shall not take any of the following actions:

                              (A) declare, order or pay any dividend on any class of stock ranking as to dividends or on liquidation junior to the Senior Preferred Stock (such junior stock being herein sometimes referred to as the "Stock Junior to the Senior Preferred Stock"), or

                              (B)  redeem any Stock Junior to the Senior
                         Preferred Stock,

                    (each of such actions described in clauses A.2(a)(i)(A) or (B) above being herein sometimes referred to as a "Junior Distribution" and the proposed date of each such action being herein sometimes referred to as a "Proposed Junior Distribution Date") if the Corporation shall not, on or before the Proposed Junior Distribution Date, have completed both of the following:

                                    (1) declared on the outstanding shares of
                              Senior Preferred Stock, and paid or set apart for payment, all "Accrued Dividends" (defined in Section A.4(c)(i)) to the Proposed Junior Distribution Date; and

                                    (2) paid or deposited as required in this
                              Part A all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before the Proposed Junior Distribution Date; and

                         (ii) the Corporation may redeem or purchase any shares of Common Stock in accordance with either (x) the terms, conditions and provisions of the "Stockholders' Agreement" (defined in Section B.1) or (y) the terms, conditions and provisions of the "Employee Stock Option Plan" (defined in Section B.1), if on or before the date of each such proposed Common Stock redemption or purchase (each such time, with respect to redemptions or purchases under either the Stockholders Agreement or the Employee Stock Option Plan, being herein sometimes referred to as a "Proposed Common Stock Repurchase Date"), the Corporation shall have:

                              (A) declared on the outstanding shares of Senior Preferred Stock, and paid or set apart for payment, all Accrued Dividends (defined in Section A.4(c)(i)) through all Dividend Payment Dates occurring on or prior to such Proposed Common Stock Repurchase Date, and

                              (B) paid or deposited as required in this Part A all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before all "Mandatory Redemption Dates" (defined in Section A.4(a)(i)) occurring on or prior to such Proposed Common Stock Repurchase Date.

               All dividends declared upon Senior Preferred Stock and any other class of stock ranking on a parity as to dividends with the Senior Preferred Stock shall be declared pro rata per share. Accrued but unpaid dividends shall not bear interest.

                    (b) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of the Senior Preferred Stock is entitled pursuant to Section A.2(a) hereof, and all of such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section A.2(a) with respect to dividends on each outstanding full share of the Senior Preferred Stock.

               3.   Rights on Liquidation, Dissolution or Winding Up.

                    (a) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Senior Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, except as may be prohibited by Section A.5, but before any payment shall be made to the holders of any stock ranking on liquidation junior to the Senior Preferred Stock, an amount equal to one hundred thousand dollars ($100,000) per share, plus an amount equal to Accrued Dividends (as defined in Section A.4(c)(i)) to the date of payment (the "Liquidation Payment"). If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Senior Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Senior Preferred Stock, and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock, shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation after payment shall have been made to the holders of shares of Senior Preferred Stock and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock of the full amount to which they shall be entitled as aforesaid, the holders of any class or classes of stock ranking on liquidation junior to the Senior Preferred Stock shall be entitled, to the exclusion of the holders of shares of Senior Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

                    (b) The Liquidation Payment with respect to each fractional share of the Senior Preferred Stock outstanding or accrued but unpaid, shall be equal to a ratably proportionate amount of the Liquidation Payment with respect to each outstanding share of Senior Preferred Stock.

                    (c) For the purposes of this Section A.3, neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation, unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

               4.   Redemption.

                    (a)  Mandatory Redemption.

                         (i) The holders of not less than a majority of the outstanding shares of Senior Preferred Stock may, by notice served on the Corporation, require the Corporation to redeem, on the date which is four (4) months after the effective date of such notice, but not prior to the date which is one day after the fifth anniversary of the Issuance Date, all or any portion, as set forth in such notice, of the outstanding shares of Senior Preferred Stock at a redemption price of (A) one hundred thousand dollars ($100,000) per share (payable in cash or other consideration as the Corporation and holders of a majority of the Senior Preferred Stock may agree), plus (B) an amount equal to Accrued Dividends (defined in Section A.4(c)(i)) to the date of payment (the "Redemption Price") (each such date being herein sometimes referred to as a "Mandatory Redemption Date"). Such notice may be given from time to time with respect to any partial or full redemptions. Notice of every redemption pursuant to this Section A.4(a) shall be personally delivered or sent by certified mail, postage prepaid and return receipt requested, to the Corporation at the address of its principal executive offices to the attention of its Secretary. Such notice shall be effective upon receipt by the Corporation. The procedures set forth in Section A.4(b)(i) shall be followed for partial redemptions.

                         (ii) On and after any Mandatory Redemption Date (unless default shall be made by the Corporation in depositing moneys for the payment of the Redemption Price as hereinafter provided), all rights of the holders of shares of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price as hereinafter provided, shall cease and terminate.

                         (iii) The Corporation shall provide moneys for the payment of the Redemption Price by depositing on the Mandatory Redemption Date the amount thereof for the account of the holders of record of the Senior Preferred Stock entitled thereto with the Continental Bank N.A., or such other bank or trust company doing business in the City of Chicago, as may be designated by (A) the holders of not less than a majority of the outstanding shares of Senior Preferred Stock, and, failing said designation, (B) the Corporation, as paying agent for the benefit of such holders. The holders of the shares of Senior Preferred Stock redeemed shall surrender to the Corporation the certificates for the shares of Senior Preferred Stock so redeemed. Upon notification by such designated bank or trust company to the holders of the Senior Preferred Stock that such moneys representing the Redemption Price have been deposited by the Corporation, the shares designated for redemption shall no longer be outstanding, whether or not the certificates for the shares so redeemed have been received by the Corporation on the date of such notification and all rights relating thereto shall cease and terminate.

                    (b)  Optional Redemption.

                         (i) So long as any shares of Senior Preferred Stock are outstanding, except as may be prohibited by Section A.5, the Corporation may, at the option of the Board of Directors, at any time or from time to time after the Issuance Date, redeem the whole or any part of such Senior Preferred Stock. Any redemption pursuant to this Section A.4(b)(i) shall be at the Redemption Price. If less than all the shares of Senior Preferred Stock at any time outstanding shall be called for redemption, the redemption shall be made pro rata with respect to such shares and in such manner as may be prescribed by resolution of the Board of Directors. The date of each such redemption is herein sometimes referred to as an "Optional Redemption Date".

                         (ii) Notice of every redemption pursuant to this Section A.4(b) shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Senior Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than ten
                    (10) business days in advance of the Optional Redemption Date to the holders of record of the shares of Senior Preferred Stock so to be redeemed. On and after the Optional Redemption Date, unless default shall be made by the Corporation in providing moneys to the bank or trust company for the account of the holders of record of the Senior Preferred Stock as provided in Section A.4(a)(iii) for the payment of the Redemption Price, all rights of the holders of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate whether or not the certificates for the shares so redeemed have been received by the Corporation as provided in Section A.4(a)(iii). In this Section A.4(b)(ii), a business day refers to any day, except a Saturday, Sunday or any day on which banks in the City of Chicago are authorized or required by law to close.

                    (c)  Definitions.

                         (i) The term "Accrued Dividends" with respect to the Senior Preferred Stock shall mean, as of any given time, the then "Full Cumulative Dividends" (defined in Section A.4(c)(ii)) less the amount of all dividends theretofore paid upon the relevant shares of Senior Preferred Stock.

                         (ii) The term "Full Cumulative Dividends" with respect to the Senior Preferred Stock shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends upon the relevant shares at the full rate fixed for Senior Preferred Stock as provided herein for the period of time elapsed from the date of issuance thereof to the date as of which Full Cumulative Dividends are computed.

                    (d) Shares of Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued.

                    (e) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate fraction of the Redemption Price payable in respect of each outstanding full share of the Senior Preferred Stock pursuant to this Section A.4, and such fraction of the price shall be payable in the same manner and at such times as provided for in this Section A.4 with respect to redemptions of each outstanding full share of the Senior Preferred Stock.

                    (f) The foregoing provisions of this Section A.4 to the contrary notwithstanding but without limitation of the Corporation's obligations to make mandatory redemptions as required by Section A.4(a), unless the Accrued Dividends on all outstanding shares of Senior Preferred Stock shall have been paid or contemporaneously are declared and paid through the date of a proposed optional redemption, none of the shares of Senior Preferred Stock shall be redeemed unless all outstanding shares of Senior Preferred Stock are simultaneously redeemed and the Corporation shall not purchase by optional redemption or otherwise acquire any shares of Senior Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Senior Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Senior Preferred Stock.

                    (g) If fewer than all the outstanding shares of Senior Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors in accordance with the provisions of this Part A, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors.

               5. Restriction on Payments. Anything contained in this Article to the contrary notwithstanding, no cash dividends or dividends paid by transfer of any other property on shares of the Senior Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation, no distribution in respect of the Senior Preferred Stock shall be paid or set apart for payment by the Corporation, and no payment shall be made by the Corporation with respect to any redemption of the Senior Preferred Stock (such payments, distributions and settings aside being herein sometimes referred to collectively as "Distributions") at any time when the terms and provisions of any agreement to which the Corporation or any other member of the "Ward Group" (defined in Section B.1) is a party relating to indebtedness for money borrowed specifically prohibits or limits such Distribution (and such Distribution exceeds said limits), or such Distribution would constitute a breach, default or event of default thereunder.

               6.   Voting Rights.

                    (a) Except as expressly provided in Section A.6(b) or elsewhere in this certificate of incorporation or as required by law (in relation to which the holders of shares of Senior Preferred Stock shall be treated as a class), the holders of shares of Senior Preferred Stock shall not have voting rights and at every meeting of the stockholders of the Corporation, or by written consent in lieu of any such meeting, all voting power in the election of directors and/or for all other purposes shall be vested exclusively in the holders of shares of Common Stock. Without limitation of the next preceding sentence and without implication that the contrary would otherwise be true, no consent of the holders of Senior Preferred Stock shall be required for
               (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation junior in right as to dividends and upon liquidation to the Senior Preferred Stock, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

                    (b) Anything elsewhere in this certificate of incorporation to the contrary notwithstanding, if (i) Accrued Dividends on the Senior Preferred Stock are not paid in full on any of four (4) consecutive Dividend Payment Dates, or (ii) the Corporation shall have failed to effect the redemption of shares of Senior Preferred Stock on a Mandatory Redemption Date as required in Section A.4(a), the holders of shares of Senior Preferred Stock shall have voting rights as specified in this Section A.6(b). In the event of the occurrence of either of the foregoing events, such occurrence shall mark the beginning of a period (the "Default Period") which shall continue until such time as (i) Accrued Dividends on the Senior Preferred Stock have been paid in full through the date of payment, or (ii) the failure to redeem shares of Senior Preferred Stock as required by Section A.4(a) has been cured by the Corporation. Any provision of the by-laws of the Corporation to the contrary notwithstanding, during any Default Period, the holders of shares of the Senior Preferred Stock then outstanding shall have the exclusive and special right (but not the obligation), voting separately as a class (each share of Senior Preferred Stock being entitled to one (1) vote), to elect one (1) director to the Board of Directors of the Corporation (the "Preferred Stock Director") and the number of directors constituting the Board of Directors of the Corporation shall be automatically increased in order to provide one (1) vacancy for the Preferred Stock Director. Upon written request, made at any time after the beginning of the Default Period, by the holders of not less than a majority of the shares of the Senior Preferred Stock then outstanding, the Corporation shall call a special meeting of all of the stockholders of the Corporation, at which meeting the holders of shares of Senior Preferred Stock, voting separately as a class, shall elect the Preferred Stock Director as set forth above; provided, however, that if such meeting shall not have been called by the Corporation within ten (10) days after the beginning of a Default Period, such meeting may be called, upon like notice, at the expense of the Corporation, by the holders of not less than a majority of the outstanding shares of Senior Preferred Stock. After the first such election during any Default Period, the holders of the shares of Senior Preferred Stock, voting separately as a class, may continue to exercise their voting rights, as set forth above, at each annual meeting of the stockholders of the Corporation occurring during such Default Period. During any Default Period, no Preferred Stock Director may be removed from office without the vote or consent of the holders of a majority of the number of shares of the Senior Preferred Stock at the time outstanding. If at any time during a Default Period the directorship of the Preferred Stock Director is vacant, the secretary of the Corporation shall, upon the written request of the holders of shares representing at least a majority of the Senior Preferred Stock then outstanding, call a special meeting of all of the stockholders at the expense of the Corporation, upon the notice required for special meetings of stockholders. At any meeting held for the purpose of electing directors at which the holders of the Senior Preferred Stock shall have the right, voting as a class, to elect the Preferred Stock Director, the presence, in person or by proxy, of the holders of a majority of the Senior Preferred Stock then outstanding shall be required to constitute a quorum of the Senior Preferred Stock on such election. At any such meeting or adjournment thereof, the absence of the quorum of the Senior Preferred Stock shall not prevent the election of directors other than the Preferred Stock Director, and the absence of a quorum for the election of such other directors shall not prevent the election of the Preferred Stock Director, and in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock which lacks a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present. A vacancy in the directorship of the Preferred Stock Director may be filled only by the vote or written consent of the holders of a majority of the shares of the outstanding Senior Preferred Stock. Upon termination of a Default Period, the term of office of the then Preferred Stock Director shall automatically terminate, the shares of Senior Preferred Stock shall cease to have the voting rights specified in this Section A.6(b), the number of directors constituting the Board of Directors of the Corporation shall be automatically reduced to eliminate the vacancy caused by the termination of the office of the Preferred Stock Director and all voting rights shall be vested exclusively in the holders of shares of Common Stock, subject to the revesting of voting rights in the shares of Senior Preferred Stock in the event of the beginning of another Default Period.

               7. Amendment. This certificate of incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Senior Preferred Stock so as to affect them adversely (including, without limitation, providing for the creation of any new class of capital stock senior to, or on a parity with, the Senior Preferred Stock as to dividends, redemption rights or on liquidation) without the affirmative vote of the holders of at least a majority of the outstanding shares of Senior Preferred Stock, voting together as a single class. The Board of Directors reserves the right to act by resolution from time to time to decrease the number of shares which constitute Senior Preferred Stock (but not below the number of shares thereof outstanding).

                             PART B.  COMMON STOCK
                             ------   ------------

          Except as otherwise provided in this certificate of incorporation, all shares of Class A Common Stock, Series 1, all shares of Class A Common Stock, Series 2, all shares of Class A Common Stock Series 3, and all shares of Class B Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges.

          1. Adoption of Employee Stock Option Plan and Issuance of Class A Common Stock. As used herein, the terms "Ward Group" and "Employee Stock Option Plan" shall have the meanings specified in that certain Stockholders Agreement dated as of June 17, 1988 among the Corporation and certain of its stockholders, as Amended and Restated on May 20, 1994, a copy of which is on file with the secretary of the Corporation, without giving effect to any amendments of such agreement occurring after the execution and delivery of such Amendment and Restatement ("Stockholders Agreement"). The determination of the number of shares of Class A Common Stock as to which options to purchase shall be granted under the Employee Stock Option Plan, and any amendments thereto, shall require the affirmative vote of both: (a) a majority of the Board of Directors of the Corporation, and (b) the holders of a majority of the outstanding shares of Class A Common Stock, Series 1. Except for the issuance of shares of Class A Common Stock pursuant to the exercise of options granted under the Employee Stock Option Plan, the Corporation shall not issue any authorized but unissued shares of Class A Common Stock, without the affirmative vote of both: (i) two-thirds of the total number of directors of the Board of Directors of the Corporation; and (ii) the holders of a majority of the outstanding shares of Class A Common Stock. As used in this certificate of incorporation, the term "total number of directors" shall mean the total number of directors which the Corporation would have if there were no vacancies.

          2.  Voting Rights.

               (a) In General. Except as otherwise provided in Sections A.6(b) and B.2(b), each share of Common Stock shall entitle the holder thereof to vote, in person or by proxy, at any and all meetings of the stockholders of the Corporation, or by written consent in lieu thereof, on all propositions submitted to vote or consent of stockholders. Any provisions of law regarding allocation of voting rights by class or series to the contrary notwithstanding, the number of votes to which holders of the Common Stock shall be entitled, without distinction as to series, shall be determined and allocated among the classes and series of Common Stock as follows:

                    (i) The holder of each share of Class B Common Stock shall in all events be entitled to one (1) vote per share; and

                    (ii) The holder of each share of Class A Common Stock shall be entitled to one (1) vote, or fraction thereof, per share, as follows:

                         (A) so long as the aggregate number of outstanding
                    shares of all series of Class A Common Stock (the "Outstanding Amount"), is less than or equal to twenty-five million (25,000,000) (such 25,000,000 being herein referred to as the "Series 1 Amount"), each share of Class A Common Stock, without distinction as to series, shall be entitled to one (1) vote per share; and

                         (B) if the Outstanding Amount is greater than the
                    Series 1 Amount, each share of Class A Common Stock, irrespective of series, shall be entitled to a fraction of a vote per share determined by dividing the Series 1 Amount by the Outstanding Amount.

               (b) Class Voting. The capitalized terms used in this Section B.2(b) which are not otherwise defined in this certificate of incorporation shall have the meanings specified in the Stockholders Agreement. In addition to the voting rights specified in Section B.2(a), the Class A Common Stock; Class A Common Stock, Series 1; and Class B Common Stock, respectively, shall be entitled to vote as separate classes in the following circumstances:

                    (i) At such time, if any, as GE Capital and GE Capital
               Affiliates shall cease to own, in the aggregate, beneficially or of record, twenty percent (20%) or more of the shares of Common Stock which GE Capital and GE Capital Affiliates purchased in July 1988, the number of directors shall be automatically changed to nine (9), the holders of the Class A Common Stock, voting as a class, shall be entitled to elect seven (7) of such directors, and the holders of the Class B Common Stock, voting as a class, shall be entitled to elect two (2) of such directors; provided, however, that as long as the Account Purchase Agreement referred to in the Stockholders Agreement is in effect and GE Capital or any GE Capital Affiliate shall own beneficially or of record any shares of Class B Common Stock, GE Capital shall have the right to elect one (1) of the two (2) directors which the holders of the Class B Common Stock shall be entitled to elect and all other holders of Class B Common Stock in the aggregate shall be entitled to elect the other of the two (2) directors which the holders of Class B Common Stock shall be entitled to elect. A vacancy in the directorships to be elected, respectively, by the holders of the Class A Common Stock or the Class B Common Stock may be filled only by the vote or written consent of the holders of Class A Common Stock or Class B Common Stock, as the case may be.

                    (ii) Any amendment of this certificate of incorporation
               increasing the number of authorized shares of Class A Common Stock, of any series, or Class B Common Stock, shall not be adopted without the affirmative vote of the holders of a majority of both (A) the shares of Class A Common Stock, Series 1, then outstanding, and (B) the shares of Class B Common Stock then outstanding, each voting as a class.

     3.  Dividends.

               (a) In General. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to dividends in the proportions specified in Section B.3(b); provided, however, that if dividends are declared which are payable in shares of Class A Common Stock, Series 1; Class A Common Stock, Series 2; Class A Common Stock, Series 3; or Class B Common Stock, each such dividend shall be payable only to holders of the same class or series of Common Stock, such that dividends payable in shares of Class A Common Stock, Series 1, shall be payable only to holders of Class A Common Stock, Series 1; dividends payable in shares of Class A Common Stock, Series 2, shall be payable only to holders of Class A Common Stock, Series 2; dividends payable in shares of Class A Common Stock, Series 3, shall be payable only to holders of Class A Common Stock Series 3; and dividends payable in shares of Class B Common Stock shall be payable only to holders of Class B Common Stock.

               (b) Allocation of Dividends Among Classes and Series. The term "Class A Amount" as used in this Section B.3(b) with respect to a determination of the allocation of dividends, shall mean a number of shares of Class A Common Stock equal to the Series 1 Amount or, if less, the Outstanding Amount as of the date of determination. Any provisions of law requiring allocations by class or series to the contrary notwithstanding, and except as provided in Section B.3(a), in connection with the payment of dividends, the aggregate amount which is payable to holders of Common Stock, shall be allocated among the classes and series of Common Stock as follows:

                    (i) The portion of such dividends which is payable to the
               holders of Class A Common Stock, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination does not exceed the Series 1 Amount, shall be the amount which bears the same ratio to the total amount of such dividends as the Class A Amount bears to the sum of (A) the Class A Amount, plus (B) the number of shares of Class B Common Stock outstanding as of the date of determination; and such portion of such dividends which is payable to the holders of the Class A Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class A Common Stock, without distinction as to series;

                    (ii) The portion of such dividends which is payable to the holders of Class A Common Stock, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (but the Outstanding Amount less the number of shares of Class A Common Stock, Series 3 outstanding in each case as of such date of determination (such difference being the "Non-Series 3 Outstanding Amount") does not exceed the Series 1 Amount), shall be the product of the amount which would be payable to holders of Class A Common Stock if the immediately preceding Section B.3(b)(i) were applicable and the Class A Amount were equal to the Series 1 Amount multiplied by a fraction the numerator of which is the Outstanding Amount and the denominator of which is the sum of the Series 1 Amount plus fifty percent (50.0%) of the excess of the Outstanding Amount over the Series 1 Amount; and such portion of such dividends which is payable to the holders of the Class A Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class A Common Stock, without distinction as to series;

                    (iii) The portion of such dividends which is payable to the holders of Class A Common Stock, as a class, and without distinction as to series, at any time when the Outstanding Amount as of the date of determination exceeds the Series 1 Amount (and Section B.3 (b)(ii) immediately preceding is not applicable), shall be the product of (x) the amount which would be payable to holders of the Class A Common Stock if Section B.3(b)(i) above were applicable and the Class A Amount were equal to the Series 1 Amount, multiplied by (y) a fraction the numerator of which is the Non-Series 3 Outstanding Amount and the denominator of which is the sum of the Series 1 Amount plus eighty-one point five percent (81.5%) of the excess of the Non-Series 3 Outstanding Amount over the Series 1 Amount, and multiplied by (z) a fraction the numerator of which is the Outstanding Amount and the denominator of which is the sum of the Non-Series 3 Outstanding Amount plus fifty percent (50.0%) of the number of shares of Class A Common Stock, Series 3, outstanding as of such date of determination; and such portion of such dividends which is payable to the holders of the Class A Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class A Common Stock, without distinction as to series; and

                    (iv) The portion of such dividends which is payable to the holders of Class B Common Stock, as a class, shall be the portion of the total amount of such dividends which is not payable to the holders of Class A Common Stock in accordance with Section B.3(b)(i), B.3(b)(ii) or B.3(b)(iii) above, as applicable, and such portion of such dividends which is payable to the holders of the Class B Common Stock shall be allocated among such holders in proportion to their respective holdings of shares of Class B Common Stock.

          4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the Corporation shall allocate the aggregate proceeds payable in liquidation of the Corporation to the holders of Common Stock in the same proportions as are specified for dividends in Section B.3(b) above. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than sixty (60) days prior to the payment date stated therein, to each record holder of Common Stock.
     Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

          5. General. Except for and subject to those rights expressly granted to the holders of Senior Preferred Stock, or except as may be provided by the GCL, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise the right to receive ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of Senior Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

     If the holder of any shares of Common Stock shall receive any payment of any dividend on, liquidation of, or other amounts payable with respect to, any shares of Common Stock which, in accordance with the terms of Part A of this Article FOURTH, he is not entitled to receive, he will forthwith deliver the same to the holders of shares of Senior Preferred Stock, in the form received, and until it is so delivered will hold the same in trust for such holders.

          FIFTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          SIXTH: All power of the Corporation shall be exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law. For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the power of the Corporation and of its directors and of its stockholders, it is further provided as follows:

               1. Election of Directors. Election of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

               2. Number, Tenure and Qualifications. Subject to Sections A.6(b) and B.2(b) of Article Fourth hereof, the total number of directors which shall constitute the whole board shall be fixed from time to time in the manner provided in the by-laws of the Corporation and may be increased or decreased from time to time in the manner provided in the by-laws. Subject to Section A.6(b) of Article FOURTH hereof, at each annual election of directors, the directors shall be elected to a term of office expiring at the next annual meeting of stockholders and shall hold office until their respective successors are elected and qualified. Directors need not be stockholders or residents of Delaware but must satisfy such other qualifications as may be provided in the by-laws.

               3. By-Law Amendments. The Board of Directors, by the affirmative vote of not less than two-thirds of the total number of directors of the Board of Directors, shall have power to make, alter, amend and repeal the by-laws (except to the extent that any by-laws adopted by the stockholders may expressly prohibit, or determine the minimum number of directors whose votes are required for an amendment by the Board of Directors).

               4. Removal of Directors. As and to the extent provided in the by-laws and in Article Fourth hereof, the holders of Class A Common Stock and Class B Common Stock, respectively, shall be entitled to elect certain directors designated by such holders and to remove such directors with or without cause.

               5. Additional Powers of Directors. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate of incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the Board of Directors which would have been valid if such by-laws had not been made.

          SEVENTH: The Corporation shall be obligated to indemnify in accordance with the provisions of this Article Seventh:

               1. Obligations to Indemnify. To the fullest extent authorized by the GCL (but in the case of any amendment of the GCL effective subsequent to June 17, 1988, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the GCL permitted the Corporation to provide prior to such amendment), the Corporation shall indemnify, hold harmless and advance expenses to each person (and, where applicable, and whether the person died testate or intestate, the personal representative of the person, the estate of such person and such person's legatees and heirs) who is or has served as director of or officer of:

                    (a)  the Corporation;

                    (b) any predecessor of the Corporation; or

                    (c) any other enterprise at the request of the Corporation or of any predecessor of the Corporation, who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (herein referred to sometimes as a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent. Such indemnification and holding harmless shall cover all recoverable expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer, director, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred by this Article shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the GCL requires, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise.

               2. Construction and Presumption Favoring Indemnification. In connection with each claim for indemnification, this Article shall be liberally construed in favor of indemnification and there shall be a rebuttable presumption that the Corporation shall bear the burden of proving by a preponderance of the evidence that the claimant is not so entitled to indemnification.

               3.   Right of Claimant to Bring Suit.  If a claim under this
          Article is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid for any and all expenses incurred in prosecuting such claim. Neither of the following shall be a defense to any such action or create a presumption that the claimant has not met the applicable standard of conduct:

                    (a) the failure of the Corporation (including its Board of
               Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper; or

                    (b) an actual determination by the Corporation (including
               its Board of Directors, independent legal counsel, or its stockholders) that the claimant was not entitled to indemnification.

               4. Defense to Enforcement. It shall be a defense to any such action that the claimant has not met the standards of conduct which make it permissible for the Corporation to indemnify the claimant for the amount claimed. The burden of proving such defense shall be on the Corporation. The defense referred to in the first sentence of this Section 4 shall not be available in any action brought to enforce a claim for expense incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation.

               5. Confidentiality. Any finding by the Board of Directors, independent legal counsel, or the stockholders, that a person asserting a claim for indemnification pursuant to this Article is not entitled to such indemnification, and any information which may support such finding, shall be held by the Board of Directors, independent legal counsel and the stockholders in confidence to the extent permitted by law and shall not be disclosed to any third party. If the Corporation, the Board of Directors or the stockholders are requested or required (by questions, interrogatories, subpoena, civil investigative demand or other process) to disclose any such confidential information, the person or entity so requested or required shall provide the claimant with prompt notice of each such request and shall use its best efforts to lawfully not disclose any such confidential information, including without limitation, seeking a protective order at the Corporation's expense.

               6. Contract Right. The foregoing provisions of this Article shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at any time while this Article is in effect. Any repeal or modification of this Article shall not impair or otherwise affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

               7. Indemnity of Others. The Board of Directors in its discretion shall have the power on behalf of the Corporation to enter into agreements to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he or she or his or her testate or intestate personal representative, legatees or heirs is or was an employee, agent or otherwise acting on behalf of the Corporation or a predecessor of the Corporation or serving at the request of the Corporation or its predecessor, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

               8. Non-Exclusivity. The rights of indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any rights not provided by this Article to which any director or officer may otherwise be entitled.

               9. Severability. If for any reason a provision of this Article shall be deemed invalid or unenforceable, the Corporation shall remain obligated to indemnify and advance expenses pursuant to all those provisions of this Article which are valid and enforceable.

               10. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.

          EIGHTH:   No director of the Corporation shall be liable to the
     Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL or any successor provision, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article Eighth shall not adversely affect any right or protection of a director of the Corporation existing under this certificate of incorporation with respect to any act or omission occurring prior to such repeal or modification.

          NINTH:    Meetings of stockholders may be held within or without the
     State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation.

          TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that to be effective, each such amendment, alteration, change or repeal must be adopted by the affirmative vote of not less than two-thirds of the total number of directors of the Board of Directors and, in the case of any amendment increasing the number of authorized shares of any class or series of Common Stock, shall not be adopted without the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Series 1, and the holders of a majority of the outstanding shares of Class B Common Stock, each voting as a class.

     7. At the annual meeting of the Stockholders of the Corporation duly called, a majority of the Stockholders of the Corporation entitled to vote have voted in favor of the aforesaid amendment and restatement of the Certificate of Incorporation.

     8. This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, MONTGOMERY WARD HOLDING CORP. has caused this certificate to be signed by Bernard F. Brennan, its Chairman of the Board, and attested by Spencer H. Heine, its Secretary, this 20th day of May, 1994.


                                   MONTGOMERY WARD HOLDING CORP.



                                   By:
                                         -------------------------------------
                                         Bernard F. Brennan,
                                         Chairman of the Board


(CORPORATE SEAL)

ATTEST:

By:
     ----------------------------
     Spencer H. Heine,
     Secretary



JEL04280.F

                                                                         ANNEX D
                                                                         -------

                      MONTGOMERY WARD & CO., INCORPORATED
                      -----------------------------------
                              STOCK OWNERSHIP PLAN
                              --------------------


1. Purpose. The Montgomery Ward & Co., Incorporated Stock Ownership Plan ("Program") is comprised of two Plans, the Associate Plan and the Director Plan (Associate Plan and Director Plan, collectively or individually, "Plan"). The purpose of the Associate Plan of the Program is to attract and retain outstanding individuals as associates, advisors and consultants of Montgomery Ward Holding Corp. ("Company"), Montgomery Ward & Co., Incorporated ("Ward"), and their subsidiaries and affiliates (Company, Ward and their subsidiaries and affiliates, collectively or individually, "Ward Group"), excluding associates, advisors and consultants who are also directors of the Company, and to provide incentives for such associates, advisors and consultants to expand and improve the profits and achieve the objectives of the Ward Group by providing to such individuals opportunities to acquire shares of Class A Common Stock, Series 1 (par value $.01 per share) ("Series 1 Shares") and Class A Common Stock, Series 2 (par value $.01 per share) ("Series 2 Shares") of the Company (the Series 1 Shares and the Series 2 Shares being hereinafter collectively referred to as "Shares") and thereby provide such individuals with a greater proprietary interest in and closer identity with the Ward Group and its financial success. The purpose of the Director Plan of the Program is to attract and retain outstanding individuals as directors of the Company and to provide incentives for such directors to expand and improve the profits and achieve the objectives of the Ward Group by providing to such individuals opportunities to acquire Shares and thereby provide such individuals with a greater proprietary interest in and closer identity with the Ward Group and its financial success. Pursuant to this Program, associates, directors, advisors and consultants of the Ward Group may be awarded Shares ("Awards"), provided opportunities to purchase Shares ("Purchase Rights"), and granted nonqualified stock options ("Options") to acquire Shares.

2. Administration. This Program will be administered by two separate committees. The Associate Plan will be administered by the Associate Plan Committee and the Director Plan will be administered by the Director Plan Committee (Associate Plan Committee and Director Plan Committee, collectively or individually, "Committee"). Each Committee shall be comprised of such persons as the Board of Directors of the Company ("Board") may from time to time designate and shall be constituted as to permit this Program to comply with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act of 1934") or any successor provision. Each Committee shall interpret the respective Plan it administers and shall prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary or advisable for the administration of such Plan. Any such action by either Committee shall be final and conclusive. A majority of the members of a Committee shall constitute a quorum and all determinations of a Committee shall be made by a majority of its members. Any determination of a Committee under this Program may be made without notice of meeting of the Committee by a writing signed by a majority of the Committee members.

     The Associate Plan Committee shall determine, within the limits of the express provisions of this Program, those associates, advisors and consultants of the Ward Group (excluding associates, advisors and consultants who are also directors of the Ward Group) to whom, and the time or times at which, Awards, Purchase Rights and Options shall be granted. The Director Plan Committee shall determine, within the express provisions of this Program, those directors of the Company to whom, and the time or times at which, Awards, Purchase Rights and Options shall be granted to directors of the Company. Notwithstanding the foregoing, Awards, Purchase Rights and Options, in the aggregate, granted on or after January 1, 1990 with respect to Series 2 Shares in excess of the following amounts on a cumulative basis prior to December 31 of the following years may only be granted with the prior approval of the Board:

                      Year                     Shares
                      ----                    ---------
                      1990                    1,500,000
                      1991                    2,300,000
                      1992                    3,100,000
                      1993                    3,700,000

Each respective Committee shall also determine the number of Shares to be subject to each Award, Purchase Right and Option, the duration of each Purchase Right and Option, the exercise price (Option price) under each Option, the purchase price under each Purchase Right, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, Shares, or other property may be accepted in full or partial payment upon exercise of an Option or purchase of Shares pursuant to a Purchase Right. In making such determinations, the respective Committee may take into account the nature of the services rendered by the Participants, their present and potential contributions to the Ward Group's success and such other factors as the Committee in its discretion shall deem relevant.

3. Participants. The Participants in the Associate Plan will consist of such associates, advisors and consultants of the Ward Group (excluding associates, advisors and consultants who are also directors of the Company) as the Associate Plan Committee in its sole discretion from time to time designates within the limits of the express provisions of this Program. The Participants in the Director Plan will consist of such directors of the Ward Group as the Director Plan Committee in its sole discretion from time to time designates within the limits of the express provisions of this Program. A Committee's designation of a Participant in any year shall not require either Committee to designate such person in any other year. Each Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the terms of their respective Awards, Purchase Rights and Options, including without limitation:
(i) the financial condition of the Ward Group, (ii) anticipated profits of the current or future years, (iii) contributions of Participants to the profitability and development of the Ward Group, both present and future, and
(iv) other compensation provided to Participants.

4. Terms and Conditions of Awards. Awards granted under this Program shall be upon such terms and conditions as the respective Committee shall from time to time determine, subject to the provisions of this Program. Awards may be subject to provisions (whether or not applicable to the Awards granted to any other Participant) as the respective Committee, in it sole discretion determines appropriate, including, without limitation, restrictions on resale or other disposition, such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements, and undertakings or conditions as to the Participant's employment in addition to those specifically provided for under this Program including the establishment of vesting schedules with respect to the ownership of Shares awarded hereunder.

5. Terms and Conditions of Purchase Rights. The Purchase Rights granted under this Program shall be in such form and upon such terms and conditions as the respective Committee shall from time to time determine, subject to the provisions of this Program. Shares may be purchased pursuant to Purchase Rights by giving written notice to the Treasurer of the Company stating the number of

Shares which are being purchased and tendering payment therefor. In the discretion of the respective Committee, payment for Shares may be made in cash, other Shares or other property. The purchase of Shares pursuant to any Purchase Right may be subject to other provisions (whether or not applicable to the Purchase Right awarded to any other Participant) as the respective Committee, in it sole discretion determines appropriate, including, without limitation, restrictions on resale or other disposition, such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements, and undertakings or conditions as to the Participant's employment in addition to those specifically provided for under this Program including the establishment of vesting schedules with respect to the ownership of Shares purchased hereunder.

6. Terms and Conditions of Options. The Options granted under this Program shall be in such form and upon such terms and conditions as the respective Committee shall from time to time determine, subject to the provisions of this Program, including the following:

     (a)  Option Price
          ------------

          The Option price of each Option to purchase Shares shall be at 100% of the fair market value of the Shares subject to such Option at the time such Option is granted or at such other price determined by the respective Committee; provided, however, that the Option price shall in no event be less than the par value of the Shares subject to such Option. The fair market value of Shares is to be determined in accordance with procedures established by the respective Committee.

     (b)  Option Term
          -----------

          Each Option granted under this Program shall be for such period as the respective Committee shall determine, which period may include, without limitation, early termination of the Option upon the Participant's termination of employment. No Option, however, may be for a period more than ten years from the date the Option is granted.

     (c)  Method of Exercise
          ------------------

          Options may be exercised by giving written notice to the Treasurer of the Company, stating the number of Shares with respect to which the Option is being exercised and tendering payment therefor. In the discretion of the respective Committee, payment for Shares may be made in cash, other Shares or other property.

The award of any Option may be subject to other provisions (whether or not applicable to the Option awarded to any other Participant) as the respective Committee, in its sole discretion determines appropriate, including, without limitation, restrictions on resale or other disposition, installment exercise limitations, such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements, and undertakings or conditions as to the Participant's employment in addition to those specifically provided for under this Program including the establishment of vesting schedules with respect to the ownership of Shares purchased upon the exercise of Options granted hereunder.

7. Shares. The total number of Shares allocated to this Program and available to designated

Participants under this Program is One Million (1,000,000) Series 1 Shares and Five Million Four Hundred Twelve Thousand (5,412,000) Series 2 Shares, except as such numbers of Shares shall be adjusted in accordance with the provisions of
Section 11. The maximum number of Shares available to any Participant under this Program through Awards, Purchase Rights and Options is one million (1,000,000) Shares, except as such number of Shares shall be adjusted in accordance with the provisions of Section 11. Each Award, Purchase Right and Option when granted shall state the number of Shares to which it pertains. Such Shares may be either authorized but unissued Shares or treasury Shares. If any Purchase Right or Option granted under this Program expires unexercised, or is terminated or ceases to be exercisable for any other reason without having been fully exercised prior to the end of the period during which Purchase Rights or Options may be granted under this Program, or if any Award, Purchase Right or Option is surrendered by a Participant for cancellation, the Shares theretofore subject to such Award, Purchase Right or Option or to the unexercised portion of such Purchase Right or Option shall again become available for new Awards, Purchase Rights and Options to be granted under this Program to any eligible person (including the holder of such former Award, Purchase Right or Option).
If any Shares awarded under this Program or purchased pursuant to Purchase Rights or the exercise of Options ("Plan Shares") are repurchased by the Company pursuant to Section 10 prior to the end of the period during which Awards, Purchase Rights and Options may be granted under this Program, the repurchased Shares shall again become available for new Awards, Purchase Rights and Options to be granted under this Program to any eligible person; provided, however, that in no event may the total number of Shares issued under this Program exceed the aggregate number of Shares so reserved in this Section for issuance.

8.   Notices.

     (a)  Awards
          ------

          Awards granted pursuant to this Program shall be authorized by the respective Committee and shall be evidenced by notices ("Award Notices") in such form as the respective Committee shall from time to time determine. Such Award Notices shall state: (i) the number of Shares awarded, and (ii) such other information as the respective Committee deems appropriate or necessary. The terms and conditions of each Award Notice must be consistent with the provisions of this Program and will be applicable only to the Award that it announces.

     (b)  Purchase Rights
          ---------------

          Purchase Rights granted pursuant to this Program shall be authorized by the respective Committee and shall be evidenced by notices ("Purchase Right Notices") in such form as the respective Committee shall from time to time determine. Such Purchase Right Notices shall state: (i) the number of Shares with respect to which the Purchase Right is granted, (ii) the purchase price, (iii) the duration of the Purchase Right, (iv) the method of purchasing such Shares, and (v) such other information as the respective Committee deems appropriate or necessary. The terms and conditions of each Purchase Right Notice must be consistent with the provisions of this Program and will be applicable only to the grant that it announces.

     (c)  Options
          -------

          Options granted pursuant to this Program shall be authorized by the respective Committee and shall be evidenced by notices ("Option Notices") in such form as the respective Committee shall from time to time determine. Such Option Notices shall state: (i) the number of Shares with respect to which the Option is granted, (ii) the Option price, (iii) the Option exercise schedule, (iv) the Option term, (v) the method of exercising such Option, and (vi) such other information as the respective Committee deems appropriate or necessary. The terms and conditions of each Option Notice must be consistent with the provisions of this Program and will be applicable only to the grant that it announces.

9. Nontransferability. During the lifetime of a Participant, any Purchase Right or Option granted to the Participant shall be exercisable only by the Participant or by the Participant's guardian or legal representative. No Purchase Right or Option shall be assignable or transferable, except by will or by the laws of descent and distribution. The granting of a Purchase Right or Option shall impose no obligation upon the Participant to purchase Shares pursuant to the Purchase Right or exercise the Option, respectively.

10. Plan Share Agreements. Each holder of an Award, Purchase Right or Option shall agree to such terms and conditions in connection with the Award or the purchase of Shares pursuant to the Purchase Right or the exercise of the Option, including restrictions on the disposition of Plan Shares, as the respective Committee may deem appropriate. The certificates evidencing the Plan Shares may bear a legend referring to the terms and conditions contained in the respective Plan Share agreement and this Program, and the Company may place a stop transfer order with its transfer agent against the transfer of such Plan Shares.

11.  Adjustments.

     (a)  Capital Adjustments
          -------------------

          If the Shares should, as a result of any stock dividend, stock split, other subdivision or combination of Shares, or any reclassification, recapitalization or otherwise, be increased or decreased, the number of Shares covered by each outstanding Purchase Right or Option, the exercise price for each outstanding Purchase Right or Option and the total number of Shares reserved for issuance under this Program shall be adjusted as determined by the respective Committee to reflect such action. Any new shares or other securities issued with respect to Shares shall be deemed Shares.

     (b)  Transactional Adjustments
          -------------------------

          Subject to any required action by the Company's or Ward's stockholders, if the Company or Ward shall be a party to a transaction involving a merger or consolidation (except a merger or consolidation which does not require approval of the Company's or Ward's stockholders under the provisions of the applicable state corporation law) or a sale of all or substantially all of its assets, or if the Company or Ward shall dissolve or be liquidated, or upon the occurrence of the sale or issuance of shares of the Company pursuant to one or more registration statements under the

          Securities Act of 1933 and under Rule 144 (other than pursuant to this Program) which sale or issuance results in 25% or more of the total number of outstanding shares of voting common stock of the Company having been so issued or sold (any such merger, consolidation, sale, dissolution, liquidation or sale of shares being herein referred to as a "Transaction"), the respective Committee may authorize the issuance, exercise or assumption of Purchase Rights and Options in connection with such Transaction upon such terms and conditions as it may deem appropriate. The respective Committee shall also have the right to provide for the continuation of Purchase Rights and Options or for other equitable adjustments (by any means, such as, for example, cash payment or conversion into other property or securities) in connection with a Transaction.

12. Legal and Other Requirements. The obligation of the Company to deliver Shares pursuant to Awards, Purchase Rights and Options granted under this Program shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary or appropriate by the respective Committee, covering the Shares reserved for issuance upon Awards, purchases pursuant to Purchase Rights and exercise of Options. A Participant shall have no rights as a stockholder with respect to any Shares covered by Awards, Purchase Rights or Options granted to or Purchase Rights or Options exercised by, the Participant until the date of delivery of a stock certificate to the Participant for such Shares. Shares issued hereunder may be legended as the respective Committee shall deem appropriate to reflect the restrictions imposed under the Program or by securities laws generally. No adjustment other than pursuant to Section 11 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

13. Tax Withholding. The Ward Group shall comply with the obligations imposed on the Ward Group under applicable tax withholding laws, if any, with respect to Awards, Purchase Rights and Options granted hereunder, and shall be entitled to do any act or thing to effectuate any such required compliance, including, without limitation, withholding from amounts payable by the Ward Group to a Participant and including making demand on a Participant for the amounts required to be withheld.

A Participant, or upon the Participant's death, the Participant's beneficiary, may satisfy, in whole or in part, the obligation to pay the Ward Group any amount required to be withheld under the applicable federal, state and local income tax laws in connection with the grant of an Award or exercise of a Purchase Right or Option under this Program by either: (i) having the Ward Group withhold from the Shares to be acquired upon the grant of the Award or exercise of the Purchase Right or Option, or (ii) delivering to the Ward Group either previously acquired Shares or Shares acquired upon the grant of the Award or exercise of the Purchase Right or Option which the Participant or beneficiary was unconditionally obligated to deliver to the Ward Group. The Shares withheld or delivered shall be valued at their fair market value as of the date the amount of tax to be withheld is determined ("Tax Date"). The fair market value of Shares shall be determined in accordance with procedures established by the respective Committee. Any amounts required to be withheld in excess of the value of Shares withheld or delivered shall be paid in cash or withheld from other compensation paid by the Ward Group.

Elections by Participants or beneficiaries to have Shares withheld or delivered for this purpose shall be subject to the following restrictions: (i) elections must be made prior to the Tax Date, (ii) elections are irrevocable, (iii) elections are subject to the disapproval of the respective Committee,

(iv) if the Participant is subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), the election may not be made with respect to any Award or within six months after the grant of the Purchase Right or Option unless the election is made after the Participant becomes disabled or dies, and
(v) if the Participant is subject to Section 16(b), the election must be made at least six months prior to the Tax Date or within a period beginning on the third business day following the release of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

14. No Contract of Employment. Neither the adoption of this Program nor the grant of any Awards, Purchase Rights or Options, nor ownership of Shares shall be deemed to obligate the Ward Group to continue the appointment, employment, or engagement of any eligible person for any particular period.

15. Indemnification of Committee. The members of the Committee shall be indemnified by the Company to the fullest extent permitted by Delaware law, the Company's Certificate of Incorporation and the Company's by-laws.

16. Amendment and Termination of Program. The Company may amend this Program from time to time or terminate this Program at any time, but no such action shall reduce the number of Shares subject to the then outstanding Purchase Rights or Options granted to any Participant or adversely to the Participant change the terms and conditions of outstanding Purchase Rights or Options without the Participant's consent; provided, however, that to the extent deemed appropriate by the Committee, shareholder approval shall be necessary to adopt any amendment if the adoption of such amendment without shareholder approval would cause this Program to no longer comply with Rule 16b-3 or any successor rule or regulatory requirement. Without further action by the Board or the stockholders of the Company, this Program shall terminate on the tenth anniversary of the effective date of this Program.

17. Delaware Law to Govern. This Program shall be governed by and construed in accordance with the laws of the State of Delaware.

18. Effective Date of Program. This Program originally became effective July 19, 1988.

                                                                         ANNEX E
                                                                         -------


                      MONTGOMERY WARD & CO., INCORPORATED

                       EXECUTIVE LONG-TERM INCENTIVE PLAN



PLAN DESIGN
- -----------

The Plan generally consists of three-year cycles that can be initiated annually; however, in 1994 three cycles will be established - a one-year cycle ending in 1994, a two-year cycle ending in 1995 and a three-year cycle ending in 1996.
The basis of payment from the Plan is the achievement of specific pre-tax earnings and return on equity objectives established by a compensation committee of the board of directors of Montgomery Ward Holding Corp. which is comprised solely of two or more outside directors ("Committee").


AWARDS
- ------

The target Plan payout is a cash award based upon a percentage, determined by the Committee, of the base salary of each participant at the time of Plan payout but in no event shall such target Plan payout for any cycle for any participant exceed two million dollars ($2,000,000). Subject to the limitations and provisions set forth in this Plan, the target Plan payout will be paid if Montgomery Ward Holding Corp. and its subsidiaries ("Montgomery Ward") achieve the cycle objectives and the Committee certifies such achievement. To the extent the cycle objectives have not been met, the target Plan payouts will be proportionately reduced. The Committee may exercise its discretion to reduce the target Plan payout with respect to any Plan participant.

The amount of the award for a cycle will be announced as soon after the
Committee determines that   the cycle objectives have been achieved as possible.
The actual payout, however, will be made no later than March 15th of the year following the cycle. No award will be made unless the participant is on the last day of the last year of the applicable cycle the chief executive officer of Montgomery Ward or among the four highest compensated officers (other than the chief executive officer) as determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended. Without limiting the Committee's discretion set forth in the preceding paragraph, no award will be made if the Committee determines that the participant's conduct has been detrimental to Montgomery Ward.


PARTICIPATION
- -------------

Montgomery Ward executives in salary grades 28 and above are eligible to participate in the Plan but only those executives who meet the requirements set forth in the preceding section may receive an award under the Plan. Executives who are hired into the eligible participant group after the beginning of a cycle will have a target Plan payout prorated based on the proportion of the cycle objectives achieved from the beginning of the first quarter after their commencement of employment through the end of the cycle.


SHAREHOLDER APPROVAL OF PLAN AND
COMMITTEE ESTABLISHMENT OF OBJECTIVES
- -------------------------------------

Payment of awards under this Plan is contingent on the material terms of this Plan being approved by a majority of the vote in a separate shareholder vote. Notwithstanding the preceding sentence, the Committee shall establish the specific pre-tax earnings and return on equity objectives for each cycle and certify whether such objectives have been met.


INTERPRETATION
- --------------

Awards under this Plan are intended to qualify as performance-based compensation described in section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended or any successor provision thereof and this Plan shall be interpreted consistent with such intention.

                                                                         ANNEX F
                                                                         -------

                      MONTGOMERY WARD & CO., INCORPORATED

                SENIOR EXECUTIVE PERFORMANCE MANAGEMENT PROGRAM



PLAN DESIGN
- -----------

The Plan provides for annual incentive awards based on achievement of pre-tax earnings goals established by a compensation committee of the board of directors of Montgomery Ward Holding Corp. which is comprised solely of two or more outside directors ("Committee").

The pre-tax earnings goal for Montgomery Ward Holding Corp. and its subsidiaries ("Montgomery Ward") is expressed in terms of a minimum, target and maximum. The minimum goal represents a threshold of acceptable performance which must be achieved before any bonus award will be paid. The target goal represents a fully satisfactory performance for the bonus period. The maximum goal represents a stretch goal that the Committee believes can be obtained through superior performance.


AWARDS
- ------

Each Plan participant will be assigned by the Committee an annual incentive award target which will not be less than fifty thousand dollars ($50,000) nor more than two million dollars ($2,000,000).

A Plan participant must achieve the minimum pre-tax earnings goal to receive any annual incentive award. Attainment of the minimum, target or maximum goal results in the opportunity to receive 50%, 100% or 150%, respectively, of the target award. Awards for attainment of more than the minimum goal but less than the target goal or for attainment of more than the target goal but less than the maximum goal are established by arithmetic interpolation. The Committee may exercise its discretion to reduce the Plan payout with respect to any Plan participant.

Annual incentive award payments under this Plan will be made in March following the end of the year for which the award applies and after receipt of the outside auditor's report. The Committee will calculate bonus payouts in accordance with the provisions of the Plan and certify the achievement of the goals.

No annual incentive award will be made under this Plan unless the participant is on the last day of the year to which the incentive award applies the chief executive officer of Montgomery Ward or among the four highest compensated officers (other than the chief executive officer) as determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended. Without limiting the Committee's discretion set forth in the preceding paragraph, no annual incentive award will be made if the Committee determines that the participant's conduct has been detrimental to Montgomery Ward.

PARTICIPATION
- -------------

Montgomery Ward executives in salary grades 28 and above are eligible to participate in the Plan but only those executives who meet the requirements set forth in the preceding section may receive an award under the Plan. Executives who are hired into the eligible participant group after the beginning of a year will have an annual incentive award target prorated based on the proportion of the pre-tax earnings goal achieved from the beginning of the first quarter after their commencement of employment through the end of the year.


SHAREHOLDER APPROVAL OF PLAN AND
COMMITTEE ESTABLISHMENT OF OBJECTIVES
- -------------------------------------

Payment of awards under this Plan is contingent on the material terms of this Plan being approved by a majority of the vote in a separate shareholder vote. Notwithstanding the preceding sentence, the Committee shall establish the specific pre-tax earnings goal for each year and certify whether such goal has been met.


INTERPRETATION
- --------------

Awards under this Plan are intended to qualify as performance-based compensation described in section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended or any successor provision thereof and this Plan shall be interpreted consistent with such intention.

                         MONTGOMERY WARD HOLDING CORP.
                           One Montgomery Ward Plaza
                            Chicago, Illinois 60671

            Proxy for Annual Meeting of Stockholders on May 20, 1994

          This Proxy is solicited on behalf of the Board of Directors


     Bernard F. Brennan and Spencer H. Heine, or either of them, with full power of substitution, are hereby authorized to vote the shares of Common Stock of Montgomery Ward Holding Corp. which the undersigned is entitled to vote at the 1994 Annual Meeting of Stockholders to be held at the corporate offices of Montgomery Ward Holding Corp., One Montgomery Ward Plaza, Chicago, Illinois 60671 on Friday, May 20, 1994 at 8:00 a.m., and at all adjournments thereof as indicated on this card for the proposals described in the Notice and Proxy Statement for such meeting and in their discretion on other matters which may properly come before the meeting.

     UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1.


Please mark, sign and mail this proxy promptly in the enclosed envelope.

1.   Election of Director Nominees:

     Messrs. Brennan, Bergel, Andrews, Heine, Lieberman, Cathcart, Ekedahl, Nayden and Parke


     [_] FOR nominees     [_] WITHHELD from nominees     [_] FOR, except vote
                                                         WITHHELD from the
                                                         following nominee(s):

                                                         ---------------

                                                         ---------------

                                                         ---------------

                                                         ---------------

                                                         ---------------

                                                         ---------------

                                                         ---------------

                                                         ---------------

                                                         ---------------

2. Approval of the amendment and restatement of the Certificate of Incorporation of Montgomery Ward Holding Corp. to authorize a new series of Class A Common Stock of Montgomery Ward Holding Corp.:


     [_] FOR approval     [_] AGAINST approval     [_] ABSTAIN

3. Approval of the amendment and restatement of the Stockholders' Agreement dated as of June 17, 1988:


     [_] FOR approval     [_] AGAINST approval     [_] ABSTAIN

4. Approval of the amendment and restatement of the Montgomery Ward & Co., Incorporated Stock Ownership Plan Terms and Conditions:

     [_] FOR approval     [_] AGAINST approval     [_] ABSTAIN


5. Approval of the amendments to the Montgomery Ward & Co., Incorporated Stock Ownership Plan:

     [_] FOR approval     [_] AGAINST approval     [_] ABSTAIN


6.   Approval of the Senior Executive Performance Management Program:

     [_] FOR approval     [_] AGAINST approval     [_] ABSTAIN


7.   Approval of the Executive Long-Term Incentive Plan:

     [_] FOR approval     [_] AGAINST approval     [_] ABSTAIN




                         Signature:
                                   -----------------------------

                         Capacity / Title:
                                          ----------------------

                         Date:
                              ----------------------------------

Sign the exact name of the shareholder as it appears on your certificate(s). If acting as administrator, trustee or in representative capacity, sign name and title.


MHA04470.D